================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06654

                               BNY Hamilton Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                          3435 Stelzer Road, Suite 1000
                               Columbus, OH 43219
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Mick Grunewald
                               BNY Hamilton Funds
                          3435 Stelzer Road, Suite 1000
                               Columbus, OH 43219
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-426-9363

                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

================================================================================

ITEM 1.   REPORT(S) TO STOCKHOLDERS.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                 [Insert Report]

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. The uncertain resolution of the war in Iraq, as well as the risk of terrorism at home and abroad, did little to ease anyone's mind. At the same time, however, other economic data presented a somewhat more optimistic picture, pointing to continued, if moderate growth.

In the second quarter, employment data turned strongly upward, indicating that the recovery had at long last built enough momentum to create significant numbers of new jobs in the U.S. There were still areas of uncertainty, but the improvement in jobs figures went a long way toward restoring confidence in the economy and the prospects for further growth. For the six-month period, the S&P 500(R) Index of large-capitalization U.S. stocks returned 3.44%. Small capitalization stocks outperformed their large-cap brethren with the Russell 2000 Index of small-cap stocks posting a total return of 6.77%.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.--uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. Questions about China's staying power also roiled the markets. As the world's largest nation has engaged in rapid expansion as an economic force, it has served as an engine for growth in the Asia-Pacific region. During the first half of the year, however, the Chinese government took some steps to keep its economy from overheating, a move that caused concern for nations that count on China both as a source of inexpensive manufacturing and as a growing end market.

Over the six months, the U.S. dollar managed to gain back some of its strength relative to the major international currencies, including the Euro, British Pound, and Japanese Yen. Even though the depreciation the dollar experienced in 2003 worked to the benefit of U.S. investors, many were relieved to see some return to stability in the dollar's value. Nonetheless, this strength had a negative impact on the returns of U.S.-based investors in foreign stocks. For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 4.86%.

The most notable event in the fixed-income markets was the Federal Reserve's decision on the last day of June to raise the federal funds target rate by a quarter of a percentage point. This move was widely anticipated, with many even thinking the Federal Reserve might opt to move rates up by half a point. As it had indicated it would be, however, the Federal Reserve was measured in this step, waiting for convincing signs of increased economic activity on a number of fronts. It also waited until there were multiple reports of encouraging employment data. This helped to avoid the risk that a rate hike could choke off the recovery before losing its 'jobless' characterization. While further rate hikes are all but certain, there appears to be little fear that they will come at too fast a pace.

In the first half, mortgage-backed securities posted the strongest returns among major bond sectors. These bonds appealed to investors because of their attractive yields and modest risk characteristics. Agency securities also offered positive performance for the period, though to a lesser degree than mortgage-backed bonds. Treasury securities, which offer no credit risk and whose prices thus are heavily influenced by changes in interest rates, underperformed for the six months as market interest rates rose in anticipation of the Federal Reserve's action. Corporate bonds also underperformed. Even though these bonds benefited from the widespread improvement in corporate earnings, rising interest rates served to offset these gains.

Although much of the period was marked by doubts about the strength and duration of the current economic expansion, it now seems that with encouraging employment reports, the building blocks could be in place for sustained--and sustainable--growth. Interest rates have risen, but they remain at manageable levels. The Federal Reserve, while signaling that it is backing away from its completely accommodative stance, has restated its willingness to move at a measured, deliberate pace in raising rates. The greatest wave of home refinancing may be behind us, suggesting some moderation in consumer spending. Rising income will now be the primary driver of consumer spending. Corporate capital spending still has some room for improvement and has started to show meaningful signs of acceleration. Global uncertainty remains, but at this point it appears to be one of many factors investors and companies must contend with, rather than an overarching fear leading to paralysis.

Despite lackluster equity returns in the first half of the year, we see many reasons to believe that the remainder of 2004 could be quite positive for the economy and for U.S. corporations. Many companies have continued to report strong earnings, frequently beating expectations. The Presidential election does cast some uncertainty on the market and the economy, but new initiatives aimed at gaining voters have the potential to offset this uncertainty with new incentives for investment by individuals and companies alike.

Through this changing environment, the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds does not change. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
/s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page   4

BNY Hamilton Money Fund
  Schedule of Investments.............       12
  Statement of Assets and Liabilities.       18
  Statement of Operations.............       18
  Statements of Changes in Net Assets.       19
  Financial Highlights................       20

BNY Hamilton Treasury Money Fund
  Schedule of Investments.............       23
  Statement of Assets and Liabilities.       25
  Statement of Operations.............       25
  Statements of Changes in Net Assets.       26
  Financial Highlights................       27

BNY Hamilton New York Tax-Exempt Money Fund
  Schedule of Investments............. Page  30
  Statement of Assets and Liabilities.       38
  Statement of Operations.............       38
  Statements of Changes in Net Assets.       39
  Financial Highlights................       40

BNY Hamilton Enhanced Income Fund
  Schedule of Investments.............       43
  Statement of Assets and Liabilities.       49
  Statement of Operations.............       49
  Statements of Changes in Net Assets.       50
  Financial Highlights................       51

Notes to Financial Statements.........       54

Directors and Officers................       62

BNY HAMILTON MONEY FUND


 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced the money markets during the first half of 2004?
A. During the first quarter, weak employment data for December, January, and February suggested a somewhat subdued economic outlook. As a result, many investors expected that the Federal Reserve would not act to raise the federal funds target rate until late 2004 or early 2005. This caused a decline in short-term market interest rates.

   The second quarter was quite different, as improving employment figures pointed to solid economic recovery. The Federal Reserve took note, and on June 30 opted to raise its target rate by a quarter of a percentage point, to 1.25%. Market rates rose in sympathy, as investors anticipated that the Federal Reserve would continue to raise rates for the rest of the year. Yields on one-year CDs rose from 1.25% at the end of March to 2.37% in late June. The difference, or spread between yields on overnight paper and one-year securities, increased from one-quarter of a percentage point to 1.12% over the period.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the Fund posted a total return of 0.43%, Premier Shares returned 0.31%, and Classic Shares returned 0.18% for the six months ended June 30, 2004. The seven-day current and the 30-day effective yields for the period ended June 30, 2004 were 0.97% and 0.93%, respectively, for the Hamilton Shares; 0.72% and 0.68% for the Premier Shares; and 0.47% and 0.43% for the Classic Shares.

   As of June 30, 2004, the Fund had total assets of more than $6.9 billion, an increase of $700 million from the beginning of the year.

   Total return figures include reinvestment of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q. What factors accounted for the Fund's performance during the period?
A. The Fund seeks to achieve a competitive yield with a bias toward safety and liquidity. To pursue this goal, we apply a number of strategies. We invest in a wide range of instruments in various sectors over the short-term portion of the yield curve. To maintain a solid base of liquidity, we maintain significant positions in overnight issues.

   Rather than targeting securities with maturities in a very narrow range, we invest in issues across the money-market yield curve. For example, as it became apparent that the Federal Reserve was going to raise short-term rates, we emphasized shorter-maturity issues and avoided over concentrating the portfolio at the longer end of the money market curve.

   The BNY Hamilton Money Fund is extremely focused on the quality of our investments. This emphasis has allowed the Fund to earn both a rating of AAAm from Standard & Poor's Corporation and a grade of Aaa from Moody's Investor Services. These signify that the Fund offers excellent safety and has superior capacity to maintain its $1.00 net asset value per share, though there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained broadly diversified with exposure to a variety of fixed- and variable-rate money market securities. These include commercial paper (29% of assets), bank time deposits and CDs (27%), repurchase agreements (21%), corporate debt (4%) and U.S. government and agency securities (19%). The Fund's weighted average maturity was 47 days as of June 30, 2004, the same as it had been at the beginning of the year.

   Although the Fund's composition did not change significantly over the period, we did adjust its holdings among the major types of instruments available based on our determination of relative value. With this approach, we seek to identify and focus on those fixed-income securities that appear to offer the strongest risk/return properties at a given point in time.

   Portfolio composition and ratings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. The economy has demonstrated that its current recovery is genuine and, most probably, sustainable. We expect that the recent Federal Reserve action may be just the first volley in a series of interest-rate increases. The level and pace of these increases, however, will depend greatly on the Fed's expectation for growth and the perceived level of inflation.

BNY HAMILTON TREASURY MONEY FUND

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced Treasury securities during the first half of 2004?
A. The first quarter of the year saw weak non-farm payroll reports for December, January, and February. These caused investors to push back their expectations of interest-rate increases from the Federal Reserve until at least late 2004. As a result, U.S. Treasury Bills stayed in tight trading ranges throughout the first quarter, with the difference in yield between three- and six-month Bills narrowing.

   In the second quarter, however, a string of strong employment numbers triggered a change in investor psychology, and ultimately led the Federal Reserve to raise short-term rates by one quarter of a percentage point on June 30. The yields on six-month Bills rose by 0.65 percentage points. The difference in three- and six-month bills widened (that is, the yield curve steepened) by almost a third of a percentage point, as investors shifted their concern to the pace and magnitude of future rate increases.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the BNY Hamilton Treasury Money Fund posted a total return of 0.38%, Premier Shares returned 0.26%, and Classic Shares returned 0.15% for the six months ended June 30, 2004. The seven-day and 30-day current yields for the period ended June 30, 2004 were 0.86% and 0.82%, respectively for the Hamilton Shares, 0.61% and 0.57% for the Premier Shares, and 0.36% and 0.32% for the Classic Shares.

   As of June 30, 2004, the Fund had total assets of approximately $2.2 billion.

   Total return figures include reinvestment of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q. What are your goals in managing the Fund?
A. The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in U.S. Treasury issues and securities collateralized by U.S. Treasury obligations.

   Our emphasis on quality has earned the Fund a rating of AAAm from Standard & Poor's Corporation and a rating of Aaa from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. Liquidity remained our primary area of emphasis. To this end, overnight U.S. Treasury backed repurchase agreements represented 40% of assets, while U.S. Treasury Bills accounted for 55%. U.S. Treasury Notes made up the remaining 5% of assets. The Fund's weighted average maturity (WAM) was 44 days as of June 30, 2004, down significantly from 54 days on December 31, 2003.

   Portfolio composition and ratings are subject to change.

Q. How did the portfolio's composition change over the period?
A. We increased the Fund's concentration in Treasury Bills, raising the allocation to 55% of assets from 40% at the beginning of the year. We also reduced the Fund's exposure to Treasury Notes and overnight Treasury-backed repurchase agreements. We made this shift based on relative value, and also to position the Fund for anticipated interest rate hikes.

Q. What is your strategic outlook going forward?
A. We believe the economic recovery that is currently in progress should continue to lead to higher rates at the shorter-maturity end of the yield curve. The level and pace of these increases, however, will depend greatly on the market's expectation for growth and the perceived level of inflation. With that being said, we expect that the Federal Reserve's decision to raise the federal funds target rate at the end of June may be just the first volley in what could become a series of interest-rate increases.

BNY HAMILTON N.Y. TAX-EXEMPT MONEY FUND

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for short-term New York municipals during the first half of 2004?
A. In the first quarter of the year, the market focused almost entirely on the employment picture--specifically, weak non-farm payroll figures that were released for December, January, and February. These disappointing reports caused investors to expect that the Federal Reserve would not act to raise interest rates until late 2004 or perhaps early 2005.

   In the second quarter, however, employment data surged upward, and inflation showed signs of emerging as well. In response, the Federal Reserve moved to raise the federal funds target rate on June 30, moving the rate up by one-quarter of a percentage point to 1.25%. At that point, the Federal Reserve also noted that further increases could come at a measured pace, depending on the strength of economic recovery.

   During the second quarter, the difference between the yields of short-term tax exempt and taxable securities compressed notably. This was largely caused by a higher supply of new municipal issues and tax-season related selling, both of which tend to depress the price of municipal issues and thus raise their yields. The narrow difference between taxable and tax-exempt yields resulted in a favorable relative return for tax-exempt bonds.

Q. Given this context, how did the Fund perform?
A. For the six months ended June 30, 2004, Hamilton Shares of the Fund posted a total return of 0.36%, Premier Shares returned 0.24%, and Classic Shares returned 0.13%. The Fund's seven-day current and 30-day effective yields as of June 30, 2004, were 0.81% and 0.80%, respectively, for the Hamilton Shares, 0.56% and 0.55% for the Premier Shares, and 0.31% and 0.30% for the Classic Shares.

   Total return figures include reinvestment of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q. What factors accounted for the Fund's performance during the period?
A. Generally speaking, the Fund's performance was attributed to our reduction in the targeted duration of the portfolio for the first five months of the year. To accomplish this, we focused on purchasing seven-day variable-rate notes, which offered high yields relative to taxables. In late June, we changed our approach, seeking to take advantage of higher-yielding, longer-dated paper. As of June 30, the Fund's average maturity stood at 26 days, slightly longer than at the beginning of the year.

Q. What changes, if any, did you make to the Fund's portfolio?
A. Our intention throughout the first half of the year was to change the composition of the portfolio only when there was evidence that increasing the Fund's duration, or sensitivity to interest-rate increases, would add value. The flat yield curve and low interest rates in the first quarter meant that there was no advantage to moving out to longer maturities. Later in the period--particularly in June--we were able to make purchases at more attractive levels, which served to enhance overall yields.

   We reduced the Fund's duration, which stood at approximately 25 days at the beginning of the year, to as low as 15 days in the second quarter. When the yield curve steepened in late June, we raised duration to 26 days.

   Portfolio composition and ratings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. We share the consensus view that the Federal Reserve could make further moves in a deliberate, measured fashion. We anticipate the supply of longer-dated municipal paper to increase if the money market yield curve steepens further. For the present, we are comfortable keeping the Fund's average maturity target within a 20- to 30-day range. If yields improve, we have sufficient room to lengthen our duration target accordingly.

BNY HAMILTON ENHANCED INCOME FUND


 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, Vice President and Portfolio Manager

Q. What factors influenced the short-term bond market during the first half of 2004?
A. In the first half of the period, weak employment reports were issued for December, January, and February. This led many observers to believe that the Federal Reserve would be unlikely to raise short-term interest rates before late 2004 or even early 2005. In response, yields fell across all bond maturities. The yield curve flattened, with shorter-term interest rates falling by a lesser amount than longer-term rates. Two-year Treasurys declined by 0.34 percentage points, finishing the first quarter at 1.58%.

   Employment data in the second quarter made a stark turnaround, with non-farm payroll reports showing strong improvement. This shift was the main reason behind the Federal Reserve's decision to raise interest rates at the very end of the period, pushing the federal funds rate up to 1.25%, a one-quarter point increase. Market interest rates increased as investors anticipated further rate hikes from the Federal Reserve in coming months. Yields on two-year Treasurys rose to 2.68%. The spread in yield between one-year and two-year Treasurys widened from 0.22 percentage points at the end of March to 0.68 points at the end of June.

Q. Given this context, how did the Fund perform?
A. For the six-month period ended June 30, 2004, the Fund posted a total return of 0.31% for Institutional Class Shares and 0.19% for the Class A Shares. As of June 30, 2004, the Fund had a 30-day effective yield of 1.68%, and a daily yield of 1.67% for Institutional Shares, and a 30-day yield of 1.43% and a daily yield of 1.42% for Class A Shares. For the same period, the three-month LIBOR provided a total return of 0.50%, a 30-day effective yield of 1.49%, and a daily yield of 1.61%. Class C Shares provided a total return of -0.97% since inception (June 18, 2004). As of June 30, 2004, Class C Shares had a daily yield of 0.88%.

   As of June 30, 2004 the Fund had total assets of $401 million, a decrease of 7% since December 31, 2003.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London InterBank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q. What factors accounted for the Fund's performance during the period?
A. The Fund seeks to achieve superior returns relative to money market funds by investing in issues with maturities that are just beyond the money market range. We invest in a variety of instruments types in different sectors, keeping the Fund's duration between nine-months and one year. Our emphasis on high-quality issues that offer minimal volatility characteristics has allowed us to achieve both a credit rating of AAAf and a volatility rating of S1+ from Standard & Poor's.

   Emphasizing high-quality issues has served performance well since the Fund's inception. However, in the recent period--particularly the year's second quarter--lower-quality securities outperformed. Investors increasingly turned to these lower-rated bonds because their higher income can provide a cushion against price volatility in a rising interest-rate environment. The Fund's longer duration (a measure of interest-rate sensitivity) relative to money market funds was also a negative for performance in a rising rate environment.

Q. Which of the Fund's holdings were the strongest performers?
A. During the past six months, our floating rate securities helped to keep the value of the portfolio steady while our position in asset-backed securities boosted the income component of the Fund's return. Both of these sectors made a positive contribution to the Fund's total return, though in the year's second quarter every portion of the portfolio experienced some loss of market value.

Q. How did the portfolio's composition change over the period?
A. In order to increase the income component of the Fund's total return, we increased our exposure to asset-backed securities at the expense of Treasury and money market issues. We also increased our position in floating-rate securities.

   As of June 30, 2004 we held approximately 66% of assets in asset-backed securities, 26% in government agency bonds, 4% in Treasury securities, 3% in corporate bonds, and 1% in money market issues. The Fund's duration was 0.72 years as of June 30, 2004, which represented a slight shortening since the beginning of the year.

   Portfolio composition, average maturity schedule, average duration, and largest holdings subject to change.

Q. What is your strategic outlook going forward?
A. It appears to us that solid economic growth combined with an improving employment picture, increasing inflation expectations, and a less accommodative Federal Reserve could lead to further increases in the federal funds target rate. As a result, we intend to keep the Fund's duration at the short end of our target zone, selectively extending maturities when opportunities in the market present themselves.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON ENHANCED INCOME FUND
(INSTITUTIONAL SHARES)             0.14%   -0.07%   0.31%    0.64%      N/A        N/A       1.75%
-----------------------------------------------------------------------------------------------------
3-MONTH LIBOR CONSTANT MATURITY    0.05%    0.20%   0.50%    1.08%     1.89%      3.62%      1.43%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

Total return figures include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

         BNY Hamilton Money Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

 Principal
  Amount                                 Value
-----------                           -----------
            Commercial Paper--29.4%
            Asset Backed Securities--13.5%
$50,000,000 Amstel Funding Corp.
            1.26%, 10/27/04.......... $49,793,500
 30,000,000 Atlantis One Funding
            1.16%, 8/04/04...........  29,967,133
 30,000,000 Atlantis One Funding
            1.24%, 8/27/04...........  29,941,100
 60,000,000 Barton Capital
            1.20%, 7/12/04...........  59,977,999
 50,000,000 Cafco LLC
            1.17%, 8/04/04...........  49,944,750
 26,866,000 Cancara Asset
            Securitization Ltd.
            1.26%, 8/23/04...........  26,816,164
 40,000,000 Clipper Receivables Corp.
            1.07%, 7/16/04...........  39,982,167
 30,000,000 Compass Securitization
            LLC
            1.26%, 8/25/04...........  29,942,250
 30,000,000 Compass Securitization
            LLC
            1.47%, 9/15/04...........  29,906,900
 50,000,000 CRC Funding
            1.19%, 8/09/04...........  49,935,542
 50,000,000 Fairway Finance Corp.
            1.189%, 10/15/04.........  50,000,000
 50,000,000 GreyHawk Funding LLC
            1.16%, 7/21/04...........  49,967,778
 40,000,000 Lake Constance Funding
            Ltd.
            1.24%, 8/24/04...........  39,925,600
 35,000,000 Mane Funding Corp.
            1.26%, 8/24/04...........  34,933,850

 Principal
  Amount                                Value
-----------                          ------------
            Commercial Paper
            (Continued)
$50,000,000 Mont Blanc Capital Corp.
            1.27%, 7/26/04.......... $ 49,955,903
 50,000,000 Paradigm Funding LLC
            1.24%, 8/23/04..........   49,908,722
 50,000,000 Perry Global Funding
            1.20%, 8/04/04..........   49,943,333
 60,000,000 Sheffield Receivables
            Corp. 1.10%, 7/07/04....   59,988,999
 50,000,000 Shell Finance UK PLC
            1.06%, 7/12/04..........   49,983,806
 45,700,000 Starbird Funding Corp.
            1.32%, 7/23/04..........   45,663,135
 26,000,000 Windmill Funding Corp.
            1.06%, 7/12/04..........   25,991,579
 29,525,000 Windmill Funding Corp.
            1.10%, 7/15/04..........   29,512,370
                                     ------------
                                      931,982,580
                                     ------------
            Banking and Finance--2.3%
 50,000,000 ANZ (Delaware), Inc.
            1.31%, 9/30/04..........   49,834,431
 60,000,000 CBA (Delaware) Finance
            1.075%, 7/15/04.........   59,974,916
 50,000,000 Westpac Trust Securities
            New Zealand Ltd.
            1.16%, 8/13/04..........   49,930,722
                                     ------------
                                      159,740,069
                                     ------------
            Chemicals--1.1%
 75,000,000 duPont (E.I.) de Nemours
            & Co.
            1.03%, 7/07/04..........   74,987,125
                                     ------------
            Computers--Micro--0.7%
 50,000,000 IBM Capital Corp.
            1.20%, 8/05/04..........   49,941,667
                                     ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                 VALUE
-----------                           ------------
            COMMERCIAL PAPER
            (CONTINUED)
            Finance Companies--4.3%
$50,000,000 American General Finance
            Corp.
            1.20%, 8/16/04........... $ 49,923,334
 50,000,000 GE Capital
            1.17%, 8/31/04...........   49,900,875
 40,000,000 GE Capital
            1.33%, 10/04/04..........   39,859,611
 50,000,000 Greenwich Capital
            Holdings, Inc.
            1.25%, 8/27/04...........   49,901,042
 49,500,000 Nestle Capital Corp.
            1.19%, 9/02/04...........   49,396,916
 30,000,000 Private Export Funding
            Corp.
            1.03%, 7/15/04...........   29,987,983
 30,000,000 Tango Finance
            1.09%, 7/27/04...........   29,976,383
                                      ------------
                                       298,946,144
                                      ------------
            Financial Services--1.6%
 35,000,000 HBOS Treasury Services
            PLC
            1.07%, 7/23/04...........   34,977,114
 25,000,000 International Lease
            Finance Corp.
            1.16%, 8/06/04...........   24,971,000
 50,000,000 Oesterreichische
            Kontrollbank
            1.075%, 8/25/04..........   49,917,882
                                      ------------
                                       109,865,996
                                      ------------
            Foreign Government--0.9%
 60,000,000 KFW International Finance
            Corp.
            1.05%, 9/07/04...........   59,881,000
                                      ------------

 Principal
  Amount                               VALUE
-----------                        --------------
            COMMERCIAL PAPER
            (CONTINUED)
            Insurance-Non Health--0.7%
$50,000,000 Metlife Funding, Inc.
            1.32%, 9/08/04........ $   49,873,500
                                   --------------
            Pharmaceuticals--1.7%
 50,000,000 Eli Lilly & Co.
            1.32%, 10/06/04.......     49,822,167
 70,000,000 Pfizer, Inc.
            1.17%, 8/11/04........     69,906,725
                                   --------------
                                      119,728,892
                                   --------------
            Retail--Discount Stores--0.5%
 30,484,000 Wal-Mart Stores, Inc.
            1.11%, 8/17/04........     30,439,824
                                   --------------
            Transportation--0.9%
 60,000,000 Network Rail Ltd.
            1.35%, 10/04/04.......     59,786,250
                                   --------------
            Utilities--1.2%
 50,000,000 Koch Industries, Inc.
            1.05%, 7/06/04........     49,992,709
 30,000,000 Koch Industries, Inc.
            1.19%, 7/14/04........     29,987,108
                                   --------------
                                       79,979,817
                                   --------------
            Total Commercial Paper
            (Cost $2,025,152,864).  2,025,152,864
                                   --------------
            United States Government
            Agencies & Obligations--18.4%
            Federal Farm Credit Bank--1.9%
 20,000,000 1.16%, 8/18/04+.......     19,969,067
 30,000,000 1.23%, 11/09/04+......     29,865,725
 50,000,000 1.06%, 11/17/04+......     49,795,361
 30,000,000 1.12%, 12/15/04+......     29,844,133
                                   --------------
                                      129,474,286
                                   --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                    Value
-----------                              ------------
            United States Government
            Agencies & Obligations
            (Continued)
            Federal Home Loan Bank--2.9%
$50,000,000 1.04%, 8/20/04+............. $ 49,927,431
 44,227,000 1.04%, 8/27/04..............   44,153,823
 50,000,000 1.04%, 1/05/05..............   49,998,707
 20,000,000 1.50%, 3/01/05..............   20,000,000
  8,000,000 1.50%, 3/08/05..............    8,000,000
 30,000,000 1.38%, 3/28/05..............   30,000,000
                                         ------------
                                          202,079,961
                                         ------------
            Federal Home Loan Mortgage Corp.--7.9%
 26,675,000 3.00%, 7/15/04..............   26,695,131
 40,000,000 1.08%, 8/10/04+.............   39,951,778
 40,000,000 1.29%, 8/31/04+.............   39,912,567
 30,000,000 1.09%, 9/01/04+.............   29,943,425
 51,645,000 1.06%-1.09%, 9/20/04+.......   51,520,139
 50,000,000 1.04%, 9/21/04+.............   49,881,556
 20,181,000 1.20%, 10/05/04+............   20,116,421
 80,000,000 1.23%, 10/26/04+............   79,680,201
 30,000,000 3.25%, 11/15/04.............   30,216,919
 40,000,000 1.62%, 11/30/04+............   39,726,400
 46,125,000 1.09%, 12/13/04+............   45,894,567
 40,000,000 1.74%, 12/21/04+............   39,665,533
 30,000,000 1.32%, 1/11/05+.............   29,787,408
 20,000,000 3.875%, 2/15/05.............   20,322,907
                                         ------------
                                          543,314,952
                                         ------------
            Federal National Mortgage Association--5.4%
 30,000,000 1.25%, 8/03/04+.............   29,965,625
 30,000,000 1.30%, 8/25/04+.............   29,940,417
 40,000,000 1.29%, 8/31/04+.............   39,912,567
 40,000,000 1.43%, 9/22/04+.............   39,868,122
 40,000,000 1.37%, 10/15/04+............   39,838,644

 Principal
  Amount                                 Value
-----------                          --------------
            United States Government
            Agencies & Obligations
            (Continued)
$30,000,000 1.14%, 1/18/05.......... $   29,809,050
 30,000,000 1.34%, 3/04/05..........     30,000,000
 40,000,000 1.82%, 4/29/05..........     39,389,289
 20,000,000 1.55%, 5/04/05..........     20,000,000
 20,000,000 1.50%, 5/09/05..........     20,000,000
 20,000,000 1.65%, 5/16/05..........     20,000,000
 35,000,000 1.81%, 5/27/05..........     35,000,000
                                     --------------
                                        373,723,714
                                     --------------
            United States Treasury Notes--0.3%
 20,000,000 5.875%, 11/15/04........     20,354,253
                                     --------------
            Total United States
            Government Agencies
            & Obligations
            (Cost $1,268,947,166)...  1,268,947,166
                                     --------------
            Certificates of Deposit--14.8%
            Banking and Finance--14.4%
 30,000,000 Abbey National PLC
            1.25%, 7/30/04..........     30,000,000
 33,500,000 ABN AMRO
            1.028%, 10/29/04........     33,496,414
 30,000,000 ABN AMRO
            1.39%, 10/29/04.........     30,000,000
 50,000,000 American Express Co.
            1.22%, 7/23/04..........     50,000,000
 50,000,000 Bank of Nova Scotia
            1.18%, 7/15/04..........     50,000,000
 35,000,000 Bayerische Landesbank NY
            1.26%, 8/25/04..........     35,000,633
 25,000,000 BNP Paribas
            1.195%, 6/22/05.........     24,988,957

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                   Value
-----------                             -----------
            Certificates of Deposit
            (Continued)
$25,000,000 Credit Agricole Indosuez
            1.15%, 10/29/04............ $25,000,000
 25,000,000 Credit Lyonnais
            1.13%, 10/17/04............  25,000,000
 40,000,000 Credit Lyonnais
            1.16%, 11/29/04............  40,000,000
 35,000,000 Danske Bank
            1.08%, 8/31/04.............  35,000,000
 35,000,000 Danske Bank
            1.169%, 12/15/04...........  34,996,817
 40,000,000 First Tennessee Bank
            1.05%, 7/07/04.............  40,000,000
 20,000,000 First Tennessee Bank
            1.09%, 8/04/04.............  20,000,000
 60,000,000 Fortis Bank
            1.08%, 7/26/04.............  60,000,000
 30,000,000 HSH Nordbank AG
            1.06%, 7/14/04.............  30,000,000
 30,000,000 JP Morgan Chase
            1.10%, 11/08/04............  30,000,000
 50,000,000 Landesbank Baden-
            Wuerttemberg
            1.22%, 8/24/04.............  50,000,748
 50,000,000 Lloyds TSB Bank PLC
            1.36%, 8/31/04.............  50,000,422
 25,000,000 M&I Bank
            1.054%, 11/02/04...........  24,998,723
 20,000,000 Mercantile Safe Deposit and
            Trust
            1.13%, 8/05/04.............  20,000,000
 20,000,000 Mercantile Safe Deposit and
            Trust
            1.22%, 8/25/04.............  20,000,000
 20,000,000 Mercantile Safe Deposit and
            Trust
            1.25%, 9/29/04.............  20,000,000

 Principal
  Amount                                    Value
------------                            --------------
             Certificates of Deposit
             (Continued)
$ 10,000,000 MSDW Bank, Inc.
             1.15%, 7/21/04............ $   10,000,000
  25,000,000 Norddeutsche Landesbank
             1.14%, 10/13/04...........     25,000,000
  30,000,000 Rabobank NY
             1.30%, 8/26/04............     29,997,238
  30,000,000 Regions Bank
             1.23%, 7/29/04............     30,000,000
  60,000,000 State Street Bank
             1.20%, 8/09/04............     60,000,000
  60,000,000 Wells Fargo & Co.
             1.19%, 7/14/04............     60,000,000
                                        --------------
                                           993,479,952
                                        --------------
             Financial Services--0.4%
  30,000,000 HBOS Treasury Services
             PLC.
             1.14%, 12/31/04...........     30,000,000
                                        --------------
             Total Certificates of
             Deposit
             (Cost $1,023,479,952).....  1,023,479,952
                                        --------------
             TIME DEPOSITS--12.4%
             Banking and Finance--12.4%
 175,000,000 Indiana National City Bank
             1.313%, 07/01/04..........    175,000,000
 175,000,000 JP Morgan Chase & Co.
             1.50%, 07/01/04...........    175,000,000
 175,000,000 Regions Bank
             1.375%, 07/01/04..........    175,000,000
 155,821,000 SunTrust Bank, Inc.
             1.25%, 07/01/04...........    155,821,000
 175,000,000 Wells Fargo & Co.
             1.50%, 07/01/04...........    175,000,000
                                        --------------
             Total Time Deposits
             (Cost $855,821,000).......    855,821,000
                                        --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                               Value
-----------                         ------------
            CORPORATE BONDS--4.3%
            Banking and Finance--4.3%
$28,000,000 American Express Credit
            Corp.
            1.42%, 2/25/05......... $ 28,031,229
 25,000,000 American Express Credit
            Corp. FRN
            1.301%, 6/24/05........   25,012,120
 10,000,000 Bank of America Corp.
            1.43%, 10/22/04........   10,010,231
 11,450,000 First USA (Bank One)
            1.52%, 8/24/04.........   11,455,113
 15,000,000 Fortis Bank NY FRN
            1.21%, 5/31/05.........   14,990,670
 29,000,000 JP Morgan Chase FRN
            1.11%, 7/07/04.........   29,000,001
 20,000,000 National Bank of
            Commerce (Tennessee)
            FRN
            1.211%, 7/13/05........   20,005,317
 30,000,000 Royal Bank of Scotland
            NY
            1.205%, 6/20/05........   29,991,174
 20,000,000 Societe Generale NY
            FRN
            1.05%, 11/01/04........   19,998,639
 30,000,000 Societe Generale NY
            FRN
            1.04%, 12/30/04........   29,995,742
 25,000,000 Societe Generale NY
            FRN
            1.141%, 6/14/05........   24,991,855
 20,000,000 US Bank NA FRN
            1.225%, 9/20/04........   19,999,806
 16,092,000 Wells Fargo & Co.
            6.625%, 7/15/04........   16,125,983
 20,000,000 Westpac Bank NY FRN
            1.255%, 5/26/05........   19,996,350
                                    ------------
            Total Corporate Bonds
            (Cost $299,604,230)....  299,604,230
                                    ------------

 Principal
  Amount                                     Value
------------                              ------------
             Repurchase Agreements--
             20.7%
             Repurchase Agreement with Barclays
             Capital, Inc.--4.6%
$320,000,000 1.45%, dated 6/30/04, due
             7/01/04, repurchase price
             $320,012,889 (Collateral--
             FHLB Note, 4.625%,
             4/15/05, FMAC Notes,
             0.00%-3.125%, 12/30/04-
             4/04/08, FNMA Notes,
             2.50%-4.25%, 6/15/06-
             5/15/09; aggregate market
             value plus accrued interest
             $326,400,307)............... $320,000,000
                                          ------------
             Repurchase Agreement with Citigroup--4.6%
 320,000,000 1.45%, dated 6/30/04, due
             7/01/04, repurchase price
             $320,012,889 (Collateral--
             FCSB Note, 2.40%,
             10/27/05, FHLB Notes,
             0.00%-6.00%, 7/01/04-
             10/28/13, FICO Note,
             0.00%, 9/26/13, FMAC
             Notes, 0.00%-10.00%,
             7/22/04-9/15/33, FNMA
             Notes, 0.00%-9.00%,
             12/15/04-5/25/33, IABD
             Bond, 7.375%, 1/15/10,
             IFCO Note, 5.25%,
             5/02/06, TVDB Bonds,
             0.00%, 12/15/11--
             4/15/42, UST Bill, 0.00%,
             7/08/04, UST Bond,
             6.25%, 8/15/23, UST
             Notes, 1.625%-6.00%,
             2/28/06-11/15/13, UST
             Strips, 0.00%, 11/15/04-
             8/15/14; aggregate market
             value plus accrued interest
             $326,512,646)...............  320,000,000
                                          ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Deutsche
             Bank AG--2.2%
$150,000,000 1.35%, dated 6/30/04, due
             7/01/04, repurchase price
             $150,005,625 (Collateral--
             GNMA Notes, 1.65%-
             6.38%, 11/16/15-4/15/34;
             aggregate market value plus
             accrued interest
             $154,500,000).............. $150,000,000
                                         ------------
             Repurchase Agreement with Goldman
             Sachs & Co.--4.6%
 320,000,000 1.50%, dated 6/30/04, due
             7/01/04, repurchase price
             $320,013,333 (Collateral--
             FHLB Notes, 2.25%-
             7.625%, 6/30/05-4/01/24,
             FMAC Notes, 0.00%-
             7.14%, 9/13/06-3/05/19,
             FNMA Notes, 6.00%-
             6.25%, 7/19/11-6/28/19;
             aggregate market value plus
             accrued interest
             $326,400,344)..............  320,000,000
                                         ------------
             Repurchase Agreement with Morgan
             Stanley--4.7%
 320,000,000 1.50%, dated 6/30/04, due
             7/01/04, repurchase price
             $320,013,333 (Collateral--
             FICO Notes, 0.00%,
             10/06/17-9/26/19, FMAC
             Notes, 1.50%-4.75%,
             8/15/05-7/15/13;
             aggregate market value plus
             accrued interest
             $326,726,753)..............  320,000,000
                                         ------------

                                  Value
                             --------------
  Total Repurchase
  Agreements
  (Cost $1,430,000,000)..... $1,430,000,000
                             --------------
  Total Investments
  (Cost $6,903,005,212)(a)--
  100.0%....................  6,903,005,212
  Liabilities in excess of
  other assets--(0.0%)......     (1,732,573)
                             --------------
  Net Assets--100.0%........ $6,901,272,639
                             --------------

     +Represents yield at time of purchase for commercial paper, discounted rate at time of purchase for United States Government Agencies & Obligations, and interest rates in effect at June 30, 2004 for floating rate notes.
    (a)The cost stated also approximates the aggregate cost for Federal income tax purpose.
FCSB  Federal Farm Credit Bank.
FHLB  Federal Home Loan Bank.
FICO  Financing Corporation Notes.
FMAC  Federal Home Loan Mortgage.
FNMA  Federal National Mortgage Association.
FRN   Floating Rate Note. Coupon shown is in effect at June 30, 2004.
GNMA  Government National Mortgage Association.
IABD  Inter-American Development Bank.
IFCO  International Finance Corp.
TVDB  Tennessee Valley Authority Discount Bonds.
UST   United States Treasury.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

          Assets:
            Investments at market value, including
             repurchase agreements of $1,430,000,000
             (Cost $6,903,005,212).................... $6,903,005,212
            Cash......................................            661
            Receivables:
             Investments sold.........................  2,354,257,436
             Capital stock sold.......................     94,062,837
             Interest.................................      5,468,964
            Other assets..............................        198,890
                                                       --------------
             Total Assets.............................  9,356,994,000
                                                       --------------
          Liabilities:
            Payables:
             Investments purchased....................  2,285,821,000
             Capital stock repurchased................    162,559,647
             Dividends................................      4,331,525
             Services provided by The Bank of New
              York and Administrator..................      2,103,832
            Accrued expenses and other liabilities....        905,357
                                                       --------------
             Total Liabilities........................  2,455,721,361
                                                       --------------
          Net Assets:................................. $6,901,272,639
                                                       --------------
          Sources Of Net Assets:
            Capital stock @ par....................... $    6,901,196
            Paid in capital...........................  6,894,284,621
            Undistributed net investment income.......         69,009
            Accumulated net realized gain on
             investments..............................         17,813
                                                       --------------
          Net Assets.................................. $6,901,272,639
                                                       --------------
          Hamilton Shares:
            Net assets................................ $3,878,925,057
                                                       --------------
            Shares outstanding........................  3,878,804,794
                                                       --------------
            Net asset value, offering price and
             repurchase price per share............... $         1.00
                                                       --------------
          Premier Shares:
            Net assets................................ $2,057,980,964
                                                       --------------
            Shares outstanding........................  2,058,066,266
                                                       --------------
            Net asset value, offering price and
             repurchase price per share............... $         1.00
                                                       --------------
          CLASSIC SHARES:
            Net assets................................ $  964,366,618
                                                       --------------
            Shares outstanding........................    964,324,685
                                                       --------------
            Net asset value, offering price and
             repurchase price per share............... $         1.00
                                                       --------------
          Hamilton Shares authorized @ $.001 par value  7,000,000,000
          Premier Shares authorized @ $.001 par value.  3,000,000,000
          Classic Shares authorized @ $.001 par value.  3,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

            Investment Income:
              Interest.................................. $35,585,091
                                                         -----------
            Expenses:
              Advisory..................................   3,247,676
              Administration............................   3,247,676
              Servicing fee--Premier Shares.............   2,576,912
                      Classic Shares....................   1,229,971
              12b-1 fee--Classic Shares.................   1,229,971
              Legal.....................................     315,621
              Custodian.................................     214,691
              Transfer agent............................     115,737
              Audit.....................................      77,668
              Insurance.................................      66,979
              Cash management...........................      54,692
              Registration and filings..................      38,556
              Accounting services.......................      29,852
              Directors.................................       8,999
              Other.....................................      67,818
                                                         -----------
               Total Expenses...........................  12,522,819
                                                         -----------
               Net Investment Income....................  23,062,272
                                                         -----------
            Realized Gain on Investments:
              Net realized gain on investments..........      15,134
                                                         -----------
              Net increase in net assets resulting from
               operations............................... $23,077,406
                                                         -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended    Year Ended
                                                                                        June 30, 2004     December 31,
                                                                                         (Unaudited)          2003
                                                                                       ---------------- ----------------
Operations:
  Net investment income............................................................... $    23,062,272  $     53,218,241
  Net realized gain on investments....................................................          15,134             2,679
                                                                                       ---------------  ----------------
   Net increase in net assets resulting from operations...............................      23,077,406        53,220,920
                                                                                       ---------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...............................     (14,939,512)      (32,209,579)
                         Premier Shares...............................................      (6,336,748)      (15,613,850)
                         Classic Shares...............................................      (1,791,490)       (5,394,812)
                                                                                       ---------------  ----------------
                                                                                           (23,067,750)      (53,218,241)
                                                                                       ---------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   6,253,223,842    11,796,828,660
                     Premier Shares...................................................   2,965,436,596     5,730,752,242
                     Classic Shares...................................................   4,756,140,589     9,256,033,291
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........       2,157,850         9,060,311
                                    Premier Shares....................................       1,546,906         4,728,714
                                    Classic Shares....................................       1,442,217         5,333,313
  Value of capital stock repurchased: Hamilton Shares.................................  (5,693,959,473)  (11,730,249,586)
                      Premier Shares..................................................  (2,801,658,132)   (6,085,573,135)
                      Classic Shares..................................................  (4,810,870,161)   (9,329,467,312)
                                                                                       ---------------  ----------------
   Net increase (decrease) in net assets resulting from capital stock transactions....     673,460,234      (342,553,502)
                                                                                       ---------------  ----------------
     Increase (decrease) in Net Assets................................................     673,469,890      (342,550,823)
Net Assets:
  Beginning of year...................................................................   6,227,802,749     6,570,353,572
                                                                                       ---------------  ----------------
  End of period (includes undistributed net investment income of $69,009 at
   June 30, 2004 and $74,487 at December 31, 2003).................................... $ 6,901,272,639  $  6,227,802,749
                                                                                       ---------------  ----------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................   6,253,223,842    11,796,828,660
         Premier Shares...............................................................   2,965,436,596     5,730,751,574
         Classic Shares...............................................................   4,756,140,589     9,256,033,100
  Shares issued on reinvestment of dividends: Hamilton Shares.........................       2,157,850         9,060,311
                           Premier Shares.............................................       1,546,906         4,728,714
                           Classic Shares.............................................       1,442,217         5,333,313
  Shares repurchased: Hamilton Shares.................................................  (5,693,959,473)  (11,730,246,499)
             Premier Shares...........................................................  (2,801,658,132)   (6,085,571,486)
             Classic Shares...........................................................  (4,810,870,162)   (9,329,467,187)
                                                                                       ---------------  ----------------
   Net increase (decrease)............................................................     673,460,233      (342,549,500)
  Shares outstanding, beginning of year...............................................   6,227,735,512     6,570,285,012
                                                                                       ---------------  ----------------
  Shares outstanding, end of period...................................................   6,901,195,745     6,227,735,512
                                                                                       ---------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                             Hamilton Shares
                                -------------------------------------------------------------------------
                                 Six Months
                                    Ended                        Year Ended December 31,
                                June 30, 2004  ----------------------------------------------------------
                                 (Unaudited)      2003        2002        2001        2000        1999
                                -------------  ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of
  year.........................  $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                 ----------    ----------  ----------  ----------  ----------  ----------
Gain from investment
  operations
Net investment income..........       0.004         0.010       0.016       0.040       0.061       0.050
                                 ----------    ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net
  investment income............      (0.004)       (0.010)     (0.016)     (0.040)     (0.061)     (0.050)
                                 ----------    ----------  ----------  ----------  ----------  ----------
Net asset value at end of
  period.......................  $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                 ----------    ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based
  on net asset value (a).......        0.43%*        0.99%       1.66%       4.09%       6.31%       5.03%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............  $3,878,925    $3,317,497  $3,241,771  $4,004,182  $3,372,680  $1,725,341
Ratio to average net assets of:
 Expenses......................        0.23%**       0.23%       0.23%       0.23%       0.24%       0.24%
 Net investment income.........        0.87%**       0.99%       1.65%       4.01%       6.19%       4.92%

* Not annualized.
**Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              PREMIER SHARES
                                 -----------------------------------------------------------------------
                                  SIX MONTHS
                                     ENDED                       Year Ended December 31,
                                 JUNE 30, 2004  --------------------------------------------------------
                                  (Unaudited)      2003        2002        2001        2000       1999
                                 -------------  ----------  ----------  ----------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................  $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                  ----------    ----------  ----------  ----------  ----------  --------
Gain from investment operations
Net investment income...........       0.003         0.007       0.014       0.038       0.059     0.047
                                  ----------    ----------  ----------  ----------  ----------  --------
Dividends
Dividends from net investment
  income........................      (0.003)       (0.007)     (0.014)     (0.038)     (0.059)   (0.047)
                                  ----------    ----------  ----------  ----------  ----------  --------
Net asset value at end of
  period........................  $     1.00    $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                  ----------    ----------  ----------  ----------  ----------  --------
TOTAL RETURN:
Total investment return based on
  net asset value (a)...........        0.31%*        0.74%       1.40%       3.83%       6.04%     4.77%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............  $2,057,981    $1,892,653  $2,242,856  $1,813,475  $1,459,923  $871,287
Ratio to average net assets of:
 Expenses.......................        0.48%**       0.48%       0.48%       0.48%       0.49%     0.49%
 Net investment income..........        0.62%**       0.74%       1.39%       3.69%       5.92%     4.70%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              Classic Shares
                                 -----------------------------------------------------------------------
                                 Six Months Ended                 Year Ended December 31,
                                  June 30, 2004   ------------------------------------------------------
                                   (Unaudited)       2003        2002        2001       2000      1999
                                 ---------------- ----------  ----------  ----------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................     $   1.00     $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                     --------     ----------  ----------  ----------  --------  --------
Gain from investment
  operations
Net investment income...........        0.002          0.005       0.011       0.035     0.056     0.044
                                     --------     ----------  ----------  ----------  --------  --------
Dividends
Dividends from net investment
  income........................       (0.002)        (0.005)     (0.011)     (0.035)   (0.056)   (0.044)
                                     --------     ----------  ----------  ----------  --------  --------
Net asset value at end of
  period........................     $   1.00     $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                     --------     ----------  ----------  ----------  --------  --------
TOTAL RETURN:
Total investment return based on
  net asset value (a)...........         0.18%*         0.49%       1.15%       3.57%     5.78%     4.51%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............     $964,367     $1,017,653  $1,085,726  $1,125,853  $983,197  $892,560
Ratio to average net assets of:
 Expenses.......................         0.73%**        0.73%       0.73%       0.73%     0.74%     0.74%
 Net investment income..........         0.36%**        0.49%       1.14%       3.51%     5.64%     4.46%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

 Principal
  Amount                               Value
------------                       --------------
             UNITED STATES GOVERNMENT
             AGENCIES & OBLIGATIONS--
             59.9%
             United States Treasury Bills+--54.9%
$100,000,000 0.91-1.07%, 7/01/04.. $  100,000,000
  30,000,000 0.94%, 7/15/04.......     29,989,086
 100,000,000 0.91-0.93%, 7/22/04..     99,946,465
  50,000,000 1.00%, 7/29/04.......     49,961,111
  50,000,000 0.96-0.98%, 8/05/04..     49,952,944
  75,000,000 0.97-1.02%, 8/12/04..     74,913,667
 100,000,000 1.00-1.01%, 8/19/04..     99,863,889
  50,000,000 0.98%, 8/26/04.......     49,923,389
  50,000,000 0.99%, 9/02/04.......     49,912,938
  50,000,000 0.97%, 9/09/04.......     49,905,451
  50,000,000 0.97%, 9/16/04.......     49,895,729
 100,000,000 0.96-1.23%, 9/23/04..     99,744,500
  90,000,000 1.08-1.25%, 9/30/04..     89,732,801
  60,000,000 1.08-1.30%, 10/07/04.     59,805,429
  30,000,000 1.16%, 10/14/04......     29,898,938
  25,000,000 1.08%, 10/21/04......     24,915,611
  50,000,000 1.31%, 11/04/04......     49,769,875
  50,000,000 1.35%, 11/12/04......     49,748,006
  50,000,000 1.34%, 11/18/04......     49,739,444
  50,000,000 1.36%, 11/26/04......     49,720,444
                                   --------------
                                    1,207,339,717
                                   --------------
             United States Treasury Notes--5.0%
  20,000,000 2.25%, 7/31/04.......     20,018,632
  20,000,000 2.125%, 8/31/04......     20,030,979
  20,000,000 1.875%, 9/30/04......     20,034,881
  20,000,000 2.125%, 10/31/04.....     20,056,649
  20,000,000 2.00%, 11/30/04......     20,058,583
  10,000,000 1.625%, 1/31/05......     10,014,222
                                   --------------
                                      110,213,946
                                   --------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $1,317,553,663)  1,317,553,663
                                   --------------

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements--
             40.2%
             Repurchase Agreement with Barclays
             Capital, Inc.--10.0%
$220,000,000 1.25%, dated 6/30/04,
             due 7/01/04, repurchase
             price $220,007,639
             (Collateral--UST Strips,
             0.00%, 5/15/06-
             11/15/26; aggregate
             market value plus accrued
             interest $224,400,000)..... $220,000,000
                                         ------------
             Repurchase Agreement with Citigroup--
             10.0%
 220,000,000 1.25%, dated 6/30/04,
             due 7/01/04, repurchase
             price $220,007,639
             (Collateral--UST Notes,
             3.125%-6.125%, 8/15/07-
             9/15/08; aggregate market
             value plus accrued interest
             $224,469,344)..............  220,000,000
                                         ------------
             Repurchase Agreement with Deutsche
             Bank AG--1.4%
  30,000,000 1.30%, dated 6/30/04,
             due 7/01/04, repurchase
             price $30,001,083
             (Collateral--UST Bill,
             0.00%, 12/23/04;
             aggregate market value
             plus accrued interest
             $30,600,356)...............   30,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                      Value
------------                             --------------
             Repurchase Agreements
             (CONTINUED)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--8.8%
$193,001,000 1.35%, dated 6/30/04,
             due 7/01/04, repurchase
             price $193,008,238
             (Collateral--UST Note,
             1.625%, 10/31/05; UST
             TIPS, 3.875%, 1/15/09;
             aggregate market value
             plus accrued interest
             $196,861,897).............. $  193,001,000
                                         --------------
             Repurchase Agreement with Morgan
             Stanley--10.0%
 220,000,000 1.27%, dated 6/30/04,
             due 7/01/04, repurchase
             price $220,007,761
             (Collateral--UST Bonds,
             6.00%-7.625%, 8/15/23-
             8/15/26; aggregate market
             value plus accrued interest
             $224,400,497)..............    220,000,000
                                         --------------
             Total Repurchase
             Agreements
             (Cost $883,001,000)........    883,001,000
                                         --------------
             Total Investments
             (Cost $2,200,554,663)(a)--
             100.1%.....................  2,200,554,663
             Liabilities in excess of
             other assets--(0.1%).......     (1,503,410)
                                         --------------
             Net Assets--100.0%......... $2,199,051,253
                                         --------------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
USTUnited States Treasury.
TIPSTreasury Inflation Protected Securities.
(a)The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

                                       .


         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

       Assets:
        Investments at market value, including repurchase
         agreements of $833,001,000
         (Cost $2,200,554,663)........................... $2,200,554,663
        Cash.............................................            987
        Receivables:
          Investments sold...............................    956,124,000
          Capital stock sold.............................     60,044,039
          Interest.......................................      1,088,065
        Other assets.....................................         51,894
                                                          --------------
          Total Assets...................................  3,217,863,648
                                                          --------------
       Liabilities:
        Payables:
          Investments purchased..........................    932,999,514
          Capital stock repurchased......................     83,627,921
          Dividends......................................      1,049,410
          Services provided by The Bank of New York
           and Administrator.............................        872,269
        Accrued expenses and other liabilities...........        263,281
                                                          --------------
          Total Liabilities..............................  1,018,812,395
                                                          --------------
       Net Assets:....................................... $2,199,051,253
                                                          --------------
       Sources Of Net Assets:
        Capital stock @ par.............................. $    2,199,013
        Paid in capital..................................  2,196,816,138
        Undistributed net investment income..............         34,989
        Accumulated net realized gain on
         investments.....................................          1,113
                                                          --------------
       Net Assets........................................ $2,199,051,253
                                                          --------------
       Hamilton Shares:
        Net assets....................................... $  352,063,648
                                                          --------------
        Shares outstanding...............................    352,053,227
                                                          --------------
        Net asset value, offering price and repurchase
         price per share................................. $         1.00
                                                          --------------
       Premier Shares:
        Net assets....................................... $1,504,482,909
                                                          --------------
        Shares outstanding...............................  1,504,467,677
                                                          --------------
        Net asset value, offering price and repurchase
         price per share................................. $         1.00
                                                          --------------
       Classic Shares:
        Net assets....................................... $  342,504,696
                                                          --------------
        Shares outstanding...............................    342,491,822
                                                          --------------
        Net asset value, offering price and repurchase
         price per share................................. $         1.00
                                                          --------------
       Hamilton Shares authorized @ $.001 par value......  2,000,000,000
       Premier Shares authorized @ $.001 par value.......  2,000,000,000
       Classic Shares authorized @ $.001 par value.......  2,000,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

           Investment Income:
             Interest.................................. $10,509,555
                                                        -----------
           Expenses:
             Servicing fee--Premier Shares.............   1,808,546
                     Classic Shares....................     362,522
             Advisory..................................   1,041,032
             Administration............................   1,041,032
             12b-1 fee--Classic Shares.................     420,565
             Legal.....................................     128,123
             Custodian.................................      80,484
             Transfer agent............................      36,057
             Registration and filings..................      35,347
             Accounting services.......................      29,830
             Audit.....................................      25,353
             Insurance.................................      19,929
             Cash management...........................      15,842
             Directors.................................       8,814
             Reports to shareholders...................       8,376
             Other.....................................      34,748
                                                        -----------
              Total Expenses...........................   5,096,600
             Earnings credit adjustment (Note 3).......      (2,558)
                                                        -----------
              Net Expenses.............................   5,094,042
                                                        -----------
              Net Investment Income....................   5,415,513
                                                        -----------
           Realized Gain on Investments:
             Net realized gain on investments..........       1,113
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 5,416,626
                                                        -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                       Six Months Ended
                                                                                        June 30, 2004      Year Ended
                                                                                         (Unaudited)    December 31, 2003
                                                                                       ---------------- -----------------
Operations:
  Net investment income............................................................... $     5,415,513   $    13,148,943
  Net realized gain on investments....................................................           1,113                --
                                                                                       ---------------   ---------------
   Net increase in net assets resulting from operations...............................       5,416,626        13,148,943
                                                                                       ---------------   ---------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (1,152,859)       (2,986,127)
                         Premier Shares...............................................      (3,759,305)       (8,809,279)
                         Classic Shares...............................................        (509,691)       (1,353,537)
                                                                                       ---------------   ---------------
                                                                                            (5,421,855)      (13,148,943)
                                                                                       ---------------   ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................     725,702,759     1,048,552,924
                     Premier Shares...................................................   2,663,063,469     4,045,818,322
                     Classic Shares...................................................   1,303,367,936     2,914,436,798
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........         541,059         2,014,485
                                    Premier Shares....................................         386,616         1,263,905
                                    Classic Shares....................................         414,431         1,319,439
  Value of capital stock repurchased: Hamilton Shares.................................    (671,071,025)   (1,042,094,385)
                      Premier Shares..................................................  (2,438,971,939)   (4,278,708,583)
                      Classic Shares..................................................  (1,314,584,071)   (2,850,743,367)
                                                                                       ---------------   ---------------
   Net increase (decrease) in net assets resulting from capital stock
    transactions......................................................................     268,849,235      (158,140,462)
                                                                                       ---------------   ---------------
     Increase (decrease) in Net Assets................................................     268,844,006      (158,140,462)
Net Assets:
  Beginning of year...................................................................   1,930,207,247     2,088,347,709
                                                                                       ---------------   ---------------
  End of period (includes undistributed net investment income of $34,989 at
   June 30, 2004 and $41,331 at December 31, 2003).................................... $ 2,199,051,253   $ 1,930,207,247
                                                                                       ---------------   ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................     725,702,759     1,048,552,924
         Premier Shares...............................................................   2,663,063,469     4,045,816,853
         Classic Shares...............................................................   1,303,367,873     2,914,436,799
  Shares issued on reinvestment of dividends: Hamilton Shares.........................         541,059         2,014,485
                           Premier Shares.............................................         386,616         1,263,905
                           Classic Shares.............................................         414,431         1,319,439
  Shares repurchased: Hamilton Shares.................................................    (671,070,838)   (1,042,094,163)
             Premier Shares...........................................................  (2,438,971,939)   (4,278,704,210)
             Classic Shares...........................................................  (1,314,584,071)   (2,850,743,018)
                                                                                       ---------------   ---------------
   Net increase (decrease)............................................................     268,849,359      (158,136,986)
  Shares outstanding, beginning of year...............................................   1,930,163,367     2,088,300,353
                                                                                       ---------------   ---------------
  Shares outstanding, end of period...................................................   2,199,012,726     1,930,163,367
                                                                                       ---------------   ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights

                                                         Hamilton Shares
                                -----------------------------------------------------------------
                                Six Months Ended              Year Ended December 31,
                                 June 30, 2004   ------------------------------------------------
                                  (Unaudited)      2003      2002      2001      2000      1999
                                ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year.........................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                    --------     --------  --------  --------  --------  --------
Gain from investment operations
Net investment income..........        0.004        0.009     0.015     0.039     0.059     0.047
                                    --------     --------  --------  --------  --------  --------
Dividends
Dividends from net investment
  income.......................       (0.004)      (0.009)   (0.015)   (0.039)   (0.059)   (0.047)
                                    --------     --------  --------  --------  --------  --------
Net asset value at end of
  period.......................     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                    --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based
  on net asset
  value (a)....................         0.38%*       0.91%     1.54%     3.94%     6.09%     4.79%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............     $352,063     $296,892  $288,414  $202,303  $279,014  $225,482
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York........         0.24%**      0.24%     0.23%     0.24%     0.26%     0.28%
 Expenses, prior to waiver
   from The Bank of New
   York........................         0.24%**      0.24%     0.23%     0.24%     0.26%     0.28%
 Net investment income, net
   of waiver from The Bank
   of New York.................         0.77%**      0.91%     1.51%     4.02%     5.98%     4.69%

*   Not annualized.
**  Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                             Premier Shares
                                 ---------------------------------------------------------------------
                                  Six Months
                                     Ended
                                 June 30, 2004
                                  (Unaudited)                   Year Ended December 31,
                                                   2003        2002        2001       2000      1999
                                                ----------  ----------  ----------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  year..........................  $     1.00    $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                  ----------    ----------  ----------  ----------  --------  --------
Gain from investment operations
Net investment income...........       0.003         0.007       0.013       0.036     0.057     0.045
                                  ----------    ----------  ----------  ----------  --------  --------
Dividends
Dividends from net investment
  income........................      (0.003)       (0.007)     (0.013)     (0.036)   (0.057)   (0.045)
                                  ----------    ----------  ----------  ----------  --------  --------
Net asset value at end of
  period........................  $     1.00    $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                  ----------    ----------  ----------  ----------  --------  --------
TOTAL RETURN:
Total investment return based on
  net asset value (a)...........        0.26%*        0.66%       1.29%       3.68%     5.82%     4.54%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............  $1,504,483    $1,280,008  $1,511,644  $1,064,661  $684,865  $429,461
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York.........        0.49%**       0.49%       0.48%       0.49%     0.50%     0.52%
 Expenses, prior to waiver from
   The Bank of New York.........        0.49%**       0.49%       0.48%       0.49%     0.50%     0.52%
 Net investment income, net of
   waiver from The Bank of
   New York.....................        0.52%**       0.65%       1.27%       3.49%     5.76%     4.41%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Bny Hamilton Treasury Money Fund

                                                            Classic Shares
                                ------------------------------------------------------------------
                                 Six Months                                            For the period
                                    Ended                                              April 30, 1999*
                                June 30, 2004                                              through
                                 (Unaudited)           Year Ended December 31,          December 31,
                                                 2003      2002      2001      2000
                                               --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of
  period.......................   $   1.00     $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                  --------     --------  --------  --------  --------     --------
Gain from investment operations
Net investment income..........      0.002        0.004     0.010     0.034     0.054        0.029
                                  --------     --------  --------  --------  --------     --------
Dividends
Dividends from net investment
  income.......................     (0.002)      (0.004)   (0.010)   (0.034)   (0.054)      (0.029)
                                  --------     --------  --------  --------  --------     --------
Net asset value at end of
  period.......................   $   1.00     $   1.00  $   1.00  $   1.00  $   1.00     $   1.00
                                  --------     --------  --------  --------  --------     --------
TOTAL RETURN:
Total investment return
  based on net asset value (a).       0.15%**      0.43%     1.03%     3.42%     5.56%        2.90%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)..............   $342,505     $353,307  $288,290  $289,014  $299,631     $227,117
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York........       0.71%***     0.72%     0.73%     0.74%     0.75%        0.78%***
 Expenses, prior to waiver
   from The Bank of New
   York........................       0.71%***     0.72%     0.73%     0.74%     0.75%        0.78%***
 Net investment income, net
   of waiver from The Bank
   of New York.................       0.30%***     0.42%     1.03%     3.33%     5.47%        4.33%***

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Short-Term Municipal Bonds--97.8%
           Education--2.6%
$1,400,000 Albany New York Industrial Development
           Agency Civic Facility Revenue University
           Albany Foundation Student, Series C(a)....... Aaa/AAA   1.080%  11/01/32 $ 1,400,000
 1,500,000 New York State Dormitory Authority
           Revenue (Columbia University), Series B(a)... Aaa/AAA   1.030   7/01/28    1,499,182
 2,435,000 New York State Dormitory Authority
           Revenue (Rockefeller University), Series A(a) Aaa/AAA   1.020   7/01/14    2,435,000
   500,000 New York State Dormitory Authority...........
           Revenue (Cornell University), Series B(a).... Aa1/AA+   1.080   7/01/25      500,000
                                                                                    -----------
                                                                                      5,834,182
                                                                                    -----------
           General Obligations--14.8%
 4,000,000 Nassau County, New York, Series A............ Aaa/AAA   5.000   7/01/05    4,136,400
 9,350,000 New York City, Series J-SubSeries J2(a)...... Aa1/AA+   1.030   2/15/16    9,350,000
 7,500,000 New York, New York, Series A-6(a)............ Aaa/AAA   1.050   8/01/31    7,500,000
 2,000,000 New York, New York, Series H-SubSeries
           H-2, MBIA Insured+(a)........................ Aaa/AAA   1.050   8/01/13    2,000,000
 1,700,000 New York, New York, Series H-SubSeries
           H-2, MBIA Insured+(a)........................ Aaa/AAA   1.080   8/01/14    1,700,000
 3,300,000 New York, New York, Series H-SubSeries
           H-6(a)....................................... Aaa/AAA   1.040   8/01/12    3,300,000
 2,000,000 New York, New York, SubSeries A-4(a)......... Aaa/AAA   1.080   8/01/21    2,000,000
 1,700,000 New York, New York, SubSeries A-6(a)......... Aaa/AAA   1.000   8/01/19    1,700,000
   300,000 New York, New York, SubSeries A-10(a)........ Aa3/AA+   1.040   8/01/17      300,000
   450,000 New York, New York, SubSeries E5(a).......... Aa3/AA-   1.080   8/01/17      450,000
   500,000 New York, New York, SubSeries E5(a).......... Aa3/AA-   1.080   8/01/19      500,000
   900,000 New York, New York, SubSeries E5(a).......... Aa3/AA-   1.120   8/01/10      900,000
                                                                                    -----------
                                                                                     33,836,400
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date      Value
----------                                          -------- -------- -------- -----------
           Short-Term Municipal Bonds
           (Continued)
           Healthcare--7.4%
$1,500,000 New York State Dormitory Authority
           Revenue................................. Aaa/AAA   1.060%  7/06/04  $ 1,500,000
 1,000,000 New York State Dormitory Authority
           Revenue.................................  NR/NR    0.940   9/07/04    1,000,000
 7,000,000 New York State Dormitory Authority
           Revenue (Mental Health), SubSeries
           D-2B(a)................................. Aaa/AAA   1.050   2/15/31    7,000,000
 3,400,000 New York State Dormitory Authority
           Revenue (Mental Health), SubSeries
           D-2D(a)................................. Aaa/AAA   1.070   2/15/31    3,400,000
 2,000,000 New York State Dormitory Authority
           Revenue (Mental Health), SubSeries
           D-2F(a)................................. A3/AA-    1.080   2/15/31    2,000,000
 1,000,000 New York State Dormitory Authority
           Revenue (Presbyterian Hospital), AMBAC
           Insured+................................ Aaa/AAA   5.500   8/01/04    1,003,812
   875,000 New York State Medical Care Facilities
           Finance Agency Revenue (Hospital and
           Nursing Home), Series B, FHA Insured+(a) NR/AAA    6.125   8/15/24      897,498
                                                                               -----------
                                                                                16,801,310
                                                                               -----------
           Housing--7.0%
   900,000 New York City Housing Development Corp.,
           Multi-Family Housing Revenue (Tribeca
           Towers), Series A(a).................... NR/AAA    1.030   11/15/19     900,000
 6,500,000 New York State Housing Finance Agency
           Revenue, (101 West End)(a).............. Aaa/NR    1.080   5/15/31    6,500,000
 2,400,000 New York State Housing Finance Agency
           Revenue (750 6th Ave.), Series A(a)..... Aaa/NR    1.060   5/15/31    2,400,000
 1,500,000 New York State Housing Finance Agency
           Revenue (East 39th St.), Series A(a).... Aaa/NR    1.060   11/15/31   1,500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds
           (Continued)
$  900,000 New York State Housing Finance Agency
           Revenue (Gethsemane Apartments),
           Series A(a)................................ Aaa/NR    1.100%  5/15/33  $   900,000
 1,800,000 New York State Housing Finance Agency
           Revenue (Normandie CT I Project)(a)........ Aaa/AAA   1.030   5/15/15    1,800,000
 1,000,000 New York State Housing Finance Agency
           Revenue (Tribeca), Series A(a)............. Aaa/NR    1.030   11/15/29   1,000,000
 1,000,000 New York State Housing Finance
           Agency Revenue, Series A(a)................ Aaa/NR    1.030   5/01/29    1,000,000
                                                                                  -----------
                                                                                   16,000,000
                                                                                  -----------
           Industrial Development Bonds--5.3%
 1,500,000 Babylon, New York(a)....................... Aaa/NR    1.040   9/01/17    1,500,000
 3,200,000 Babylon, New York Industrial Development
           Agency Resource Revenue (Ogden Martin
           Project)(a)................................ Aaa/AAA   1.040   1/01/19    3,200,000
 2,000,000 New York City Industrial Development
           Agency Special Facility Revenue (Korean Air
           Lines Co.), Series C(a).................... Aaa/AAA   1.080   11/01/24   2,000,000
 1,800,000 New York City Industrial Development
           Agency Civic Facility Revenue (National
           Audubon Society)(a)........................  NR/AA    1.080   12/01/14   1,800,000
 2,700,000 Tompkins County, New York Industrial
           Development Agency Revenue, Civic Facility
           (Cornell University), Series A(a).......... Aa1/AA+   1.040   7/01/30    2,700,000
   500,000 Troy, New York Industrial Development
           Agency Civic Facility Revenue (Rensselaer
           Polytech), Series E(a).....................  A1/A+    1.060   4/01/37      500,000
   400,000 Yonkers, New York Industrial Development
           Agency Civic Facility Revenue (Consumers
           Union Faciltiy)(a)......................... Aa2/NR    1.050   7/01/19      400,000
                                                                                  -----------
                                                                                   12,100,000
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                       Moody's
Principal                                                /S&P    Interest Maturity
 Amount                                                Ratings*    Rate     Date      Value
----------                                            ---------- -------- -------- -----------
           Short-Term Municipal Bonds
           (Continued)
           Other--5.6%
$2,000,000 New York City Cultural Resource Revenue
           (Alvin Ailey Dance Foundation)(a).........  Aaa/AA+    1.020%  7/01/33  $ 2,000,000
 2,900,000 New York, New York City Cultural Resource,
           (American Museum of Natural History),
           Series A(a)...............................  Aaa/AAA    1.040   4/01/21    2,900,000
 1,900,000 New York, New York City Cultural Resource
           (American Museum of Natural History),
           Series B(a)...............................  Aaa/AAA    1.040   4/01/21    1,900,000
 6,100,000 New York State Local Government Assistance
           Corp., Series D(a)........................   Aa3/AA    1.000   4/01/25    6,100,000
                                                                                   -----------
                                                                                    12,900,000
                                                                                   -----------
           PreRefunded/Escrow/U.S.Guarantee--0.6%
 1,250,000 New York, New York, Series E(a)...........  Aaa/AAAA   6.250   2/15/07    1,303,505
                                                                                   -----------
           Special Tax--22.1%
   600,000 Municipal Assistance Corp. for New York
           City, Series E............................  Aa1/AA+    6.000   7/01/04      600,000
   500,000 Municipal Assistance Corp. for New York
           City, Series J............................  Aa1/AA+    6.000   7/01/04      500,000
 2,500,000 Nassau County, New York Interim Finance
           Authority, Sales Tax Secured, Series B(a).  Aaa/AAA    1.000   11/15/22   2,500,000
 2,500,000 Nassau County, New York Tax Anticipation,
           Series B.................................. MIGI/SP-1+  2.000   10/15/04   2,506,254
 3,000,000 New York, New York City Transitional
           Finance Authority Revenue, Series A(a)....  Aa2/AA+    1.040   2/15/30    3,000,000
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C...............  Aa2/AA+    4.250   2/15/05    1,017,552
 5,115,000 New York, New York City Transitional
           Finance Authority, Future Tax, Second
           Series C(a)...............................  Aa2/AA+    1.060   5/01/28    5,115,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                      Moody's
Principal                                               /S&P    Interest Maturity
 Amount                                               Ratings*    Rate     Date      Value
----------                                            --------- -------- -------- -----------
           Short-Term Municipal Bonds
           (Continued)
$7,500,000 New York, New York City Transitional
           Finance Authority Revenue,
           SubSeries 2D(a)...........................  Aa2/AA+   1.030%  11/01/22 $ 7,500,000
 5,000,000 New York State Local Government Assistance
           Corp., Series 3V, FGIC Insured+(a)........  Aaa/AAA   1.020   4/01/24    5,000,000
 2,500,000 New York State Local Government Assistance
           Corp., Series 4V, FSA Insured+(a).........  Aaa/AAA   1.020   4/01/22    2,500,000
 3,000,000 New York State Local Government Assistance
           Corp., Series B(a)........................  Aa3/A+    1.010   4/01/25    3,000,000
 3,800,000 New York State Local Government Assistance
           Corp., Series C(a)........................  Aaa/AAA   1.010   4/01/25    3,800,000
 7,800,000 New York State Local Government Assistance
           Corp., Series G (a).......................  Aa3/A+    1.040   4/01/25    7,800,000
 1,500,000 New York State Urban Development Corp.
           Revenue, Personal Income Tax Facility,
           Series B..................................   NR/AA    2.000   3/15/05    1,509,221
 3,000,000 Puerto Rico Commonwealth Tax & Revenue
           Anticipation Notes........................ MIG1/SP-1  2.000   7/30/04    3,002,444
 1,000,000 Suffolk County, New York Tax Anticipation
           Notes..................................... MIG1/SP-1  2.000   9/08/04    1,001,740
                                                                                  -----------
                                                                                   50,352,211
                                                                                  -----------
           State Appropriation--3.3%
 4,100,000 Jay Street Development Corp., New York
           Courts Facility Lease Revenue,
           Series A-1(a).............................  Aaa/AA+   1.070   5/01/22    4,100,000
 2,900,000 New York State Thruway Authority General
           Revenue, Series C, FGIC Insured+(a).......  Aaa/AAA   5.750   1/01/09    3,027,052
   500,000 New York State Thruway Authority General
           Revenue, Series C, FGIC Insured+(a).......  Aaa/AAA   6.000   1/01/25      522,432
                                                                                  -----------
                                                                                    7,649,484
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Short-Term Municipal Bonds
           (Continued)
           Transportation--8.6%
$1,700,000 Niagara Falls, New York, Bridge Community
           Toll Revenue, Series A, FGIC Insured+(a)... Aaa/AAA   1.040%  10/01/19 $ 1,700,000
 6,750,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 2(a)................................  A2/A-    1.060   5/01/19    6,750,000
 1,620,000 Port Authority NY and NJ Special Obligation
           Revenue, (Versatile Structure Obligation),
           Series 5(a)................................  A2/A-    1.080   8/01/24    1,620,000
 1,500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B, AMBAC
           Insured+(a)................................ Aaa/AAA   1.060   1/01/32    1,500,000
 4,500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B(a)............... Aa3/AA-   1.070   1/01/33    4,500,000
 3,600,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series F(a)............... Aa3/AA-   1.060   11/01/32   3,600,000
                                                                                  -----------
                                                                                   19,670,000
                                                                                  -----------
           Utilities--20.5%
 2,000,000 Erie County, New York Water System
           Revenue, Series A, AMBAC Insured+(a)....... Aaa/AAA   1.040   12/01/16   2,000,000
 1,250,000 Erie County, New York Water System
           Revenue, Series B, AMBAC Insured+(a)....... Aaa/AAA   1.040   12/01/16   1,250,000
   895,000 Great Neck North Water Authority, New
           York, Water System Revenue, Series A, FGIC
           Insured+(a)................................ Aaa/AAA   1.040   1/01/20      895,000
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+...... Aaa/AAA   5.000   4/01/05    1,028,297
   500,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+...... Aaa/AAA   4.000   4/01/05      509,671
 4,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series G, FSA
           Insured+(a)................................ Aaa/AAA   1.050   12/01/29   4,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   Rate     Date      Value
----------                                          -------- -------- -------- ------------
           Short-Term Municipal Bonds
           (Continued)
$5,400,000 Long Island Power Authority, New York
           Electric System Revenue, Sub-Series
           1B(a)................................... Aa2/AA    1.080%  5/01/33  $  5,400,000
   400,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series C, FGIC Insured+(a).............. Aaa/AAA   1.060   6/15/23       400,000
 7,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           Series F-2(a)........................... Aa2/AA    1.040   6/15/33     7,000,000
 6,000,000 New York City Municipal Water Finance
           Authority, Water & Sewer System Revenue,
           SubSeries C-1(a)........................ Aa2/AA    1.080   6/15/18     6,000,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Project),
           Series A(a)............................. Aaa/AAA   1.040   10/01/14    4,500,000
 4,500,000 New York State Energy Research &
           Development Authority, Pollution Control
           Revenue (Orange & Rockland Utilities),
           Series A, AMBAC Insured+(a)............. Aaa/AAA   1.040   8/01/15     4,500,000
 1,500,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue........ Aaa/AAA   0.980   8/16/04     1,500,000
 1,925,000 New York State Environmental Facilities
           Corp., State Clean Water & Drinking
           Revolving Fund.......................... Aaa/AAA   2.000   7/15/04     1,925,863
   400,000 New York State Power Authority Revenue
           and General Purpose, Series W........... Aaa/AAA   6.700   1/01/05       411,386
 5,500,000 Suffolk County, Water Authority(a)...... NR/AA-    1.070   1/01/20     5,500,000
                                                                               ------------
                                                                                 46,820,217
                                                                               ------------
           Total Short-Term Municipal Bonds
           (Cost $223,267,309).....................                             223,267,309
                                                                               ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         June 30, 2004 (Unaudited)

                                                          MOODY'S
 Number of                                                  /S&P   INTEREST   MATURITY
  Shares                                                  RATINGS*   RATE       DATE       VALUE
-----------                                               -------- --------   -------- ------------
            Money Market Funds--3.8%
  4,738,925 ACM Institutional Reserves
            (Prime Portfolio)............................  NR/NR    0.990%(b)            $4,738,925
  4,000,000 ACM Institutional Reserves
            (Government Portfolio).......................  NR/NR    0.930(b)              4,000,000
                                                                                     - ------------
            Total Money Market Funds
            (Cost $8,738,925)............................                                 8,738,925
                                                                                     - ------------
            Total Investments
            (Cost $232,006,234)(c)--101.6%...............                               232,006,234
            Liabilities in excess of other assets--(1.6%)                                (3,780,080)
                                                                                     - ------------
            Net Assets--100.0%...........................                              $228,226,154
                                                                                     - ------------

AMBAC American Municipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown at June 30, 2004, maturity date represents ultimate maturity.
(b)   Represents annualized 7 day yield at June 30, 2004.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

            Assets:
              Investments at market value,
               (Cost $232,006,234)................... $232,006,234
              Receivables:
               Capital stock sold....................    3,881,802
               Investments sold......................    2,597,140
               Interest..............................      569,773
              Other assets...........................       25,745
                                                      ------------
               Total Assets..........................  239,080,694
                                                      ------------
            Liabilities:
              Payables:
               Investments purchased.................    8,028,037
               Capital stock repurchased.............    2,587,234
               Dividends.............................      122,631
               Services provided by The Bank of New
                York and Administrator...............       74,299
              Accrued expenses and other liabilities.       42,339
                                                      ------------
               Total Liabilities.....................   10,854,540
                                                      ------------
            Net Assets:.............................. $228,226,154
                                                      ------------
            Sources Of Net Assets:
              Capital stock @ par.................... $    228,228
              Paid in capital........................  228,005,003
              Accumulated net realized loss on
               investments...........................       (7,077)
                                                      ------------
            Net Assets............................... $228,226,154
                                                      ------------
            Hamilton Shares:
              Net assets............................. $ 80,982,002
                                                      ------------
              Shares outstanding.....................   80,981,319
                                                      ------------
              Net asset value, offering price and
               repurchase price per share............ $       1.00
                                                      ------------
            Premier Shares:
              Net assets............................. $139,264,393
                                                      ------------
              Shares outstanding.....................  139,266,512
                                                      ------------
              Net asset value, offering price and
               repurchase price per share............ $       1.00
                                                      ------------
            Classic Shares:
              Net assets............................. $  7,979,759
                                                      ------------
              Shares outstanding.....................    7,979,733
                                                      ------------
              Net asset value, offering price and
               repurchase price per share............ $       1.00
                                                      ------------
            Hamilton Shares authorized @ $.001 par
             value...................................  200,000,000
            Premier Shares authorized @ $.001 par
             value...................................  200,000,000
            Classic Shares authorized @ $.001 par
             value...................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

            Investment Income:
              Interest.................................. $1,143,610
                                                         ----------
            Expenses:
              Servicing fee--Premier Shares.............    160,144
                      Classic Shares....................      6,148
              Advisory..................................    116,933
              Administration............................    116,933
              Accounting services.......................     29,830
              Transfer agent............................     22,773
              Custodian.................................     19,498
              Registration and filings..................     17,863
              Reports to shareholders...................     10,674
              Directors.................................      8,761
              Audit.....................................      8,579
              12b-1 fee--Classic Shares.................      7,050
              Legal.....................................      5,675
              Insurance.................................      1,647
              Cash management...........................      1,445
              Other.....................................     20,316
                                                         ----------
               Total Expenses...........................    554,269
              Fees waived by The Bank of New York
               (Note 3).................................    (87,302)
              Earnings credit adjustment (Note 3).......       (849)
                                                         ----------
               Net Expenses.............................    466,118
                                                         ----------
               Net Investment Income....................    677,492
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $  677,492
                                                         ----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets

                                                                        Six Months Ended
                                                                         June 30, 2004      Year Ended
                                                                          (Unaudited)    December 31, 2003
                                                                        ---------------- -----------------
Operations:
  Net investment income................................................  $     677,492     $     940,035
  Net realized gain on investments.....................................             --                 2
                                                                         -------------     -------------
   Net increase in net assets resulting from operations................        677,492           940,037
                                                                         -------------     -------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares................       (361,131)         (387,788)
                         Premier Shares................................       (308,663)         (538,600)
                         Classic Shares................................         (7,698)          (13,647)
                                                                         -------------     -------------
                                                                              (677,492).        (940,035)
                                                                         -------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares....................    227,783,940       217,026,672
                     Premier Shares....................................    162,861,165       245,050,830
                     Classic Shares....................................     12,280,825        24,417,169
  Proceeds from shares issued on reinvestment of
   dividends: Hamilton Shares..........................................        174,369           191,645
         Premier Shares................................................         79,493           420,425
         Classic Shares................................................          5,697            13,527
  Value of capital stock repurchased: Hamilton Shares..................   (277,887,080)     (135,022,626)
                      Premier Shares...................................   (136,681,492)     (216,832,480)
                      Classic Shares...................................     (8,728,209)      (25,339,431)
                                                                         -------------     -------------
   Net increase (decrease) in net assets resulting from capital stock
    transactions.......................................................    (20,111,292)      109,925,731
                                                                         -------------     -------------
     Increase (decrease) in Net Assets.................................    (20,111,292)      109,925,733
Net Assets:
  Beginning of year....................................................    248,337,446       138,411,713
                                                                         -------------     -------------
  End of period........................................................  $ 228,226,154     $ 248,337,446
                                                                         -------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.........................................    227,783,940       217,026,672
        Premier Shares.................................................    162,861,165       245,050,830
        Classic Shares.................................................     12,280,825        24,417,169
  Shares issued on reinvestment of dividends: Hamilton Shares..........        174,369           191,646
                           Premier Shares..............................         79,493           420,425
                           Classic Shares..............................          5,696            13,527
  Shares repurchased: Hamilton Shares..................................   (277,887,080)     (135,022,627)
             Premier Shares............................................   (136,681,492)     (216,832,480)
             Classic Shares............................................     (8,728,209)      (25,339,431)
                                                                         -------------     -------------
   Net increase (decrease).............................................    (20,111,293)      109,925,731
  Shares outstanding, beginning of year................................    248,338,857       138,413,126
                                                                         -------------     -------------
  Shares outstanding, end of period....................................    228,227,564       248,338,857
                                                                         -------------     -------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                              Hamilton Shares
                                            ------------------------------------------------
                                                                                For the period
                                            Six Months Ended                    March 28, 2002*
                                             June 30, 2004      Year Ended          through
                                              (UNAUDITED)    December 31, 2003 December 31, 2002
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $   1.00         $   1.00           $  1.00
                                                --------         --------           -------
Gain from investment operations
Net investment income......................        0.004            0.007             0.010
                                                --------         --------           -------
Dividends
Dividends from net investment income.......       (0.004)          (0.007)           (0.010)
                                                --------         --------           -------
Net asset value at end of period...........     $   1.00         $   1.00           $  1.00
                                                --------         --------           -------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................         0.36%**          0.74%             0.98%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $80,982         $130,911           $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................         0.25%***         0.25%             0.25%***
 Expenses, prior to waiver from The Bank
   of New York.............................         0.33%***         0.35%             0.48%***
 Net investment income, net of waiver
   from The Bank of New York...............         0.72%***         0.75%             1.21%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                               Premier Shares
                                            -------------------------------------------------
                                                                                 For the period
                                            Six Months Ended                   February 25, 2002*
                                             June 30, 2004      Year Ended          through
                                              (Unaudited)    December 31, 2003 December 31, 2002
                                            ---------------- ----------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period.....     $   1.00         $   1.00           $  1.00
                                                --------         --------           -------
Gain from investment operations
Net investment income......................        0.002            0.005             0.009
                                                --------         --------           -------
Dividends
Dividends from net investment income.......       (0.002)          (0.005)           (0.009)
                                                --------         --------           -------
Net asset value at end of period...........     $   1.00         $   1.00           $  1.00
                                                --------         --------           -------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................         0.24%**          0.49%             0.88%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $139,264         $113,005           $84,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................         0.50%***         0.50%             0.50%***
 Expenses, prior to waiver from The Bank
   of New York.............................         0.57%***         0.60%             0.77%***
 Net investment income, net of waiver
   from The Bank of New York...............         0.48%***         0.48%             1.01%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                               Classic Shares
                                            ------------------------------------------------
                                                                                FOR THE PERIOD
                                            SIX MONTHS ENDED                    APRIL 1, 2002*
                                             JUNE 30, 2004      YEAR ENDED          THROUGH
                                              (UNAUDITED)    DECEMBER 31, 2003 DECEMBER 31, 2002
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $  1.00           $  1.00           $  1.00
                                                -------           -------           -------
Gain from investment operations
Net investment income......................       0.001             0.003             0.006
                                                -------           -------           -------
Dividends
Dividends from net investment income.......      (0.001)           (0.003)           (0.006)
                                                -------           -------           -------
Net asset value at end of period...........     $  1.00           $  1.00           $  1.00
                                                -------           -------           -------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................        0.13%**           0.29%             0.59%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $ 7,980           $ 4,421           $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.72%***          0.69%             0.75%***
 Expenses, prior to waiver from The Bank of
   New York................................        0.79%***          0.79%             0.96%***
 Net investment income, net of waiver from
   The Bank of New York....................        0.27%***          0.29%             0.68%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

 Principal
  Amount                                      Value
-----------                                 ----------
            Asset-Backed
            Securities--57.6%
            Asset-Backed Securities--
            Automotive--36.1%
$ 3,565,287 Americredit Automobile
            Receivables Trust,
            Series 2002-D, Class A3
            2.72%, 4/12/07................. $3,580,304
  5,000,000 BMW Vehicle Owner Trust,
            Series 2004-A, Class A2
            1.88%, 10/25/06................  4,986,001
  4,000,000 Capital Auto Receivables Asset
            Trust,
            Series 2003-2, Class A3B
            1.14%, 2/15/07 FRN.............  4,003,332
  7,750,000 Capital Auto Receivables, Asset
            Trust,
            Series 2004-1, Class A3
            2.00%, 11/15/07................  7,626,716
  5,000,000 Capital One Auto Finance
            Trust,
            Series 2002-C, Class A3A
            2.65%, 4/16/07.................  5,021,421
  4,000,000 Capital One Prime Auto
            Receivables Trust,
            Series 2003-2, Class A3
            1.18%, 9/17/07 FRN.............  4,005,728
  5,000,000 Carmax Auto Owner Trust,
            Series 2003-2, Class A2
            1.68%, 8/15/06.................  4,996,418
  1,800,402 Chase Manhattan Auto Owner
            Trust,
            Series 2003-B, Class A2
            1.28%, 3/15/06.................  1,799,584

 Principal
  Amount                                 Value
-----------                            ----------
            Asset-Backed Securities
            (Continued)
$   187,684 Ford Credit Auto Owner
            Trust,
            Series 2002-B, Class A3A
            4.14%, 12/15/05........... $  189,097
  4,000,000 Ford Credit Auto Owner
            Trust,
            Series 2003-A, Class A3B
            1.30%, 7/17/06 FRN........  4,003,737
  5,000,000 Ford Credit Auto Owner
            Trust,
            Series 2004-A, Class A2
            2.13%, 10/15/06...........  4,990,813
  5,000,000 GS Auto Loan Trust,
            Series 2004-1, Class A2
            1.50%, 9/15/06............  4,982,035
  3,397,963 Harley-Davidson Motorcycle
            Trust,
            Series 2003-4, Class A1
            1.47%, 4/15/08............  3,384,471
  5,932,819 Harley-Davidson Motorcycle
            Trust,
            Series 2004-1, Class A1
            1.40%, 10/15/08...........  5,898,230
  4,896,168 Harley-Davidson Motorcycle
            Trust,
            Series 2004-2, Class A1
            2.18%, 1/15/09............  4,895,687
  1,041,041 Honda Auto Receivables
            Owner Trust,
            Series 2003-2, Class A2
            1.34%, 12/21/05...........  1,041,163

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                      Value
-----------                                 ----------
            Asset-Backed Securities
            (Continued)
$ 5,000,000 Honda Auto Receivables
            Owner Trust,
            Series 2003-4, Class A2
            1.58%, 7/17/06................. $4,994,743
  5,000,000 Honda Auto Receivables
            Owner Trust,
            Series 2003-5, Class A2
            1.57%, 6/19/06.................  4,991,997
  4,000,000 Honda Auto Receivables
            Owner Trust,
            Series 2004-2, Class A2
            2.52%, 2/15/07.................  4,005,831
  4,777,830 Hyundai Auto Receivables
            Trust,
            Series 2003-A, Class A2 1.56%,
            9/15/06........................  4,771,515
  3,172,530 M&I Auto Loan Trust,
            Series 2002-1, Class A3
            2.49%, 10/22/07................  3,183,273
  5,000,000 Nissan Auto Lease Trust,
            Series 2003-A, Class A3A
            1.24%, 6/15/09 FRN.............  5,009,249
  2,911,149 Onyx Acceptance Auto Trust,
            Series 2003-C, Class A2
            1.34%, 5/15/06.................  2,911,115
  5,000,000 Onyx Acceptance Auto Trust,
            Series 2004-A, Class A2
            1.52%, 11/15/06................  4,986,396
  5,000,000 Regions Auto Receivables Trust,
            Series 2003-2, Class A2
            1.63%, 8/15/06.................  4,996,352

 Principal
  Amount                                  Value
-----------                            ------------
            Asset-Backed Securities
            (Continued)
$ 2,500,000 Toyota Auto Receivables
            Owner Trust,
            Series 2003-B, Class A3
            1.27%, 8/15/07 FRN........ $  2,502,099
  1,046,236 USAA Auto Owner Trust,
            Series 2002-1, Class A3
            2.41%, 10/16/06...........    1,049,446
  1,525,621 USAA Auto Owner Trust,
            Series 2003-1, Class A2
            1.22%, 4/17/06............    1,525,493
 10,000,000 USAA Auto Owner Trust,
            Series 2004-1, Class A3
            2.06%, 4/15/08............    9,857,532
  5,000,000 Volkswagen Auto Loan
            Enhanced Trust,
            Series 2003-2, Class A2
            1.55%, 6/20/06............    4,995,924
  2,500,000 WFS Financial Owner Trust,
            Series 2003-1, Class A3
            2.03%, 8/20/07............    2,500,414
  3,000,000 WFS Financial Owner Trust,
            Series 2003-3, Class A3B
            1.39%, 5/20/08 FRN........    3,004,980
  4,255,980 WFS Financial Owner Trust,
            Series 2003-4, Class A2
            1.67%, 4/20/07............    4,251,537
  5,000,000 WFS Financial Owner Trust,
            Series 2004-1, Class A3
            2.19%, 6/20/08............    4,933,625
  5,000,000 WFS Financial Owner Trust,
            Series 2004-2, Class A2
            2.03%, 10/22/07...........    4,987,040
                                       ------------
                                        144,863,298
                                       ------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                  Value
-----------                            -----------
            Asset-Backed Securities
            (Continued)
            Asset-Backed Securities--
            Credit Cards--5.9%
$ 5,000,000 Chase Credit Card Master
            Trust,
            Series 2002-4, Class A
            1.29%, 10/15/07 FRN....... $ 5,004,862
 10,000,000 Chase Credit Card Master
            Trust,
            Series 2004-1, Class A
            1.27%, 5/15/09 FRN........  10,003,521
  1,500,000 Citibank Credit Card
            Issuance Trust,
            Series 2003-A2, Class A2
            2.70%, 1/15/08............   1,497,782
  4,000,000 Citibank Credit Card
            Issuance Trust,
            Series 2004-A1, Class A1
            2.55%, 1/20/09............   3,920,218
  3,130,000 Wachovia Credit Card
            Master Trust,
            Series 2000-1, Class A
            1.39%, 12/17/07 FRN.......   3,136,756
                                       -----------
                                        23,563,139
                                       -----------
            Asset Backed Securities--
            Home Equity Loans--0.7%
    563,417 Centex Home Equity,
            Series 2003-B, Class AF1
            1.64%, 2/25/18............     562,774
  2,123,841 GSAMP Trust,
            Series 2004-FM1, Class A2A
            1.53%, 11/25/33 FRN.......   2,125,076
                                       -----------
                                         2,687,850
                                       -----------

 Principal
  Amount                                    Value
-----------                               ----------
            Asset-Backed Securities
            (Continued)
            Asset-Backed Securities--Mortgages--8.0%
$ 2,971,653 Ameriquest Mortgage
            Securities, Inc.,
            Series 2003-13, Class AF1
            1.50%, 1/25/34 FRN........... $2,974,211
  4,359,912 Ameriquest Mortgage
            Securities, Inc.,
            Series 2004-R2, Class A2
            1.39%, 4/25/34 FRN...........  4,360,860
    863,867 Chase Funding Mortgage Loan,
            Series 2003-2, Class 1A1
            1.86%, 1/25/18...............    863,568
  4,077,252 Long Beach Mortgage Loan
            Trust,
            Series 2004-1, Class A4
            1.43%, 2/25/34 FRN...........  4,078,089
  2,000,000 Residential Asset Mortgage
            Products, Inc.,
            Series 2003-RS7, Class AI3
            3.68%, 9/25/27...............  1,985,566
  3,889,245 Residential Asset Mortgage
            Products, Inc.,
            Series 2003-RS11, Class AI1
            1.49%, 3/25/23 FRN...........  3,892,570
  4,183,682 Residential Asset Mortgage
            Products, Inc.,
            Series 2004-RS2, Class AI1
            1.43%, 1/25/24 FRN...........  4,184,681
  3,320,614 Residential Asset Securities
            Corp.,
            Series 2003-KS9, Class AI1
            1.46%, 2/25/21 FRN...........  3,323,622

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                    Value
-----------                              ------------
            Asset-Backed Securities
            (Continued)
$ 2,654,049 Residential Asset Securities
            Corp.,
            Series 2003-KS11, Class AIIB
            1.60%, 1/25/34 FRN.......... $  2,657,800
  3,851,586 Specialty Underwriting &
            Residential Finance,
            Series 2003-BC4, Class A3A
            1.50%, 11/25/34 FRN.........    3,853,826
                                         ------------
                                           32,174,793
                                         ------------
            Asset-Backed Securities--Other--3.2%
  5,000,000 CIT Equipment Collateral,
            Series 2003-EF1, Class A3
            1.40%, 1/20/08 FRN..........    5,002,489
  8,000,000 CIT Equipment Collateral,
            Series 2004-VT1, Class A2
            1.54%, 2/20/06..............    7,959,200
                                         ------------
                                           12,961,689
                                         ------------
            Asset-Backed Securities--
            Student Loans--3.7%
  5,000,000 College Loan Corp. Trust,
            Series 2003-2, Class A2
            1.28%, 1/25/12 FRN..........    5,008,225
  5,000,000 College Loan Corp. Trust,
            Series 2004-1, Class A1
            1.31%, 4/25/11 FRN..........    5,000,000
  5,000,000 SLM Student Loan Trust,
            Series 2004-5, Class A1
            1.55%, 1/25/10 FRN..........    5,000,000
                                         ------------
                                           15,008,225
                                         ------------
            Total Asset-Backed
            Securities
            (Cost $231,747,893).........  231,258,994
                                         ------------

 Principal
  Amount                                     Value
-----------                               -----------
            United States Government
            Agencies & Obligations--22.5%
            Federal Farm Credit Bank--3.1%
$ 2,500,000 1.80%, 4/07/05............... $ 2,496,978
  5,000,000 1.43%, 4/15/05+..............   4,918,599
  2,500,000 2.10%, 9/02/05...............   2,492,378
  2,700,000 2.50%, 3/15/06...............   2,687,194
                                          -----------
                                           12,595,149
                                          -----------
            Federal Home Loan Bank--8.8%
 10,000,000 1.625%, 6/15/05..............   9,948,240
 10,000,000 1.45%, 7/22/05...............   9,914,020
 10,000,000 1.50%, 8/26/05...............   9,903,870
  3,560,000 2.04%, 8/26/05...............   3,547,568
  2,000,000 2.47%, 11/25/05..............   1,996,856
                                          -----------
                                           35,310,554
                                          -----------
            Federal Home Loan Mortgage Corp.--4.4%
  5,000,000 1.365%, 9/09/05 FRN..........   5,001,065
  2,500,000 2.875%, 9/15/05..............   2,514,305
  5,000,000 2.26%, 12/30/05..............   4,971,670
  5,000,000 1.875%, 2/15/06..............   4,927,420
                                          -----------
                                           17,414,460
                                          -----------
            Federal National Mortgage Association--2.5%
  5,000,000 7.00%, 7/15/05...............   5,242,070
  5,000,000 2.125%, 10/05/06.............   4,888,795
                                          -----------
                                           10,130,865
                                          -----------
            United States Treasury Notes--3.7%
  7,500,000 1.625%, 4/30/05..............   7,481,258
  7,000,000 6.50%, 5/15/05...............   7,270,158
                                          -----------
                                           14,751,416
                                          -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $90,874,231)...........  90,202,444
                                          -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                  Value
-----------                            -----------
            Collateralized Mortgage
            Obligations--15.4%
            Federal Home Loan Mortgage Corp.--6.5%
$   978,955 FHLMC Structured Pass
            Through Securities,
            Series H005, Class A2
            2.55%, 8/15/07 FRN........ $   976,997
  1,864,054 FHLMC Structured Pass
            Through Securities,
            Series H009, Class A2
            1.88%, 3/15/08............   1,803,608
  1,128,799 FHLMC Structured Pass
            Through Securities,
            Series H010, Class A1
            1.58%, 9/15/08............   1,110,097
  3,685,641 FHLMC Structured Pass
            Through Securities,
            Series H011, Class A1
            1.58%, 11/15/08...........   3,624,954
  2,902,709 Freddie Mac,
            Series 2617, Class UA
            3.00%, 6/15/09............   2,914,143
  9,931,909 Freddie Mac Stated Final,
            Series SF2, Class GB
            2.02%, 12/15/08...........   9,701,641
  6,000,000 Freddie Mac Stated Final,
            Series SF4, Class B
            2.37%, 12/15/09...........   5,953,316
                                       -----------
                                        26,084,756
                                       -----------
            Federal National Mortgage
            Association--0.4%
  1,661,076 Fannie Mae,
            Series 2003-43, Class LA
            3.00%, 3/25/24............   1,655,203
                                       -----------

 Principal
  Amount                                  Value
-----------                            -----------
            Collateralized Mortgage
            Obligations (Continued)
            Financial Services--8.5%
$ 1,384,543 Granite Mortgages PLC,
            Series 2003-1, Class 1A2
            1.34%, 1/20/20 FRN........ $ 1,385,801
 10,000,000 Holmes Financing PLC,
            Series 2004-1, Class 2A
            1.33%, 7/15/07 FRN........   9,970,284
  4,761,197 Medallion Trust,
            Series 2004-1G, Class A1
            1.41%, 5/25/35 FRN........   4,761,197
    360,185 Washington Mutual, Inc.,
            Series 2003-AR12, Class A1
            1.60%, 2/25/34 FRN........     360,408
  9,957,293 Washington Mutual, Inc.,
            Series 2004-AR4, Class A1
            1.87%, 6/25/34............   9,929,984
  7,750,000 Washington Mutual, Inc.,
            Series 2004-AR7, Class A1
            2.34%, 7/25/34............   7,750,000
                                       -----------
                                        34,157,674
                                       -----------
            Total Collateralized
            Mortgage Obligations
            (Cost $62,413,116)........  61,897,633
                                       -----------
            Corporate Bonds--3.2%
            Banking and Finance--0.7%
  3,000,000 J.P. Morgan Chase & Co.
            1.53%, 2/24/05 FRN........   3,005,091
                                       -----------
            Financial Services--1.3%
  5,000,000 Merrill Lynch & Co.
            1.59%, 1/13/06 FRN........   5,031,460
                                       -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                   Value
-----------                             -----------
            Corporate Bonds (Continued)
            Household and Personal Care
            Products--1.2%
$ 4,750,000 Gillette Co.
            4.00%, 6/30/05............. $ 4,814,396
                                        -----------
            Total Corporate Bonds
            (Cost $12,872,093).........  12,850,947
                                        -----------
            Certificate of
            Deposit--0.5%
            Banking and Finance--0.5%
  2,000,000 MSDW Bank, Inc.
            1.15%, 7/21/04
            (Cost $2,000,000)..........   1,999,780
                                        -----------

Number of
 Shares                                      Value
---------                                 ------------
          Money Market Fund--0.6%
2,448,976 BNY Hamilton Money Fund
          (Hamilton Shares), 0.98%(a)
          (Cost $2,448,976).............. $  2,448,976
                                          ------------
          Total Investments
          (Cost $402,356,309)(b)--
          99.8%..........................  400,658,774
          Other assets less liabilities--
          0.2%...........................      702,247
                                          ------------
          Net Assets--100.0%............. $401,361,021
                                          ------------

(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized depreciation was $1,697,535 based on cost for Federal income tax purposes. This consists of aggregate gross unrealized appreciation of $148,364 and aggregate gross unrealized deprecation of $1,845,899.
FRNFloating Rate Note. Interest rate shown is in effect at June 30, 2004.
+ Represents discounted rate at time of purchase for United States Government Agencies & Obligations at June 30, 2004.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

        Assets:
          Investments at market value,
           (Cost $402,356,309)........................... $400,658,774
          Receivables:
           Capital stock sold............................    1,460,279
           Interest......................................    1,061,058
           Investments sold..............................      120,519
          Other assets...................................       34,198
                                                          ------------
           Total Assets..................................  403,334,828
                                                          ------------
        Liabilities:
          Due from Custodian.............................       17,931
          Payables:
           Investments purchased.........................    1,515,355
           Dividends.....................................      184,421
           Services provided by The Bank of New York
            and Administrator............................       85,405
           Capital stock repurchased.....................       84,093
          Accrued expenses and other liabilities.........       86,602
                                                          ------------
           Total Liabilities.............................    1,973,807
                                                          ------------
        Net Assets:...................................... $401,361,021
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $    202,194
          Paid in capital................................  404,778,831
          Distribution in excess of net investment
           income........................................   (1,288,138)
          Accumulated net realized loss on investments...     (634,331)
          Net unrealized depreciation on investments.....   (1,697,535)
                                                          ------------
        Net Assets....................................... $401,361,021
                                                          ------------
        Class A Shares:
          Net assets..................................... $  4,850,644
                                                          ------------
          Shares outstanding.............................    2,440,656
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       1.99
          Sales charge--1.50% of public offering price...         0.03
                                                          ------------
          Maximum offering price......................... $       2.02
                                                          ------------
        Class C Shares:
          Net assets..................................... $      8,337
                                                          ------------
          Shares outstanding.............................        4,189
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       1.99
                                                          ------------
        Institutional Shares:
          Net assets..................................... $396,502,040
                                                          ------------
          Shares outstanding.............................  199,748,699
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       1.99
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Class C Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par value  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

           Investment Income:
             Interest.................................. $ 3,722,915
                                                        -----------
           Expenses:
             Advisory..................................     229,374
             Administration............................     229,374
             Accounting services.......................      29,844
             Transfer agent............................      28,480
             Custodian.................................      27,142
             Legal.....................................      20,212
             Audit.....................................      11,116
             Reports to shareholders...................      10,716
             Registration and filings..................       9,202
             Directors.................................       8,756
             12b-1 fee--Class A Shares.................       5,578
             Insurance.................................       3,798
             Cash management...........................       2,997
             Other.....................................      21,732
                                                        -----------
              Total Expenses...........................     638,321
             Fees waived by The Bank of New York
              (Note 3).................................     (59,091)
                                                        -----------
              Net Expenses.............................     579,230
                                                        -----------
              Net Investment Income....................   3,143,685
                                                        -----------
           Realized and Unrealized Gain
            (loss) on Investments:
             Net realized loss on investments..........    (274,126)
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  (2,318,394)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (2,592,520)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $   551,165
                                                        -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets

                                                                                     Six Months Ended
                                                                                      June 30, 2004      Year Ended
                                                                                       (Unaudited)    December 31, 2003
                                                                                     ---------------- -----------------
Operations:
 Net investment income..............................................................  $   3,143,685     $   5,321,899
 Net realized income (loss) on investments..........................................       (274,126)           58,794
 Increase (decrease) in unrealized appreciation/depreciation on investments.........     (2,318,394)          (81,247)
                                                                                      -------------     -------------
   Net increase in net assets resulting from operations.............................        551,165         5,299,446
                                                                                      -------------     -------------
Dividends to Shareholders:
 Dividends from net investment income: Class A Shares...............................        (31,215)          (65,495)
                       Class C Shares...............................................             (3)               --
                       Institutional Shares.........................................     (3,724,194)       (6,108,851)
                                                                                      -------------     -------------
                                                                                         (3,755,412)       (6,174,346)
                                                                                      -------------     -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares...................................      5,803,475         1,567,074
                   Class C Shares...................................................          9,371                --
                   Institutional Shares.............................................    263,684,337       415,024,218
 Proceeds from shares issued on reinvestment of dividends: Class A Shares...........         29,966            66,016
                                Class C Shares......................................              1                --
                                Institutional Shares................................      1,959,776         3,491,727
 Value of capital stock repurchased: Class A Shares.................................     (4,287,319)       (3,798,457)
                    Class C Shares..................................................         (1,037)               --
                    Institutional Shares............................................   (292,440,606)     (221,640,835)
                                                                                      -------------     -------------
   Net increase (decrease) in net assets resulting from capital stock transactions..    (25,242,036)      194,709,743
                                                                                      -------------     -------------
    Increase (decrease) in Net Assets...............................................    (28,446,283)      193,834,843
Net Assets:
 Beginning of year..................................................................    429,807,304       235,972,461
                                                                                      -------------     -------------
 End of period......................................................................  $ 401,361,021     $ 429,807,304
                                                                                      -------------     -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares........................................................      2,907,182           781,943
        Class C Shares..............................................................          4,707                --
        Institutional Shares........................................................    132,069,946       207,198,977
 Shares issued on reinvestment of dividends: Class A Shares.........................         15,024            32,961
                        Class C Shares..............................................              1                --
                        Institutional Shares........................................        983,171         1,744,598
 Shares repurchased: Class A Shares.................................................     (2,148,236)       (1,896,170)
            Class C Shares..........................................................           (519)               --
            Institutional Shares....................................................   (146,595,346)     (110,647,388)
                                                                                      -------------     -------------
   Net increase (decrease)..........................................................    (12,764,070)       97,214,921
 Shares outstanding, beginning of year..............................................    214,957,614       117,742,693
                                                                                      -------------     -------------
 Shares outstanding, end of period..................................................    202,193,544       214,957,614
                                                                                      -------------     -------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                               Class A Shares
                                            ------------------------------------------------
                                                                                For the Period
                                            Six Months Ended                     May 2, 2002*
                                             June 30, 2004      Year Ended          through
                                              (Unaudited)    December 31, 2003 December 31, 2002
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 2.00           $ 2.00            $ 2.00
                                                 ------           ------            ------
Gain (loss) from investment operations
Net investment income......................        0.01             0.03              0.02
Net realized and unrealized gain (loss) on
  investments..............................       (0.01)              --              0.01
                                                 ------           ------            ------
 Total from investment operations..........          --             0.03              0.03
                                                 ------           ------            ------
Dividends
Dividends from net investment income.......       (0.01)           (0.03)            (0.03)
                                                 ------           ------            ------
Net asset value at end of period...........      $ 1.99           $ 2.00            $ 2.00
                                                 ------           ------            ------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................        0.19%**          1.60%             1.43%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $4,851           $3,332            $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.50%***         0.50%             0.50%***
 Expenses, prior to waiver from The Bank
   of New York.............................        0.53%***         0.54%             0.60%***
 Net investment income, net of waiver
   from The Bank of New York...............        1.13%***         1.37%             1.72%***
Portfolio turnover rate....................          69%**            87%               40%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                 Class C Shares
                                                                -----------------
                                                                 For the Period
                                                                January 26, 2004*
                                                                     through
                                                                  June 30, 2004
                                                                   (Unaudited)
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................       $1.99
                                                                      -----
Gain from investment operations
Net investment income..........................................          --(1)
                                                                      -----
Dividends
Dividends from net investment income...........................          --(1)
                                                                      -----
Net asset value at end of period...............................       $1.99
                                                                      -----
TOTAL RETURN:
Total investment return based on net asset value (a)...........        0.03%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....................       $   8
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        1.25%***
 Expenses, prior to waiver from The Bank of New York...........        1.60%***
 Net investment income, net of waiver from The Bank of New York        0.88%***
Portfolio turnover rate........................................          69%**

(1)Less than $0.01 per share.
*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                            Institutional Shares
                                            ------------------------------------------------
                                                                                For the Period
                                            Six Months Ended                     May 1, 2002*
                                             June 30, 2004      Year Ended          through
                                              (Unaudited)    December 31, 2003 December 31, 2002
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....     $   2.00         $   2.00          $   2.00
                                                --------         --------          --------
Gain from investment operations
Net investment income......................         0.01             0.03              0.03
Net realized and unrealized gain on
  investments..............................           --             0.01                --
                                                --------         --------          --------
 Total from investment operations..........         0.01             0.04              0.03
                                                --------         --------          --------
Dividends
Dividends from net investment income.......        (0.02)           (0.04)            (0.03)
                                                --------         --------          --------
Net asset value at end of period...........     $   1.99         $   2.00          $   2.00
                                                --------         --------          --------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................         0.31%**          1.86%             1.63%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)     $396,502         $426,475          $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................         0.25%***         0.25%             0.25%***
 Expenses, prior to waiver from The Bank
   of New York.............................         0.28%***         0.29%             0.38%***
 Net investment income, net of waiver
   from The Bank of New York...............         1.37%***         1.56%             1.97%***
Portfolio turnover rate....................           69%**            87%               40%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The four series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  The Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund consist of these classes of shares: Hamilton Shares, Premier Shares and Classic Shares. The Enhanced Income Fund offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Hamilton Shares, Premier Shares, Classic Shares and Institutional Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury;

.. New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. Enhanced Income Fund--Although not a money market fund, to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund, and short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(C) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(D) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(E) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(F) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(G) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                       % of Average
                     Daily Net Assets
                     ----------------
Money Fund..........       .10%
Treasury Money Fund.       .10%
New York Tax-Exempt
 Money Fund.........       .10%
Enhanced Income Fund       .10%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York.

  The Administrator's fee is accrued daily and is payable monthly at the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Money Fund...............       .10%
                   Treasury Money Fund......       .10%
                   New York Tax-Exempt Money
                    Fund....................       .10%
                   Enhanced Income Fund.....       .10%

  During the six months ended June 30, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                                    Amount
                                                  ----------
                   Money Fund.................... $1,731,862
                   Treasury Money................    555,150
                   New York Tax-Exempt Money Fund     62,352
                   Enhanced Income Fund..........    122,311

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2004 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2004, the Money Fund and the Enhanced Income Fund did not earn any such monies.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                     Exempt Money
                     Fund.........   .25%     .50%    .75%

         Class A Class C Institutional
         Shares  Shares     Shares
         ------- ------- -------------
Enhanced
Income
Fund....  .50%    1.25%       .25%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the six months ended June 30, 2004.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $2,582 from the sale of Class A Shares and did not receive any money from contingent deferred sales charges imposed upon redemptions of Class C Shares during the period ended June 30, 2004.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund.

4. Portfolio Securities

  For the six months ended June 30, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $167,577,945 $217,068,365
All Others.........  149,151,404   71,505,588

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                     Capital Loss
                     Carryforward Expiration
                     ------------ ----------
New York Tax-Exempt
 Money Fund.........     2,954       2004
                         1,030       2005
                         1,681       2007
                         1,412       2010
Enhanced Income Fund   205,618       2011

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Enhanced Income Fund deferred post-October losses in the amount of $154,587 during 2003.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                          *Distributions paid from:
                                      ----------------------------------
                                                  Net long     Total
                                                    term      taxable
                                       Ordinary   capital  distributions
                                        income     gains       paid
                                      ----------- -------- -------------
       Money Fund.................... $53,218,241       --   $53,218,241
       Treasury Money Fund...........  13,148,943       --    13,148,943
       New York Tax-Exempt Money Fund      49,544       --        49,544
       Enhanced Income Fund..........   6,174,346       --     6,174,346

* The following tax-exempt income distributions paid by the New York Tax-Exempt Money Fund amounted to $890,491.

  As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                             Accumulated                     Total
                     Undistributed Undistributed             capital and    Unrealized    accumulated
                       ordinary      long-term   Accumulated    other     appreciation/    earnings/
                        income     capital gains  earnings     losses     (depreciation)   (deficit)
                     ------------- ------------- ----------- -----------  --------------  -----------
Money Fund..........       $77,166            --     $77,166          --              --    $  77,166
Treasury Money Fund.        41,331            --      41,331          --              --       41,331
New York Tax-Exempt
 Money Fund.........            --            --          --   $  (7,077)             --       (7,077)
Enhanced Income Fund        76,013            --      76,013    (360,205)      $(131,566)    (415,758)

6. Written Option Activity

  For the six months ended June 30, 2004, the Enhanced Income Fund did not have any written options activity.

7. Reclassification Of Capital
Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of the Money Fund, Treasury Fund and Enhanced Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Subsequent Events

  Effective July 1, 2004, the Board of Directors approved certain fee reductions and the use of breakpoints in the calculation of Administration and Custody Fees.

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 70          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., 2003 to Present;
  Age 52                          Member, Board of Directors, Tiffany & Co.,
                                  1995 to Present; Vice Chairman, Tiffany &
                                  Co., 1999 to Present; Executive Vice President,
                                  Tiffany & Co., 1992 to 1999.

Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 55                          Officer, Crompton Corp., 2004 to Present;
                                  Senior Vice President and Chief Financial
                                  Officer, Westvaco Corp., 1999 to 2003; Vice
                                  President & Treasurer, Tenneco Inc., 1994 to
                                  1999; Managing Director of Corporate Finance
                                  Group, J.P. Morgan & Co., Inc.; held various
                                  other positions at J.P. Morgan & Co., Inc.
                                  from 1975-1994.

Kim Kelly........ Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                          Present; Executive Vice President and Chief
                                  Financial Officer, Insight Communication,
                                  1990 to 2003; Chief Operating Officer, Insight
                                  Communications, 1998 to 2003.

John R. Alchin... Director        Executive Vice President and Treasurer,
  Age 56                          Comcast Corporation, 1990 to Present.
                                  Managing Director of Toronto Dominion
                                  Bank prior to 1990.

                                                      Principal Occupations
      Director             Position                   During Past Five Years
      --------             --------                   ----------------------
Newton P.S. Merrill. Director             Retired; formally Senior Executive Vice
  Age 64                                  President, The Bank of New York, 1994 to
                                          2003; Executive Vice President and Group
                                          Executive, Bank of Boston, 1991-1994.

Kevin J. Bannon..... President and        Executive Vice President, The Bank of New
  Age 52             Principal Executive  York, 1993 to Present.
                     Officer

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 33                                  Inc., 1993 to Present.

Sheila McKinney..... Treasurer and        Vice President, Fund Administration Services
  Age 42             Principal Accounting Group, The Bank of New York, 2003 to
                     Officer              Present; Manager, PricewaterhouseCoopers
                                          LLP, 2002 to 2003; Vice President, Asset
                                          Management, Deutsche Bank, 1995 to 2002.

Traci Thelen........ Secretary            Counsel, Legal Services, BISYS Fund Services,
  Age 31                                  Inc., 2004 to Present; General Counsel, ALPs
                                          Mutual Fund Services, Inc., 1999 to 2004.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 36                                  of BISYS Fund Services, Inc., 1995 to Present;
                                          Supervisor of Mutual Fund Legal Department,
                                          Alliance Capital Management, 1989 to 1995.

Daniel J. Igo....... Assistant Secretary  Senior Paralegal, Legal Services, BISYS Fund
  Age 33                                  Services, Inc., 2004 to Present; Manager, State
                                          Street Research & Management Company,
                                          2003 to 2004; Senior Legal Manager,
                                          Columbia Management Group, Inc., 2002 to
                                          2003; Senior Manager, PFPC, Inc., 1998 to
                                          2002.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator And Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund or Enhanced Income Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016


                                                                 SAR-MONEY 6/04

                                   [LOGO] BNY


                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   HIGH YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. The uncertain resolution of the war in Iraq, as well as the risk of terrorism at home and abroad, did little to ease anyone's mind. At the same time, however, other economic data presented a somewhat more optimistic picture, pointing to continued, if moderate growth.

In the second quarter, employment data turned strongly upward, indicating that the recovery had at long last built enough momentum to create significant numbers of new jobs in the U.S. There were still areas of uncertainty, but the improvement in jobs figures went a long way toward restoring confidence in the economy and the prospects for further growth. For the six-month period, the S&P 500(R) Index of large-capitalization U.S. stocks returned 3.44%. Small capitalization stocks outperformed their large-cap brethren with the Russell 2000 Index of small-cap stocks posting a total return of 6.77%.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.--uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. Questions about China's staying power also roiled the markets. As the world's largest nation has engaged in rapid expansion as an economic force, it has served as an engine for growth in the Asia-Pacific region. During the first half of the year, however, the Chinese government took some steps to keep its economy from overheating, a move that caused concern for nations that count on China both as a source of inexpensive manufacturing and as a growing end market.

Over the six months, the U.S. dollar managed to gain back some of its strength relative to the major international currencies, including the Euro, British Pound, and Japanese Yen. Even though the depreciation the dollar experienced in 2003 worked to the benefit of U.S. investors, many were relieved to see some return to stability in the dollar's value. Nonetheless, this strength had a negative impact on the returns of U.S.-based investors in foreign stocks. For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 4.86%.

The most notable event in the fixed-income markets was the Federal Reserve's decision on the last day of June to raise the federal funds target rate by a quarter of a percentage point. This move was widely anticipated, with many even thinking the Federal Reserve might opt to move rates up by half a point. As it had indicated it would be, however, the Federal Reserve was measured in this step, waiting for convincing signs of increased economic activity on a number of fronts. It also waited until there were multiple reports of encouraging employment data. This helped to avoid the risk that a rate hike could choke off the recovery before losing its 'jobless' characterization. While further rate hikes are all but certain, there appears to be little fear that they will come at too fast a pace.

In the first half, mortgage-backed securities posted the strongest returns among major bond sectors. These bonds appealed to investors because of their attractive yields and modest risk characteristics. Agency securities also offered positive performance for the period, though to a lesser degree than mortgage-backed bonds. Treasury securities, which offer no credit risk and whose prices thus are heavily influenced by changes in interest rates, underperformed for the six months as market interest rates rose in anticipation of the Federal Reserve's action. Corporate bonds also underperformed. Even though these bonds benefited from the widespread improvement in corporate earnings, rising interest rates served to offset these gains.

Although much of the period was marked by doubts about the strength and duration of the current economic expansion, it now seems that with encouraging employment reports, the building blocks could be in place for sustained--and sustainable--growth. Interest rates have risen, but they remain at manageable levels. The Federal Reserve, while signaling that it is backing away from its completely accommodative stance, has restated its willingness to move at a measured, deliberate pace in raising rates. The greatest wave of home refinancing may be behind us, suggesting some moderation in consumer spending. Rising income will now be the primary driver of consumer spending. Corporate capital spending still has some room for improvement and has started to show meaningful signs of acceleration. Global uncertainty remains, but at this point it appears to be one of many factors investors and companies must contend with, rather than an overarching fear leading to paralysis.

Despite lackluster equity returns in the first half of the year, we see many reasons to believe that the remainder of 2004 could be quite positive for the economy and for U.S. corporations. Many companies have continued to report strong earnings, frequently beating expectations. The Presidential election does cast some uncertainty on the market and the economy, but new initiatives aimed at gaining voters have the potential to offset this uncertainty with new incentives for investment by individuals and companies alike.

Through this changing environment, the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds does not change. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  4

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments.............      17
  State Diversification...............      27
  Statement of Assets and Liabilities.      28
  Statement of Operations.............      28
  Statements of Changes in Net Assets.      29
  Financial Highlights................      30

BNY Hamilton Intermediate New York
 Tax-Exempt Fund
  Schedule of Investments.............      32
  Statement of Assets and Liabilities.      40
  Statement of Operations.............      40
  Statements of Changes in Net Assets.      41
  Financial Highlights................      42

BNY Hamilton Intermediate Government Fund
  Schedule of Investments.............      44
  Statement of Assets and Liabilities.      50
  Statement of Operations.............      50
  Statements of Changes in Net Assets.      51
  Financial Highlights................      52

BNY Hamilton Intermediate Investment Grade
 Fund
  Schedule of Investments.............      54
  Statement of Assets and Liabilities.      64
  Statement of Operations.............      64
  Statements of Changes in Net Assets.      65
  Financial Highlights................      66

BNY Hamilton High Yield Fund
  Schedule of Investments............. Page  68
  Statement of Assets and Liabilities.       80
  Statement of Operations.............       80
  Statement of Changes in Net Assets..       81
  Financial Highlights................       82

BNY Hamilton U.S. Bond Market Index Fund
  Schedule of Investments.............       84
  Statement of Assets and Liabilities.       96
  Statement of Operations.............       96
  Statements of Changes in Net Assets.       97
  Financial Highlights................       98

Notes to Financial Statements.........      100

Directors and Officers................      110

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for your Fund during the first half of the year?
A. In the first half of 2004, conflicting economic indicators buffeted the bond market. At some points, data indicated substantial strength in the domestic economy, while at other times they pointed to sluggish growth. As a result, the bond market endured a great deal of volatility, swinging widely from month to month. The municipal bond market experienced negative returns for three of the first six months of 2004--March, April, and May. This was the first such string of losses in five years. The Fund was not immune to this environment.

   On the technical side, new issuance totaled $188 billion, a near record level. The market was able to absorb this new supply without any major bottlenecks, though the municipal market's underperformance relative to the taxable bond market indicated that demand for these bonds from retail investors was inconsistent.

Q. Given this context, how did the Fund perform during the period?
A. For the six months ended June 30, 2004, the Fund posted a total return of -1.11% for Institutional Class Shares and -1.23% for Class A Shares. In comparison, the Lehman Brothers Five-Year and Seven-Year Municipal Bond Indexes returned -0.66% and -0.69%, respectively, for the same period.

Q. What strategies accounted for the Fund's performance?
A. To help manage the Fund's volatility during the challenging environment in the first half of 2004, we shortened the Fund's duration by about four months. During the first half of the year we also worked on emphasizing the Fund's barbell structure, which involves holding bonds in the 15- to 25-year range, along with cash or near-cash positions. To help enhance the Fund's diversification, we widened the Fund's representation along the credit-quality spectrum.

Q. Which of the Fund's holdings were the best performers?
A. Premium coupon bonds and those with short call structures (with 15- to 20-year maturities) were among the Fund's strongest performers for the first six months of the year.

Q. How did the Fund's composition change during the year?
A. We did not make any dramatic changes in the Fund's composition. As noted earlier, however, we did take a more aggressive approach to our barbell structure, heightening our emphasis on very short- and long-maturity securities.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. We expect the economy and equity markets should continue to show sustainable growth for the balance of the year. Against that backdrop, we anticipate that the bond market may move toward somewhat higher yield levels. Nonetheless, municipal bonds should continue to experience substantial demand, with tighter supply providing technical support to the market. With the improving domestic economy, municipal credit quality should firm.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE TAX-
EXEMPT FUND (INSTITUTIONAL SHARES)  0.26%   -2.15%  -1.11%   -0.48%     4.37%      5.08%      4.85%
------------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND
INDEX                               0.38%   -2.01%  -0.66%    0.39%     4.86%      5.36%      5.54%
------------------------------------------------------------------------------------------------------
LEHMAN BROS. 7 YEAR G.O. MUNI BOND
INDEX                               0.38%   -2.17%  -0.69%    0.78%     5.47%      5.87%      6.08%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for your Fund during the first half of 2004?
A. Volatility prevailed for the first six months of 2004, with market interest rates rising for all maturities across the yield curve. Growth in jobs and the economy, along with some evidence of inflation, helped to spur rates higher. The Federal Reserve's June meeting was a main focal point in recent months, as investors anticipated the first interest rate increase in four years. The only real question in investors' minds was whether the increase would be one-quarter or one-half of a percentage point. In the end, the Federal Reserve raised rates by a quarter of a point, staying in line with consensus views.

   Given the upward trend in interest rates, investor enthusiasm was lackluster for most of the period. Yields on five- and ten-year high quality municipal bonds closed the first half of the year at 3.15% and 4.04%, respectively. Those figures represent increases of 0.70 and 0.45 percentage points since the beginning of the year. On the whole, conditions stood in sharp contrast to the same period one year ago, when concerns about potential deflation and the Iraqi war helped to drive interest rates to their lowest levels in more than 40 years.

   For the first half of the year, municipal bond new issue volume was $187.8 billion, a near record high.

Q. Given this context, how did the Fund perform?
A. The Fund's total return was -1.01% for the Institutional Class Shares and -1.04% for the Class A Shares for the six months ended June 30, 2004. For the same period, the Lehman Brothers Five-Year and Seven-Year General Obligation Bond Indexes returned -0.66% and -0.69%, respectively.

Q. What strategies accounted for the Fund's performance?
A. We continued to favor bonds with defensive characteristics, such as full coupon/premium bonds and those priced to call option dates. These holdings benefited the Fund's yield as well as its overall performance in the rising-rate environment. The barbell strategy that we adopted in 2002 continued to play an important role in the portfolio's performance. At the short end of this strategy, we invested in bonds with one-to five-year maturities, and at the long end we held bonds in the ten- to 15-year range. For the first half of the year, bonds in these maturity ranges were the strongest performers.

Q. How did the portfolio's composition change during the period?
A. Over the six months, we did not make any substantial shifts in the portfolio's composition. The only notable changes were a slight shortening of the Fund's duration (interest rate sensitivity) to 4.3 years from 4.6 years, and a similar reduction in its average maturity, which fell to 5.2 years from 5.4. The Fund's credit quality remained high, with 74% of our holdings rated AAA or AA.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A: We believe we could see continued moderate growth in the economy, with no meaningful increase in inflation. Given this scenario, we anticipate that interest rates may likely move gradually higher. That would be in keeping with the Federal Reserve's stated intention to raise rates in a "measured" fashion. For the time being, though, we will maintain our cautious approach to the market.

                                                                           TRAILING   TRAILING   TRAILING
                                       CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004             MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE NEW YORK
TAX-EXEMPT FUND (INSTITUTIONAL SHARES)  0.26%   -1.87%  -1.01%   -0.02%     4.31%      4.96%      4.87%
----------------------------------------------------------------------------------------------------------
LEHMAN BROS. 5 YEAR G.O. MUNI BOND
INDEX                                   0.38%   -2.01%  -0.66%    0.39%     4.86%      5.36%      5.54%
----------------------------------------------------------------------------------------------------------
LEHMAN BROS. 7 YEAR G.O. MUNI BOND
INDEX                                   0.38%   -2.17%  -0.69%    0.78%     5.47%      5.87%      6.08%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994- July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Government Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. government bonds during the first half of 2004?
A. In the first quarter of the year, data mostly pointed toward a softer economy and lower interest rates. In the second quarter, however, the environment changed, as stronger economic reports--particularly on the employment front--emerged. This improvement surprised the bond market and helped to propel market interest rates higher for all maturities across the yield curve.

   On June 30, the last day of the period, the Federal Reserve responded to the turnaround by raising the federal funds target rate by one quarter of a percentage point to 1.25%. The market had anticipated this move during the second quarter, and even prepared for further hikes in the future. Yields on short-maturity Treasurys climbed by more than a full percentage point, while those on longer bonds rose by a smaller amount. The Treasury yield curve thus flattened, reflecting the narrowing of the difference in yields between two- and 30-year bonds.

   Fixed-rate mortgage securities were among the strongest-performing bonds for the period, providing significantly better returns than comparable-maturity Treasurys.

Q. Given this context, how did the Fund perform?
A. For the six months ended June 30, 2004, the Fund returned 0.00% for Institutional Class Shares and -0.13% for Class A Shares. For the same period, the Lehman Brothers Intermediate Government Bond Index returned -0.15%.

Q. What strategies accounted for the Fund's performance?
A. The Fund's relatively short duration--that is, its modest sensitivity to rising interest rates--contributed positively to results over the period as interest rates increased. The Fund's allocations to various bond sectors also contributed positively to performance. Agency mortgage-backed bonds, which performed well, made up a significant percentage of the Fund. Higher-coupon mortgage bonds were standout performers over the period, as their prepayment risk appeared to ease in the face of rising rates. The Fund benefited from this development, as we had increased our weighting in this area of the market.

   The Fund had a neutral weighting in government agency debt securities; their impact on performance was only modestly negative, as the sector just slightly underperformed Treasurys.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. We anticipated that Treasury yields would be pushed higher in 2004, but most of the upward pressure we expected appears to have been concentrated in the second quarter. As a result, we believe there could be far less upward interest rate volatility in the second half of the year.

   Although continued improvement in economic data could have a negative impact on the bond market, which tends to do better in weaker periods, we believe the benign inflationary environment should help to reduce the risk of any sustained interest rate increases. It appears that the bond market has already priced in a total of three or four quarter-point rate increases from the Federal Reserve.

   Given the outlook for a strengthening economy and modest inflation, we plan to continue to emphasize mortgage and agency securities over Treasurys in the portfolio. Also, we intend to move from our shorter duration posture to a more neutral position. We believe both of these moves should help the Fund to capture higher yields without taking on undue risk.

                                                                         TRAILING   TRAILING   TRAILING
                                     CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004           MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE GOVERNMENT
FUND (INSTITUTIONAL SHARES)           0.47%   -2.20%   0.00%   -0.77%     5.38%      6.03%      6.23%
--------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT
INDEX                                 0.25%   -2.31%  -0.15%   -0.48%     5.49%      6.25%      6.56%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994- July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Investment Grade Fund


 Investment Consideration--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for investment-grade bonds in the first half of 2004?
A. The investment environment during the first six months of the year was dominated by the prospect of the Federal Reserve moving to a tightening mode and raising short-term interest rates. These expectations were met at the June 30 meeting, when the federal funds target rate was raised by a quarter of a point to 1.25%. This marked the first Federal Reserve rate hike in more than four years, and appeared to herald the end of the historic period of cheap money.

   The 10-year U.S. Treasury yield ended the quarter at 4.58%, 0.34 points higher than where it began the year but well off the high of 4.87% it reached on June 14. Over the six months, the yield curve flattened significantly, meaning that the difference between short- and long-term interest rates narrowed. The gap between the yields on two-year and 30-year Treasuries started the year at 3.25 percentage points, but by the end of June that figure had fallen to 2.61 percentage points.

   Among corporate bonds, there was little discernible difference between the rates of return for AA and BBB rated bonds.

Q. Given this context, how did the Fund perform?
A. The Fund provided a total return of 0.01% for Institutional Class Shares and -0.11% for Investor Class Shares for the six months ended June 30, 2004. In comparison, the Lehman Brothers Intermediate Government/Credit Index returned -0.10% for the same period.

Q. What factors accounted for the Fund's performance?
A. The Fund's duration, or sensitivity to rising interest rates, was kept slightly shorter than that of its benchmark index. While this positioning was not favorable for every month in the first half of the year, for the period overall it had a positive impact on our relative performance.

   Our significant overweighting in mortgage-backed bonds, particularly conventional 30-year fixed-rate securities, early in the period also contributed positively to our performance, as these bonds strongly outperformed over the six months. Our individual bond selections, based on strict criteria, also played a positive role in our overall returns.

Q. Which of the Fund's holdings were the best performers?
A. As noted previously, we overweighted mortgage-backed securities in the portfolio, and these proved to be the best-performing bond sector on an absolute and relative basis during the first two months of the period. As interest rate volatility increased, we moved our exposure to these bonds down to a neutral level.

Q. How did the portfolio's composition change over the period?
A. Over the period, we reduced the Fund's duration in anticipation of rising interest rates. We also increased our exposure to U.S. Treasury securities, raising our position to 14.9% from 10.7% of assets. At the same time, we made strategic reductions in our holdings in corporate, mortgage-backed, and agency-backed securities.

   Although we reduced the Fund's holdings among weaker-performing corporate bonds, we did add to our exposure to BBB rated securities. These bonds appear likely to benefit from the overall credit environment.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. We anticipate that interest rates could continue to rise moderately in the second half of 2004, and that the yield curve should see further flattening. The Federal Reserve appears set to continue to raise the federal funds rate at a measured pace, though it has left open the possibility of larger increases if economic conditions warrant. In this environment, we anticipate needing to make tactical adjustments to the Fund's duration from time to time.

   Given the attractive potential yields mortgage-backed securities offer relative to other high-rated bonds, we anticipate maintaining the Fund's full exposure to this sector of the market. Should bond prices in the mortgage-backed sector become more attractive, we may consider adding to our weighting.

   Corporate bonds are likely to remain overweighted in the portfolio, as we believe the benign environment for corporate credit should continue.

                                                                          TRAILING   TRAILING   TRAILING
                                      CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004            MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERMEDIATE INVESTMENT
GRADE FUND (INSTITUTIONAL SHARES)      0.43%   -2.32%   0.01%   -0.20%     5.30%      5.65%      6.30%
---------------------------------------------------------------------------------------------------------
LEHMAN BROS. INTERMEDIATE GOVERNMENT/
CORPORATE INDEX                        0.30%   -2.52%  -0.10%   -0.06%     6.21%      6.75%      6.89%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for the Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton High Yield Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rate securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q. What factors influenced the investment environment for high-yield bonds during the first half of the year?
A. The broad fixed-income market endured a swift and dramatic decline in April and, to a lesser extent, in May. Although the high-yield market suffered in sympathy with this downturn, high-yield bonds outperformed investment grade debt over the six months ended June 30, 2004.

   The rally in distressed high-yield securities slowed in 2004. Nonetheless, within the high-yield universe, lower-rated bonds continued to outperform higher-rated (BB and B) securities.

Q. Given this context, how did the Fund perform?
A. For the six months ended on June 30, 2004, The Fund returned 0.63% for Institutional Class Shares and 0.51% for Class A Shares. For the same period, the Merrill Lynch BB-B Non-Distressed Index returned 1.18%.

Q. What factors accounted for the Fund's performance?
A. Because our investment strategy focuses on the healthier, higher-rated portion of the high-yield bond market, we do not invest in CCC or distressed bonds. In our view, this is an appropriate long-term strategy, but over the recent period it led the Fund to underperform as the lower-quality parts of the high-yield market posted stronger returns than their higher-rated counterparts.

   Among the individual bonds that contributed to the Fund's underperformance were Cincinnati Bell, Peabody Energy, and AMKOR Technology.

Q. Which of the Fund's holdings were the best performers?
A. The Fund's strongest holdings came from a variety of sectors, including Technology, Cable TV, Entertainment, and Energy. Ironically, some of these sectors--specifically Technology and Energy--were also represented among the Fund's underperformers. Some of the strongest contributors to the Fund's performance were Nortel Networks, Rogers Cable, Regal Cinema, and Citgo Petroleum.

Q. How did the portfolio's composition change over the period?
A. Over the six months, we added to our overweighting in bonds from the Energy, Broadcasting/Media, and Cable TV sectors, which we believe offer positive prospects. We avoided sectors that appeared more troubled, including Airlines, Auto Suppliers, and Supermarkets.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. We continue to be optimistic on the outlook for the high-yield bond market, with fundamental conditions in the marketplace remaining positive. It is our view that the recent downturn in this market is not related to credit concerns about companies issuing high-yield debt. In fact, default rates have continued to fall, reflecting stronger earnings growth and healthier corporate balance sheets. Further, a number of our individual bond selections have seen upgrades from the major bond rating services.

   In the months ahead, we believe that the additional yield available in the high-yield arena should attract investors and aid performance, both on an absolute level and relative to higher-quality bonds. It seems likely that the Federal Reserve will follow up its June rate hike with more increases in the second half of the year, though we do not anticipate that this activity will have a negative impact on the high-yield sector of the bond market over the balance of 2004.

                                                                            TRAILING   TRAILING    SINCE
                                        CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004              MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON HIGH YIELD FUND
(INSTITUTIONAL SHARES)                   1.06%   -1.49%   0.63%    5.87%      N/A        N/A       6.10%
-----------------------------------------------------------------------------------------------------------
MERRILL LYNCH BB-B NON DISTRESSED INDEX  1.24%   -1.22%   1.18%    8.35%     8.77%      6.50%      8.35%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.89% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Inception date for this Fund is 5/1/03.

The Merrill Lynch BB-B Non Distressed Index is a sub-index of the Merrill Lynch High Yield Master Index composed of BB and B compositely rated bonds with an Option Adjusted Spread (OAS) of less than 1,000 basis points (relative to duration matched Treasuries). The index does not have any fees or expenses. One cannot invest directly in an index.

BNY Hamilton U.S. Bond Market Index Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for U.S. bonds during the first half of 2004?
A. After reports of mostly softer economic figures and lower interest rates in the year's first months, the second quarter of 2004 brought an abrupt shift to stronger economic data, particularly on the employment front. This improvement surprised the bond market, and propelled interest rates higher for all maturities across the yield curve.

   During the second quarter, the market anticipated that the Federal Reserve might respond to these developments by starting to raise interest rates. This caused yields on short-maturity Treasurys to climb by more than a full percentage point. Less damage was done longer-maturity Treasurys, with the result that the difference in yield between two-year and 30-year securities narrowed--in other words, the yield curve flattened. On the last day of the period, the Federal Reserve did in fact raise the federal funds target rate, bringing it to 1.25%.

   After a sustained, eight-month rally, in the second quarter the corporate bond market finally succumbed to the weight of heavy new supply as well as some profit-taking. This caused corporate yields to rise slightly across the credit-quality spectrum. Corporate bonds overall underperformed Treasurys for the period. Asset-backed securities, such as those backed by credit-card receivables and commercial mortgages, managed to post small excess returns relative to Treasurys. For the period, fixed-rate mortgage-backed bonds were the strongest bond sector, offering significantly better returns than comparable-maturity Treasurys.

Q. Given this context, how did the Fund perform?
A. The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 0.11% for Institutional Class Shares and 0.01% for Investor Class Shares for the six months ended June 30, 2004. For the same period, the Lehman Brothers Aggregate Bond Index returned 0.15%.

Q. How did the portfolio's composition change over the year?
A. The Fund's composition will vary according to any changes that may take place in the Lehman Brothers Aggregate Bond Index it seeks to track. During the period, there were no major shifts in Index's composition.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of 2004?
A. As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or response to economic and market conditions. The Fund will continue to attempt to match the performance of the Lehman Aggregate Bond Index by holding fixed income securities in proportions required to reproduce as closely as possible the sector, yield curve, and credit quality characteristics of that index.

                                                                        TRAILING   TRAILING    SINCE
                                    CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004          MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON U.S. BOND MARKET INDEX
FUND (INSTITUTIONAL SHARES)          0.61%   -2.49%   0.11%    0.00%     6.09%       N/A       7.43%
-------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX    0.57%   -2.44%   0.15%    0.33%     6.36%      6.95%      7.76%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual returns would have been lower. Inception date for this Fund is April 28, 2000.

Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   rate     date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds--96.7%
           Education--17.0%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............. Aaa/AAA   4.750%  6/01/16  $2,053,040
 3,065,000 Connecticut State Health and Educational
           Facility (Connecticut State University)......  A1/AA    4.000   11/01/04  3,091,972
 1,700,000 Delaware County Authority Revenue
           (Villanova University), Floating Rate
           Notes++...................................... Aa2/AA-   2.000   8/01/17   1,686,910
 2,500,000 District of Columbia (Georgetown
           University), Series A, MBIA Insured+......... Aaa/AAA   6.000   4/01/18   2,766,900
 2,000,000 District of Columbia Revenue (George
           Washington University), MBIA Insured+........ Aaa/AAA   5.500   9/15/07   2,164,120
 1,000,000 Illinois Educational Facility Authority
           Revenue (University of Chicago),
           Series A..................................... Aa1/AA    5.000   7/01/08   1,074,520
 1,500,000 Indiana University Student Fee, Series M..... Aa2/AA    5.750   8/01/10   1,661,130
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+................................ Aaa/AAA   5.000   8/01/11   1,537,846
 1,000,000 Lancaster Pennsylvania Higher Education
           Authority College Revenue (Franklin &
           Marshall College)............................  A1/A+    4.000   4/15/12   1,011,650
 2,375,000 Metropolitan Govt. Nashville and Davidson
           County Tennessee H & E Facility (Vanderbilt
           University).................................. Aa2/AA    5.000   10/01/19  2,441,334
 1,000,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Carleton College)......... Aa2/NR    5.300   11/01/13  1,073,640
 1,000,000 New Jersey State Educational Facility
           Authority Revenue (Princeton Theological
           Seminary), Series G.......................... Aaa/AAA   4.250   7/01/18     976,270
 1,000,000 New Jersey State Educational Facility
           Authority Revenue (Rowan University),
           Series C, FGIC Insured+...................... Aaa/AAA   5.250   7/01/13   1,086,140

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   rate     date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,140,000 New York State Dormitory Authority
           Revenue (Barnard College), AMBAC
           Insured+.................................. Aaa/AAA   5.250%  7/01/16  $ 1,209,871
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A... Aaa/AAA   5.250   7/01/21    2,103,980
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University).............. Aa1/AA+   5.400   7/01/14    1,074,150
 1,000,000 Private Colleges & Universities Authority
           (Emory University Project), Series A...... Aa2/AA    5.500   11/01/06   1,072,490
 1,000,000 Rhode Island Health & Educational Building
           Corp. Authority Revenue, (Brown
           University), Series A..................... Aa1/AA+   4.800   9/01/24      978,440
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+.................. Aaa/AAA   5.500   10/01/14   1,096,840
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)...................... Aa1/AA+   5.000   9/15/08    1,077,320
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)...................... Aa1/AA+   5.250   9/15/09    1,093,160
 2,185,000 Texas A & M University Revenue............ Aa1/AA+   5.000   5/15/08    2,313,718
 1,500,000 Texas A & M University Revenue............ Aa1/AA+   5.350   5/15/15    1,596,330
 2,260,000 Texas A & M University Revenue,
           Series A.................................. Aa1/AA+   5.375   5/15/15    2,425,409
 2,000,000 Texas Technical University Revenue,
           Series 9.................................. Aaa/AAA   5.000   2/15/12    2,156,820
 2,405,000 University of Maryland Systems Auxiliary
           Facilities & Tuition Revenue, Series A.... Aa3/AA    5.000   4/01/17    2,517,626
 1,665,000 University of Virginia, Series B.......... Aaa/AAA   5.000   6/01/18    1,741,740
                                                                                 -----------
                                                                                  45,083,366
                                                                                 -----------
           General Obligations--30.9%
 1,000,000 Aldine Texas Independent School District.. Aaa/AAA   5.375   2/15/09    1,063,130
 3,000,000 Austin Texas.............................. Aa2/AA+   5.000   9/01/17    3,109,710

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                    Moody's
Principal                                             /S&P   Interest Maturity
 Amount                                             Ratings*   rate     date     Value
----------                                          -------- -------- -------- ----------
           Municipal Bonds (Continued)
$2,500,000 Austin Texas Independent School District Aaa/AAA   5.000%  8/01/15  $2,655,200
 5,000,000 California State Economic Recovery,
           Series A................................ Aa3/AA-   5.000   7/01/15   5,315,550
 3,000,000 Chicago Illinois, FSA Insured+.......... Aaa/AAA   5.500   1/01/12   3,334,350
 2,500,000 Delaware State, Series A................ Aaa/AAA   5.125   4/01/05   2,568,300
 1,000,000 Delaware State, Series A................ Aaa/AAA   5.000   7/01/06   1,056,590
 2,000,000 Durham County North Carolina, Series B.. Aaa/AAA   5.000   4/01/15   2,119,760
 1,460,000 Florida State Board of Educational Cap
           Outlay, Series A........................ Aa2/AA+   5.250   6/01/16   1,534,956
 1,000,000 Georgia State, Series C................. Aaa/AAA   5.750   7/01/13   1,119,720
 5,000,000 Georgia State, Series D................. Aaa/AAA   2.000   12/01/23  3,099,100
 1,300,000 Harris County Texas..................... Aa1/AA    5.000   8/15/14   1,371,812
   390,000 Houston Texas Public Improvement,
           Series A................................ Aa3/AA-   5.250   3/01/13     419,964
 2,000,000 Illinois State, 1st Series.............. Aa3/AA    5.000   8/01/07   2,135,460
 1,140,000 King County Washington, Public
           Transportation, Series A................ Aa1/AA+   5.000   12/01/14  1,194,697
 1,575,000 Klein Texas Independent School District. Aaa/AAA   5.000   8/01/19   1,614,942
 1,500,000 Lake County Illinois First District Land
           Acquisition & Development............... Aaa/AAA   5.500   12/15/10  1,668,015
 2,185,000 Maryland State & Local Facilities Loan-
           2nd Series.............................. Aaa/AAA   5.250   6/15/05   2,262,196
 2,000,000 Maryland State & Local Facilities Loan-
           3rd Series.............................. Aaa/AAA   5.000   10/15/07  2,106,460
 1,400,000 Maryland State & Local Facilities Loan-
           3rd Series.............................. Aaa/AAA   5.000   10/15/09  1,492,148
 1,450,000 Massachusetts State, Series B........... Aa2/AA-   4.000   8/01/06   1,499,489
 5,500,000 Massachusetts State, Series D, AMBAC
           Insured+................................ Aaa/AAA   5.500   10/01/19  6,108,300
 1,500,000 Middlesex County, New Jersey............ Aa1/AAA   5.000   10/01/06  1,592,790
 2,000,000 Milwaukee, Wisconsin Metropolitan Sewer
           District, Series A...................... Aa1/AA+   6.250   10/01/04  2,024,460

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   rate     date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 Mississippi State.......................... Aa3/AA    5.250%  12/01/10 $ 1,101,680
 1,250,000 Missouri State 3rd Street Building,
           Series A................................... Aaa/AAA   5.000   10/01/05   1,300,725
 1,290,000 Montana State, Long Range Building
           Program, Series D.......................... Aa3/AA-   5.000   8/01/08    1,395,200
 1,215,000 Nevada State Municipal Bond Bank
           Project #52, Series A...................... Aa2/AAA   6.375   5/15/06    1,306,404
 2,760,000 Nevada State Municipal Bond Bank
           Project #66 & 67, Series A................. Aa2/AA    5.250   5/15/10    2,962,474
 1,000,000 New York State, Series F...................  A2/AA    5.000   9/15/06    1,057,820
 2,000,000 Ohio State Revenue......................... Aa3/AA    4.500   6/15/06    2,088,260
 1,000,000 Omaha Nebraska, Series A................... Aaa/AAA   6.500   12/01/16   1,224,040
 3,000,000 Plano Texas Independent School District.... Aaa/AAA   5.000   2/15/18    3,087,960
 2,155,000 Raleigh North Carolina Public
           Improvement, Series A...................... Aaa/AAA   3.250   4/01/16    1,893,771
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C................... Aa1/AA    5.000   8/01/09    2,936,499
 2,635,000 Texas State Water Development.............. Aa1/AA    5.500   8/01/16    2,806,723
 1,650,000 Union County New Jersey General
           Improvement................................ Aa1/AA+   5.000   2/01/15    1,730,157
 2,095,000 Washington State Motor Vehicle Fuel Tax,
           Series B, FGIC Insured+.................... Aaa/AAA   5.000   7/01/06    2,207,627
 1,000,000 Washington State, Series A................. Aa1/AA    6.700   2/01/05    1,030,070
 1,490,000 Washington State, Series R-98A............. Aa1/AA    5.000   7/01/12    1,578,476
                                                                                  -----------
                                                                                   82,174,985
                                                                                  -----------
           Healthcare--1.6%
 1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital).......................  A2/A+    5.250   7/01/12    1,103,076
 1,000,000 New York State Dormitory Authority
           Revenue (Lenox Hill Hospital Obligation
           Group).....................................  A3/NR    5.750   7/01/12    1,105,160

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   rate     date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 Tampa Florida Revenue Health System-
           Catholic Health East, MBIA Insured+....... Aaa/AAA   5.500%  11/15/06 $ 2,141,340
                                                                                 -----------
                                                                                   4,349,576
                                                                                 -----------
           Housing--6.3%
 1,740,000 California Statewide Community
           Development Authority Revenue............. Aaa/AAA   5.250   7/01/15    1,885,290
 1,210,000 Colorado Housing & Finance Authority
           Single Family Mortgage Class I-A-4........ Aaa/AAA   4.900   11/01/11   1,251,963
   840,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C........ Aa1/AA+   5.300   11/15/23     858,455
 2,920,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+.................................. NR/AAA    5.050   9/01/24    2,908,817
 1,370,000 Nebraska Housing Finance Authority Single
           Family, Series D,
           GNMA/FNMA/FHLMC........................... NR/AAA    5.250   9/01/22    1,379,357
 1,500,000 New York State Mortgage Agency,
           Series 101................................ Aa1/NR    5.000   10/01/18   1,524,510
 1,520,000 New York State Mortgage Agency,
           Series 111................................ Aa1/NR    2.250   10/01/07   1,484,660
 1,140,000 New York State Mortgage Agency,
           Series 111................................ Aa1/NR    2.600   4/01/08    1,111,739
 1,000,000 Pennsylvania Housing Finance Agency Single
           Family Mortgage, Series 73B............... Aa2/AA+   5.000   4/01/16    1,021,890
 1,980,000 Texas State Department of Housing and
           Community Affairs, Series A,
           GNMA/FNMA/MBIA Insured+................... Aaa/AAA   5.450   9/01/23    2,016,590
 1,140,000 Vermont Housing Finance Agency, Series
           16A, FSA Insured+......................... Aaa/AAA   4.850   5/01/11    1,185,019
                                                                                 -----------
                                                                                  16,628,290
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   rate     date     Value
----------                                           -------- -------- -------- ----------
           Municipal Bonds (Continued)
           Other--2.5%
$1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester
           County, AMBAC Insured+................... Aa1/AA+   5.250%  8/01/13  $1,074,140
 5,200,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.)..... Aaa/AAA   5.000   5/01/08   5,596,084
                                                                                ----------
                                                                                 6,670,224
                                                                                ----------
           Pre-Refunded Securities--7.2%
 1,610,000 Houston Texas Public Improvement,
           Series A................................. Aa3/AA-   5.250   3/01/13   1,753,998
 2,000,000 Houston Texas Water & Sewer System
           Revenue, Junior Lien, Series B, FSA
           Insured+................................. Aaa/AAA   5.375   12/01/11  2,190,500
 2,000,000 Jacksonville Florida Health Facilities
           Authority Hospital Revenue (Charity
           Obligation Group), Series C, ETM......... Aa2/NR    4.875   8/15/07   2,130,460
 1,660,000 Johnson County Kansas University School
           District No. 233, Series A, FGIC Insured+ Aaa/NR    5.375   9/01/14   1,816,505
 1,005,000 Kansas State Department of Transportation
           Highway Revenue, Series A, ETM........... Aa2/AA+   5.375   3/01/07   1,078,697
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM............................. Aaa/AAA   5.000   1/01/15   1,214,461
   155,000 Monroe County New York, AMBAC
           Insured+................................. Aaa/AAA   6.000   6/01/11     160,848
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue, ETM....... A1/AAA    5.150   1/01/07   2,125,800
    50,000 New Jersey State Turnpike Authority
           Revenue, ETM............................. Aaa/AAA   5.875   1/01/08      52,902
 2,685,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM..... Aaa/BBB   5.000   1/01/17   2,839,897

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   rate     date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$3,390,000 North Carolina Municipal Power Agency
           No. 1.................................... Baa1/AAA  5.500%  1/01/13  $ 3,784,766
                                                                                -----------
                                                                                 19,148,834
                                                                                -----------
           Special Tax--7.2%
 1,100,000 Chicago Illinois Sales Tax Revenue, FGIC
           Insured+................................. Aaa/AAA   5.000   1/01/08    1,174,140
 1,000,000 Connecticut State Special Tax Obligation
           Revenue, Series B, FSA Insured+.......... Aaa/AAA   5.000   10/01/05   1,040,070
 1,100,000 Indiana Bond Bank Revenue, Series A......  NR/AAA   5.750   2/01/06    1,161,864
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A............... Aaa/AAA   5.500   2/01/08    2,173,220
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E........................... Aa1/AA+   6.000   7/01/05    2,087,800
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series A...... Aa2/AA+   5.250   11/15/12   1,077,180
 3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B...... Aa2/AA+   5.100   11/15/07   3,219,450
 1,805,000 New York State Local Government
           Assistance Corp., Series A...............  A1/AA    6.000   4/01/06    1,921,260
 2,000,000 New York State Local Government
           Assistance Corp., Series A, AMBAC
           Insured+................................. Aaa/AAA   5.000   4/01/09    2,130,940
   100,000 New York State Local Government
           Assistance Corp., Series A, Floating Rate
           Notes++..................................  Aa2/AA   1.020   4/01/22      100,000
 2,595,000 New York State Local Government
           Assistance Corp., Series C...............  A1/AA    6.000   4/01/12    2,967,590
                                                                                -----------
                                                                                 19,053,514
                                                                                -----------
           State Appropriation--4.8%
 2,000,000 Metropolitan Transportation Authority,
           Series A................................. Aaa/AAA   5.250   4/01/13    2,170,440

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   rate     date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities...................................  A3/AA-   6.000%  5/15/07  $ 3,265,560
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program................. Baa1/AA-  5.000   7/01/08    2,611,602
 3,000,000 New York State Dormitory Authority
           Revenue, Series B, Floating Rate Note++......  A3/AA-   5.250   11/15/23   3,214,410
 1,400,000 New York State Thruway Authority Service
           Contract Revenue............................. Aaa/AAA   5.500   4/01/11    1,544,816
                                                                                    -----------
                                                                                     12,806,828
                                                                                    -----------
           Transportation--6.0%
 4,000,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................ Aaa/AAA   6.375   1/01/12    4,167,239
 1,745,000 Kansas State Department of Transportation
           Highway Revenue, Series A.................... Aa2/AA+   5.375   3/01/07    1,872,019
 3,000,000 New Jersey State Turnpike Authority
           Revenue, Series A............................ Aaa/AAA   5.000   1/01/19    3,107,790
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+............. Aaa/AAA   6.500   1/01/08    1,345,452
 1,000,000 New York State Bridge Authority
           Revenue...................................... Aa2/AA-   5.000   1/01/07    1,058,290
 2,105,000 Port of Seattle Washington Revenue,
           Series A, FGIC Insured+...................... Aaa/AAA   6.000   10/01/07   2,313,627
 2,000,000 Texas State Turnpike Authority...............  Aa3/AA   5.000   6/01/08    2,144,300
                                                                                    -----------
                                                                                     16,008,717
                                                                                    -----------
           Utilities--13.2%
 2,650,000 Arizona Water Infrastructure Finance
           Authority Revenue (Water Quality),
           Series A..................................... Aaa/AAA   4.000   10/01/23   2,276,032
 2,500,000 Austin Texas Utility System Revenue,
           Series A, MBIA Insured+...................... Aaa/AAA   5.000   5/15/07    2,634,050

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   rate     date      Value
----------                                           -------- -------- -------- ------------
           Municipal Bonds (Continued)
$3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+................... Aaa/AAA   6.250%  10/01/07 $  3,492,720
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+................................. Aaa/AAA   5.500   7/01/13     1,101,500
 1,000,000 Grant County Washington Public Utility
           District No. 002......................... Aa3/A+    5.600   1/01/05     1,020,820
 1,000,000 Houston Texas Water Conveyance System
           Contract, Series B, AMBAC Insured+....... Aaa/AAA   7.000   12/15/04    1,024,910
 1,250,000 Jacksonville Florida Electrical Authority
           Revenue, Series 11....................... Aa2/AA-   5.375   10/01/11    1,273,813
 2,500,000 Long Island Power Authority, New York
           Electric System Revenue, MBIA Insured+... Aaa/AAA   5.000   4/01/08     2,673,350
 1,280,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+.... Aaa/AAA   0.000   6/01/15       788,198
 1,500,000 Long Island Power Authority, New York
           Electric System Revenue, Series B........ Baa1/A-   3.000   12/01/04    1,509,210
 5,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B........ Baa1/A-   5.250   12/01/12    5,364,150
 3,100,000 Nebraska Public Power District Revenue,
           Series A................................. Aaa/AAA   5.250   1/01/14     3,322,766
 3,000,000 New York State Power Authority,
           Series A................................. Aa2/AA-   5.000   11/15/19    3,093,000
 1,000,000 Omaha Public Power District, Series A....  NR/AA    7.625   2/01/12     1,165,220
 3,000,000 Platte River Power Authority, Colorado
           Power Revenue, Series FF................. Aa3/AA-   4.000   6/01/05     3,064,770
 1,320,000 Rhode Island Clean Water Protection
           Finance Agency, Series A................. Aaa/AAA   5.000   10/01/11    1,416,083
                                                                                ------------
                                                                                  35,220,592
                                                                                ------------
           Total Municipal Bonds
           (Cost $251,957,686)......................                             257,144,926
                                                                                ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                              Moody's
Number of                                       /S&P   Interest   Maturity
 Shares                                       Ratings*   rate       date      Value
---------                                     -------- --------   -------- ------------
          Tax-Exempt Money Market Fund--2.1%
5,461,786 BNY Hamilton New York Tax-Exempt
          Money Fund (Hamilton Shares)
          (Cost $5,461,786)..................  NR/NR    0.800%(a)          $  5,461,786
                                                                           ------------
          Total Investments
          (Cost $257,419,472)(b)--98.8%......                               262,606,712
          Other assets less liabilities--1.2%                                 3,163,079
                                                                           ------------
          Net Assets--100.0%.................                              $265,769,791
                                                                           ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++    Represents interest rate in effect at June 30, 2004 for Floating Rate
      Notes.
(a)   Represents annualized 7 day yield at June 30, 2004.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $5,187,240 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $6,442,656 and aggregate gross unrealized depreciation of $1,255,416.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         State Diversification

         June 30, 2004 (Unaudited)

                                                                   % of
                                                                  Total
                                                      Value     Net Assets
                                                   ------------ ----------
     Arizona...................................... $  2,276,032     0.8%
     California...................................    7,200,840     2.7
     Colorado.....................................    6,369,773     2.4
     Connecticut..................................    4,132,042     1.5
     Delaware.....................................    3,624,890     1.4
     District of Columbia.........................    4,931,020     1.9
     Florida......................................   10,573,289     4.0
     Georgia......................................    5,291,310     2.0
     Illinois.....................................   13,553,724     5.1
     Indiana......................................    6,534,060     2.5
     Kansas.......................................    4,767,221     1.8
     Maine........................................      858,455     0.3
     Maryland.....................................    8,378,430     3.1
     Massachusetts................................    7,607,789     2.9
     Minnesota....................................    1,073,640     0.4
     Mississippi..................................    1,101,680     0.4
     Missouri.....................................    4,209,542     1.6
     Montana......................................    1,395,200     0.5
     Nebraska.....................................    7,091,383     2.7
     Nevada.......................................    4,268,878     1.6
     New Jersey...................................   13,120,377     4.9
     New York.....................................   52,704,124    19.8
     North Carolina...............................   10,638,194     4.0
     Ohio.........................................    2,088,260     0.8
     Oklahoma.....................................    5,596,084     2.1
     Pennsylvania.................................    5,890,930     2.2
     Rhode Island.................................    2,394,523     0.9
     Tennessee....................................    2,441,334     0.9
     Texas........................................   41,633,866    15.7
     Vermont......................................    1,185,019     0.4
     Virginia.....................................    1,741,740     0.7
     Washington...................................   10,446,817     3.9
     Wisconsin....................................    2,024,460     0.8
     Tax-exempt money market fund (various states)    5,461,786     2.1
                                                   ------------   -----
     Total value of investments...................  262,606,712    98.8
     Other assets less liabilities................    3,163,079     1.2
                                                   ------------   -----
     Net Assets................................... $265,769,791   100.0%
                                                   ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

            Assets:
              Investments at market value,
               (Cost $257,419,472)..................... $262,606,712
              Receivables:
               Interest................................    3,595,921
               Capital stock sold......................       15,000
              Other assets.............................       25,562
                                                        ------------
               Total Assets............................  266,243,195
                                                        ------------
            Liabilities:
              Payables:
               Dividends...............................      228,232
               Services provided by The Bank of New
                York and Administrator.................      171,010
               Capital stock repurchased...............       16,249
               Investments purchased...................        4,660
              Accrued expenses and other liabilities...       53,253
                                                        ------------
               Total Liabilities.......................      473,404
                                                        ------------
            Net Assets:................................ $265,769,791
                                                        ------------
            Sources of Net Assets:
              Capital stock @ par...................... $     26,548
              Paid in capital..........................  258,481,433
              Undistributed net investment income......       69,402
              Accumulated net realized gain on
               investments.............................    2,005,168
              Net unrealized appreciation on
               investments.............................    5,187,240
                                                        ------------
            Net Assets................................. $265,769,791
                                                        ------------
            Class A Shares:
              Net assets............................... $  2,552,562
                                                        ------------
              Shares outstanding.......................      254,431
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      10.03
              Sales charge--4.25% of public offering
               price...................................         0.45
                                                        ------------
              Maximum offering price................... $      10.48
                                                        ------------
            Institutional Shares:
              Net assets............................... $263,217,229
                                                        ------------
              Shares outstanding.......................   26,293,765
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      10.01
                                                        ------------
            Class A Shares authorized @ $.001 par
             value.....................................  200,000,000
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000


                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

        Investment Income:
          Interest........................................ $ 5,360,028
                                                           -----------
        Expenses:
          Advisory........................................     686,282
          Administration..................................     274,513
          Accounting services.............................      29,839
          Transfer agent..................................      28,197
          Custodian.......................................      23,592
          Legal...........................................      11,648
          Audit...........................................       8,993
          Directors.......................................       8,751
          Reports to shareholders.........................       7,296
          Registration and filings........................       6,482
          12b-1 fee--Class A Shares.......................       3,409
          Insurance.......................................       2,889
          Cash management.................................       2,501
          Other...........................................      19,322
                                                           -----------
           Total Expenses.................................   1,113,714
          Fee waived by The Bank of New York
           (Note 3).......................................     (22,997)
          Earnings credit adjustment (Note 3).............        (126)
                                                           -----------
           Net Expenses...................................   1,090,591
                                                           -----------
           Net Investment Income..........................   4,269,437
                                                           -----------
        Realized and Unrealized Gain (loss)
         on Investments:
          Net realized gain on investments................   1,184,613
          Increase (decrease) in unrealized appreciation/
           depreciation on investments....................  (8,480,774)
                                                           -----------
          Net realized and unrealized loss on
           investments....................................  (7,296,161)
                                                           -----------
          Net decrease in net assets resulting from
           operations..................................... $(3,026,724)
                                                           -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                                  Six Months
                                                                                                     Ended      Year Ended
                                                                                                 June 30, 2004 December 31,
                                                                                                  (Unaudited)      2003
                                                                                                 ------------- ------------
Operations:
  Net investment income......................................................................... $  4,269,437  $  9,317,485
  Net realized gain on investments..............................................................    1,184,613     5,220,872
  Increase (decrease) in unrealized appreciation/depreciation on investments....................   (8,480,774)   (4,277,056)
                                                                                                 ------------  ------------
   Net increase (decrease) in net assets resulting from operations..............................   (3,026,724)   10,261,301
                                                                                                 ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares..........................................      (38,962)      (88,559)
                         Institutional Shares...................................................   (4,225,671)   (9,543,359)
  Distributions from capital gains: Class A Shares..............................................           --    (5,272,267)
                     Institutional Shares.......................................................           --       (53,753)
                                                                                                 ------------  ------------
                                                                                                   (4,264,633)  (14,957,938)
                                                                                                 ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..............................................       44,450       351,477
                     Institutional Shares.......................................................   24,493,416    50,586,085
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares..................................................       18,724        65,819
                    Institutional Shares........................................................      179,235     5,469,810
  Value of capital stock repurchased: Class A Shares............................................     (287,091)     (418,903)
                      Institutional Shares......................................................  (31,625,042)  (55,062,945)
                                                                                                 ------------  ------------
   Net increase (decrease) in net assets resulting from capital stock transactions..............   (7,176,308)      991,343
                                                                                                 ------------  ------------
     Decrease in Net Assets.....................................................................  (14,467,665)   (3,705,294)
Net Assets:
  Beginning of year.............................................................................  280,237,456   283,942,750
                                                                                                 ------------  ------------
  End of period (includes undistributed net investment income of $69,402 at June 30, 2004 and $64,598 at December 31, 2003)............................................................ $265,769,791  $280,237,456
                                                                                                 ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...................................................................        4,332        34,097
         Institutional Shares...................................................................    2,383,660     4,851,833
  Shares issued on reinvestment of dividends and distributions: Class A Shares..................        1,830         6,338
                                      Institutional Shares......................................       17,492       530,719
  Shares repurchased: Class A Shares............................................................      (28,193)      (40,138)
             Institutional Shares...............................................................   (3,098,587)   (5,285,463)
                                                                                                 ------------  ------------
   Net increase (decrease)......................................................................     (719,466)       97,386
  Shares outstanding, beginning of year.........................................................   27,267,662    27,170,276
                                                                                                 ------------  ------------
  Shares outstanding, end of period.............................................................   26,548,196    27,267,662
                                                                                                 ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                   Class A Shares
                                              -------------------------------------------------------
                                              Six Months Ended         Year Ended December 31,
                                               June 30, 2004   --------------------------------------
                                                (Unaudited)     2003    2002   2001(a)  2000     1999
                                              ---------------- ------  ------  ------- ------  ------
PER SHARE DATA:
Net asset value at beginning of year.........      $10.30      $10.49  $10.03  $10.02  $ 9.55  $10.19
                                                   ------      ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income........................        0.15        0.31    0.32    0.38    0.37    0.23
Net realized and unrealized gain (loss) on
 investments.................................       (0.27)       0.02    0.59    0.05    0.47   (0.45)
                                                   ------      ------  ------  ------  ------  ------
  Total from investment operations...........       (0.12)       0.33    0.91    0.43    0.84   (0.22)
                                                   ------      ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income.........       (0.15)      (0.32)  (0.35)  (0.37)  (0.37)  (0.37)
Distributions from capital gains.............          --       (0.20)  (0.10)  (0.05)     --   (0.05)
                                                   ------      ------  ------  ------  ------  ------
  Total dividends and distributions..........       (0.15)      (0.52)  (0.45)  (0.42)  (0.37)  (0.42)
                                                   ------      ------  ------  ------  ------  ------
Net asset value at end of period.............      $10.03      $10.30  $10.49  $10.03  $10.02  $ 9.55
                                                   ------      ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
 value(b)....................................       (1.23)%*     3.19%   9.28%   4.32%   9.03%  (2.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted).............................      $2,553      $2,847  $2,897  $  533  $  606  $  441
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
   New York..................................        1.04%**     1.04%   1.04%   1.04%   1.03%   1.07%
  Expenses, prior to waiver from The Bank of
   New York..................................        1.06%**     1.04%   1.05%   1.06%   1.04%   1.07%
  Net investment income, net of waiver from
   The Bank of New York......................        2.86%**     2.97%   3.44%   3.68%   3.85%   2.31%
Portfolio turnover rate......................          17%*        36%     34%     24%     19%     34%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                               Institutional Shares
                                        -----------------------------------------------------------------
                                        Six Months Ended              Year Ended December 31,
                                         June 30, 2004   ------------------------------------------------
                                          (Unaudited)      2003      2002     2001(a)    2000       1999
                                        ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year...     $  10.28     $  10.45  $  10.02  $  10.01  $   9.54  $  10.19
                                            --------     --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income..................         0.16         0.34      0.38      0.40      0.40      0.39
Net realized and unrealized gain (loss)
 on investments........................        (0.27)        0.04      0.53      0.06      0.47     (0.60)
                                            --------     --------  --------  --------  --------  --------
  Total from investment operations.....        (0.11)        0.38      0.91      0.46      0.87     (0.21)
                                            --------     --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment
 income................................        (0.16)       (0.35)    (0.38)    (0.40)    (0.40)    (0.39)
Distributions from capital gains.......           --        (0.20)    (0.10)    (0.05)       --     (0.05)
                                            --------     --------  --------  --------  --------  --------
  Total dividends and distributions....        (0.16)       (0.55)    (0.48)    (0.45)    (0.40)    (0.44)
                                            --------     --------  --------  --------  --------  --------
Net asset value at end of period.......     $  10.01     $  10.28  $  10.45  $  10.02  $  10.01  $   9.54
                                            --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net
 asset value(b)........................        (1.11)%*      3.65%     9.24%     4.58%     9.30%    (2.06)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $263,217     $277,390  $281,046  $252,992  $248,923  $251,777
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.79%**      0.79%     0.79%     0.79%     0.78%     0.79%
  Expenses, prior to waiver from The
   Bank of New York....................         0.81%**      0.79%     0.79%     0.81%     0.79%     0.80%
  Net investment income, net of waiver
   from The Bank of New York...........         3.11%**      3.22%     3.70%     3.93%     4.10%     3.96%
Portfolio turnover rate................           17%*         36%       34%       24%       19%       34%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

                                                   Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                            Ratings*   Rate     Date     Value
----------                                         -------- -------- -------- ----------
           Municipal Bonds--97.0%
           Education--5.0%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities)............................  A3/NR    5.750%  8/01/08  $1,098,760
 1,000,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+...... Aaa/AAA   5.000   7/01/18   1,036,690
 1,500,000 New York State Dormitory Authority, New
           York University, Series A, AMBAC
           Insured+............................... Aaa/AAA   5.500   7/01/09   1,659,780
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology...... Aaa/AAA   5.000   7/01/13     531,465
 1,000,000 Saratoga County, New York Industrial
           Development Agency (Skidmore College
           Project--Series A), FSA Insured+....... Aaa/NR    2.000   7/01/05   1,004,160
                                                                              ----------
                                                                               5,330,855
                                                                              ----------
           General Obligations--13.5%
   200,000 Bethlehem, New York, AMBAC Insured+.... Aaa/AAA   7.100   11/01/07    226,960
   675,000 Monroe County, New York................ Baa1/A    6.000   3/01/16     764,775
   500,000 New York, New York, Series A...........  A2/A     6.250   8/01/08     540,930
   525,000 New York, New York, Series C...........  A2/A     5.500   8/15/08     567,415
    50,000 New York, New York, Series E...........  A2/A     7.500   2/01/07      50,224
 1,000,000 New York, New York, Series G...........  A2/A     5.000   8/01/06   1,050,900
   500,000 New York, New York, Series H...........  A2/A     5.750   3/15/08     537,905
 1,000,000 New York, New York, Series I...........  A2/A     2.000   3/01/05   1,002,680
    10,000 New York, New York, Unrefunded Balance,
           Series A...............................  A2/A     7.750   8/15/04      10,051
    65,000 New York, New York, Series I...........  A2/A     5.750   3/15/08      69,135
 2,750,000 New York State, Series A...............  A2/AA    5.250   3/15/15   2,939,585
   500,000 New York State, Series C...............  A2/AA    5.000   6/15/11     534,170
 1,000,000 New York State, Series F...............  A2/AA    5.000   9/15/04   1,007,520
 1,500,000 Onondaga County, New York, Series A.... Aa2/AA+   5.000   5/01/17   1,570,155
   500,000 Rockland County, New York, Series A.... A1/AA-    5.000   10/01/15    528,275

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  750,000 Suffolk County, New York, Series B, FGIC
           Insured+................................. Aaa/AAA   5.000%  10/01/13 $   795,443
 1,000,000 Westchester County, New York............. Aaa/AAA   2.500   12/15/04   1,005,750
 1,000,000 Westchester County, New York, Series E... Aaa/AAA   2.500   12/15/05   1,010,860
                                                                                -----------
                                                                                 14,212,733
                                                                                -----------
           Healthcare--5.4%
 1,000,000 New York State Dormitory Authority
           Revenue, Lenox Hill Hospital, Obligation
           Group....................................  A3/NR    5.250   7/01/08    1,072,750
 3,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA   5.000   7/01/20    3,061,020
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA   5.125   11/01/15   1,162,458
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA   5.250   11/01/11     436,488
                                                                                -----------
                                                                                  5,732,716
                                                                                -----------
           Housing--6.9%
   500,000 New York State Housing Finance Agency,
           Multifamily Mortgage, Series A........... Aaa/AA    7.000   8/15/22      503,425
   500,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 37-A.......... Aa1/NR    5.850   4/01/06      511,230
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 70............ Aa1/NR    5.375   10/01/17   1,034,970
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 95............ Aa1/NR    5.500   10/01/17   1,045,990
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 80............ Aa1/NR    5.100   10/01/17   1,029,880

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds (Continued)
$2,000,000 New York State Urban Development Corp........ Aaa/AAA   5.500%  7/01/16  $2,144,340
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program......................... Aa3/AA    5.000   12/01/18  1,029,490
                                                                                    ----------
                                                                                     7,299,325
                                                                                    ----------
           Industrial Development Bonds--3.2%
 2,175,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/07  2,323,357
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/09  1,054,690
                                                                                    ----------
                                                                                     3,378,047
                                                                                    ----------
           Other--1.8%
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125   8/01/12   1,935,702
                                                                                    ----------
           Pre-Refunded/Escrowed Securities--5.3%
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   0.000   12/01/05    972,600
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   0.000   12/01/06    942,560
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, MBIA
           Insured+..................................... Aaa/AAA   6.000   4/01/05   1,033,690
   350,000 New York, New York, Series I.................  A2/A     5.750   3/15/08     376,534
   500,000 New York, New York, Series G.................  A2/A     5.700   8/01/08     509,370
   500,000 New York, New York City Transitional
           Finance Authority, Series A, ETM............. Aa2/AA+   5.000   8/15/05     518,645

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date     Value
----------                                             -------- -------- -------- ----------
           Municipal Bonds (Continued)
$  600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM......................... Aaa/AAA   0.000%  7/01/10  $  485,178
   390,000 New York State Environmental Facilities
           Corp., Series C............................ Aaa/AAA   5.250   6/15/12     423,493
   290,000 New York State Housing Finance Agency,
           State University Construction, ETM......... Aaa/AAA   6.500   11/01/06    306,263
                                                                                  ----------
                                                                                   5,568,333
                                                                                  ----------
           Special Tax--19.3%
 1,500,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A............... A1/AA-    5.000   11/15/06  1,591,650
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E............................. Aa1/AA+   6.000   7/01/05   2,087,800
 1,500,000 Nassau County, New York Interim Finance
           Authority, Series B........................ Aaa/AAA   5.000   11/15/16  1,581,420
 2,000,000 New York, New York City Transitional
           Finance Authority, Series A................ Aa2/AA+   5.500   11/15/17  2,161,340
 1,400,000 New York, New York City Transitional
           Finance Authority, Series 3A............... Aa2/AA+   2.000   11/01/05  1,402,296
   930,000 New York, New York City Transitional
           Finance Authority, Series B, MBIA-IBC
           Insured+................................... Aaa/AAA   4.750   11/15/15    954,394
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C................ Aa2/AA+   5.375   2/01/13   1,088,590
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C................ Aa2/AA+   5.375   2/15/14   1,080,610
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A...................................  NR/AA    5.000   3/15/16   1,047,730
 1,500,000 New York State Local Government Assistance
           Corp., Series A............................  A1/AA    5.400   4/01/15   1,590,765

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 New York State Local Government Assistance
           Corp., Series A-1........................... Aaa/AAA   5.000%  4/01/13  $ 2,163,239
 1,000,000 New York State Local Government Assistance
           Corp., Series C.............................  A1/AA    6.000   4/01/08    1,105,300
   500,000 New York State Local Government Assistance
           Corp., Series E............................. A1/AA-    4.800   4/01/05      512,255
 1,000,000 New York State Thruway Authority............
           Income Tax Revenue, Series A................  A1/AA    2.000   3/15/06      995,870
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A......  A1/AA    5.375   3/15/17    1,052,449
                                                                                   -----------
                                                                                    20,415,708
                                                                                   -----------
           State Appropriation--18.9%
   250,000 New York State Dormitory Authority, Albany
           County...................................... A3/AA-    5.500   4/01/08      271,183
 1,500,000 New York State Dormitory Authority
           Revenue, Series B, Floating Rate Note++..... A3/AA-    5.250   11/15/23   1,607,205
 1,000,000 New York State Dormitory Authority, City
           University Construction, Series A........... A3/AA-    5.700   7/01/05    1,039,130
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC
           Insured+.................................... Aaa/AAA   5.750   7/01/18    2,683,218
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A... A1/AA-    5.500   7/01/10      551,445
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A
           MBIA Insured+............................... Aaa/AAA   5.000   5/15/15    1,047,910
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A. Aaa/AAA   5.250   5/15/15      542,840
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A,
           MBIA Insured+............................... Aaa/AAA   5.875   5/15/11    1,704,465

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B.. NR/AA-    5.250%  2/15/18  $ 1,049,240
 1,750,000 New York State Dormitory Authority
           Revenue, Upstate Community Colleges,
           Series A..................................... Aaa/AAA   5.000   7/01/14    1,845,830
 1,945,000 New York State Medical Care Facilities, Adult
           Day Care Program, Series A................... Aa1/NR    6.375   11/15/20   2,078,252
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund......................................... A3/AA-    5.625   4/01/07      800,648
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund......................................... A3/AA-    6.000   4/01/07      542,220
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+................ Aaa/AAA   5.000   4/01/10      539,640
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B............................... Aaa/AAA   5.250   4/01/16    1,067,810
 1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B, FSA
           Insured+..................................... Aaa/AAA   4.750   4/01/19    1,010,640
 1,000,000 New York State Urban Development Corp.,
           Cornell Center............................... A3/AA-    5.900   1/01/07    1,012,550
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A..................................... A3/AA-    5.000   1/01/12      527,255
                                                                                    -----------
                                                                                     19,921,481
                                                                                    -----------
           Transportation--4.9%
   500,000 Port Authority of New York & New Jersey,
           Series 88.................................... A1/AA-    4.750   10/01/08     531,585
 1,000,000 Port Authority of New York & New Jersey,
           Series 128................................... Aaa/AAA   5.000   11/01/18   1,042,590

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date     Value
----------                                            -------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A................. Aa3/AA-   5.250%  1/01/16  $1,062,350
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa3/AA-   5.250   11/15/17    823,484
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa3/AAA   5.500   1/01/07     537,305
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y................. Aa3/AAA   6.000   1/01/12   1,133,330
                                                                                 ----------
                                                                                  5,130,644
                                                                                 ----------
           Utilities--12.8%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A......... Aaa/AAA   5.500   12/01/10  1,108,670
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B......... Baa1/A-   3.000   12/01/04  1,006,140
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B......... Baa1/A-   5.250   6/01/14   2,129,760
   110,000 New York Environmental Facilities Corp.,
           Unrefunded Balance, Series C.............. Aaa/AAA   5.250   6/15/12     118,718
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E....................... Aa1/AA-   5.375   6/15/15   1,080,880
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA   7.000   6/15/12     150,663
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series B Aa2/AA-   7.500   3/15/11       5,024
    15,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+    7.200   3/15/11      15,069
 1,000,000 New York State Environmental Facilities
           Corp., Series A........................... Aaa/AAA   3.625   11/15/05  1,024,670
 1,000,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA   5.250   6/15/17   1,065,520
   775,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA   5.250   6/15/19     818,276

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         June 30, 2004 (Unaudited)

                                                     Moody's
Principal                                              /S&P   Interest  Maturity
 Amount                                              Ratings*   Rate      Date      Value
----------                                           -------- --------  -------- ------------
           Municipal Bonds (Continued)
$2,500,000 New York State Power Authority, Series A. Aa2/AA-   5.000%   11/15/17 $  2,605,775
 1,000,000 New York State Power Authority, Series A. Aa2/AA-   5.250    11/15/16    1,070,530
   750,000 New York State Power Authority, Series A. Aa2/AA-   5.500    11/15/10      787,140
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+........ Aaa/AAA   5.100    6/01/07       534,855
                                                                                 ------------
                                                                                   13,521,690
                                                                                 ------------
           Total Municipal Bonds
           (Cost $100,458,296)......................                              102,447,234
                                                                                 ------------
Number of
 Shares
----------
           Tax-Exempt Money Market Fund--1.9%
 2,056,555 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $2,056,555)........................  NR/NR    0.800(a)             2,056,555
                                                                                 ------------
           Total Investments
           (Cost $102,514,851)(b)--98.9%............                              104,503,789
           Other assets less liabilities--1.1%......                                1,156,759
                                                                                 ------------
           Net Assets--100.0%.......................                             $105,660,548
                                                                                 ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++    Represents interest rate in effect at June 30, 2004 for Floating Rate
      Notes.
(a)   Represents annualized 7 day yield at June 30, 2004.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net realized appreciation was $1,988,938 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,630,742 and aggregate gross unrealized depreciation of $641,804.
*     Unaudited.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

             Assets:
               Investments at market value,
                (Cost $102,514,851)................... $104,503,789
               Receivables:
                Interest..............................    1,335,527
               Other assets...........................       21,484
                                                       ------------
                Total Assets..........................  105,860,800
                                                       ------------
             Liabilities:
               Payables:
                Dividends.............................       90,016
                Services provided by The Bank of New
                 York and Administrator...............       65,559
               Accrued expenses and other liabilities.       44,677
                                                       ------------
                Total Liabilities.....................      200,252
                                                       ------------
             Net Assets:                               $105,660,548
                                                       ------------
             Sources of Net Assets:
               Capital stock @ par.................... $      9,844
               Paid in capital........................  103,555,204
               Undistributed net investment income....          625
               Accumulated net realized gain on
                investments...........................      105,937
               Net unrealized appreciation on
                investments...........................    1,988,938
                                                       ------------
             Net Assets............................... $105,660,548
                                                       ------------
             Class A Shares:
               Net assets............................. $ 23,381,919
                                                       ------------
               Shares outstanding.....................    2,177,404
                                                       ------------
               Net asset value, offering price and
                repurchase price per share............ $      10.74
               Sales charge--4.25% of public offering
                price.................................         0.48
                                                       ------------
               Maximum offering price................. $      11.22
                                                       ------------
             Institutional Shares:
               Net assets............................. $ 82,278,629
                                                       ------------
               Shares outstanding.....................    7,666,781
                                                       ------------
               Net asset value, offering price and
                repurchase price per share............ $      10.73
                                                       ------------
             Class A Shares authorized @
              $.001 par value.........................  200,000,000
             Institutional Shares authorized @
              $.001 par value.........................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)


           Investment Income:
             Interest.................................. $ 2,031,219
                                                        -----------
           Expenses:
             Advisory..................................     258,087
             Administration............................     103,235
             12b-1 fee--Class A Shares.................      31,936
             Accounting services.......................      29,867
             Transfer agent............................      27,415
             Custodian.................................      11,324
             Directors.................................       8,744
             Reports to shareholders...................       8,593
             Registration and filings..................       7,456
             Audit.....................................       7,087
             Legal.....................................       3,425
             Other.....................................       9,059
                                                        -----------
              Total Expenses...........................     506,228
             Fees waived by The Bank of New York
              (Note 3).................................     (66,478)
             Earnings credit adjustment (Note 3).......         (20)
                                                        -----------
              Net Expenses.............................     439,730
                                                        -----------
              Net Investment Income....................   1,591,489
                                                        -----------
           Realized and Unrealized
            Gain (Loss) On Investments:
             Net realized gain on investments..........      70,463
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  (2,711,957)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (2,641,494)
                                                        -----------
             Net decrease in net assets resulting from
              operations............................... $(1,050,005)
                                                        -----------


See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                               Six Months Ended
                                                                                June 30, 2004      Year Ended
                                                                                 (Unaudited)    December 31, 2003
                                                                               ---------------- -----------------
Operations:
  Net investment income.......................................................   $  1,591,489     $  3,106,483
  Net realized gain on investments............................................         70,463          423,517
  Increase (decrease) in unrealized appreciation/depreciation on investments..     (2,711,957)        (143,972)
                                                                                 ------------     ------------
   Net increase (decrease) in net assets resulting from operations............     (1,050,005)       3,386,028
                                                                                 ------------     ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Class A Shares........................       (369,259)        (873,941)
                         Institutional Shares.................................     (1,222,187)      (2,241,247)
  Distributions from capital gains: Class A Shares............................             --         (109,437)
                     Institutional Shares.....................................             --         (291,140)
                                                                                 ------------     ------------
                                                                                   (1,591,446)      (3,515,765)
                                                                                 ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares............................        215,752          958,797
                      Institutional Shares....................................     19,339,082       27,538,500
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares................................        277,027          726,490
                   Institutional Shares.......................................        181,483          622,422
  Value of capital stock repurchased: Class A Shares..........................     (2,823,043)      (5,054,785)
                      Institutional Shares....................................     (7,369,472)     (11,931,014)
                                                                                 ------------     ------------
   Net increase in net assets resulting from capital stock transactions.......      9,820,829       12,860,410
                                                                                 ------------     ------------
     Increase in Net Assets...................................................      7,179,378       12,730,673
Net Assets:
  Beginning of year...........................................................     98,481,170       85,750,497
                                                                                 ------------     ------------
  End of period (includes undistributed net investment income of $625 at June
   30, 2004 and $582 at December 31, 2003)....................................   $105,660,548     $ 98,481,170
                                                                                 ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares.................................................         19,797           87,013
        Institutional Shares..................................................      1,768,869        2,503,672
  Shares issued on reinvestment of dividends and
   distributions: Class A Shares..............................................         25,340           66,099
           Institutional Shares...............................................         16,610           56,574
  Shares repurchased: Class A Shares..........................................       (261,625)        (459,451)
             Institutional Shares.............................................       (674,771)      (1,085,652)
                                                                                 ------------     ------------
   Net increase...............................................................        894,220        1,168,255
  Shares outstanding, beginning of year.......................................      8,949,965        7,781,710
                                                                                 ------------     ------------
  Shares outstanding, end of peiod............................................      9,844,185        8,949,965
                                                                                 ------------     ------------

See notes to financial statements.

         BNY Hamilton INTERMEDIATE NEW YORK TAX-EXEMPT FUND

         Financial Highlights

                                                                          Class A Shares
                                                            ----------------------------------------
                                           Six Months Ended          Year Ended December 31,
                                            June 30, 2004   ----------------------------------------
                                             (Unaudited)      2003     2002   2001(a)  2000     1999
                                           ---------------- -------  -------  ------- ------  ------
PER SHARE DATA:
Net asset value at beginning of year......     $ 11.01      $ 11.02  $ 10.56  $10.55  $10.10  $10.65
                                               -------      -------  -------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.....................        0.16         0.35     0.36    0.38    0.39    0.38
Net realized and unrealized gain (loss) on
 investments..............................       (0.27)        0.04     0.51    0.09    0.45   (0.55)
                                               -------      -------  -------  ------  ------  ------
  Total from investment operations........       (0.11)        0.39     0.87    0.47    0.84   (0.17)
                                               -------      -------  -------  ------  ------  ------
Dividends and distributions
Dividends from net investment income......       (0.16)       (0.35)   (0.37)  (0.38)  (0.39)  (0.38)
Distributions from capital gains..........          --        (0.05)   (0.04)  (0.08)     --      --
                                               -------      -------  -------  ------  ------  ------
  Total dividends and distributions.......       (0.16)       (0.40)   (0.41)  (0.46)  (0.39)  (0.38)
                                               -------      -------  -------  ------  ------  ------
Net asset value at end of period..........     $ 10.74      $ 11.01  $ 11.02  $10.56  $10.55  $10.10
                                               -------      -------  -------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
 value(b).................................       (1.04)%*      3.57%    8.42%   4.51%   8.49%  (1.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $23,382      $26,354  $29,758  $7,099  $8,021  $8,032
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................        1.04%**      1.04%    1.04%   1.04%   1.03%   1.07%
  Expenses, prior to waiver from The
   Bank of New York.......................        1.17%**      1.17%    1.22%   1.34%   1.31%   1.30%
  Net investment income, net of waiver
   from The Bank of New York..............        2.89%**      3.15%    3.33%   3.59%   3.81%   3.65%
Portfolio turnover rate...................           5%*         10%      13%     17%     16%     32%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                        Institutional Shares
                                                            -------------------------------------------
                                           Six Months Ended            Year Ended December 31,
                                            June 30, 2004   -------------------------------------------
                                             (Unaudited)      2003     2002   2001(a)    2000     1999
                                           ---------------- -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year......     $ 11.00      $ 11.02  $ 10.55  $ 10.54  $ 10.10  $ 10.65
                                               -------      -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income.....................        0.17         0.37     0.39     0.41     0.41     0.41
Net realized and unrealized gain (loss) on
 investments..............................       (0.27)        0.03     0.52     0.09     0.44    (0.55)
                                               -------      -------  -------  -------  -------  -------
  Total from investment operations........       (0.10)        0.40     0.91     0.50     0.85    (0.14)
                                               -------      -------  -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income......       (0.17)       (0.37)   (0.40)   (0.41)   (0.41)   (0.41)
Distributions from capital gains..........          --        (0.05)   (0.04)   (0.08)      --       --
                                               -------      -------  -------  -------  -------  -------
  Total dividends and distributions.......       (0.17)       (0.42)   (0.44)   (0.49)   (0.41)   (0.41)
                                               -------      -------  -------  -------  -------  -------
Net asset value at end of period..........     $ 10.73      $ 11.00  $ 11.02  $ 10.55  $ 10.54  $ 10.10
                                               -------      -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset
 value(b).................................       (1.01)%*      3.71%    8.79%    4.77%    8.66%   (1.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $82,279      $72,127  $55,992  $44,164  $33,202  $31,446
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................        0.79%**      0.79%    0.79%    0.79%    0.79%    0.82%
  Expenses, prior to waiver from The
   Bank of New York.......................        0.92%**      0.93%    0.97%    1.10%    1.06%    1.07%
  Net investment income, net of waiver
   from The Bank of New York..............        3.15%**      3.39%    3.58%    3.83%    4.05%    3.93%
Portfolio turnover rate...................           5%*         10%      13%      17%      16%      32%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Principal
 Amount                              Value
----------                        -----------
           United States Government
           Agencies & Obligations--55.2%
           Federal Home Loan Mortgage Corp.--10.3%
$9,500,000 5.75%, 4/15/08........ $10,138,114
    30,000 6.75%, 9/15/29........      33,448
 1,950,000 6.25%, 7/15/32........   2,054,019
                                  -----------
                                   12,225,581
                                  -----------
           Federal National Mortgage
           Association--15.2%
 8,350,000 5.50%, 2/15/06........   8,711,513
 4,900,000 4.375%, 3/15/13.......   4,674,066
   725,000 5.125%, 1/02/14.......     705,545
 2,375,000 6.25%, 5/15/29........   2,498,488
 1,300,000 6.625%, 11/15/30......   1,430,728
                                  -----------
                                   18,020,340
                                  -----------
           Tennessee Valley Authority--0.6%
   650,000 6.15%, 1/15/38........     662,669
                                  -----------
           United States Treasury Bonds--6.4%
 2,500,000 7.25%, 5/15/16........   3,022,363
 3,025,000 6.125%, 11/15/27......   3,314,855
 1,300,000 5.25%, 2/15/29........   1,274,610
                                  -----------
                                    7,611,828
                                  -----------
           United States Treasury Notes--22.7%
 3,250,000 5.75%, 11/15/05.......   3,398,155
 3,350,000 6.875%, 5/15/06.......   3,606,221
 3,425,000 6.25%, 2/15/07........   3,701,141
 3,675,000 6.625%, 5/15/07.......   4,023,981
 8,525,000 5.75%, 8/15/10........   9,294,909
 1,525,000 5.00%, 8/15/11........   1,592,016
   750,000 3.875%, 2/15/13.......     716,983

Principal
 Amount                               Value
---------                          -----------
          United States Government
          Agencies & Obligations
          (Continued)
$500,000  5.25%, 11/15/28......... $   489,864
                                   -----------
                                    26,823,270
                                   -----------
          Total United States
          Government Agencies &
          Obligations
          (Cost $64,044,536)......  65,343,688
                                   -----------
          Mortgage-Backed
          Securities--25.0%
          Federal Home Loan Mortgage Corp.--14.4%
      93  Pool #182217
          8.00%, 12/01/04.........          94
   1,728  Pool #502185
          8.50%, 7/01/05..........       1,745
 114,862  Gold Pool #M70034
          7.50%, 6/01/08..........     122,060
  69,364  Gold Pool # E00227
          6.00%, 7/01/08..........      72,641
 230,367  Gold Pool #E49415
          6.50%, 7/01/08..........     243,815
  13,828  Pool #184275
          8.25%, 9/01/08..........      14,795
 299,093  Gold Pool #M80707
          5.50%, 10/01/08.........     305,573
   3,355  Pool #160062
          9.50%, 10/01/08.........       3,648
   3,585  Pool #160065
          9.50%, 11/01/08.........       3,899
   3,772  Pool #160066
          9.75%, 11/01/08.........       4,072
  48,440  Pool #185743
          8.50%, 12/01/08.........      48,440

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                       Value
---------                    --------
          Mortgage-Backed Securities
          (Continued)
$ 45,581  Pool #251974
          8.50%, 4/01/09.... $ 48,277
  78,248  Pool #185964
          8.50%, 2/01/10....   81,755
  42,829  Gold Pool #E20201
          7.50%, 10/01/10...   45,639
 222,827  Gold Pool #G10439
          6.50%, 1/01/11....  235,873
  39,440  Gold Pool #E00417
          7.00%, 2/01/11....   41,864
 192,232  Gold Pool #G90011
          8.50%, 8/17/11....  204,562
  97,196  Gold Pool #E00461
          7.50%, 12/01/11...  103,549
 258,175  Gold Pool #C90017
          6.50%, 4/01/13....  272,194
 126,941  Gold Pool #D90113
          6.50%, 6/01/13....  133,833
  85,862  Gold Pool #G11072
          7.50%, 12/01/15...   91,518
  70,228  Gold Pool #G30052
          7.50%, 6/01/16....   75,923
 220,502  Gold Pool # G30080
          7.50%, 8/01/17....  238,239
 482,184  Gold Pool #C90185
          7.50%, 9/01/17....  520,970
 746,167  Gold Pool #D92715
          6.00%, 11/01/18...  772,810
 115,657  Gold Pool # C90241
          6.50%, 12/01/18...  121,387
  23,846  Pool #555045
          8.00%, 5/01/19....   24,396

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed Securities
           (Continued)
$   64,554 Gold Pool #C90290
           7.00%, 8/01/19.... $   68,465
    55,406 Gold Pool #A01217
           8.50%, 4/01/20....     61,100
   511,153 Gold Pool #C90484
           6.00%, 10/01/21...    528,536
 1,809,503 Gold Pool #C90492
           6.00%, 11/01/21...  1,871,039
   288,943 Gold Pool #C90503
           6.00%, 12/01/21...    298,769
   115,327 Gold Pool #C00098
           8.00%, 2/01/22....    126,490
   102,842 Gold Pool # D24970
           8.00%, 3/01/22....    112,796
   228,966 Gold Pool #G80140
           7.00%, 12/17/22...    243,118
    87,089 Gold Pool #D36389
           8.00%, 1/01/23....     95,580
   331,202 Pool #334595
           7.50%, 11/01/23...    359,460
    96,526 Gold Pool #G00356
           7.00%, 6/01/25....    102,539
    84,294 Gold Pool #D67014
           7.50%, 1/01/26....     91,053
   303,996 Gold Pool #G01480
           7.50%, 12/01/26...    329,498
   386,441 Gold Pool #C00490
           8.00%, 1/01/27....    422,609
   223,405 Gold Pool #C20273
           6.00%, 6/01/28....    229,740
    32,431 Gold Pool #C00664
           7.50%, 9/01/28....     34,971

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed Securities
           (Continued)
$  186,797 Pool #252518
           7.00%, 5/01/29... $   198,916
   179,079 Gold Pool #G01130
           8.00%, 2/01/30...     196,120
   940,752 Gold Pool #C69955
           6.50%, 8/01/32...     981,227
 6,835,680 Gold Pool #A15088
           5.50%, 10/01/33..   6,826,805
                             -----------
                              17,012,402
                             -----------
           Federal National Mortgage
           Association--6.7%
    71,572 Pool #195152
           7.00%, 1/01/08...      74,464
    58,437 Pool #81860
           8.00%, 4/01/09...      60,731
   100,220 Pool #278437
           7.50%, 5/01/09...     106,579
   117,700 Pool #535630
           6.00%, 12/01/10..     123,088
   269,444 Pool #406590
           6.25%, 11/01/12..     283,628
   196,093 Pool #482513
           5.50%, 1/01/14...     201,851
   196,170 Pool #323956
           7.50%, 12/01/14..     211,402
   266,814 Pool #535634
           5.50%, 8/01/15...     274,648
   140,032 Pool #6222
           9.00%, 4/01/16...     153,412
   299,881 Pool #252210
           6.50%, 2/01/19...     314,425
   143,641 Pool #252711
           7.00%, 9/01/19...     152,346

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$159,312  Pool #604312
          6.50%, 6/01/21... $166,965
  57,121  Pool #124118
          9.00%, 3/01/22...   64,131
 138,812  Pool #254354
          7.00%, 5/01/22...  146,849
  42,186  Pool #159860
          7.50%, 6/01/22...   45,499
 190,755  Pool # 164906
          6.87%, 7/01/22...  202,252
  84,896  Pool #50748
          7.50%, 6/01/23...   91,413
 188,523  Pool #326382
          7.00%, 3/01/24...  200,530
 488,104  Pool #300404
          7.00%, 5/01/24...  519,309
  29,390  Pool #64195
          8.233%, 11/01/24.   31,448
 119,372  Pool #70319
          7.792%, 12/01/24.  127,206
 316,216  Pool #308497
          8.00%, 5/01/25...  346,357
  39,643  Pool #320514
          6.50%, 9/01/25...   41,517
 838,016  Pool #335054
          6.00%, 1/01/26...  864,706
 116,895  Pool #446431
          8.50%, 10/01/26..  128,731
 205,468  Pool #415330
          8.00%, 12/01/26..  224,974
 146,697  Pool #496045
          8.00%, 1/01/28...  160,800

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                      Value
---------                  ----------
          Mortgage-Backed Securities
          (Continued)
$ 93,637  Pool #251498
          6.50%, 2/01/28.. $   97,883
  82,578  Pool #403470
          6.00%, 5/01/28..     85,405
  73,409  Series #441759
          6.00%, 9/01/28..     75,313
  98,544  Pool #449154
          6.00%, 12/01/28.    101,100
 434,371  Pool #457916
          7.50%, 12/01/28.    469,854
  84,379  Pool #252570
          6.50%, 7/01/29..     88,049
  89,399  Pool #535182
          8.00%, 10/01/29.     98,295
  16,102  Pool #420171
          5.75%, 2/01/30..     16,386
 217,556  Pool #530528
          4.065%, 4/01/30.    223,462
 618,824  Pool #601649
          6.00%, 9/01/31..    636,480
 355,692  Pool #587839
          6.00%, 10/01/31.    364,253
 241,052  Pool #615519
          6.00%, 11/01/31.    246,854
  74,296  Pool #254484
          6.50%, 12/01/31.     77,565
  85,479  Pool #645256
          6.50%, 7/01/32..     89,068
                           ----------
                            7,989,228
                           ----------
          Government National Mortgage
          Association--3.9%
   1,780  Pool #6400
          8.00%, 6/15/05..      1,825

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed Securities
          (Continued)
$  4,321  Pool #7038
          8.00%, 10/15/05. $  4,432
   1,911  Pool #11310
          8.00%, 11/15/05.    1,960
   1,049  Pool #10459
          8.00%, 8/15/06..    1,094
   7,028  Pool #10419
          8.00%, 9/15/06..    7,328
   4,254  Pool #12590
          8.00%, 9/15/06..    4,435
  10,372  Pool #14295
          8.00%, 1/15/07..   10,955
 134,632  Pool #367439
          5.50%, 12/15/08.  139,610
 213,963  Pool #360837
          6.50%, 3/15/09..  227,308
 379,116  Pool #456880
          6.50%, 5/15/13..  402,556
 122,126  Pool #476328
          7.00%, 6/15/13..  130,211
 202,728  Pool# 483935
          5.50%, 12/15/13.  209,564
 101,498  Pool #2815
          6.00%, 9/20/14..  104,185
 130,856  Pool #3005
          7.50%, 11/20/15.  139,503
 180,386  Pool #3018
          7.50%, 12/20/15.  192,305
 645,557  Pool #569502
          5.00%, 1/15/17..  651,932
 159,209  Pool #583202
          5.50%, 3/15/17..  164,015
  10,954  Pool #204365
          9.00%, 3/15/17..   12,318

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed Securities
          (Continued)
$ 38,993  Pool #176549
          7.50%, 3/20/17... $ 42,221
  93,297  Pool #247223
          9.00%, 4/15/18...  105,067
   4,664  Pool #177793
          9.50%, 5/15/19...    5,270
 172,205  Pool #512821
          6.50%, 6/15/19...  180,947
   2,618  Pool #284645
          8.50%, 2/15/20...    2,917
 360,314  Pool #304288
          7.68%, 1/15/22...  395,325
  54,360  Pool #8061
          4.625%, 10/20/22.   55,663
   4,650  Pool #319650
          7.00%, 11/15/22..    4,971
  97,399  Pool #356770
          7.50%, 4/15/23...  105,513
  10,016  Pool #350532
          6.50%, 6/15/23...   10,553
 218,909  Pool #351405
          6.50%, 1/15/24...  230,315
  21,523  Pool #359470
          7.00%, 1/15/24...   22,986
  37,292  Pool #376445
          6.50%, 4/15/24...   39,235
  16,407  Pool #386348
          7.50%, 6/15/24...   17,761
 258,817  Pool #780035
          6.50%, 7/15/24...  272,302
 267,269  Pool #2080
          7.50%, 9/20/25...  288,722

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed Securities
           (Continued)
$  124,281 Pool #780459
           7.00%, 11/15/26......... $   132,530
    76,244 Pool #2345
           8.50%, 12/20/26.........      83,792
    45,229 Pool #464704
           8.00%, 7/15/28..........      49,630
    32,081 Pool #517210
           7.75%, 11/15/29.........      34,964
    95,858 Pool #564751
           6.00%, 8/15/31..........      98,461
                                    -----------
                                      4,584,681
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $29,346,132)......  29,586,311
                                    -----------
           Collateralized Mortgage
           Obligations--9.6%
           Federal Home Loan Mortgage Corp.--2.1%
   199,949 Series 1176-H
           8.00%, 12/15/06.........     200,907
   114,559 Series 1574-I
           6.50%, 8/15/22..........     114,890
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23..........   1,205,276
   933,434 Series 1602-H
           6.50%, 10/15/23.........     939,184
    46,794 Series 2123-PE
           6.00%, 12/15/27.........      48,615
                                    -----------
                                      2,508,872
                                    -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                            Value
----------                      -----------
           Collateralized Mortgage
           Obligations (Continued)
           Federal National Mortgage
           Association--7.0%
$  550,715 Series 1988-15A
           9.00%, 6/25/18...... $   601,735
   452,074 Series 1992-136PK
           6.00%, 8/25/22......     469,273
   112,460 Series 1993-96PJ
           7.00%, 8/25/22......     112,358
    72,604 Series 1992-172M
           7.00%, 9/25/22......      76,383
 1,403,000 Series 1993-149M
           7.00%, 8/25/23......   1,461,403
 3,974,000 Series 1993-178PK
           6.50%, 9/25/23......   4,060,274
 1,136,000 Series 1993-203PL
           6.50%, 10/25/23.....   1,184,107
    83,569 Series 1993-253H PO
           0.00%, 11/25/23.....      70,688
   200,370 Series 1993-255E
           7.10%, 12/25/23.....     215,349
                                -----------
                                  8,251,570
                                -----------
           Government National Mortgage
           Association--0.5%
   564,471 Series 1999-13PC
           6.00%, 3/20/28......     584,823
                                -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $10,948,280)..  11,345,265
                                -----------

 Number
of Shares                                  Value
----------                              ------------
           Money Market Fund--9.6%
11,378,924 BNY Hamilton Treasury
           Money Fund
           (Hamilton Shares), 0.88% (a)
           (Cost $11,378,924).......... $ 11,378,924
                                        ------------
           Total Investments
           (Cost $115,717,872)(b)--
           99.4%.......................  117,654,188
           Other assets less
           liabilities--0.6%...........      763,897
                                        ------------
           Net Assets--100.0%.......... $118,418,085
                                        ------------

PO Principal Only.
(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $1,936,316 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $2,474,960 and aggregated gross unrealized depreciation of $538,644.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

        ASSETS:
          Investments at market value,
           (Cost $115,717,872)........................... $117,654,188
          Cash...........................................       17,050
          Receivables:
           Interest......................................    1,162,042
           Investments sold..............................      118,690
           Capital stock sold............................        2,601
          Other assets...................................       22,719
                                                          ------------
           Total Assets..................................  118,977,290
                                                          ------------
        LIABILITIES:
          Payables:
           Investments purchased.........................      182,270
           Dividends.....................................      143,633
           Capital stock repurchased.....................      111,635
           Services provided by The Bank of New
            York and Administrator.......................       77,028
          Accrued expenses and other liabilities.........       44,639
                                                          ------------
           Total Liabilities.............................      559,205
                                                          ------------
        NET ASSETS:...................................... $118,418,085
                                                          ------------
        SOURCES OF NET ASSETS:
          Capital stock @ par............................ $     11,774
          Paid in capital................................  118,779,516
          Undistributed net investment loss..............   (1,464,836)
          Accumulated net realized loss on
           investments...................................     (844,685)
          Net unrealized appreciation on
           investments...................................    1,936,316
                                                          ------------
        Net Assets....................................... $118,418,085
                                                          ------------
        CLASS A SHARES:
          Net assets..................................... $ 11,588,532
                                                          ------------
          Shares outstanding.............................    1,153,019
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      10.05
          Sales charge--4.25% of public
           offering price................................         0.45
                                                          ------------
          Maximum offering price......................... $      10.50
                                                          ------------
        INSTITUTIONAL SHARES:
          Net assets..................................... $106,829,553
                                                          ------------
          Shares outstanding.............................   10,621,125
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      10.06
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

          INVESTMENT INCOME:
            Interest..................................... $ 2,887,717
                                                          -----------
          EXPENSES:
            Advisory.....................................     308,811
            Administration...............................     123,524
            Accounting services..........................      29,935
            Transfer agent...............................      27,123
            Custodian....................................      21,521
            12b-1 fee--Class A Shares....................      17,334
            Directors....................................       8,745
            Registration and filings.....................       7,396
            Audit........................................       7,329
            Reports to shareholders......................       5,853
            Legal........................................       5,761
            Insurance....................................       1,330
            Cash management..............................       1,140
            Other........................................      20,676
                                                          -----------
             Total Expenses..............................     586,478
            Fees waived by The Bank of New York
             (Note 3)....................................     (80,277)
            Earnings credit adjustment (Note 3)..........        (908)
                                                          -----------
             Net Expenses................................     505,293
                                                          -----------
             Net Investment Income.......................   2,382,424
                                                          -----------
          REALIZED AND UNREALIZED GAIN
           (LOSS) ON INVESTMENTS:
          Net realized loss on investments...............     (95,693)
          Increase (decrease) in unrealized appreciation/
           depreciation on investments...................  (2,274,389)
                                                          -----------
          Net realized and unrealized loss on
           investments...................................  (2,370,082)
                                                          -----------
          Net increase in net assets resulting from
           operations.................................... $    12,342
                                                          -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                                          Six Months Ended     Year Ended
                                                                                           June 30, 2004      December 31,
                                                                                            (Unaudited)           2003
                                                                                          ----------------    ------------
Operations:
  Net investment income..................................................................   $  2,382,424      $  4,494,783
  Net realized gain (loss) on investments................................................        (95,693)        1,243,839
  Increase (decrease) in unrealized appreciation/depreciation on investments.............     (2,274,389)       (3,403,871)
                                                                                            ------------      ------------
   Net increase in net assets resulting from operations..................................         12,342         2,334,751
                                                                                            ------------      ------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Class A Shares...................................       (282,970)         (619,108)
                         Institutional Shares............................................     (2,380,893)       (4,773,442)
                                                                                            ------------      ------------
                                                                                              (2,663,863)       (5,392,550)
                                                                                            ------------      ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Class A Shares.......................................      1,286,093         3,948,396
                     Institutional Shares................................................      9,968,868        49,895,199
  Proceeds from shares issued on reinvestment of dividends: Class A Shares...............        250,947           553,481
                                    Institutional Shares.................................      1,287,655         2,574,304
  Value of capital stock repurchased: Class A Shares.....................................     (4,527,475)       (5,442,177)
                      Institutional Shares...............................................    (14,676,600)      (53,242,993)
                                                                                            ------------      ------------
   Net decrease in net assets resulting from capital stock transactions..................     (6,410,512)       (1,713,790)
                                                                                            ------------      ------------
     Decrease in Net Assets..............................................................     (9,062,033)       (4,771,589)
NET ASSETS:
  Beginning of year......................................................................    127,480,118       132,251,707
                                                                                            ------------      ------------
  End of period..........................................................................   $118,418,085      $127,480,118
                                                                                            ------------      ------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Class A Shares............................................................        125,124           378,058
        Institutional Shares.............................................................        975,490         4,763,497
  Shares issued on reinvestment of dividends: Class A Shares.............................         24,549            53,273
                           Institutional Shares..........................................        125,968           247,558
  Shares repurchased: Class A Shares.....................................................       (447,291)         (522,340)
             Institutional Shares........................................................     (1,436,108)       (5,093,960)
                                                                                            ------------      ------------
   Net decrease..........................................................................       (632,268)         (173,914)
  Shares outstanding, beginning of year..................................................     12,406,412        12,580,326
                                                                                            ------------      ------------
  Shares outstanding, end of period......................................................     11,774,144        12,406,412
                                                                                            ------------      ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                Class A Shares
                                        ------------------------------------------------------------
                                        Six Months Ended            Year Ended December 31,
                                         June 30, 2004   -------------------------------------------
                                          (Unaudited)      2003     2002   2001(a)    2000     1999
                                        ---------------- -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year...     $ 10.27      $ 10.51  $  9.98  $  9.85  $  9.41  $ 10.04
                                            -------      -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income..................        0.19         0.33     0.43     0.49     0.53     0.53
Net realized and unrealized gain (loss)
 on investments........................       (0.20)       (0.17)    0.57     0.15     0.45    (0.63)
                                            -------      -------  -------  -------  -------  -------
  Total from investment operations.....       (0.01)        0.16     1.00     0.64     0.98    (0.10)
                                            -------      -------  -------  -------  -------  -------
Dividends
Dividends from net investment
 income................................       (0.21)       (0.40)   (0.47)   (0.51)   (0.54)   (0.53)
                                            -------      -------  -------  -------  -------  -------
Net asset value at end of period.......     $ 10.05      $ 10.27  $ 10.51  $  9.98  $  9.85  $  9.41
                                            -------      -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net
 asset value(b)........................       (0.13)%*      1.50%   10.22%    6.62%   10.76%   (0.98)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $11,588      $14,896  $16,196  $13,278  $12,168  $12,507
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................        1.04%**      1.04%    1.04%    1.04%    1.04%    1.07%
  Expenses, prior to waiver from The
   Bank of New York....................        1.17%**      1.14%    1.14%    1.18%    1.18%    1.20%
  Net investment income, net of
   waiver from The Bank of New
   York................................        3.63%**      3.13%    4.20%    4.89%    5.67%    5.50%
Portfolio turnover rate................           5%*         87%      41%      44%      10%      16%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                              Institutional Shares
                                        --------------------------------------------------------------
                                        Six Months Ended             Year Ended December 31,
                                         June 30, 2004   ---------------------------------------------
                                          (Unaudited)      2003      2002    2001(a)    2000     1999
                                        ---------------- --------  --------  -------  -------  -------
PER SHARE DATA:                                                           .
Net asset value at beginning of year...     $  10.28     $  10.51  $   9.99  $  9.85  $  9.41  $ 10.04
                                            --------     --------  --------  -------  -------  -------
Gain (loss) from investment operations
Net investment income..................         0.20         0.35      0.46     0.51     0.56     0.56
Net realized and unrealized gain (loss)
 on investments........................        (0.20)       (0.16)     0.55     0.17     0.44    (0.64)
                                            --------     --------  --------  -------  -------  -------
  Total from investment operations.....           --         0.19      1.01     0.68     1.00    (0.08)
                                            --------     --------  --------  -------  -------  -------
Dividends
Dividends from net investment
 income................................        (0.22)       (0.42)    (0.49)   (0.54)   (0.56)   (0.55)
                                            --------     --------  --------  -------  -------  -------
Net asset value at end of period.......     $  10.06     $  10.28  $  10.51  $  9.99  $  9.85  $  9.41
                                            --------     --------  --------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net
 asset value(b)........................         0.00%*       1.86%    10.39%    6.99%   11.03%   (0.73)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $106,830     $112,584  $116,056  $86,160  $75,533  $68,762
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.79%**      0.79%     0.79%    0.79%    0.79%    0.82%
  Expenses, prior to waiver from The
   Bank of New York....................         0.92%**      0.89%     0.89%    0.93%    0.94%    0.92%
  Net investment income, net of
   waiver from The Bank of New
   York................................         3.89%**      3.39%     4.45%    5.15%    5.92%    5.76%
Portfolio turnover rate................            5%*         87%       41%      44%      10%      16%

* Not annualized.
**Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

 Principal
  Amount                              Value
-----------                        -----------
            Mortgage-Backed Securities--
            34.8%
            Federal Home Loan Mortgage Corp.--31.5%
$    29,255 Pool #160074
            10.00%, 4/01/09....... $    31,930
    146,310 Pool #180006
            9.25%, 8/01/11........     161,396
    484,575 Gold Pool #E00678
            6.50%, 6/01/14........     512,355
 13,588,207 Gold Pool #E01386
            5.00%, 6/01/18........  13,632,109
  3,221,452 Gold Pool #E01425
            4.50%, 8/01/18........   3,155,062
  2,241,483 Gold Pool #E98903
            4.50%, 8/01/18........   2,195,289
  4,361,965 Gold Pool #E99778
            4.50%, 9/01/18........   4,272,071
  1,618,597 Gold Pool #B10824
            4.50%, 11/01/18.......   1,585,240
  4,728,000 Gold Pool #B14178
            4.00%, 5/01/19........   4,509,420
      9,626 Gold Pool #G00800
            7.00%, 11/01/26.......      10,217
    492,427 Gold Pool #G00767
            7.50%, 8/01/27........     531,917
    173,160 Gold Pool #C29166
            7.00%, 7/01/29........     183,313
    526,236 Gold Pool #C00896
            7.50%, 12/01/29.......     567,129
    204,574 Gold Pool #G01131
            7.50%, 9/01/30........     220,412
    375,105 Gold Pool #C01095
            7.00%, 11/01/30.......     396,984
     24,954 Gold Pool #C44362
            7.50%, 11/01/30.......      26,886

 Principal
  Amount                          Value
-----------                    -----------
            Mortgage-Backed Securities
            (Continued)
$    93,915 Gold Pool #C46812
            7.50%, 1/01/31.... $   101,186
     13,796 Gold Pool #C55047
            7.50%, 7/01/31....      14,859
    540,403 Gold Pool #C60567
            7.00%, 11/01/31...     571,454
  2,673,262 Gold Pool #C01329
            7.00%, 3/01/32....   2,826,863
  1,302,958 Gold Pool #C01345
            7.00%, 4/01/32....   1,375,235
  1,103,658 Gold Pool #C01351
            6.50%, 5/01/32....   1,151,143
  7,224,260 Gold Pool #C01385
            6.50%, 8/01/32....   7,535,080
  5,856,886 Gold Pool #G01443
            6.50%, 8/01/32....   6,108,876
    848,085 Gold Pool # C75331
            6.50%, 8/01/32....     884,573
  2,252,133 Gold Pool #C01403
            6.00%, 9/01/32....   2,304,373
    496,662 Gold Pool #C01396
            6.50%, 9/01/32....     518,030
  3,085,367 Gold Pool # C01404
            6.50%, 10/01/32...   3,218,113
  1,454,913 Gold Pool # C75536
            6.00%, 1/01/33....   1,488,661
    952,569 Gold Pool #C01500
            6.50%, 1/01/33....     993,552
 10,208,875 Gold Pool #G01513
            6.00%, 3/01/33....  10,445,679
  2,316,019 Gold Pool #C77416
            6.00%, 3/01/33....   2,369,741

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                         Value
-----------                   ------------
            Mortgage-Backed Securities
            (Continued)
$ 4,788,224 Gold Pool #C01511
            6.00%, 3/01/33... $  4,899,291
  4,775,286 Gold Pool #C79865
            5.00%, 6/01/33...    4,624,396
  3,937,298 Gold Pool #C01582
            5.50%, 7/01/33...    3,932,186
  4,579,050 Gold Pool #A12365
            5.00%, 8/01/33...    4,434,361
 10,814,846 Gold Pool #A14164
            5.00%, 10/01/33..   10,473,116
  3,526,137 Gold Pool #A13973
            5.50%, 10/01/33..    3,521,559
    216,303 Pool #A15024
            6.00%, 10/01/33..      221,197
  7,997,906 Gold Pool #A15479
            5.50%, 11/01/33..    7,987,523
  1,542,725 Gold Pool #A15851
            5.50%, 12/01/33..    1,540,722
  3,667,197 Gold Pool #A17572
            4.50%, 1/01/34...    3,430,936
  2,845,191 Gold Pool #A17356
            5.00%, 1/01/34...    2,749,481
  5,105,510 Gold Pool #A23396
            5.00%, 6/01/34...    4,933,765
 18,431,000 Gold Pool #C01847
            5.50%, 6/01/34...   18,378,048
  2,181,000 Gold Pool TBA
            5.50%, 7/01/34...    2,170,775
                              ------------
                               147,196,504
                              ------------

Principal
 Amount                        Value
----------                  -----------
           Mortgage-Backed Securities
           (Continued)
           Federal National Mortgage
           Association--2.2%
$   71,296 Pool #219238
           8.50%, 2/01/09.. $    74,885
   912,134 Pool #190770
           7.00%, 4/01/09..     948,987
   189,771 Pool #527268
           7.00%, 11/01/14.     201,627
 1,190,287 Pool #253942
           6.00%, 9/01/16..   1,242,020
 1,668,700 Pool #647532
           5.50%, 5/01/17..   1,711,563
 1,546,768 Pool #694970
           5.50%, 4/01/18..   1,585,864
 2,386,984 Pool #E555384
           5.50%, 4/01/18..   2,447,317
 2,103,323 Pool #545994
           7.00%, 10/01/32.   2,219,869
                            -----------
                             10,432,132
                            -----------
           Government National Mortgage
           Association--1.1%
    24,926 Pool #13416
           8.00%, 9/15/06..      25,991
    12,226 Pool #13688
           8.00%, 11/15/06.      12,748
    14,522 Pool #12766
           8.00%, 12/15/06.      15,142
    12,134 Pool #16080
           7.50%, 4/15/07..      12,715
   142,065 Pool #21598
           8.00%, 2/15/08..     151,853

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                      Value
----------                 ----------
           Mortgage-Backed Securities
           (Continued)
$   22,554 Pool #27246
           9.00%, 12/15/08 $   24,387
    12,780 Pool #31570
           9.50%, 6/15/09.     14,044
     5,808 Pool #34366
           9.50%, 9/15/09.      6,383
    12,130 Pool #33765
           9.50%, 10/15/09     13,329
    18,097 Pool #34704
           9.50%, 10/15/09     19,886
    82,286 Pool #171774
           9.00%, 9/15/16.     92,386
     7,891 Pool #290313
           9.50%, 5/15/20.      8,918
   202,510 Pool #319650
           7.00%, 11/15/22    216,497
   150,132 Pool #349306
           8.00%, 2/15/23.    165,918
    60,591 Pool #376445
           6.50%, 4/15/24.     63,747
    93,808 Pool #384069
           7.50%, 4/15/24.    101,547
   191,501 Pool #362262
           7.50%, 4/15/24.    207,300
    13,814 Pool #780689
           6.50%, 12/15/27     14,487
 1,541,140 Pool #464686
           6.50%, 7/15/28.  1,614,505
   104,215 Pool #511772
           8.00%, 11/15/30    114,249
   151,044 Pool #485393
           7.00%, 4/15/31.    160,554

Principal
 Amount                                   Value
----------                             ------------
           Mortgage-Backed Securities
           (Continued)
$  371,913 Pool #550475
           7.00%, 5/15/31............. $    395,328
 1,819,854 Pool #781336
           6.00%, 10/15/31............    1,869,264
                                       ------------
                                          5,321,178
                                       ------------
           Total Mortgage-Backed
           Securities
           (Cost $163,369,884)........  162,949,814
                                       ------------
           Corporate Bonds--24.4%
           Aerospace and Defense--0.6%
   767,000 General Dynamics Corp.
           4.25%, 5/15/13.............      714,724
 1,806,000 Lockheed Martin Corp.
           8.20%, 12/01/09............    2,116,310
                                       ------------
                                          2,831,034
                                       ------------
           Automotive--0.6%
 1,162,000 DaimlerChrysler NA
           Holdings
           7.20%, 9/01/09.............    1,264,900
   601,000 DaimlerChrysler NA
           Holdings
           6.50%, 11/15/13............      616,169
 1,030,000 Ford Motor Co.
           7.45%, 7/16/31.............      981,817
                                       ------------
                                          2,862,886
                                       ------------
           Banking and Finance--0.5%
   581,000 Bank of America Corp.
           7.40%, 1/15/11.............      658,458
 2,020,000 Wells Fargo & Co.
           4.625%, 4/15/14............    1,902,490
                                       ------------
                                          2,560,948
                                       ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                             Value
----------                        ----------
           Corporate Bonds (Continued)
           Beverages--Food and Tobacco--0.5%
$1,017,000 General Mills, Inc.
           2.625%, 10/24/06...... $  995,069
   454,000 Kellogg Co.
           2.875%, 6/01/08.......    434,584
   885,000 Kellogg Co.
           6.60%, 4/01/11........    970,728
                                  ----------
                                   2,400,381
                                  ----------
           Beverages--Soft Drinks--0.4%
   512,000 Coca-Cola Enterprises
           5.25%, 5/15/07........    536,518
 1,483,000 PepsiCo, Inc.
           3.20%, 5/15/07........  1,474,532
                                  ----------
                                   2,011,050
                                  ----------
           Communications, Media and
           Entertainment--2.0%
 4,191,000 AOL Time Warner, Inc.
           6.75%, 4/15/11........  4,513,683
 2,370,000 Comcast Corp.
           7.05%, 3/15/33........  2,455,021
 1,012,000 Liberty Media Corp.
           3.50%, 9/25/06........  1,010,163
   904,000 News America Holdings
           9.25%, 2/01/13........  1,134,302
                                  ----------
                                   9,113,169
                                  ----------
           Computers--Micro--0.3%
   433,000 IBM Corp.
           4.75%, 11/29/12.......    423,599
 1,040,000 IBM Corp.
           7.00%, 10/30/25.......  1,157,343
                                  ----------
                                   1,580,942
                                  ----------

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Computers--Software and Peripherals--0.0%
$1,643,000 Metromedia Fiber Network,
           Inc. 10.00%, 12/15/09 (a)..... $       --
                                          ----------
           Consumer Goods and Services--0.3%
 1,233,000 Cendant Corp.
           7.375%, 1/15/13...............  1,375,307
                                          ----------
           Financial Services--10.2%
 1,211,000 American General Finance,
           Series H
           5.375%, 10/01/12..............  1,212,859
 2,500,000 Ameritech Capital Funding
           Corp. 6.30%, 10/15/04.........  2,529,615
   948,000 Capital One Bank
           5.75%, 9/15/10................    974,244
   914,000 Caterpillar Financial Services
           Corp. 2.35%, 9/15/06..........    895,914
   551,000 CIT Group, Inc.
           3.375%, 4/01/09...............    523,253
 3,169,000 Citigroup, Inc.
           3.50%, 2/01/08................  3,125,404
 1,150,000 Countrywide Home Loan
           2.875%, 2/15/07...............  1,127,642
 3,534,000 Ford Motor Credit Co.
           7.375%, 10/28/09..............  3,771,577
 2,172,000 General Electric Capital Corp.
           3.125%, 4/01/09...............  2,062,153
 2,500,000 General Electric Capital Corp.
           6.75%, 3/15/32................  2,687,538
 6,059,000 General Motors Acceptance
           Corp. 5.85%, 1/14/09..........  6,139,712
 1,116,000 General Motors Acceptance
           Corp. 6.875%, 8/28/12.........  1,135,260

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$2,864,000 Goldman Sachs Group, Inc.
           5.15%, 1/15/14............. $ 2,750,351
   889,000 Goldman Sachs Group, Inc.
           6.125%, 2/15/33............     838,993
 3,026,000 Merrill Lynch & Co.
           4.125%, 1/15/09............   2,984,740
 1,121,000 Merrill Lynch & Co. FRN
           2.8972%, 3/02/09...........   1,106,057
 2,936,000 Morgan Stanley
           3.875%, 1/15/09............   2,858,516
   400,000 SLM Corp.
           3.95%, 8/15/08.............     395,375
   994,000 SLM Corp.
           5.375%, 1/15/13............     993,466
 4,180,000 Verizon Global Funding
           Corp. 7.25%, 12/01/10......   4,673,136
 1,346,000 Verizon Global Funding
           Corp. 7.75%, 12/01/30......   1,511,800
 3,171,000 Washington Mutual Financial
           Corp. 6.25%, 5/15/06.......   3,357,930
                                       -----------
                                        47,655,535
                                       -----------
           Forest and Paper Products--0.3%
 1,436,000 International Paper Co.
           5.85%, 10/30/12............   1,458,522
                                       -----------
           Health Care Products and Services--0.1%
   347,000 Abbott Laboratories
           5.625%, 7/01/06............     364,224
                                       -----------
           Household and Personal Care
           Products--0.3%
   505,000 The Procter & Gamble Co.
           6.875%, 9/15/09............     564,879

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  955,000 The Procter & Gamble Co.
           5.50%, 2/01/34............ $  901,807
                                      ----------
                                       1,466,686
                                      ----------
           Insurance--0.2%
   866,000 MetLife, Inc..............
           6.50%, 12/15/32...........    886,974
                                      ----------
           Oil and Gas--1.1%
   689,000 ChevronTexaco Capital Co.
           3.375%, 2/15/08...........    679,403
 2,007,000 Conoco Funding Co.
           6.35%, 10/15/11...........  2,183,737
 1,353,000 Occidental Petroleum Corp.
           4.25%, 3/15/10............  1,328,237
   965,000 Pemex Project Funding
           Master Trust
           9.125%, 10/13/10..........  1,104,925
                                      ----------
                                       5,296,302
                                      ----------
           Pharmaceuticals--0.3%
 1,450,000 GlaxoSmithKline PLC
           2.375%, 4/16/07...........  1,409,928
                                      ----------
           Real Estate Investment Trusts--0.2%
   882,000 EOP Operating LP
           4.75%, 3/15/14............    812,604
                                      ----------
           Resorts and Entertainment--0.4%
 1,743,000 Walt Disney Co.
           5.375%, 6/01/07...........  1,814,995
                                      ----------
           Retail--Department Stores--0.3%
 1,193,000 Target Corp.
           6.35%, 1/15/11............  1,300,749
                                      ----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
           Retail--Discount Stores--0.5%
$2,544,000 Wal-Mart Stores, Inc.
           4.125%, 2/15/11............. $ 2,455,387
                                        -----------
           Retail--Food Stores--0.3%
 1,412,000 The Kroger Co.
           5.50%, 2/01/13..............   1,408,124
                                        -----------
           Telecommunications--2.3%
 1,776,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............   2,020,134
 1,442,000 Cox Communication, Inc.
           3.875%, 10/01/08............   1,405,885
 1,862,000 Deutsche Telekom
           International Finance
           5.25%, 7/22/13..............   1,812,715
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07 (a)..........          --
 1,930,000 NEXTLINK
           Communications, Inc.
           10.75%, 11/15/08 (a)........          --
   898,000 Sprint Capital Corp.
           6.125%, 11/15/08............     943,905
 1,071,000 Sprint Capital Corp.
           8.75%, 3/15/32..............   1,248,015
 2,078,000 Verizon Virginia, Inc.
           4.625%, 3/15/13.............   1,940,318
 1,344,000 Vodafone Group PLC
           3.95%, 1/30/08..............   1,342,686
 1,406,000 Williams Communication
           Group, Inc.
           10.875%, 10/01/09 (a).......          --
                                        -----------
                                         10,713,658
                                        -----------

Principal
 Amount                                    Value
----------                              ------------
           Corporate Bonds (Continued)
           Transportation--0.7%
$1,410,000 Burlington Northern Santa Fe
           Corp. 7.95%, 8/15/30........ $  1,687,451
 1,364,000 Union Pacific Corp.
           5.375%, 5/01/14.............    1,343,985
                                        ------------
                                           3,031,436
                                        ------------
           Utilities--Gas and Electric--1.8%
 2,044,000 Carolina Power and Light
           Co. 5.125%, 9/15/13.........    2,012,679
 1,831,000 ConEdison Co.
           4.875%, 2/01/13.............    1,794,288
   978,000 Dominion Resources, Inc.
           4.125%, 2/15/08.............      976,537
 1,186,000 Dominion Resources, Inc.
           Series E
           6.75%, 12/15/32.............    1,191,319
 1,074,000 Florida Power & Light Co.
           5.65%, 2/01/35..............    1,016,701
   604,000 Sempra Energy...............
           6.00%, 2/01/13..............      624,096
   899,000 Valero Energy Corp.
           6.875%, 4/15/12.............      977,548
                                        ------------
                                           8,593,168
                                        ------------
           Waste Management--0.2%
   988,000 Waste Management, Inc.
           5.00%, 3/15/14..............      939,063
                                        ------------
           Total Corporate Bonds
           (Cost $119,196,604).........  114,343,072
                                        ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                             Value
-----------                       -----------
            United States
            Government Agencies &
            Obligations--23.4%
            Federal Home Loan Mortgage Corp.--3.0%
$ 9,648,000 1.50%, 8/15/05....... $ 9,557,858
  4,416,000 4.875%, 3/15/07......   4,583,455
                                  -----------
                                   14,141,313
                                  -----------
            Federal National Mortgage
            Association--6.8%
  2,279,000 1.11%, 7/15/04+......   2,277,946
  1,475,000 2.875%, 10/15/05.....   1,482,617
 12,533,000 4.375%, 10/15/06.....  12,850,599
  3,397,000 6.00%, 5/15/08.......   3,658,861
  2,433,000 4.00%, 9/02/08.......   2,419,200
    492,000 6.125%, 3/15/12......     530,533
    640,000 5.50%, 7/18/12.......     645,143
  5,941,000 5.125%, 1/02/14......   5,781,573
  1,896,000 6.25%, 5/15/29.......   1,994,583
                                  -----------
                                   31,641,055
                                  -----------
            United States Treasury Bonds--6.0%
 11,994,000 7.125%, 2/15/23......  14,539,450
 12,009,000 6.125%, 8/15/29......  13,209,900
    500,000 5.375%, 2/15/31......     504,278
                                  -----------
                                   28,253,628
                                  -----------
            United States Treasury Notes--7.6%
    600,000 1.75%, 12/31/04......     600,164
  2,354,000 1.625%, 9/30/05......   2,336,529
  1,461,000 1.875%, 1/31/06......   1,447,075
 10,708,000 4.375%, 5/15/07......  11,067,725
  4,054,488 3.625%, 1/15/08......   4,430,955
    110,000 6.00%, 8/15/09.......     120,875
  4,695,424 3.00%, 7/15/12.......   5,076,195
  9,583,000 4.25%, 8/15/13.......   9,354,656

Principal
 Amount                               Value
----------                         ------------
           United States Government
           Agencies & Obligations
           (Continued)
$1,000,000 4.00%, 2/15/14......... $    953,047
                                   ------------
                                     35,387,221
                                   ------------
           Total United States
           Government Agencies &
           Obligations
           (Cost $111,414,592)....  109,423,217
                                   ------------
           COLLATERALIZED MORTGAGE
           OBLIGATIONS--8.3%
           Federal Home Loan Mortgage Corp.--1.5%
   982,391 Series SF1, Class A3
           2.00%, 12/15/08........      977,118
 1,000,000 Series 1678CA
           6.00%, 2/15/09.........    1,046,145
 2,676,000 Series H010 A2
           2.028%, 4/15/10........    2,644,034
   992,790 Series 1627-PJ
           6.00%, 3/15/23.........    1,017,975
 1,132,878 Series 2154PK
           6.50%, 10/15/27........    1,142,894
                                   ------------
                                      6,828,166
                                   ------------
           Federal National Mortgage
           Association--0.1%
   273,348 Series 1999-55PA
           7.00%, 6/18/13.........      274,323
   360,534 Series 1993-96PJ
           7.00%, 8/25/22.........      360,207
                                   ------------
                                        634,530
                                   ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                 Value
----------                            ----------
           Collateralized Mortgage
           Obligations (Continued)
           Financial Services--6.4%
$  558,076 Bank of America Mortgage
           Securities, Inc.,
           Series 2002-A, Class A1
           5.242%, 2/25/32........... $  568,001
 1,976,899 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 9/15/08............  2,069,565
 3,443,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36...........  3,738,775
 2,644,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40............  2,559,803
 2,325,000 GE Capital Commercial
           Mortgage Corp.
           Series 2003-C1, Class A2
           4.093%, 1/10/38...........  2,286,027
 4,330,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33............  4,745,541

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
$  827,608 Residential Accredit
           Loans, Inc.
           Series 2002-QS5, Class A9
           5.00%, 1/25/33............. $   843,007
 7,500,000 Washington Mutual,
           Series 2003-AR9, Class 1A2A
           2.34%, 9/25/33.............   7,487,885
 3,250,000 Washington Mutual
           Series 2003-AR9, Class 1A2B
           3.14%, 9/25/33.............   3,261,133
 2,655,000 Washington Mutual
           Series 2003-AR10, Class A2
           2.60%, 10/25/33............   2,654,798
                                       -----------
                                        30,214,535
                                       -----------
           Government National Mortgage
           Association--0.3%
 1,256,542 Series 2003-47, Class A
           2.848%, 6/16/18............   1,236,914
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $38,161,021).........  38,914,145
                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Asset-Backed
           Securities--4.6%
           Asset-Backed Securities--Credit Cards--
           2.0%
$2,705,000 Citibank Credit Card Master
           Trust I
           Series 1999-7, Class A
           6.65%, 11/15/06.............. $2,754,708
 6,180,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08...............  6,487,335
                                         ----------
                                          9,242,043
                                         ----------
           Asset-Backed Securities--Trade & Lease
           Receivables--2.6%
 1,138,000 BMW Owners Trust,
           Series 2004-A, Class A3
           2.67%, 3/25/08...............  1,129,456
 1,312,313 Capital Auto Receivables
           Asset Trust,
           Series 2002-2, Class A3
           3.82%, 7/15/05...............  1,317,062
 2,538,000 Chase Manhattan Auto
           Owner Trust,
           Series 2003-A, Class A4
           2.06%, 12/15/09..............  2,459,052

Principal
 Amount                                      Value
----------                                -----------
           Asset-Backed Securities
           (Continued)
$3,762,000 Daimler Chyrsler Auto Trust,
           Series 2002-B, Class A4
           3.53%, 12/06/07............... $ 3,799,531
 3,485,000 Volkswagen Auto Loan
           Enhanced Trust,
           Series 2003-1, Class A3
           1.49%, 5/21/07................   3,448,319
                                          -----------
                                           12,153,420
                                          -----------
           Total Asset-Backed
           Securities
           (Cost $21,072,151)............  21,395,463
                                          -----------
           Foreign Government Agencies
           & Obligations--0.4%
 2,019,000 United Mexican States (Mexico)
           6.375%, 1/16/13
           (Cost $2,054,772).............   2,014,962
                                          -----------
Number of
 Shares
----------
           Warrants--0.0%
           Telecommunications--0.0%
     1,391 Abovenet Inc.
           (Cost $0).....................          --
                                          -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                   Value
----------                             ------------
           Money Market Fund--3.8%
17,560,783 BNY Hamilton Money Fund
           (Hamilton Shares), 0.98%(b)
           (Cost $17,560,783)......... $ 17,560,783
                                       ------------
           Total Investments
           (Cost $472,829,807)(c)--
           99.7%......................  466,601,456
           Other assets less
           liabilities--0.3%..........    1,261,157
                                       ------------
           Net Assets--100.0%......... $467,862,613
                                       ------------

(a)Issue is currently in default.
(b)Represents annualized 7 days yield at June 30, 2004.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized depreciation was $6,230,324 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $3,431,615 and aggregate gross unrealized depreciation of $9,661,939.
+ Discounted rate at time of purchase for United States Government Agencies & Obligations.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $472,829,807)..................... $466,601,456
             Receivables:
              Investments sold........................    7,662,443
              Interest................................    4,373,928
              Capital stock sold......................       65,180
             Other assets.............................       26,552
                                                       ------------
              Total Assets............................  478,729,559
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    9,644,608
              Dividends...............................      523,631
              Capital stock repurchased...............      225,387
              Services provided by The Bank of New
               York and Administrator.................      307,753
             Accrued expenses and other liabilities...      165,567
                                                       ------------
              Total Liabilities.......................   10,866,946
                                                       ------------
           Net Assets:................................ $467,862,613
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $     46,354
             Paid in capital..........................  475,504,245
             Undistributed net investment loss........   (1,806,312)
             Accumulated net realized gain on
              investments.............................      346,677
             Net unrealized depreciation on
              investments.............................   (6,228,351)
                                                       ------------
           Net Assets................................. $467,862,613
                                                       ------------
           Class A Shares:
             Net assets............................... $  5,527,128
                                                       ------------
             Shares outstanding.......................      547,367
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.10
             Sales charge--4.25% of public offering
              price...................................         0.45
                                                       ------------
             Maximum offering price................... $      10.55
                                                       ------------
           Institutional Shares:
             Net assets............................... $462,335,485
                                                       ------------
             Shares outstanding.......................   45,806,832
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.09
                                                       ------------
           Class A Shares authorized @ $.001 par
            value.....................................  200,000,000
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

           Investment Income:
              Interest................................. $10,437,888
                                                        -----------
           Expenses:
             Advisory..................................   1,170,420
             Administration............................     468,168
             Transfer agent............................      64,021
             Custodian.................................      34,910
             Accounting services.......................      29,823
             Audit.....................................      12,789
             Legal.....................................       9,100
             12b-1 fee--Class A Shares.................       9,052
             Registration and filings..................       8,793
             Directors.................................       7,633
             Reports to shareholders...................       6,909
             Insurance.................................       4,817
             Cash management...........................       3,950
             Other.....................................      25,355
                                                        -----------
              Total Expenses...........................   1,855,740
             Fees waived by The Bank of New York
              (Note 3).................................      (2,054)
             Earnings credit adjustment (Note 3).......      (2,173)
                                                        -----------
              Net Expenses.............................   1,851,513
                                                        -----------
              Net Investment Income....................   8,586,375
                                                        -----------
           Realized and Unrealized Loss on
            Investments:
             Net realized loss on investments..........     (28,411)
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  (8,617,694)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (8,646,105)
                                                        -----------
             Net decrease in net assets resulting from
              operations............................... $   (59,730)
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                                                 Six Months Ended  Year Ended
                                                                                                  June 30, 2004   December 31,
                                                                                                   (unaudited)        2003
                                                                                                 ---------------- ------------
Operations:
  Net investment income.........................................................................   $  8,586,375   $ 17,309,044
  Net realized gain (loss) on investments.......................................................        (28,411)    12,440,535
  Increase (decrease) in unrealized appreciation/depreciation on investments....................     (8,617,694)   (13,288,187)
                                                                                                   ------------   ------------
   Net increase (decrease) in net assets resulting from operations..............................        (59,730)    16,461,392
                                                                                                   ------------   ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Class A Shares..........................................       (122,752)      (385,272)
                         Institutional Shares...................................................     (9,152,581)   (20,496,851)
  Distributions from capital gains: Class A Shares..............................................             --        (89,409)
                     Institutional Shares.......................................................             --     (5,483,886)
                                                                                                   ------------   ------------
                                                                                                     (9,275,333)   (26,455,418)
                                                                                                   ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..............................................        905,883      2,309,534
                     Institutional Shares.......................................................     62,554,324     63,125,140
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Class A Shares...............................................................................        112,504        403,627
   Institutional Shares.........................................................................      1,080,216      7,035,445
  Value of capital stock repurchased: Class A Shares............................................     (3,061,345)    (4,237,864)
                      Institutional Shares......................................................    (54,131,992)   (71,052,808)
                                                                                                   ------------   ------------
   Net increase (decrease) in net assets resulting from capital stock transactions..............      7,459,590     (2,416,926)
                                                                                                   ------------   ------------
     Decrease in Net Assets.....................................................................     (1,875,473)   (12,410,952)
Net Assets:
  Beginning of year.............................................................................    469,738,086    482,149,038
                                                                                                   ------------   ------------
  End of period.................................................................................   $467,862,613   $469,738,086
                                                                                                   ------------   ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares...................................................................         87,995        220,410
         Institutional Shares...................................................................      6,070,671      6,029,596
  Shares issued on reinvestment of dividends and distributions: Class A Shares..................         10,953         38,649
                                      Institutional Shares......................................        105,707        663,601
  Shares repurchased: Class A Shares............................................................       (302,625)      (404,667)
             Institutional Shares...............................................................     (5,264,978)    (6,791,365)
                                                                                                   ------------   ------------
   Net increase (decrease)......................................................................        707,723       (243,776)
  Shares outstanding, beginning of year.........................................................     45,646,476     45,890,252
                                                                                                   ------------   ------------
  Shares outstanding, end of period.............................................................     46,354,199     45,646,476
                                                                                                   ------------   ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights

                                                                   Class A Shares
                                              -------------------------------------------------------
                                              Six Months Ended         Year Ended December 31,
                                               June 30, 2004   --------------------------------------
                                                (Unaudited)     2003    2002   2001(a)  2000     1999
                                              ---------------- ------  ------  ------- ------  ------
PER SHARE DATA:
Net asset value at beginning of year.........      $10.30      $10.51  $10.24  $10.12  $ 9.84  $10.61
                                                   ------      ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income........................        0.18        0.35    0.49    0.56    0.58    0.57
Net realized and unrealized gain (loss) on
 investments.................................       (0.19)      (0.01)   0.29    0.13    0.28   (0.76)
                                                   ------      ------  ------  ------  ------  ------
  Total from investment operations...........       (0.01)       0.34    0.78    0.69    0.86   (0.19)
                                                   ------      ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income.........       (0.19)      (0.43)  (0.51)  (0.57)  (0.58)  (0.56)
Distributions from capital gains.............          --       (0.12)     --      --      --   (0.02)
                                                   ------      ------  ------  ------  ------  ------
  Total dividends and distributions..........       (0.19)      (0.55)  (0.51)  (0.57)  (0.58)  (0.58)
                                                   ------      ------  ------  ------  ------  ------
Net asset value at end of period.............      $10.10      $10.30  $10.51  $10.24  $10.12  $ 9.84
                                                   ------      ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset
 value(b)....................................       (0.11)%*     3.29%   7.82%   6.95%   9.10%  (1.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted).............................      $5,527      $7,733  $9,429  $6,002  $4,912  $4,607
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
   New York..................................        1.04%**     1.04%   1.04%   1.03%   1.03%   1.05%
  Expenses, prior to waiver from The Bank of
   New York..................................        1.04%**     1.04%   1.05%   1.04%   1.04%   1.09%
  Net investment income, net of waiver from
   The Bank of New York......................        3.41%**     3.32%   4.77%   5.43%   5.93%   5.62%
Portfolio turnover rate......................          49%*       110%     98%    106%     76%     57%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                               Institutional Shares
                                        -----------------------------------------------------------------
                                        Six Months Ended              Year Ended December 31,
                                         June 30, 2004   ------------------------------------------------
                                          (Unaudited)      2003      2002     2001(a)    2000       1999
                                        ---------------- --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year...     $  10.29     $  10.51  $  10.24  $  10.12  $   9.84  $  10.61
                                            --------     --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income..................         0.19         0.37      0.52      0.58      0.61      0.60
Net realized and unrealized gain (loss)
 on investments........................        (0.19)       (0.02)     0.28      0.14      0.28     (0.76)
                                            --------     --------  --------  --------  --------  --------
  Total from investment operations.....           --         0.35      0.80      0.72      0.89     (0.16)
                                            --------     --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment
 income................................        (0.20)       (0.45)    (0.53)    (0.60)    (0.61)    (0.59)
Distributions from capital gains.......           --        (0.12)       --        --        --     (0.02)
                                            --------     --------  --------  --------  --------  --------
  Total dividends and distributions....        (0.20)       (0.57)    (0.53)    (0.60)    (0.61)    (0.61)
                                            --------     --------  --------  --------  --------  --------
Net asset value at end of period.......     $  10.09     $  10.29  $  10.51  $  10.24  $  10.12  $   9.84
                                            --------     --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net
 asset value(b)........................         0.01%*       3.43%     8.08%     7.21%     9.37%    (1.47)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................     $462,336     $462,005  $472,896  $436,985  $415,608  $393,680
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York....................         0.79%**      0.79%     0.79%     0.78%     0.79%     0.78%
  Expenses, prior to waiver from The
   Bank of New York....................         0.79%**      0.79%     0.80%     0.79%     0.79%     0.78%
  Net investment income, net of
   waiver from The Bank of
   New York............................         3.67%**      4.07%     5.02%     5.69%     6.18%     5.89%
Portfolio turnover rate................           49%*        110%       98%      106%       76%       57%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
* Not annualized.
**Annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds--96.3%
          Advertising and Marketing Services--1.2%
$  30,000 Lamar Media Corp.
          7.25%, 1/01/13............... $   30,675
  725,000 R.H. Donnelley Finance
          Corp. 8.875%, 12/15/10.......    799,313
  563,000 R.H. Donnelley Finance
          Corp.*
          10.875%, 12/15/12............    655,895
  160,000 R.H. Donnelley Finance
          Corp.*
          10.875%, 12/15/12............    186,400
                                        ----------
                                         1,672,283
                                        ----------
          Aerospace & Defense--0.7%
  740,000 L-3 Communications Corp.
          7.625%, 6/15/12..............    784,400
  115,000 L-3 Communications Corp.
          Series B
          8.00%, 8/01/08...............    119,600
                                        ----------
                                           904,000
                                        ----------
          Agricultural--0.5%
  265,000 Gold Kist, Inc.*
          10.25%, 3/15/14..............    288,850
  340,000 Seminis, Inc.
          10.25%, 10/01/13.............    371,450
                                        ----------
                                           660,300
                                        ----------
          Automotive--2.0%
  890,000 AutoNation, Inc.
          9.00%, 8/01/08...............  1,010,150
  160,000 Group 1 Automotive, Inc.
          8.25%, 8/15/13...............    168,400
  105,000 Navistar International Corp.
          7.50%, 6/15/11...............    108,150

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  250,000 Sonic Automotive, Inc.
           Series B
           8.625%, 8/15/13............. $  261,875
    85,000 United Auto Group, Inc.*
           9.625%, 3/15/12.............     93,500
   480,000 United Rentals NA, Inc.
           6.50%, 2/15/12..............    456,000
   625,000 United Rentals NA, Inc.
           7.75%, 11/15/13.............    593,750
    15,000 Universal Compression, Inc.*
           7.25%, 5/15/10..............     15,563
                                        ----------
                                         2,707,388
                                        ----------
           Beverages--Food and Tobacco--3.1%
   550,000 Constellation Brands, Inc.
           Series B
           8.125%, 1/15/12.............    588,500
   265,000 Constellation Brands, Inc.
           Series B
           8.625%, 8/01/06.............    286,863
   725,000 Dean Foods, Co.
           8.15%, 8/01/07..............    784,813
   535,000 Del Monte Corp.
           8.625%, 12/15/12............    579,138
   285,000 Pinnacle Foods Holding
           Corp.*
           8.25%, 12/01/13.............    276,450
   170,000 Pinnacle Foods Holding
           Corp.*
           8.25%, 12/01/13.............    164,900
   255,000 Smithfield Foods, Inc.
           7.75%, 5/15/13..............    269,025
   740,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09.............    801,049

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
$ 328,000 United Agri Products
          8.25%, 12/15/11........... $  367,360
                                     ----------
                                      4,118,098
                                     ----------
          Biotechnology--0.0%
   35,000 Bio-Rad Laboratories, Inc.
          7.50%, 8/15/13............     37,013
                                     ----------
          Building and Building Products--1.1%
  355,000 American Standard, Inc.
          7.375%, 2/01/08...........    385,175
  470,000 Nortek Holdings, Inc.
          9.875%, 6/15/11...........    538,150
  300,000 Ryland Group, Inc.
          9.75%, 9/01/10............    334,500
  205,000 US Concrete, Inc.*
          8.375%, 4/01/14...........    205,513
                                     ----------
                                      1,463,338
                                     ----------
          Business Equipment and Services--0.3%
  340,000 Xerox Corp.
          9.75%, 1/15/09............    388,450
                                     ----------
          Chemicals--1.9%
  145,000 Acetex Corp.
          10.875%, 8/01/09..........    159,500
  110,000 Airgas, Inc.*
          6.25%, 7/15/14............    105,875
  105,000 Arco Chemical Co.
          10.25%, 11/01/10..........    107,100
  765,000 FMC Corp.
          10.25%, 11/01/09..........    883,575
  420,000 Huntsman LLC
          11.625%, 10/15/10.........    466,200
  300,000 MacDermid, Inc.
          9.125%, 7/15/11...........    336,000

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
$ 525,000 Nalco Co.*
          7.75%, 11/15/11........... $  552,563
                                     ----------
                                      2,610,813
                                     ----------
          Coal--1.0%
  210,000 Luscar Coal Ltd. (Canada)
          9.75%, 10/15/11...........    237,300
  320,000 Massey Energy Co.
          6.625%, 11/15/10..........    320,000
  660,000 Peabody Energy Corp.
          5.875%, 4/15/16...........    603,900
  175,000 Peabody Energy Corp.*
          6.875%, 3/15/13...........    178,063
                                     ----------
                                      1,339,263
                                     ----------
          Communications, Media and
          Entertainment--13.2%
  595,000 Alliance Atlantis
          Communications, Inc.
          (Canada)
          13.00%, 12/15/09..........    657,475
  700,000 Cablevision Systems Corp.*
          8.00%, 4/15/12............    693,000
  445,000 Capitol Records, Inc.*
          8.375%, 8/15/09...........    478,875
  530,000 Charter Communications
          Operating LLC*
          8.375%, 4/30/14...........    515,425
  170,000 Consolidated Communication
          Holdings*
          9.75%, 4/01/12............    173,400
  150,000 Corus Entertainment, Inc.
          8.75%, 3/01/12............    161,063
  215,000 CSC Holdings, Inc.
          7.25%, 7/15/08............    218,225

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                     Value
-----------                              -------------
              Corporate Bonds (Continued)
$   430,000   CSC Holdings, Inc.
              10.50%, 5/15/16........... $     484,825
    380,000   CSC Holdings, Inc.
              Series B
              8.125%, 7/15/09...........       397,100
  2,490,000   Directv Holdings/Finance*
              8.375%, 3/15/13...........     2,767,012
    950,000   EchoStar DBS Corp.
              5.75%, 10/01/08...........       941,688
    335,000   EchoStar DBS Corp.
              9.125%, 1/15/09...........       368,919
  1,420,000   EchoStar DBS Corp.
              6.375%, 10/01/11..........     1,405,799
    285,000   Emmis Operating Co.*
              6.875%, 5/15/12...........       280,725
     90,000   Entravision Communications
              Corp.
              8.125%, 3/15/09...........        93,263
    200,000   Gray Television, Inc.
              9.25%, 12/15/11...........       220,250
  1,025,000   Kabel Deutschland GmbH
              (Germany)*
              10.625%, 7/01/14..........     1,058,312
    265,000   Mediacom LLC
              9.50%, 1/15/13............       257,050
    260,000   Medianews Group, Inc.
              6.875%, 10/01/13..........       247,000
    600,000   Radio One, Inc.
              Series B*
              8.875%, 7/01/11...........       657,750
    655,000   Rogers Cable, Inc.
              7.875%, 5/01/12...........       693,689
    300,000   Shaw Communications, Inc.
              (Canada)
              7.25%, 4/06/11............       312,816

 Principal
  Amount                                           Value
-----------                                    -------------
                Corporate Bonds (Continued)
$   235,000     Shaw Communications, Inc.
                (Canada)
                7.20%, 12/15/11............... $     244,389
  1,060,000     Shaw Communications, Inc.
                (Canada)
                8.25%, 4/11/10................     1,158,053
    515,000     Sinclair Broadcast Group, Inc.
                8.75%, 12/15/11...............       553,625
    315,000     Sinclair Broadcast Group, Inc.
                8.00%, 3/15/12................       323,663
    116,000     Susquehanna Media Co.
                7.375%, 4/15/13...............       119,045
    220,000     Vivendi Universal
                Entertainment (France)
                6.25%, 7/15/08................       234,373
  1,590,000     Vivendi Universal
                Entertainment (France)
                9.25%, 4/15/10................     1,879,300
    230,000     Warner Music Group*
                7.375%, 4/15/14...............       223,100
                                               -------------
                                                  17,819,209
                                               -------------
                Computer Hardware--0.6%
    805,000     Seagate Technology Holdings
                (Cayman Islands)
                8.00%, 5/15/09................       845,250
                                               -------------
                Computer Services--1.1%
    128,000     DigitalNet Holdings, Inc.
                9.00%, 7/15/10................       137,280
  1,355,000     Unisys Corp.
                6.875%, 3/15/10...............     1,402,425
                                               -------------
                                                   1,539,705
                                               -------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                        Value
-----------                                 -------------
                Corporate Bonds (Continued)
                Computers--Software and Peripherals--0.1%
$   180,000     UGS Corp.*
                10.00%, 6/01/12............ $     192,600
                                            -------------
                Consumer Goods and Services--1.5%
  1,337,000     Service Corp. International
                7.70%, 4/15/09.............     1,377,110
    480,000     Stewart Enterprises, Inc.
                10.75%, 7/01/08............       535,800
     95,000     The Scotts Co.
                6.625%, 11/15/13...........        95,475
                                            -------------
                                                2,008,385
                                            -------------
                Containers--3.9%
    525,000     Ball Corp.
                7.75%, 8/01/06.............       561,750
    229,000     Ball Corp.
                6.875%, 12/15/12...........       233,580
    240,000     Berry Plastics Corp.
                10.75%, 7/15/12............       267,600
    100,000     Crown Cork & Seal
                8.00%, 4/15/23.............        87,500
    360,000     Crown Euro Holdings SA*
                9.50%, 3/01/11.............       394,200
    210,000     Crown Euro Holdings SA*
                10.875%, 3/01/13...........       240,450
    235,000     Graphic Packaging
                International
                9.50%, 8/15/13.............       256,150
    200,000     Jefferson Smurfit Corp.*
                7.50%, 6/01/13.............       199,000
    290,000     Owens-Brockway Glass
                Containers, Inc.
                7.75%, 5/15/11.............       303,050

 Principal
  Amount                                         Value
-----------                                  -------------
              Corporate Bonds (Continued)
$   125,000   Owens-Brockway Glass
              Containers, Inc.
              8.75%, 11/15/12............... $     136,250
    300,000   Owens-Brockway Glass
              Containers, Inc.*
              8.875%, 2/15/09...............       325,500
    410,000   Silgan Holdings, Inc.
              6.75%, 11/15/13...............       399,750
    710,000   Smurfit-Stone Container
              8.25%, 10/01/12...............       741,950
    890,000   Stone Container Corp.
              9.25%, 2/01/08................       976,774
    115,000   Stone Container Corp.
              8.375%, 7/01/12...............       120,750
                                             -------------
                                                 5,244,254
                                             -------------
              Diversified Financial Services--0.9%
    193,578   AES Ironwood LLC
              8.857%, 11/30/25..............       205,193
    100,000   AES Red Oak LLC
              9.20%, 11/30/29...............       104,500
    798,006   Hollinger Participation Trust*
              12.125%, 11/15/10.............       933,667
                                             -------------
                                                 1,243,360
                                             -------------
              Electronic Equipment and
              Components--2.7%
    500,000   Celestica, Inc.
              7.875%, 7/01/11...............       512,500
    111,000   Fairchild Semiconductor
              International Ltd.
              10.50%, 2/01/09...............       121,268
    265,000   Fimep SA (France)*
              10.50%, 2/15/13...............       303,425

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                   Value
-----------                            -------------
              Corporate Bonds (Continued)
$   530,000   General Cable Corp.
              9.50%, 11/15/10......... $     572,400
    175,000   Legrand SA (France)
              8.50%, 2/15/25..........       181,125
  1,725,000   Sanmina-SCI Corp.
              10.375%, 1/15/10........     1,983,750
                                       -------------
                                           3,674,468
                                       -------------
              Financial Services--1.1%
    410,000   Arch Western Finance*
              6.75%, 7/01/13 (a)......       412,050
    550,000   BCP Caylux Holdings
              (Luxembourg)*
              9.625%, 6/15/14.........       572,688
    105,000   Couche-Tard US LP
              7.50%, 12/15/13.........       105,525
    371,159   Midland Funding II
              11.75%, 7/23/05.........       386,005
                                       -------------
                                           1,476,268
                                       -------------
              Forest and Paper Products--2.7%
    130,000   Appleton Papers, Inc.*
              8.125%, 6/15/11.........       132,275
    125,000   Appleton Papers, Inc.*
              9.75%, 6/15/14..........       125,938
    640,000   Cascades, Inc. (Canada)*
              7.25%, 2/15/13..........       640,000
  1,245,000   Georgia-Pacific Corp.
              7.375%, 7/15/08.........     1,332,150
    800,000   Georgia-Pacific Corp.
              8.875%, 5/15/31.........       858,000

 Principal
  Amount                                         Value
-----------                                  -------------
                Corporate Bonds (Continued)
$   270,000     Georgia-Pacific Corp.*
                8.875%, 2/01/10............. $     307,125
    260,000     Millar Western Forest
                7.75%, 11/15/13.............       262,600
                                             -------------
                                                 3,658,088
                                             -------------
                Health Care Products and Services--4.8%
    380,000     Coventry Health Care, Inc.
                8.125%, 2/15/12.............       418,000
    360,180     Dade Behring, Inc.
                11.91%, 10/03/10............       414,207
    900,000     HCA, Inc.
                7.875%, 2/01/11.............       988,373
    180,000     HCA, Inc.
                6.95%, 5/01/12..............       188,081
    300,000     HCA, Inc.
                6.30%, 10/01/12.............       300,631
    150,000     HCA, Inc.
                6.25%, 2/15/13..............       149,348
    380,000     IASIS Healthcare Corp.*
                8.75%, 6/15/14..............       390,450
    178,000     Kinetic Concepts, Inc.
                7.375%, 5/15/13.............       186,900
    305,000     Mariner Health Care, Inc.*
                8.25%, 12/15/13.............       321,775
  1,144,000     PacifiCare Health
                Systems, Inc.*
                10.75%, 6/01/09.............     1,309,879
    180,000     Psychiatric Solutions, Inc.*
                10.625%, 6/15/13............       205,650
    470,000     Select Medical Corp.
                7.50%, 8/01/13..............       465,300

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                 Value
-----------                          -------------
            Corporate Bonds (Continued)
$   605,000 Triad Hospitals, Inc.
            7.00%, 5/15/12.......... $     612,563
     30,000 Triad Hospitals, Inc.
            7.00%, 11/15/13.........        28,650
    260,000 Universal Hospital
            Services, Inc.
            10.125%, 11/01/11.......       265,200
    100,000 VWR International, Inc.*
            6.875%, 4/15/12.........       100,875
    115,000 VWR International, Inc.*
            8.00%, 4/15/14..........       118,450
                                     -------------
                                         6,464,332
                                     -------------
            Home Builders--0.9%
    235,000 KB Home
            5.75%, 2/01/14..........       217,375
    255,000 Meritage Corp.*
            9.75%, 6/01/11..........       281,775
    575,000 Standard Pacific Corp.
            6.50%, 10/01/08.........       577,875
    150,000 Standard Pacific Corp.*
            6.875%, 5/15/11.........       147,375
                                     -------------
                                         1,224,400
                                     -------------
            Hotels and Gaming--8.6%
    960,000 Ameristar Casinos, Inc.
            10.75%, 2/15/09.........     1,099,199
  1,425,000 Argosy Gaming Co.
            9.00%, 9/01/11..........     1,581,749
    205,000 Aztar Corp.*
            7.875%, 6/15/14.........       208,075
    375,000 Boyd Gaming Corp.*
            6.75%, 4/15/14..........       355,313

 Principal
  Amount                                     Value
-----------                              -------------
              Corporate Bonds (Continued)
$   210,000   Choctaw Resort
              Development Enterprise
              9.25%, 4/01/09............ $     226,800
    325,000   Chumash Casino & Resort*
              9.00%, 7/15/10 (a)........       354,250
    170,000   Hilton Hotels Corp.
              8.25%, 2/15/11............       189,975
    525,000   Horseshoe Gaming Holding
              Corp.
              Series B
              8.625%, 5/15/09...........       549,938
    890,000   Isle of Capri Casinos
              9.00%, 3/15/12............       963,425
    580,000   Mandalay Resort Group
              6.50%, 7/31/09............       592,325
    915,000   Mandalay Resort Group
              Series B
              10.25%, 8/01/07...........     1,020,225
    570,000   MGM Mirage, Inc.
              9.75%, 6/01/07............       625,575
    120,000   MGM Mirage, Inc.
              6.00%, 10/01/09...........       118,200
  1,340,000   MGM Mirage, Inc.
              8.50%, 9/15/10............     1,453,899
    225,000   Park Place Entertainment
              8.50%, 11/15/06...........       245,250
    230,000   Park Place Entertainment
              7.50%, 9/01/09............       243,225
     80,000   Penn National Gaming, Inc.
              Series B
              11.125%, 3/01/08..........        88,400
     55,000   Seneca Gaming Corp.*
              7.25%, 5/01/12............        55,206

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                       Value
-----------                                -------------
                Corporate Bonds (Continued)
$   285,000     Starwood Hotels & Resorts
                Worldwide, Inc.
                6.75%, 11/15/05........... $     294,975
    425,000     Station Casinos
                6.50%, 2/01/14............       411,188
    675,000     Sun International Hotels
                (Bahamas)
                8.875%, 8/15/11...........       723,938
    195,000     Venetian Casino Resort LLC
                11.00%, 6/15/10...........       226,200
                                           -------------
                                              11,627,330
                                           -------------
                Household and Personal Care
                Products--0.2%
    260,000     Elizabeth Arden, Inc.*
                7.75%, 1/15/14............       265,850
                                           -------------
                Insurance--1.3%
    345,000     Allmerica Financial Corp.
                7.625%, 10/15/25..........       326,025
    180,000     Crum & Forster Holdings
                Corp.
                10.375%, 6/15/13..........       197,100
    160,000     Fairfax Financial Holdings
                Ltd. (Canada)
                7.375%, 3/15/06...........       167,200
    575,000     Fairfax Financial Holdings
                Ltd. (Canada)
                7.375%, 4/15/18...........       503,125
    245,000     Fairfax Financial Holdings
                Ltd. (Canada)
                7.75%, 7/15/37............       203,350
    310,000     Markel Capital Trust I
                Series B
                8.71%, 1/01/46............       321,462
                                           -------------
                                               1,718,262
                                           -------------

 Principal
  Amount                                         Value
-----------                                  -------------
                Corporate Bonds (Continued)
                Internet Software & Services--0.1%
$   125,000     Videotron Ltee
                6.875%, 1/15/14............. $     122,188
                                             -------------
                Leisure--0.1%
    110,000     K2 Corp.*
                7.375%, 7/01/14.............       112,475
                                             -------------
                Machinery and Engineering--0.4%
    495,000     NMHG Holding Co.
                10.00%, 5/15/09.............       546,975
                                             -------------
                Manufacturing--0.7%
    265,000     Koppers, Inc.
                9.875%, 10/15/13............       291,500
    170,000     Samsonite Corp.*
                8.875%, 6/01/11.............       176,800
    385,000     SPX Corp.
                6.25%, 6/15/11..............       376,338
     75,000     SPX Corp.
                7.50%, 1/01/13..............        77,250
                                             -------------
                                                   921,888
                                             -------------
                Miscellaneous--1.7%
    745,000     Corrections Corp. of America
                7.50%, 5/01/11..............       756,175
    470,000     Corrections Corp. of
                America*
                9.875%, 5/01/09.............       524,050
  1,055,000     The Geo Group, Inc.
                8.25%, 7/15/13..............     1,049,725
                                             -------------
                                                 2,329,950
                                             -------------
                Oil and Gas--10.2%
    420,000     AmeriGas Partners LP
                8.875%, 5/20/11.............       449,400

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                     Value
-----------                              -------------
              Corporate Bonds (Continued)
$   105,000   AmeriGas Partners LP
              Series D
              10.00%, 4/15/06........... $     113,925
  1,415,000   Chesapeake Energy Corp.
              9.00%, 8/15/12............     1,598,949
     28,000   Chesapeake Energy Corp.
              6.875%, 1/15/16...........        27,440
    125,000   Chesapeake Energy Corp.*
              7.50%, 6/15/14............       129,375
    885,000   Chesapeake Energy Corp.*
              7.50%, 9/15/13............       924,824
     20,000   CITGO Petroleum Corp.
              7.875%, 5/15/06...........        21,000
  1,040,000   CITGO Petroleum Corp.*
              11.375%, 2/01/11..........     1,211,599
    990,000   Dynegy Holdings, Inc.
              10.125%, 7/15/13..........     1,076,624
    110,000   Encore Acquisition Co.
              8.375%, 6/15/12...........       118,250
    165,000   Encore Acquisition Co.*
              6.25%, 4/15/14............       155,925
    225,000   Evergreen Resources, Inc.*
              5.875%, 3/15/12...........       228,375
    565,000   EXCO Resources, Inc.
              7.25%, 1/15/11............       576,300
    130,000   Ferrellgas Partners LP
              8.75%, 6/15/12............       139,425
    670,000   Ferrellgas Partners LP*
              6.75%, 5/01/14............       649,900
    275,000   Forest Oil Corp.
              8.00%, 6/15/08............       294,250
    315,000   Forest Oil Corp.
              8.00%, 12/15/11...........       339,413

 Principal
  Amount                                       Value
-----------                                -------------
              Corporate Bonds (Continued)
$   570,000   GulfTerra Energy Partners LP
              8.50%, 6/01/10.............. $     622,725
    141,000   GulfTerra Energy Partners LP
              Series B
              8.50%, 6/01/11..............       153,338
    444,000   GulfTerra Energy
              Partners LP*
              10.625%, 12/01/12...........       530,580
     15,000   Hanover Compressor Co.
              8.625%, 12/15/10............        15,600
    175,000   Hanover Compressor Co.
              9.00%, 6/01/14..............       182,438
     20,000   Hanover Equipment
              Trust 2001
              Series A
              8.50%, 9/01/08..............        21,250
    380,000   Hanover Equipment
              Trust II 2001
              Series B
              8.75%, 9/01/11..............       408,500
    445,000   Premcor Refining Group
              9.25%, 2/01/10..............       503,963
    225,000   Premcor Refining Group
              6.125%, 5/01/11.............       225,000
    370,000   Premcor Refining Group
              7.75%, 2/01/12..............       385,725
     81,000   Premcor Refining Group
              9.50%, 2/01/13..............        93,758
    185,000   Swift Energy Co.
              7.625%, 7/15/11.............       187,775
    155,000   Swift Energy Co.
              9.375%, 5/01/12.............       166,238
    260,000   TransMontaigne, Inc.
              9.125%, 6/01/10.............       269,100

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                   Value
-----------                            -------------
              Corporate Bonds (Continued)
$   460,000   Western Oil Sands, Inc.
              (Canada)
              8.375%, 5/01/12......... $     501,400
    180,000   Westport Resources Corp.
              8.25%, 11/01/11.........       204,525
    705,000   Williams Cos., Inc.
              8.625%, 6/01/10.........       779,025
    300,000   Williams Cos., Inc.
              7.625%, 7/15/19.........       290,250
    224,000   Williams Cos., Inc.
              8.75%, 3/15/32..........       225,120
                                       -------------
                                          13,821,284
                                       -------------
              Pharmaceuticals--0.1%
    125,000   Omnicare, Inc.
              8.125%, 3/15/11.........       134,375
                                       -------------
              Publishing--2.2%
    620,000   Canwest Media, Inc.
              Series B (Canada)*
              7.625%, 4/15/13.........       640,150
    705,000   Dex Media West LLC
              9.875%, 11/15/09........       794,888
    475,000   Dex Media West LLC*
              Series B
              8.50%, 8/15/10..........       520,125
    405,000   Morris Publishing Co.
              7.00%, 8/01/13..........       386,775
     20,000   Quebecor Media, Inc.
              11.125%, 7/15/11........        22,925
    560,000   Reader's Digest
              Association, Inc.
              6.50%, 3/01/11..........       549,500
                                       -------------
                                           2,914,363
                                       -------------

 Principal
  Amount                                      Value
-----------                               -------------
                Corporate Bonds (Continued)
                Real Estate--1.4%
$   260,000     CB Richard Ellis Service
                9.75%, 5/15/10........... $     287,300
    225,000     CB Richard Ellis Service
                11.25%, 6/15/11..........       257,625
    730,000     LNR Property Corp.
                7.625%, 7/15/13..........       730,000
    665,000     LNR Property Corp.
                Series A
                7.25%, 10/15/13..........       651,700
                                          -------------
                                              1,926,625
                                          -------------
                Real Estate Investment Trusts--2.1%
    570,000     Host Marriott LP
                7.125%, 11/01/13.........       561,450
    600,000     Host Marriott LP
                Series G
                9.25%, 10/01/07..........       664,500
    275,000     Istar Financial, Inc.
                8.75%, 8/15/08...........       305,532
    650,000     Istar Financial, Inc.
                6.00%, 12/15/10..........       649,186
    200,000     Istar Financial, Inc.
                6.50%, 12/15/13..........       198,676
    265,000     Istar Financial, Inc.
                Series B
                4.875%, 1/15/09..........       257,923
    220,000     Istar Financial, Inc.*
                5.125%, 4/01/11..........       210,330
                                          -------------
                                              2,847,597
                                          -------------
                Retail--Food Stores--0.3%
    185,000     Stater Brothers Holdings*
                5.06%, 6/15/10...........       188,931
    145,000     Stater Brothers Holdings*
                8.125%, 6/15/12..........       146,269
                                          -------------
                                                335,200
                                          -------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                   Value
-----------                            -------------
              Corporate Bonds (Continued)
              Retail--Specialty Stores--1.7%
$   545,000   Office Depot, Inc.
              10.00%, 7/15/08......... $     629,475
    395,000   Rent-A-Center, Inc.
              7.50%, 5/01/10..........       406,850
    150,000   Rite Aid Corp.
              8.125%, 5/01/10.........       158,625
    765,000   Rite Aid Corp.*
              9.50%, 2/15/11..........       847,238
    265,000   The Pantry, Inc.
              7.75%, 2/15/14..........       259,700
                                       -------------
                                           2,301,888
                                       -------------
              Shipbuilding and Repairing--0.3%
    420,000   Ship Finance
              International Ltd.
              8.50%, 12/15/13.........       407,400
                                       -------------
              Telecommunications--7.7%
  1,057,000   Avaya, Inc.
              11.125%, 4/01/09........     1,241,974
    310,000   Cincinnati Bell, Inc.
              7.25%, 7/15/13..........       291,400
    215,000   Cincinnati Bell, Inc.
              8.375%, 1/15/14.........       192,425
    420,000   Corning, Inc.
              5.90%, 3/15/14..........       394,800
    305,000   Corning, Inc.
              6.20%, 3/15/16..........       284,413
    440,000   GCI, Inc.*
              7.25%, 2/15/14..........       422,400
    645,000   Inmarsat Finance PLC
              (Great Britain)*
              7.625%, 6/30/12.........       627,263

 Principal
  Amount                                       Value
-----------                                -------------
              Corporate Bonds (Continued)
$   580,000   Nextel Communications, Inc.
              9.375%, 11/15/09............ $     622,775
    915,000   Nextel Communications, Inc.
              9.50%, 2/01/11..............     1,029,375
    315,000   Nextel Communications, Inc.
              6.875%, 10/31/13............       313,819
    555,000   Nextel Communications, Inc.
              5.95%, 3/15/14..............       513,375
  1,330,000   Nextel Communications, Inc.
              7.375%, 8/01/15.............     1,349,949
    230,000   NTL Cable PLC
              (Great Britain)*
              8.75%, 4/15/14..............       236,900
    630,000   Qwest Corp.
              7.50%, 6/15/23..............       559,125
     25,000   Qwest Corp.
              7.20%, 11/10/26.............        21,625
    190,000   Qwest Corp.
              8.875%, 6/01/31.............       184,300
  1,615,000   Qwest Corp.*
              9.125%, 3/15/12 (a).........     1,752,274
    100,000   Rogers Cantel, Inc. (Canada)
              9.75%, 6/01/16..............       113,750
    250,000   TCI Communications
              Finance
              9.65%, 3/31/27..............       295,378
                                           -------------
                                              10,447,320
                                           -------------
              Transportation--0.3%
    275,000   CHC Helicopter Corp.
              (Canada)*
              7.375%, 5/01/14.............       271,563
    150,000   Petroleum Helicopters
              9.375%, 5/01/09.............       158,250
                                           -------------
                                                 429,813
                                           -------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                 Value
-----------                          -------------
            Corporate Bonds (Continued)
            Utilities--Gas and Electric--9.6%
$ 1,045,000 BRL Universal Equipment
            8.875%, 2/15/08......... $   1,124,681
    325,000 Edison Mission Energy
            10.00%, 8/15/08.........       348,563
    400,000 Edison Mission Energy
            7.73%, 6/15/09..........       391,000
    575,000 Edison Mission Energy
            9.875%, 4/15/11.........       602,313
    450,000 FirstEnergy Corp.
            Series B
            6.45%, 11/15/11.........       467,222
    200,000 FPL Energy Wind
            Funding LLC*
            6.876%, 6/27/17.........       197,000
    199,890 Homer City Funding LLC
            8.734%, 10/01/26........       211,883
     85,000 Kansas Gas & Electric
            8.29%, 3/29/16..........        88,477
    200,000 Midwest Generation LLC
            Series A
            8.30%, 7/02/09..........       202,125
    575,000 Midwest Generation LLC
            Series B
            8.56%, 1/02/16..........       566,734
    590,000 Midwest Generation LLC*
            8.75%, 5/01/34..........       598,850
    190,000 MSW Energy Holdings LLC*
            7.375%, 9/01/10.........       190,000
    310,000 MSW Energy Holdings LLC
            8.50%, 9/01/10..........       329,375
  1,225,000 NRG Energy, Inc.*
            8.00%, 12/15/13.........     1,243,375
    510,000 PSEG Energy Holdings LLC
            8.625%, 2/15/08.........       550,800

 Principal
  Amount                                     Value
-----------                              -------------
              Corporate Bonds (Continued)
$    20,000   PSEG Energy Holdings, Inc.
              7.75%, 4/16/07............ $      21,050
    725,000   PSEG Energy Holdings, Inc.
              10.00%, 10/01/09..........       822,875
  1,255,000   Reliant Resources, Inc.
              9.25%, 7/15/10............     1,345,987
    805,000   Reliant Resources, Inc.
              9.50%, 7/15/13............       871,413
    183,442   Salton SEA Funding
              7.84%, 5/30/10............       192,096
    475,000   Sithe Independence
              Funding Corp.
              9.00%, 12/30/13...........       524,875
    490,000   The AES Corp.
              9.375%, 9/15/10...........       524,913
  1,510,000   The AES Corp.*
              8.75%, 5/15/13 (a)........     1,625,137
                                         -------------
                                            13,040,744
                                         -------------
              Waste Management--2.0%
    185,000   Allied Waste NA, Inc.
              9.25%, 9/01/12............       208,125
     80,000   Allied Waste NA, Inc.
              Series B
              8.875%, 4/01/08...........        88,000
  1,795,000   Allied Waste NA, Inc.
              Series B
              8.50%, 12/01/08...........     1,972,256
    360,000   Casella Waste Systems*
              9.75%, 2/01/13............       390,600
                                         -------------
                                             2,658,981
                                         -------------
              Total Corporate Bonds
              (Cost $130,886,354).......   130,201,773
                                         -------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                       Value
-----------                                -------------
              Preferred Bond--0.2%
              Insurance--0.2%
$   225,000   AFC Capital Trust I
              Series B
              8.207%, 2/03/27
              (Cost $214,585)............. $     209,250
                                           -------------
              Convertible Bond--0.1%
              Electronic Equipment and
              Components--0.1%
    185,000   SCI Systems, Inc.
              3.00%, 3/15/07
              (Cost $174,886).............       173,900
                                           -------------
 Number of
  Shares
-----------
              Preferred Stock--0.1%
              Utilities--Gas and Electric--0.1%
        105   TNP Enterprises, Inc.
              Series D
              (Cost $121,013).............       117,863
                                           -------------
              Money Market Fund--2.5%
  3,437,732   BNY Hamilton Money Fund
              (Hamilton Shares), 0.98% (a)
              (Cost $3,437,732)...........     3,437,732
                                           -------------
              Total Investments
              (Cost $134,834,570)(b)--
              99.2%.......................   134,140,518
              Other assets less
              liabilities--0.8%...........     1,067,960
                                           -------------
              Net Assets--100.0%.......... $ 135,208,478
                                           -------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $649,052 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,249,162 and aggregate gross unrealized depreciation of $1,0943,214.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)


           Assets:
             Investments at market value,
              (Cost $134,834,570)..................... $134,140,518
             Receivables:
              Interest................................    2,718,711
              Investment sold.........................      323,307
              Capital stock sold......................       65,060
             Other assets.............................       35,844
                                                       ------------
              Total Assets............................  137,283,440
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,658,397
              Dividends...............................      246,679
              Services provided by The Bank of
               New York...............................       42,197
              Capital stock repurchased...............       20,048
             Accrued expenses and other liabilities...      107,641
                                                       ------------
              Total Liabilities.......................    2,074,962
                                                       ------------
           Net Assets:................................ $135,208,478
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     13,575
             Paid in capital..........................  136,810,387
             Undistributed net investment loss........     (870,079)
             Accumulated net realized loss on
              investments.............................      (51,352)
             Net unrealized depreciation on
              investments.............................     (694,053)
                                                       ------------
           Net Assets................................. $135,208,478
                                                       ------------
           Class A Shares:
             Net assets............................... $  1,070,662
                                                       ------------
             Shares outstanding.......................      107,521
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       9.96
             Sales charge--4.25% of public offering
              price...................................         0.44
                                                       ------------
             Maximum offering price................... $      10.40
                                                       ------------
           Institutional Shares:
             Net assets............................... $134,137,816
                                                       ------------
             Shares outstanding.......................   13,467,443
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       9.96
                                                       ------------
           Class A Shares authorized @ $.001 par
            value.....................................  200,000,000
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

         Investment Income:
           Interest (net of foreign withholding taxes of
            $4,037)...................................... $ 4,152,787
           Dividends.....................................      47,474
                                                          -----------
            Total Income.................................   4,200,261
                                                          -----------
         Expenses:
           Advisory......................................     377,003
           Administration................................     125,667
           Transfer agent................................      35,414
           Accounting services...........................      29,878
           Custodian.....................................      18,986
           Registration and filings......................      13,393
           Legal.........................................       8,855
           Directors.....................................       8,791
           Reports to shareholders.......................       8,005
           Audit.........................................       6,962
           12b-1 fee--Class A Shares.....................       1,677
           Other.........................................      24,695
                                                          -----------
            Total Expenses...............................     659,326
           Fees waived by The Bank of New York
            (Note 3).....................................     (97,857)
           Earnings credit adjustment (Note 3)...........        (572)
                                                          -----------
            Net Expenses.................................     560,897
                                                          -----------
            Net Investment Income........................   3,639,364
                                                          -----------
         Realized and Unrealized Gain
          (loss) on Investments:
           Net realized gain on investments..............     423,518
           Increase (decrease) in unrealized
            appreciation/depreciation on
            investments..................................  (3,758,555)
                                                          -----------
           Net realized and unrealized loss on
            investments..................................  (3,335,037)
                                                          -----------
           Net increase in net assets resulting from
            operations................................... $   304,327
                                                          -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statements of Changes in Net Assets

                                                                                               For The Period
                                                                             Six Months Ended   May 1, 2003*
                                                                              June 30, 2004        Through
                                                                               (Unaudited)    December 31, 2003
                                                                             ---------------- -----------------
Operations:
  Net investment income.....................................................   $  3,639,364     $  2,695,425
  Net realized gain (loss) on investments...................................        423,518         (456,046)
  Increase (decrease) in unrealized appreciation/depreciation on
   investments..............................................................     (3,758,555)       3,064,502
                                                                               ------------     ------------
   Net increase in net assets resulting from operations.....................        304,327        5,303,881
                                                                               ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares......................        (42,860)         (26,620)
                          Institutional Shares..............................     (4,140,446)      (3,013,766)
                                                                               ------------     ------------
                                                                                 (4,183,306)      (3,040,386)
                                                                               ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................        227,545        1,551,529
                     Institutional Shares...................................     47,550,433      107,840,275
  Proceeds from shares issued on reinvestment of
   dividends: Class A Shares................................................         16,080            9,878
          Institutional Shares..............................................        589,967          416,212
  Value of capital stock repurchased: Class A shares........................       (604,768)        (134,300)
                       Institutional Shares.................................    (12,858,286)      (7,780,603)
                                                                               ------------     ------------
   Net increase in net assets resulting from capital stock transactions.....     34,920,971      101,902,991
                                                                               ------------     ------------
     Increase in Net Assets.................................................     31,041,992      104,166,486
                                                                               ------------     ------------
Net Assets:
  Beginning of period.......................................................    104,166,486               --
                                                                               ------------     ------------
  End of period.............................................................   $135,208,478     $104,166,486
                                                                               ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................         22,761          155,725
         Institutional Shares...............................................      4,647,051       10,769,913
  Shares issued on reinvestment of dividends: Class A Shares................          1,585              984
                            Institutional Shares............................         58,286           41,467
  Shares repurchased: Class A Shares........................................        (60,017)         (13,517)
              Institutional Shares..........................................     (1,272,350)        (776,924)
                                                                               ------------     ------------
   Net increase.............................................................      3,397,316       10,177,648
  Shares outstanding, beginning of period...................................     10,177,648               --
                                                                               ------------     ------------
  Shares outstanding, end of period.........................................     13,574,964       10,177,648
                                                                               ------------     ------------

* Commencement of offering of shares.


See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights

                                                                 Class A Shares
                                                       ------------------------------
                                                                         For the period
                                                       Six Months Ended   May 1, 2003*
                                                        June 30, 2004        Through
                                                         (Unaudited)    December 31, 2003
                                                       ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.23           $10.00
                                                            ------           ------
Gain (loss) from investment operations
Net investment income.................................        0.28             0.33
Net realized and unrealized gain (loss) on investments       (0.23)            0.27
                                                            ------           ------
 Total from investment operations.....................        0.05             0.60
                                                            ------           ------
Dividends
Dividends from net investment income..................       (0.32)           (0.37)
                                                            ------           ------
Net asset value at end of period......................      $ 9.96           $10.23
                                                            ------           ------
TOTAL RETURN:
Total investment return based on net asset value (a)..        0.51%**          6.30%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........      $1,070           $1,465
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.14%***         1.14%***
 Expenses, prior to waiver from The Bank of New York..        1.30%***         1.49%***
 Net investment income, net of waiver from The Bank of
   New York...........................................        5.52%***         5.60%***
Portfolio turnover rate...............................          35%**            42%**

* Commencement of offering of shares.
**Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                              Institutional Shares
                                                       ------------------------------
                                                                         For the period
                                                       Six Months Ended   May 1, 2003*
                                                        June 30, 2004        Through
                                                         (Unaudited)    December 31, 2003
                                                       ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................     $  10.23         $  10.00
                                                           --------         --------
Gain (loss) from investment operations
Net investment income.................................         0.29             0.36
Net realized and unrealized gain (loss) on investments        (0.22)            0.25
                                                           --------         --------
 Total from investment operations.....................         0.07             0.61
                                                           --------         --------
Dividends
Dividends from net investment income..................        (0.34)           (0.38)
                                                           --------         --------
Net asset value at end of period......................     $   9.96         $  10.23
                                                           --------         --------
TOTAL RETURN:
Total investment return based on net asset value (a)..         0.63%**          6.47%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)...........     $134,138         $102,701
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         0.89%***         0.89%***
 Expenses, prior to waiver from The Bank of New York..         1.05%***         1.22%***
 Net investment income, net of waiver from The Bank of
   New York...........................................         5.80%***         5.69%***
Portfolio turnover rate...............................           35%**            42%**

* Commencement of offering of shares.
**Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--32.6%
           Federal Home Loan Mortgage Corp.--25.9%
$      324 Pool #502186
           8.50%, 7/01/05......... $      330
     3,480 Gold Pool #E00162
           7.00%, 10/01/07........      3,630
     8,382 Gold Pool #E20195
           7.50%, 9/01/10.........      8,932
       775 Gold Pool #G10573
           7.50%, 9/01/11.........        826
    15,311 Gold Pool #E65603
           7.00%, 10/01/11........     16,252
    64,425 Gold Pool #E68391
           7.00%, 12/01/12........     68,378
    39,569 Gold Pool #C90017
           6.50%, 4/01/13.........     41,718
   213,178 Gold Pool #E00635
           6.50%, 3/01/14.........    225,555
    98,669 Gold Pool #E00720
           6.00%, 7/01/14.........    103,063
    21,034 Pool #275438
           7.50%, 8/01/16.........     22,691
    51,661 Pool #170215
           8.00%, 2/01/17.........     56,633
    55,594 Gold Pool #C90188
           7.00%, 10/01/17........     59,032
     5,651 Pool #555217
           8.50%, 10/01/18........      6,231
 2,527,444 Gold Pool # B11591
           5.00%, 1/01/19.........  2,535,610
   112,901 Gold Pool #D93193
           6.50%, 3/01/19.........    118,438
 1,743,172 Gold Pool #B14806
           4.50%, 5/01/19.........  1,705,403

Principal
 Amount                       Value
----------                   --------
           Mortgage-Backed Securities
           (Continued)
$   20,513 Gold Pool #C90349
           8.00%, 7/01/20... $ 22,288
   763,456 Gold Pool #C90562
           6.00%, 7/01/22...  788,509
    74,555 Pool #D51845
           5.50%, 4/01/24...   74,812
    14,325 Gold Pool #C80166
           7.50%, 4/01/24...   15,491
    88,433 Gold Pool #D54110
           7.50%, 6/01/24...   95,630
    50,597 Gold Pool #G00331
           7.00%, 12/01/24..   53,830
    25,802 Gold Pool #C00453
           6.50%, 4/01/26...   27,028
    22,285 Gold Pool #D76456
           7.50%, 12/01/26..   24,072
    10,650 Gold Pool #G00752
           7.50%, 8/01/27...   11,504
   218,517 Gold Pool #C20273
           6.00%, 6/01/28...  224,714
    13,603 Gold Pool #C00664
           7.50%, 9/01/28...   14,668
    28,217 Gold Pool #C00658
           6.50%, 10/01/28..   29,488
    59,271 Gold Pool #C19286
           6.00%, 12/01/28..   60,835
    29,135 Gold Pool #C20338
           6.00%, 1/01/29...   29,904
   104,116 Gold Pool #G01169
           5.50%, 1/01/30...  104,461
    50,342 Gold Pool #C01024
           7.50%, 7/01/30...   54,240

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed Securities
           (Continued)
$       73 Gold Pool #C44362
           7.50%, 11/01/30.. $        78
    75,386 Gold Pool #C61574
           5.50%, 12/01/31..      75,446
   204,852 Gold Pool #C62800
           6.00%, 1/01/32...     209,871
 1,606,258 Gold Pool #C69955
           6.50%, 8/01/32...   1,675,366
   883,504 Gold Pool #C70842
           6.00%, 9/01/32...     903,998
   653,524 Gold Pool #C76042
           6.00%, 1/01/33...     668,683
   528,431 Gold Pool #G01564
           6.00%, 4/01/33...     541,377
 6,187,443 Gold Pool #A15088
           5.50%, 10/01/33..   6,179,409
 3,524,185 Gold Pool #A22300
           5.00%, 5/01/34...   3,405,634
 1,147,240 Gold Pool #A22363
           5.00%, 5/01/34...   1,108,648
 1,250,000 Gold Pool TBA
           5.50%, 7/01/34...   1,244,140
                             -----------
                              22,616,846
                             -----------
           Federal National Mortgage
           Association--2.6%
    41,102 Pool #303851
           7.00%, 4/01/11...      43,648
    11,312 Pool #313895
           6.50%, 12/01/12..      11,976
    27,733 Pool #D93193
           6.50%, 12/01/12..      29,355

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$    8,737 Pool #50820
           8.00%, 2/01/13.. $  9,538
   141,926 Pool #449294
           5.50%, 2/01/14..  145,964
    72,487 Pool #190663
           7.00%, 3/01/14..   77,134
    99,058 Pool #598032
           6.00%, 8/01/14..  103,593
       549 Pool #527268
           7.00%, 11/01/14.      584
    84,849 Pool #535633
           5.50%, 12/01/14.   87,340
   127,407 Pool #535377
           8.00%, 6/01/15..  136,226
   127,869 Pool #553721
           8.50%, 9/01/15..  138,161
    21,584 Pool #350055
           8.00%, 4/01/16..   22,431
     3,277 Pool #6222
           9.00%, 4/01/16..    3,590
    15,473 Pool #408241
           6.00%, 2/01/18..   16,019
   138,704 Pool #254044
           6.50%, 10/01/21.  145,286
   129,357 Pool #254232
           6.50%, 3/01/22..  135,430
    47,698 Pool #50544
           8.00%, 3/01/22..   52,283
    17,750 Pool #50774
           7.00%, 8/01/23..   18,884
    23,391 Pool #406605
           6.00%, 5/01/24..   24,062

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$   20,843 Pool #326556
           6.50%, 10/01/25. $ 21,829
    69,765 Pool #406382
           7.25%, 11/01/25.   74,838
   126,737 Pool #335054
           6.00%, 1/01/26..  130,773
    12,270 Pool #313275
           7.50%, 4/01/26..   13,188
    87,535 Pool #545646
           7.00%, 9/01/26..   92,987
    20,596 Pool #421027
           7.50%, 11/01/26.   22,177
    42,574 Pool #251498
           6.50%, 2/01/28..   44,504
    72,452 Pool #494507
           5.00%, 11/01/28.   70,303
    34,317 Pool #252211
           6.00%, 1/01/29..   35,207
    31,646 Pool #252333
           6.00%, 1/01/29..   32,588
    32,075 Pool #323824
           8.00%, 5/01/29..   35,017
    10,264 Pool #537157
           7.00%, 5/01/30..   10,862
     5,770 Pool #253395
           8.50%, 7/01/30..    6,265
     6,426 Pool #190312
           6.50%, 4/01/31..    6,701
    11,729 Pool #589646
           6.50%, 6/01/31..   12,231
   194,692 Pool #661452
           6.50%, 7/01/32..  203,980

Principal
 Amount                      Value
---------                  ----------
          Mortgage-Backed Securities
          (Continued)
$  93,892 Pool #756744
          5.00%, 12/01/33. $   90,996
  156,994 Pool #757503
          5.50%, 2/01/34..    156,446
                           ----------
                            2,262,396
                           ----------
          Government National Mortgage
          Association--4.1%
   42,514 Pool #359959
          6.50%, 12/15/08.     45,160
  129,683 Pool #421769
          7.50%, 9/15/11..    138,859
   97,789 Pool #490725
          6.00%, 10/15/13.    102,543
   32,903 Pool #469940
          6.00%, 1/15/14..     34,484
   10,529 Pool #434573
          7.50%, 10/15/14.     11,278
  107,792 Pool #569502
          5.00%, 1/15/17..    108,856
   87,601 Pool #569626
          6.00%, 2/15/17..     91,711
   32,658 Pool #203737
          8.00%, 2/15/17..     36,067
  514,084 Pool #591765
          5.00%, 10/15/17.    519,161
  615,241 Pool #596648
          5.00%, 10/15/17.    621,317
   14,791 Pool #355201
          6.50%, 7/15/23..     15,584
   98,643 Pool #780021
          7.50%, 12/15/23.    106,861

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                      Value
----------                  --------
           Mortgage-Backed Securities
           (Continued)
$    6,778 Pool #2038
           8.50%, 7/20/25.. $  7,474
    30,558 Pool #430097
           8.25%, 10/15/26.   33,515
    21,348 Pool #780585
           8.25%, 6/15/27..   23,357
     7,551 Pool #412334
           7.00%, 10/15/27.    8,045
    10,088 Pool #2547
           6.50%, 2/020/28.   10,543
     3,133 Pool #464686
           6.50%, 7/15/28..    3,282
    11,625 Pool #482878
           7.00%, 12/15/28.   12,372
   182,835 Pool #780958
           6.00%, 1/15/29..  187,905
    85,384 Pool #487634
           6.50%, 8/15/29..   89,384
     5,755 Pool #516531
           8.00%, 5/15/30..    6,309
       290 Pool #511772
           8.00%, 11/15/30.      318
    26,485 Pool #511023
           6.50%, 2/15/31..   27,712
       450 Pool #485393
           7.00%, 4/15/31..      478
    20,589 Pool #471763
           6.50%, 5/15/31..   21,543
    20,102 Pool #551101
           6.00%, 11/15/31.   20,648
   696,311 Pool #622630
           5.50%, 11/15/33.  696,981

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed Securities
           (Continued)
$  598,444 Pool #628058
           5.50%, 12/15/33......... $   599,021
                                    -----------
                                      3,580,768
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $28,554,968)......  28,460,010
                                    -----------
           United States
           Government Agencies &
           Obligations--32.2%
           Federal Home Loan Bank--0.5%
   400,000 4.625%, 4/15/05.........     408,041
                                    -----------
           Federal Home Loan Mortgage Corp.--9.6%
 1,075,000 2.75%, 8/15/06..........   1,067,586
 4,425,000 4.875%, 3/15/07.........   4,592,796
 1,400,000 5.75%, 4/15/08..........   1,494,038
   725,000 5.125%, 7/15/12.........     732,560
   190,000 6.75%, 9/15/29..........     211,835
   270,000 6.25%, 7/15/32..........     284,403
                                    -----------
                                      8,383,218
                                    -----------
           Federal National Mortgage
           Association--2.3%
    30,000 7.25%, 1/15/10..........      34,152
 1,255,000 4.375%, 3/15/13.........   1,197,134
   650,000 5.125%, 1/02/14.........     632,557
   175,000 6.25%, 5/15/29..........     184,099
                                    -----------
                                      2,047,942
                                    -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                              Value
----------                        -----------
           United States Government
           Agencies & Obligations
           (Continued)
           Tennessee Valley Authority--0.2%
$  165,000 6.15%, 1/15/38........ $   168,216
                                  -----------
           United States Treasury Bonds--4.8%
    25,000 7.25%, 5/15/16........      30,224
   985,000 7.25%, 8/15/22........   1,206,932
   800,000 7.625%, 2/15/25.......   1,026,594
 1,075,000 6.00%, 2/15/26........   1,158,354
   825,000 5.25%, 2/15/29........     808,887
                                  -----------
                                    4,230,991
                                  -----------
           United States Treasury Notes--14.8%
   535,000 5.75%, 11/15/05.......     559,389
   815,000 5.625%, 2/15/06.......     855,718
 3,290,000 4.625%, 5/15/06.......   3,406,564
    10,000 3.50%, 11/15/06.......      10,129
 1,075,000 2.25%, 2/15/07........   1,054,046
   900,000 6.25%, 2/15/07........     972,563
 1,075,000 4.75%, 11/15/08.......   1,122,703
   700,000 5.75%, 8/15/10........     763,218
   700,000 5.00%, 8/15/11........     730,762
 1,200,000 4.875%, 2/15/12.......   1,239,374
   300,000 4.25%, 8/15/13........     292,852
 1,875,000 4.25%, 11/15/13.......   1,824,974
   100,000 4.75%, 5/15/14........     101,043
                                  -----------
                                   12,933,335
                                  -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $28,488,088)....  28,171,743
                                  -----------

Principal
 Amount                                  Value
----------                              --------
           Corporate Bonds--26.3%
           Aerospace and Defense--0.5%
$  180,000 General Dynamics Corp.
           4.25%, 5/15/13.............. $167,732
    65,000 Lockheed Martin Corp.
           8.50%, 12/01/29.............   81,533
   190,000 Raytheon Co.
           4.85%, 1/15/11..............  188,576
                                        --------
                                         437,841
                                        --------
           Aluminum, Steel and Other Metals--0.3%
   120,000 Alcoa, Inc.
           7.375%, 8/01/10.............  136,234
   135,000 Alcoa, Inc.
           6.00%, 1/15/12..............  142,742
                                        --------
                                         278,976
                                        --------
           Automotive--0.3%
   245,000 DaimlerChrysler NA
           Holdings
           7.30%, 1/15/12..............  267,407
                                        --------
           Banking--1.7%
   190,000 ABN AMRO Bank NV
           7.25%, 5/31/05..............  197,818
   325,000 Dresdner Bank--New York
           6.625%, 9/15/05.............  339,184
   110,000 First Union National Bank
           7.80%, 8/18/10..............  127,113
   345,000 FleetBoston Financial Corp.
           6.50%, 3/15/08..............  373,470
   310,000 Mercantile Bankshares Corp.
           4.625%, 4/15/13.............  293,678

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$125,000  Royal Bank of Scotland
          Group PLC
          5.00%, 11/12/13............ $  121,461
                                      ----------
                                       1,452,724
                                      ----------
          Banking and Finance--1.9%
 307,000  Bank of America Corp.
          7.40%, 1/15/11.............    347,928
 190,000  Bank One Corp.
          6.00%, 8/01/08.............    202,427
 165,000  Bank One Corp.
          5.25%, 1/30/13.............    162,293
 150,000  Capital One Bank
          5.125%, 2/15/14............    141,935
 150,000  J.P. Morgan Chase & Co.
          6.75%, 2/01/11.............    163,486
 280,000  Washington Mutual, Inc.
          7.50%, 8/15/06.............    303,466
 325,000  Wells Fargo & Co.
          3.50%, 4/04/08.............    320,276
                                      ----------
                                       1,641,811
                                      ----------
          Beverages--Food and Tobacco--0.5%
 200,000  Diageo Capital PLC
          6.125%, 8/15/05............    207,915
 245,000  Kraft Foods, Inc.
          5.625%, 11/01/11...........    249,237
                                      ----------
                                         457,152
                                      ----------
          Beverages--Soft Drinks--0.2%
  80,000  Coca-Cola Enterprises, Inc.
          5.25%, 5/15/07.............     83,831
  65,000  Coca-Cola Enterprises, Inc.
          7.125%, 8/01/17............     73,773
                                      ----------
                                         157,604
                                      ----------

Principal
 Amount                                Value
---------                             --------
          Corporate Bonds (Continued)
          Building and Building Products--0.2%
$ 66,000  Hanson Overseas BV
          6.75%, 9/15/05............. $ 68,999
  57,000  Vulcan Materials Co.
          6.40%, 2/01/06.............   60,020
                                      --------
                                       129,019
                                      --------
          Chemicals--0.3%
 255,000  du Pont (E.I.) de Nemours &
          Co. 6.875%, 10/15/09.......  284,987
                                      --------
          Communications, Media and
          Entertainment--0.8%
 475,000  Comcast Cable
          Communications
          6.75%, 1/30/11.............  512,563
  47,000  Comcast Cable
          Communications
          8.875%, 5/01/17............   57,310
  35,000  Liberty Media Corp.
          7.875%, 7/15/09............   39,358
  60,000  Turner Broadcasting
          8.375%, 7/01/13............   70,348
   3,000  USA Networks, Inc.
          6.75%, 11/15/05............    3,118
                                      --------
                                       682,697
                                      --------
          Computers--Micro--0.3%
 100,000  IBM Corp.
          4.375%, 6/01/09............  100,297
 150,000  IBM Corp.
          7.00%, 10/30/25............  166,925
                                      --------
                                       267,222
                                      --------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                    Value
----------                                --------
           Corporate Bonds (Continued)
           Diversified Operations--0.3%
$  250,000 NiSource Capital Markets
           7.99%, 4/01/22................ $286,760
                                          --------
           Financial Services--7.2%
   400,000 Bear Stearns Co., Inc.
           5.70%, 1/15/07................  420,754
   250,000 BHP Billiton Finance
           4.80%, 4/15/13................  243,052
   315,000 Block Financial Corp.
           6.75%, 11/01/04...............  319,930
   135,000 Boeing Capital Corp.
           5.75%, 2/15/07................  142,267
   175,000 CIT Group, Inc.
           7.75%, 4/02/12................  199,579
   350,000 Citigroup, Inc.
           6.50%, 1/18/11................  381,921
   175,000 Countrywide Home Loan
           3.25%, 5/21/08................  168,341
    95,000 Credit Suisse First Boston
           USA, Inc.
           7.125%, 7/15/32...............  105,251
   575,000 Ford Motor Credit Co.
           7.375%, 10/28/09..............  613,654
   100,000 Ford Motor Credit Co.
           7.00%, 10/01/13...............  100,947
   205,000 General Electric Capital Corp.
           6.75%, 3/15/32................  220,378
   135,000 General Motors
           Acceptance Corp.
           7.50%, 7/15/05................  141,023
    15,000 General Motors
           Acceptance Corp.
           6.75%, 1/15/06................   15,718

Principal
 Amount                                 Value
----------                             --------
           Corporate Bonds (Continued)
$  325,000 General Motors
           Acceptance Corp.
           6.15%, 4/05/07............. $339,399
   300,000 General Motors
           Acceptance Corp.
           6.875%, 9/15/11............  307,589
   242,000 Goldman Sachs Group, Inc.
           6.875%, 1/15/11............  265,661
   225,000 Household Finance Corp.
           5.75%, 1/30/07.............  236,362
   310,000 International Lease
           Finance Corp.
           6.375%, 3/15/09............  332,486
   110,000 John Deere Capital Corp.
           5.125%, 10/19/06...........  114,117
   150,000 Lehman Brothers
           Holdings, Inc.
           4.00%, 1/22/08.............  149,699
   105,000 Lehman Brothers
           Holding, Inc.
           7.875%, 8/15/10............  121,973
    70,000 Marsh & Mclennan Cos., Inc.
           5.875%, 8/01/33............   65,875
   165,000 Merrill Lynch & Co.,
           Series B
           3.70%, 4/21/08.............  162,431
   100,000 Merrill Lynch & Co.
           6.00%, 2/17/09.............  106,299
    17,000 Morgan Stanley Dean
           Witter & Co.
           7.75%, 6/15/05.............   17,828
   198,000 Morgan Stanley Dean
           Witter & Co.
           6.10%, 4/15/06.............  208,314

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
$  65,000 NiSource Finance Corp.
          7.875%, 11/15/10.......... $   74,516
  325,000 Salomon Smith Barney
          Holdings, Inc.
          5.875%, 3/15/06...........    340,830
  166,000 Verizon Global
          Funding Corp.
          7.25%, 12/01/10...........    185,584
   85,000 Verizon Global
          Funding Corp.
          7.75%, 12/01/30...........     95,470
   97,000 Washington Mutual
          Financial Corp.
          6.25%, 5/15/06............    102,718
                                     ----------
                                      6,299,966
                                     ----------
          Health Care Products and Services--0.8%
  215,000 Abbott Laboratories
          5.625%, 7/01/06...........    225,672
  230,000 Boston Scientific Corp.
          6.625%, 3/15/05...........    236,531
  190,000 Cardinal Health, Inc.
          4.45%, 6/30/05............    192,447
                                     ----------
                                        654,650
                                     ----------
          Household and Personal Care
          Products--0.8%
  316,000 Colgate-Palmolive Co.,
          Series E
          3.98%, 4/29/05............    319,952
  210,000 SNAP-ON, Inc.
          6.25%, 8/15/11............    225,876

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  175,000 The Procter & Gamble Co.
           6.60%, 12/15/04.............. $  178,764
                                         ----------
                                            724,592
                                         ----------
           Insurance--1.4%
   325,000 Aegon NV
           4.75%, 6/01/13...............    309,986
   325,000 Aetna, Inc.
           7.125%, 8/15/06..............    352,093
   150,000 Allstate Corp.
           7.20%, 12/01/09..............    171,027
   175,000 Metlife, Inc.
           5.00%, 11/24/13..............    169,689
   250,000 Prudential Financial, Inc.
           4.50%, 7/15/13...............    232,027
                                         ----------
                                          1,234,822
                                         ----------
           Manufacturing--0.2%
   200,000 Honeywell International, Inc.
           7.00%, 3/15/07...............    217,476
                                         ----------
           Oil and Gas--1.0%
   125,000 Conoco, Inc.
           6.95%, 4/15/29...............    137,618
   120,000 Devon Financing Corp.
           7.875%, 9/30/31..............    137,695
   135,000 Exxon Mobil Corp.
           8.625%, 8/15/21..............    177,600
    95,000 Noble Affiliates, Inc.
           8.00%, 4/01/27...............    109,912
   300,000 Pemex Project Funding
           Master Trust
           7.875%, 2/01/09..............    326,251
                                         ----------
                                            889,076
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                 Value
----------                             --------
           Corporate Bonds (Continued)
           Pharmaceuticals--0.2%
$  129,000 Bristol-Myers Squibb Co.
           5.75%, 10/01/11............ $134,416
                                       --------
           Publishing--0.2%
   120,000 News America Holdings
           8.15%, 10/17/36............  143,772
                                       --------
           Real Estate Investment Trusts--0.4%
    55,000 EOP Operating LP
           7.75%, 11/15/07............   61,038
   270,000 EOP Operating LP
           5.875%, 1/15/13............  273,781
                                       --------
                                        334,819
                                       --------
           Resorts and Entertainment--0.3%
   285,000 The Walt Disney Co.,
           Series B
           6.75%, 3/30/06.............  301,896
                                       --------
           Retail--Department Stores--0.5%
    55,000 Federated Department Stores
           6.30%, 4/01/09.............   58,885
   220,000 Federated Department Stores
           7.00%, 2/15/28.............  230,434
   120,000 Target Corp.
           6.35%, 1/15/11.............  130,838
                                       --------
                                        420,157
                                       --------
           Retail--Discount Stores--0.3%
   130,000 Wal-Mart Stores, Inc.
           6.875%, 8/10/09............  144,958
    70,000 Wal-Mart Stores, Inc.
           7.55%, 2/15/30.............   83,993
                                       --------
                                        228,951
                                       --------

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
          Retail--Food Stores--0.5%
$ 385,000 Kroger Co.
          6.80%, 12/15/18............. $  407,567
                                       ----------
          Telecommunications--2.7%
  110,000 AT&T Corp.
          8.75%, 11/15/31 (a).........    107,372
  205,000 AT&T Wireless Services, Inc.
          7.875%, 3/01/11.............    233,180
  330,000 British Telecom PLC
          8.875%, 12/15/30 (b)........    407,118
  275,000 Cox Communications, Inc.
          6.75%, 3/15/11..............    296,515
  215,000 Deutsche Telekom
          International Fin
          8.50%, 6/15/10 (c)..........    251,240
  250,000 Koninklijke KPN NV
          8.00%, 10/01/10.............    289,468
  175,000 SBC Communications, Inc.
          5.875%, 2/01/12.............    180,134
  285,000 Sprint Capital Corp.
          6.125%, 11/15/08............    299,569
   80,000 Verizon Communications,
          Inc.
          6.94%, 4/15/28..............     81,642
  105,000 Vodafone Group PLC
          7.75%, 2/15/10..............    120,392
  135,000 Vodafone Group PLC
          6.25%, 11/30/32.............    133,679
                                       ----------
                                        2,400,309
                                       ----------
          Transportation--0.7%
  175,000 Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29..............    182,751

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                  Value
---------                             -----------
          Corporate Bonds (Continued)
$ 215,000 Norfolk Southern Corp.
          7.25%, 2/15/31............. $   235,954
  225,000 Union Pacific Corp.
          5.375%, 5/01/14............     221,698
                                      -----------
                                          640,403
                                      -----------
          Utilities--Gas and Electric--1.8%
  540,000 Constellation Energy Group,
          Inc.
          7.00%, 4/01/12.............     588,041
  105,000 Duke Capital Corp.
          7.50%, 10/01/09............     115,806
  135,000 Florida Power & Light Co.
          5.65%, 2/01/35.............     127,798
  325,000 Ontario Electricity
          Financial Corp.
          6.10%, 1/30/08.............     349,154
  140,000 Texas Eastern
          Transmission Corp.
          7.30%, 12/01/10............     156,582
  250,000 Virginia Electric &
          Power Co.
          5.25%, 12/15/15............     241,505
                                      -----------
                                        1,578,886
                                      -----------
          Total Corporate Bonds
          (Cost $22,428,151).........  22,955,958
                                      -----------

Principal
 Amount                               Value
---------                            --------
          Collateralized Mortgage
          Obligations--4.5%
          Financial Services--4.0%
$ 252,544 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 1999-WF2, Class A1
          6.80%, 9/15/08............ $264,382
   14,000 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36...........   15,203
  325,000 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40............  314,651
  120,000 Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39............  115,124
  600,000 Commercial Mortgage
          Acceptance Corp.,
          Series 1997-ML1, Class A2
          6.53%, 12/15/30...........  627,615
  195,000 CS First Boston Mortgage
          Securities Corp.,
          Series 2000-C1, Class A2
          7.545%, 4/15/62...........  220,833
  375,000 CS First Boston Mortgage
          Securities Corp.,
          Series 2001-CK3, Class A4
          6.53%, 6/15/34............  407,449

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                                    Value
----------                               ----------
           Collateralized Mortgage
           Obligations (Continued)
$  146,043 DLJ Commercial Mortgage
           Corp.,
           Series 1998-CF2, Class A1A
           5.88%, 11/12/31.............. $  151,970
   325,000 DLJ Commercial Mortgage
           Corp.,
           Series 2000-CKP1, Class A1B
           7.18%, 8/10/10...............    363,065
   735,000 MBNA Credit Card Master
           Note Trust,
           Series 2001-A1, Class A1
           5.75%, 10/15/08..............    771,296
    23,000 Morgan Stanley,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33...............     25,207
   224,070 Prudential Securities Secured
           Financing Corp.,
           Series 1998-C1, Class A1A3
           6.35%, 9/15/07...............    232,951
                                         ----------
                                          3,509,746
                                         ----------
           Fixed Rate Securities--0.5%
   171,903 Asset Securitization Corp.,
           Series 1995-MD4, Class A1
           7.10%, 8/13/29...............    180,034

Principal
 Amount                                    Value
---------                                ----------
          Collateralized Mortgage
          Obligations (Continued)
$ 266,224 Asset Securization Corp.,
          Series 1997-MD7, Class A1A
          7.32%, 1/13/30................ $  271,722
                                         ----------
                                            451,756
                                         ----------
          Total Collateralized
          Mortgage Obligations
          (Cost $4,033,429).............  3,961,502
                                         ----------
          Foreign Government Agencies
          & Obligations--2.0%
  220,000 Kingdom of Spain (Spain)
          7.00%, 7/19/05................    230,385
  175,000 Quebec Province (Canada)
          5.75%, 2/15/09................    185,805
  330,000 Republic of Chile (Chile)
          5.50%, 1/15/13................    330,858
  250,000 Republic of Italy (Italy)
          5.625%, 6/15/12...............    263,192
  260,000 Republic of Korea
          (South Korea)
          8.875%, 4/15/08...............    301,678
  410,000 United Mexican States (Mexico)
          7.50%, 1/14/12................    441,775
                                         ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $1,732,696).............  1,753,693
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         June 30, 2004 (Unaudited)

Principal
 Amount                             Value
----------                        ----------
           Asset-Backed
           Securities--1.5%
           Asset-Backed Securities--Credit
           Cards--1.5%
$  285,000 Discover Card Master
           Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08........ $  299,173
   775,000 MBNA Master Credit
           Card Trust,
           Series 1999-J, Class A
           7.00%, 2/15/12........    867,421
   100,844 Sears Credit Account
           Master Trust,
           Series 1999-3, Class A
           6.45%, 11/17/09.......    103,592
     6,000 Standard Credit Card
           Master Trust,
           Series 1995-9, Class A
           6.55%, 10/07/07.......      6,293
                                  ----------
           Total Asset-Backed
           Securities
           (Cost $1,284,814).....  1,276,479
                                  ----------

Number of
 Shares                                     Value
---------                                -----------
          Money Market Fund--1.4%
1,219,517 BNY Hamilton Money Fund
          (Hamilton Shares), 0.98% (d)
          (Cost $1,219,517)............. $ 1,219,517
                                         -----------
          Total Investments
          (Cost $87,741,663)(e)--
          100.5%........................  87,798,902
          Liabilities in excess of other
          assets--(0.5)%................    (410,340)
                                         -----------
          Net Assets--100.0%............ $87,388,562
                                         -----------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security is currently rated Baa2/BBB.
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The security is currently rated Baa1/A-.
(c)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's or Standard & Poors, the coupon steps up 50 basis points. If the previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa3/BBB+.
(d)Represents annualized 7 day yield at June 30, 2004.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $57,239 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,012,753 and aggregate gross unrealized depreciation of $955,514.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $87,741,663)...................... $ 87,798,902
             Receivables:
              Interest................................      986,455
              Investments sold........................      572,395
              Due from Advisor........................        3,165
              Capital stock sold......................        1,031
             Other assets.............................       14,713
                                                       ------------
              Total Assets............................   89,376,661
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,668,598
              Capital stock repurchased...............      129,451
              Dividends...............................      121,638
              Services provided by The Bank of New
               York and Administrator.................       24,103
             Accrued expenses and other liabilities...       44,309
                                                       ------------
              Total Liabilities.......................    1,988,099
                                                       ------------
           Net Assets:................................ $ 87,388,562
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      8,333
             Paid in capital..........................   87,866,970
             Distribution in excess of net investment
              income..................................   (1,576,961)
             Accumulated net realized gain on
              investments.............................    1,032,981
             Net unrealized appreciation on
              investments.............................       57,239
                                                       ------------
           Net Assets................................. $ 87,388,562
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 87,265,917
                                                       ------------
             Shares outstanding.......................    8,322,213
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.49
                                                       ------------
           Investor Shares:
             Net assets............................... $    122,645
                                                       ------------
             Shares outstanding.......................       11,709
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.47
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)


         Investment Income:
           Interest (net of foreign withholding taxes of
            $260)........................................ $ 2,950,358
                                                          -----------
         Expenses:
           Advisory......................................     158,984
           Administration................................     127,188
           Accounting services...........................      30,328
           Transfer agent................................      16,628
           Custodian.....................................      16,278
           Directors.....................................       8,747
           Reports to shareholders.......................       8,742
           Registration and filings......................       8,404
           Audit.........................................       7,482
           Legal.........................................       4,984
           Insurance.....................................       1,452
           Cash management...............................       1,197
           Other.........................................      23,720
                                                          -----------
            Total Expenses...............................     414,134
           Fees waived by The Bank of New York
            (Note 3).....................................    (191,452)
                                                          -----------
            Net Expenses.................................     222,682
                                                          -----------
            Net Investment Income........................   2,727,676
                                                          -----------
         Realized and Unrealized Gain
          (loss) on Investments:
           Net realized gain on investments..............   1,024,074
           Increase (decrease) in unrealized
            appreciation/depreciation on
            investments..................................  (3,529,025)
                                                          -----------
           Net realized and unrealized loss on
            investments..................................  (2,504,951)
                                                          -----------
           Net increase in net assets resulting from
            operations................................... $   222,725
                                                          -----------


See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                               Six Months Ended
                                                                                June 30, 2004      Year Ended
                                                                                 (Unaudited)    December 31, 2003
                                                                               ---------------- -----------------
Operations:
  Net investment income.......................................................   $  2,727,676     $  5,129,061
  Net realized gain on investments............................................      1,024,074        1,097,545
  Increase (decrease) in unrealized appreciation/depreciation on investments..     (3,529,025)        (790,282)
                                                                                 ------------     ------------
   Net increase in net assets resulting from operations.......................        222,725        5,436,324
                                                                                 ------------     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares..................     (3,127,329)      (6,850,919)
                         Investor Shares......................................         (2,771)          (2,216)
  Distributions from capital gains: Institutional Shares......................             --         (169,364)
                     Investor Shares..........................................             --             (124)
                                                                                 ------------     ------------
                                                                                   (3,130,100)      (7,022,623)
                                                                                 ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares......................     30,434,302       35,417,287
                     Investor Shares..........................................         17,078          101,503
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares.......................................................      2,418,111        5,570,125
   Investor Shares............................................................          2,727            2,227
  Value of capital stock repurchased: Institutional Shares....................    (91,788,705)     (18,468,371)
                      Investor Shares.........................................         (2,773)         (13,187)
                                                                                 ------------     ------------
   Net increase (decrease) in net assets resulting from capital stock
    transactions..............................................................    (58,919,260)      22,609,584
                                                                                 ------------     ------------
     Increase (decrease) in Net Assets........................................    (61,826,635)      21,023,285
Net Assets:
  Beginning of year...........................................................    149,215,197      128,191,912
                                                                                 ------------     ------------
  End of period...............................................................   $ 87,388,562     $149,215,197
                                                                                 ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...........................................      2,829,099        3,292,809
         Investor Shares......................................................          1,588            9,349
  Shares issued on reinvestment of dividends and
   distributions: Institutional Shares........................................        225,095          500,364
           Investor Shares....................................................            256              207
  Shares repurchased: Institutional Shares....................................     (8,617,497)      (1,703,572)
             Investor Shares..................................................           (256)          (1,219)
                                                                                 ------------     ------------
   Net increase (decrease)....................................................     (5,561,715)       2,097,938
  Shares outstanding, beginning of year.......................................     13,895,637       11,797,699
                                                                                 ------------     ------------
  Shares outstanding, end of period...........................................      8,333,922       13,895,637
                                                                                 ------------     ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                Institutional Shares
                                           -----------------------------------------------------------
                                                                                          For the period
                                           Six Months Ended   Year Ended December 31,     April 28, 2000*
                                            June 30, 2004   ---------------------------       through
                                             (Unaudited)      2003      2002    2001(a)  December 31, 2000
                                           ---------------- --------  --------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period....     $ 10.74      $  10.87  $  10.42  $ 10.44       $ 10.00
                                               -------      --------  --------  -------       -------
Gain (loss) from investment operations
Net investment income.....................        0.23          0.38      0.46     0.63          0.47
Net realized and unrealized gain (loss) on
 investments..............................       (0.22)         0.01      0.54     0.19          0.43
                                               -------      --------  --------  -------       -------
  Total from investment operations........        0.01          0.39      1.00     0.82          0.90
                                               -------      --------  --------  -------       -------
Dividends and distributions
Dividends from net investment
 income...................................       (0.26)        (0.51)    (0.54)   (0.65)        (0.43)
Distributions from capital gains..........          --         (0.01)    (0.01)   (0.19)        (0.03)
                                               -------      --------  --------  -------       -------
  Total dividends and distributions.......       (0.26)        (0.52)    (0.55)   (0.84)        (0.46)
                                               -------      --------  --------  -------       -------
Net asset value at end of period..........     $ 10.49      $  10.74  $  10.87  $ 10.42       $ 10.44
                                               -------      --------  --------  -------       -------
TOTAL RETURN:
Total investment return based on net
 asset value(b)...........................        0.01%**       3.69%     9.95%    8.07%         9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $87,266      $149,107  $128,173  $23,585       $19,653
Ratio to average net assets of:
  Expenses, net of waiver from The
   Bank of New York.......................        0.35%***      0.35%     0.35%    0.35%         0.35%***
  Expenses, prior to waiver from The
   Bank of New York.......................        0.65%***      0.62%     0.71%    1.24%         1.35%***
  Net investment income, net of waiver
   from The Bank of New York..............        4.29%***      3.53%     4.45%    5.93%         6.61%***
Portfolio turnover rate...................          37%**        131%      149%     103%          101%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                   Investor Shares
                                                --------------------------------------------------
                                                                                     For the period
                                                Six Months Ended                   September 27, 2002*
                                                 June 30, 2004      Year Ended           through
                                                  (Unaudited)    December 31, 2003  December 31, 2002
                                                ---------------- ----------------- -------------------
PER SHARE DATA:
Net asset value at beginning of period.........      $10.73           $10.86             $10.78
                                                     ------           ------             ------
Gain (loss) from investment operations
Net investment income..........................        0.22             0.36               0.11
Net realized and unrealized gain (loss) on
 investments...................................       (0.23)            0.01               0.09
                                                     ------           ------             ------
  Total from investment operations.............       (0.01)            0.37               0.20
                                                     ------           ------             ------
Dividends and distributions
Dividends from net investment income...........       (0.25)           (0.49)             (0.11)
Distributions from capital gains...............          --            (0.01)             (0.01)
                                                     ------           ------             ------
  Total dividends and distributions............       (0.25)           (0.50)             (0.12)
                                                     ------           ------             ------
Net asset value at end of period...............      $10.47           $10.73             $10.86
                                                     ------           ------             ------
TOTAL RETURN:
Total investment return based on net asset
 value(a)......................................       (0.11)%**         3.46%              2.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)....      $  123           $  108             $   19
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of New
   York........................................        0.60%***         0.60%              0.58%***
  Expenses, prior to waiver from The Bank of
   New York....................................        0.92%***         0.88%              0.91%***
  Net investment income, net of waiver from
   The Bank of New York........................        4.08%***         3.38%              4.05%***
Portfolio turnover rate........................          37%**           131%               149%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The six series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton High Yield Fund, (the "High Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the U.S. Bond Market Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

  . Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

  . Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

  . Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

  . Intermediate Investment Grade Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

  . High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

  . U.S. Bond Market Index Fund--To track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Fund's Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .50%
                 Intermediate New York Tax-
                  Exempt Fund.................       .50%
                 Intermediate Government Fund.       .50%
                 Intermediate Investment Grade
                  Fund........................       .50%
                 High Yield Fund..............       .60%
                 U.S. Bond Market Index Fund..       .25%

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"). The Sub-Advisor's fee is payable monthly by the Advisor at a rate of .45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of .35% on the average daily net assets in excess of $100 million.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York.

  The Administrator's fee is accrued daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .20%
                 Intermediate New York Tax-
                  Exempt Fund.................       .20%
                 Intermediate Government Fund.       .20%
                 Intermediate Investment Grade
                  Fund........................       .20%
                 High Yield Fund..............       .20%
                 U.S. Bond Market Index Fund..       .20%

  During the six months ended June 30, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                                        Amount
                                                       --------
                 Intermediate Tax-Exempt Fund......... $210,442
                 Intermediate New York Tax-Exempt Fund   79,141
                 Intermediate Government Fund.........   94,694
                 Intermediate Investment Grade Fund...  358,903
                 High Yield Fund......................   96,343
                 U.S. Bond Market Index Fund..........   65,699

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2004 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the six months ended June 30, 2004, the U.S. Bond Market Index Fund did not earn any such monies.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                Class A Class C Institutional
                Shares  Shares     Shares
                ------- ------- -------------
Intermediate
 Tax-Exempt
 Fund..........  1.04%   1.79%      .79%
Intermediate
 New York
 Tax-Exempt
 Fund..........  1.04%   1.79%      .79%
Intermediate
 Government
 Fund..........  1.04%   1.79%      .79%
Intermediate
 Investment
 Grade Fund....  1.04%   1.79%      .79%
High Yield Fund  1.14%   1.89%      .89%

                       Institutional Investor
                          Shares      Shares
                       ------------- --------
U.S. Bond Market Index
 Fund.................     .35%        .60%

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and contingent deferred sales charges imposed upon redemptions of Class C Shares during the period ended June 30, 2004:

                                            Class A  Class C
                                            Front-  Contingent
                                              End    Deferred
                                             Sales    Sales
                                            Charge    Charge
                                            ------- ----------
                 Intermediate Tax-Exempt
                  Fund..................... $   --      --
                 Intermediate New York Tax-
                  Exempt Fund..............    428      --
                 Intermediate Government
                  Fund.....................  1,427      --
                 Intermediate Investment
                  Grade Fund...............  2,796      --
                 High Yield Fund...........  2,011      --

4. Portfolio Securities

  For the six months ended June 30, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                         Intermediate
                        Tax-Exempt Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  45,480,117  57,982,434

                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   13,623,110    4,797,233
                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $  5,235,967 $  9,203,634
All Others.........           --           --

                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $154,870,645 $160,192,852
All Others.........   65,577,519   66,637,183

                         High Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   75,399,316   42,642,616

                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 37,641,361 $ 74,108,376
All Others.........    7,005,679   29,646,671

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Intermediate Government
 Fund..................    44,160       2004
                          390,829       2005
                          261,062       2008
High Yield Fund........   489,580       2011

  During the year ended December 31, 2003, the Intermediate Government Fund and Intermediate Investment Grade Fund utilized capital loss carryforwards of $617,301 and $3,128,826, respectively, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Intermediate Government Fund deferred post-October losses in the amount of $31,998 during 2003.

Distributions to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                              *Distributions paid from:
                                         ------------------------------------
                                                      Net long      Total
                                                        term       taxable
                                          Ordinary    capital   distributions
                                           Income      gains        paid
                                         ----------- ---------- -------------
   Intermediate Tax-Exempt Fund......... $       507 $5,325,410  $ 5,325,917
   Intermediate New York Tax-Exempt Fund          --    400,577      400,577
   Intermediate Government Fund.........   5,392,550         --    5,392,550
   Intermediate Investment Grade Fund...  20,882,123  5,573,295   26,455,418
   High Yield Fund......................   3,040,386         --    3,040,386
   U.S. Bond Market Index Fund..........   6,853,135    169,488    7,022,623

* The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,632,021 and $3,115,188, respectively.

  As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                           Total
                                     Undistributed Undistributed             capital and       Unrealized       accumulated
                                       ordinary      long-term   Accumulated    other        appreciation/       earnings/
                                        income     capital gains  earnings     losses        (depreciation)      (deficit)
                                     ------------- ------------- ----------- -----------  --------------        -----------
Intermediate Tax-Exempt Fund........      $ 72,837      $747,718    $820,555          --  $13,732,612/2/        $14,553,167
Intermediate New York Tax-Exempt
Fund................................            --        35,474      35,474          --    4,701,477/2/          4,736,951
Intermediate Government Fund........            --            --          --   $(728,049)      3,125,692/1,2/     2,397,643
Intermediate Investment Grade Fund..       194,458       747,613     942,071          --       1,095,929/1,2/     2,038,000
High Yield Fund.....................            --            --          --    (489,580)      2,776,530/1,2,3/   2,286,950
U.S. Bond Market Index Fund.........            --        11,679      11,679          --       2,408,955/1,2/     2,420,634

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.
/3/The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital from certain investments.

6. Written Option Activity

  At June 30, 2004, there were no outstanding written options.

7. Reclassification Of Capital
Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 20% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

9. Subsequent Events

  Effective July 1, 2004, the Board of Directors approved certain fee reductions and the use of breakpoints in the calculation of Administration and Custody fees. The Board of Directors also approved the use of a breakpoint in the calculation of the investment advisory fee for the High Yield Fund.

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these agreements were voluntary and could be revoked at any time.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 70          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., 2003 to Present;
  Age 52                          Member, Board of Directors, Tiffany & Co.,
                                  1995 to Present; Vice Chairman, Tiffany &
                                  Co., 1999 to Present; Executive Vice President,
                                  Tiffany & Co., 1992 to 1999.

Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 55                          Officer, Crompton Corp., 2004 to Present;
                                  Senior Vice President and Chief Financial
                                  Officer, Westvaco Corp., 1999 to 2003; Vice
                                  President & Treasurer, Tenneco Inc., 1994 to
                                  1999; Managing Director of Corporate Finance
                                  Group, J.P. Morgan & Co., Inc.; held various
                                  other positions at J.P. Morgan & Co., Inc.
                                  from 1975-1994.

Kim Kelly........ Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                          Present; Executive Vice President and Chief
                                  Financial Officer, Insight Communication,
                                  1990 to 2003; Chief Operating Officer, Insight
                                  Communications, 1998 to 2003.

                                                      Principal Occupations
      Director             Position                   During Past Five Years
      --------             --------                   ----------------------
John R. Alchin...... Director             Executive Vice President and Treasurer,
  Age 56                                  Comcast Corporation, 1990 to Present.
                                          Managing Director of Toronto Dominion
                                          Bank prior to 1990.

Newton P.S. Merrill. Director             Retired; formally Senior Executive Vice
  Age 64                                  President, The Bank of New York, 1994 to
                                          2003; Executive Vice President and Group
                                          Executive, Bank of Boston, 1991-1994.

Kevin J. Bannon..... President and        Executive Vice President, The Bank of New
  Age 52             Principal Executive  York, 1993 to Present.
                     Officer

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 33                                  Inc., 1993 to Present.

Sheila McKinney..... Treasurer and        Vice President, Fund Administration Services
  Age 42             Principal Accounting Group. The Bank of New York, 2003 to
                     Officer              Present; Manager, PricewaterhouseCoopers
                                          LLP, 2002 to 2003, Vice President, Asset
                                          Management, Deutsche Bank, 1995 to 2002.

Traci Thelen........ Secretary            Counsel, Legal Services, BISYS Fund Services,
  Age 31                                  Inc., 2004 to Present; General Counsel, ALPs
                                          Mutual Fund Services, Inc., 1999 to 2004.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 36                                  of BISYS Fund Services, Inc., 1995 to Present;
                                          Supervisor of Mutual Fund Legal Department,
                                          Alliance Capital Management, 1989 to 1995.

                                              Principal Occupations
  Director         Position                   During Past Five Years
  --------         --------                   ----------------------
Daniel J. Igo Assistant Secretary Senior Paralegal, Legal Services, BISYS Fund
  Age 33                          Services, Inc., 2004 to Present; Manager, State
                                  Street Research & Management Company,
                                  2003 to 2004; Senior Legal Manager,
                                  Columbia Management Group, Inc., 2002 to
                                  2003; Senior Manager, PFPC, Inc., 1998 to
                                  2002.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

See notes to financial statements.

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                 SAR-FIXED 6/04

[LOGO] BNY
HAMILTON

                              SEMI-ANNUAL REPORT

                                 June 30, 2004

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK


   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   SMALL CAP GROWTH FUND

   MULTI-CAP EQUITY FUND

   EQUITY INCOME FUND

   INTERNATIONAL EQUITY FUND

   S&P 500 INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton Funds for the six months ended June 30, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. The uncertain resolution of the war in Iraq, as well as the risk of terrorism at home and abroad, did little to ease anyone's mind. At the same time, however, other economic data presented a somewhat more optimistic picture, pointing to continued, if moderate growth.

In the second quarter, employment data turned strongly upward, indicating that the recovery had at long last built enough momentum to create significant numbers of new jobs in the U.S. There were still areas of uncertainty, but the improvement in jobs figures went a long way toward restoring confidence in the economy and the prospects for further growth. For the six-month period, the S&P 500(R) Index of large-capitalization U.S. stocks returned 3.44%. Small capitalization stocks outperformed their large-cap brethren with the Russell 2000 Index of small-cap stocks posting a total return of 6.77%.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.--uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. Questions about China's staying power also roiled the markets. As the world's largest nation has engaged in rapid expansion as an economic force, it has served as an engine for growth in the Asia-Pacific region. During the first half of the year, however, the Chinese government took some steps to keep its economy from overheating, a move that caused concern for nations that count on China both as a source of inexpensive manufacturing and as a growing end market.

Over the six months, the U.S. dollar managed to gain back some of its strength relative to the major international currencies, including the Euro, British Pound, and Japanese Yen. Even though the depreciation the dollar experienced in 2003 worked to the benefit of U.S. investors, many were relieved to see some return to stability in the dollar's value. Nonetheless, this strength had a negative impact on the returns of U.S.-based investors in foreign stocks. For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 4.86%.

The most notable event in the fixed-income markets was the Federal Reserve's decision on the last day of June to raise the federal funds target rate by a quarter of a percentage point. This move was widely anticipated, with many even thinking the Federal Reserve might opt to move rates up by half a point. As it had indicated it would be, however, the Federal Reserve was measured in this step, waiting for convincing signs of increased economic activity on a number of fronts. It also waited until there were multiple reports of encouraging employment data. This helped to avoid the risk that a rate hike could choke off the recovery before losing its 'jobless' characterization. While further rate hikes are all but certain, there appears to be little fear that they will come at too fast a pace.

In the first half, mortgage-backed securities posted the strongest returns among major bond sectors. These bonds appealed to investors because of their attractive yields and modest risk characteristics. Agency securities also offered positive performance for the period, though to a lesser degree than mortgage-backed bonds. Treasury securities, which offer no credit risk and whose prices thus are heavily influenced by changes in interest rates, underperformed for the six months as market interest rates rose in anticipation of the Federal Reserve's action. Corporate bonds also underperformed. Even though these bonds benefited from the widespread improvement in corporate earnings, rising interest rates served to offset these gains.

Although much of the period was marked by doubts about the strength and duration of the current economic expansion, it now seems that with encouraging employment reports, the building blocks could be in place for sustained--and sustainable--growth. Interest rates have risen, but they remain at manageable levels. The Federal Reserve, while signaling that it is backing away from its completely accommodative stance, has restated its willingness to move at a measured, deliberate pace in raising rates. The greatest wave of home refinancing may be behind us, suggesting some moderation in consumer spending. Rising income will now be the primary driver of consumer spending. Corporate capital spending still has some room for improvement and has started to show meaningful signs of acceleration. Global uncertainty remains, but at this point it appears to be one of many factors investors and companies must contend with, rather than an overarching fear leading to paralysis.

Despite lackluster equity returns in the first half of the year, we see many reasons to believe that the remainder of 2004 could be quite positive for the economy and for U.S. corporations. Many companies have continued to report strong earnings, frequently beating expectations. The Presidential election does cast some uncertainty on the market and the economy, but new initiatives aimed at gaining voters have the potential to offset this uncertainty with new incentives for investment by individuals and companies alike.

Through this changing environment, the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds does not change. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon

Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  4

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments.............      21
  Statement of Assets and Liabilities.      24
  Statement of Operations.............      24
  Statements of Changes in Net Assets.      25
  Financial Highlights................      26

BNY Hamilton Large Cap Value Fund
  Schedule of Investments.............      28
  Statement of Assets and Liabilities.      31
  Statement of Operations.............      31
  Statements of Changes in Net Assets.      32
  Financial Highlights................      33

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments.............      35
  Statement of Assets and Liabilities.      40
  Statement of Operations.............      40
  Statements of Changes in Net Assets.      41
  Financial Highlights................      42

BNY Hamilton Multi-Cap Equity Fund
  Schedule of Investments.............      44
  Statement of Assets and Liabilities.      46
  Statement of Operations.............      46
  Statements of Changes in Net Assets.      47
  Financial Highlights................      48

BNY Hamilton Equity Income Fund
 Schedule of Investments......................................... Page 49
 Statement of Assets and Liabilities.............................      54
 Statement of Operations.........................................      54
 Statements of Changes in Net Assets.............................      55
 Financial Highlights............................................      56

BNY Hamilton International Equity Fund
 Schedule of Investments.........................................      59
 Industry Diversification........................................      65
 Statement of Assets and Liabilities.............................      66
 Statement of Operations.........................................      66
 Statements of Changes in Net Assets.............................      67
 Financial Highlights............................................      68

BNY Hamilton S&P 500 Index Fund
 Schedule of Investments.........................................      70
 Statement of Assets and Liabilities.............................      82
 Statement of Operations.........................................      82
 Statements of Changes in Net Assets.............................      83
 Financial Highlights............................................      84

Notes to Financial Statements....................................      86

Directors and Officers...........................................      95

BNY Hamilton Large Cap Growth Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, CFA

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2004?
A: As the year began, investors had significant worries about lackluster figures relating to job creation and economic growth. Inflation and the potential of interest rate hikes from the Federal Reserve were of little immediate concern.

   Sentiment changed abruptly in April, when job creation first started to show signs of a strong pickup. By the end of the first half of the year, data indicated that more than one million jobs had been created. During this time, investors' new concern became the risk of inflation and the potential for aggressive moves from the Federal Reserve, despite Alan Greenspan's assurances about taking a measured approach to interest rate increases. Among the factors spurring inflationary worries were higher prices for energy and other commodities, and the ability of some companies to raise their prices for products and services.

   Inflation was not the only concern weighing on investors' minds. Continued instability in Iraq, along with the persistent threat of terrorism, also clouded the strong improvement in corporate earnings.

Q: Given this context, how did the Fund perform?
A: The Fund returned 0.90% for Institutional Class Shares and 0.71% for Class A
   Shares for the six months ended June 30, 2004. For the same period, the S&P 500(R) Index returned 3.44%.

Q: What strategies accounted for the Fund's performance?
A: The Fund is positioned with an emphasis on high-quality companies.
   Historically, such companies have tended to outperform during decelerating profit cycles--such as the period in which we now find ourselves. While corporate profitability is still growing impressively, the rate of growth is beginning to decelerate. Corporate earnings growth went from 29% in the fourth quarter of 2003 to 27.5% in the first quarter of this year. Figures for the second quarter are expected to land in the 20% range, but during the second half of the year are anticipated to be closer to 10%.

   Despite this overall trend, our higher-quality companies did not outperform during the first quarter of this year, which contributed to our underperformance for the period. In addition, over the six months smaller-capitalization companies outperformed larger stocks. This also contributed to the Fund's underperformance, as the Fund is positioned with a larger average market capitalization than the S&P 500 Index.

Q: Which of the Fund's holdings were the best performers?
A: Our best performing stock was Caremark, which moved up by more than 35% from the time of purchase during the year. Caremark benefited from increased usage of mail-order services for prescription drugs, the signing of important new contracts, and the passage of legislation providing for Medicare drug benefits. The company was one of the greatest single contributors to the Fund's performance.

   Another company playing a meaningful role in the Fund's performance was oil-services giant Schlumberger. This company benefited from expectations that high oil prices would lead to increased drilling activity.

Q: How did the portfolio's composition change during the period?
A: Given the growing potential for higher interest rates, we reduced our exposure to retail stocks that are dependent upon the overall level of consumer spending; consumer spending could slow down as borrowing becomes more costly. In this sector of the market, we shifted our emphasis to those stocks with distinctive growth stories, such as significant store expansion opportunities or exposure to small- and mid-size businesses.

   In the Health Care sector, we shifted some exposure away from large-cap pharmaceutical companies based on concerns about their pricing power and increased competition from generic drugs. In their place, we added to our positions in biotechnology and companies that could benefit from generic competition, such as prescription benefit management firms and generic drug manufacturers.

   Because of the likelihood of rising interest rates, we reduced the Fund's exposure to companies in the Financial sector that are more sensitive to rising rates. These include real estate investment trusts (REITs) and mortgage-related companies.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: We anticipate continued strength in the economy and corporate earnings, though both are likely to decelerate toward a more moderate, sustainable pace. Strong corporate earnings should help to fuel further growth in job creation, real wages, and capital spending. While inflation is an increasing concern, we believe the Federal Reserve will be able to maintain its measured approach to raising interest rates.

   In this environment, we continue to believe that the large capitalization, high-quality companies we favor are positioned well. These companies have strong earnings growth, solid balance sheets, and good pricing power. These characteristics should allow them to raise the dividends they pay to investors, borrow at reasonable rates, and remain competitive.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH FUND
(INSTITUTIONAL SHARES)              1.18%   0.21%    0.90%   12.00%     -4.53%     -3.53%     10.27%
------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                    1.94%   1.71%    3.44%   19.10%     -0.70%     -2.20%     11.83%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Value Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with William McClean and George Baker, Managing Directors and Co-Portfolio Managers

Q: What factors influenced the investment environment for large-cap value stocks during the first half of 2004?
A: The first half of the year was marked by strong overall economic growth, as evidenced by a solid first-quarter gross domestic product (GDP) figure. Job creation picked up steam, and helped to sustain vigorous consumer spending. Corporate capital spending also rose across a number of industries, particularly Energy and Transportation Equipment. Finally, productivity gains continued to support economic growth while helping to keep inflation in check.

Q: Given this context, how did the Fund perform?
A: The Fund returned 2.46% for Institutional Shares and 2.24% for Class A
   Shares for the six months ended June 30, 2004. This performance lagged behind that of the broad-based S&P 500(R) Index, which returned 3.44% for the same period.

Q: What factors accounted for the Fund's performance?
A: Individual security selections in the Technology, Industrials, and Consumer
   Discretionary sectors contributed to the Fund's underperformance relative to its benchmark. The Fund had overweighted positions in the Utilities and Financials sectors, which also hurt performance as stocks in those areas struggled. An underweighting in Consumer Staples stocks--a sector that did well thanks to continued robust consumer spending--also contributed to the Fund's underperformance relative to the benchmark.

Q: Which stocks performed well for the Fund?
A: The best performers for the first half of 2004 were beverage giant Coca-Cola
   Enterprises, and orthopedic device maker Zimmer Holdings. Also making positive contributions to the Fund's performance were oil and gas equipment maker Grant Prideco, oil and gas services company Weatherford, and industrial equipment maker Eaton; these companies benefited from renewed interest in oil and gas exploration and development, and increased capital spending.

Q: How did the portfolio's composition change over the period?
A: Over the period we added to the Fund's holdings in Consumer Staples, and reduced its roster of Financial Services stocks. These changes reflect our anticipation that interest rates will continue to rise in coming months. We also added a new holding in the Energy sector, which may benefit from higher prices, and one in the Industrials area, which we believe could profit from continued strong capital spending in that area.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: Halfway through 2004, the overall domestic economy still appears to be providing a favorable backdrop for the equity markets, despite signs of growth that are more moderate than some expected. Although political and domestic security uncertainties cast somewhat of a shadow on this positive outlook, as long-term investors we believe the economy's strength could ultimately win out, and help to drive equities further upward. We believe there may be significant room for the markets to run before they have fully realized their return potential for the year.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP VALUE FUND
(INSTITUTIONAL SHARES)             3.30%   1.46%    2.46%   18.28%      3.66%      N/A        1.62%
-----------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                   1.94%   1.71%    3.44%   19.10%     -0.70%     -2.20%     -4.18%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual returns would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON SMALL CAP GROWTH FUND


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with John Lui, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during the first half of 2004?
A: After a brief burst of optimism early in the year, the tone of the economy and the market was muted for much of the period. In the first quarter, a series of disappointing employment reports cast some doubt on the strength and longevity of the economic recovery. As jobs reports became more encouraging in the second quarter, investors turned their concern to a new area: the potential for inflation and rising interest rates. There were both bright spots and disappointments in the market, but overall performance was moderate.

   Over the six months, small-cap stocks outperformed larger-capitalization issues, continuing a trend from the previous year. For much of the period, however, lower-valuation stocks outperformed higher-priced companies. This hurt the performance of growth-oriented investors, such as ourselves, who place more emphasis on long-term earnings growth in selecting stocks. For the six months, the value style of investing outperformed growth.

Q: Given this context, how did the Fund perform?
A: For the six months ended June 30, 2004, the Fund returned 1.47% for Institutional Class Shares and 1.55% for Class A Shares, versus a 6.77% return for the Russell 2000 Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: Our focus remained on companies with more rapid long-term growth rates, which dampened our performance relative to the benchmark for the period. In a market environment that was at times uncertain and volatile, many investors traded quickly in and out of stocks in search of gains, which presented challenges for long-term investors like us. Our view is that we're not renting stocks; we're buying them as investors. And as investors we have positioned the portfolio to benefit from the economic recovery. We look for stocks that offer relative earnings strength, with the goal of producing above-average growth over the course of a corporate profit cycle. Given that orientation, we don't see the wisdom of moving in and out of the stocks that we believe have the potential to outperform over the long term.

   Our sector allocations did, however, make a positive contribution to performance. A number of areas that we overweighted, including Consumer Staples, Materials, and Energy, all outperformed during the period. Also, areas that we had underweighted, including Industrials and Technology, underperformed. Although some elements of our investment approach may have been out of style, we believe it is reassuring that our overall portfolio positioning appeared to be on target and contributed positively to performance.

Q: How did the portfolio's composition change over the period?
A: Over the six months, we did not make any substantial changes to the portfolio. Our focus remains on identifying companies that have strong fundamental qualities, good business plans, and capable management teams. Clean balance sheets, without an excess of debt, remain an important characteristic in our stock-selection process. While we do make changes to the portfolio as conditions warrant, we do not want to engage in speculative 'flipping' of stocks--making many rapid fire trades in the quest for short-term profits.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook going forward?
A: We remain positive on the outlook for small-company growth stocks in the coming months. The next phase of the economic recovery, based on historical patterns, should be driven by long-term earnings growth--one of the key criteria in our stock-selection process. We are excited by many of the new stocks we have been able to add to the portfolio, from such diverse areas as Consumer Discretionary, Health Care, and Technology. These and the other companies in the portfolio are, in our assessment, positioned to perform well based on new products, markets, and formats.

   As stock investors, not traders, we are committed to holding those stocks we believe are ready to benefit from the continuation of the economic recovery we anticipate. We're not going to change our view daily, weekly, or even monthly in the search for short-term gains. It is essential to shut out the noise that market volatility can produce, and focus on the qualities that could allow stocks to outperform over time.

                                                                       TRAILING   TRAILING   TRAILING
                                   CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004         MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH FUND
(INSTITUTIONAL SHARES)              2.85%   -1.49%   1.47%   24.28%     -0.10%     9.50%      14.47%
------------------------------------------------------------------------------------------------------
RUSSELL 2000                        4.21%    0.47%   6.77%   33.37%      6.23%     6.63%      10.92%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 5 year and 10 year periods would have been lower.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Multi-Cap Equity Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Portfolio Manager Edward B. White, CFA

Q: What factors influenced the investment environment for stocks during the first half of 2004?
A: The year started off with a somewhat muted tone, as weak employment reports made it difficult for investors to have complete confidence in the staying power of the economic recovery. In the second quarter, however, jobs data took a sharp turn for the better. This presented the equity markets with new challenges: concerns about potential inflation and the possibility that the Federal Reserve would raise short-term interest rates. Through it all, the equity markets were able to post modestly positive results for the first half of the year. Small- and medium-capitalization stocks outperformed large caps for the period.

Q: Given this context, how did the Fund perform?
A: The Fund returned 3.69% for Class A Shares for the six months ended June 30,
   2004. For the same period, the S&P 500(R) Index returned 3.44%.

Q: What factors accounted for the Fund's performance during the period?
A: For the period overall, individual stock selections in both the Health Care and Financial Services sectors were the greatest contributors to the Fund's performance. Also, the small- and mid-cap stocks in the portfolio had positive impact on returns, as those asset classes both offered stronger performance than large caps. A number of companies in the Fund were able to produce strong earnings despite the elements of uncertainty in the environment; they also contributed to the Fund's good results.

Q: Which of the Fund's holdings were the best performers?
A: The strongest companies in the portfolio came from a wide range of industries. The three best-performing stocks for the first six months of the year were biomedical company Charles River Laboratories (up by 42.4% for the period), computer equipment maker Cognex (up 36.0%), and motorcycle producer Harley-Davidson (up 30.3%).

Q: What changes did you make to the Fund's composition this year?
A: We made very few changes to the Fund's composition in the first half of the year. We increased our position in the Financials area slightly, however, as we believe the current economic and interest rate environment may prove favorable for some companies in the sector.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook for the remainder of the year?
A: While there are many signs of continued economic growth, it also seems likely that many of the factors that have caused uncertainty--international turmoil, the possibility of inflation and higher interest rates, and possible political change--may also persist. Given these conditions, we plan to look for companies that we believe have the tools not only to experience success, but also to repeat the achievement. Among the many factors we will look for is the ability to pay and sustain attractive dividends to investors. In what may at times be a chaotic market, we will be on the constant lookout for opportunities.

                                                                            TRAILING   TRAILING   TRAILING
                                        CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004              MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON MULTI-EQUITY FUND (CLASS A
SHARES)                                  2.47%   1.08%    3.69%   20.77%     -4.90%      1.06%     11.58%
-----------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                         1.94%   1.71%    3.44%   19.10%     -0.70%     -2.20%     11.83%
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership had been registered, the Partnership's performance may have been adversely affected.

The S&P 500 Index/(R)/ is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Equity Income Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for equity income funds during the first half of 2004?
A: Early in the year, new job creation remained weak and inflation was subdued, despite strong economic growth. This kept bond yields low, and caused some investors to anticipate that the Federal Reserve might not need to raise interest rates before 2005.

   During the spring, however, that perception changed quickly. On April 2, the U.S. Labor Department reported the first of several strong employment reports, signaling the end of the "jobless" element of the economic recovery. Accelerating global demand, together with higher energy and materials prices, gave companies the ability to raise prices. Measures of core consumer-price inflation that had been subdued for some time began to rise. In anticipation of the Federal Reserve acting to raise the federal funds target rate, market interest rates started to climb in April, only leveling off late in the quarter. Geopolitical issues, such as continued conflict in Iraq, the potential for future acts of terrorism, fear of inadequate oil supplies, and rising energy prices also buffeted the market during the first six months of the year.

   Corporate profits remained strong, aided by continuing productivity gains and operating leverage from rising revenues. Earnings growth for corporations exceeded 20% in the first quarter, with second quarter figures expected to show a similar increase. Consumer spending remained robust, with many anticipating that rising payrolls and higher wages would sustain it.

   Nonetheless, the S&P 500 traded within a narrow band for the first six months of the year. This low level of market volatility reflected the ongoing struggle between concerns about higher interest rates, inflation, and geopolitical risk on one hand, and the positive influence of a strong economy and corporate earnings growth on the other.

Q: Given this context, how did the Fund perform?
A: The Fund returned 2.01% for Institutional Class Shares and 1.90% for Class A
   Shares for the six months ended June 30, 2004. This compared with a 3.44% return for the broad-based S&P 500(R) Index over the same period. Class C Shares returned 0.74% since inception (June 9, 2004) vs. 0.93% for the S&P(R) 500 Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: The best performing sectors for the Fund were Energy, Consumer Staples, and Industrials. Energy stocks rallied with higher oil and gas prices. Global demand for energy increased in step with economic growth, particularly in emerging markets such as China. On the other hand, the potential for supply interruptions and downward revisions in estimated oil and gas reserves have raised concerns that supplies are inadequate to meet future demand. The valuations of companies in the Energy sector rose to reflect the expected persistence of higher commodity prices and faster profit growth.

   Investor confidence in the consistent growth of Consumer Staples during a time of rising rate fears also allowed that sector to outperform for the period. Industrial stocks performed well, primarily because of improved demand among their end markets and the positive impact of higher productivity on earnings growth.

   The Fund's underperformance was largely attributable to its holdings in the Consumer Discretionary, Financial, and Utility sectors. These areas tend to lag the broader market during periods when interest rates are expected to rise. Consumer Discretionary stocks reflected concerns that higher rates and energy prices will slow the pace of consumer spending. Financial stocks were hurt by the fear that rising interest rates will slow their earnings growth. Utility stocks are defensive and provide substantial income, but their valuations and dividend yields tend to be correlated with bond yields. As a result, rising interest rates hurt stocks in this sector.

Q: What stocks performed well for the Fund?
A: Two of the Fund's top-performing holdings, PepsiCo and Colgate Palmolive, are in the Consumer Staples sector. PepsiCo stock was buoyed by new products, higher sales volumes, and a large hike in its dividend. Colgate, which had disappointing profits late in 2003, recovered in the first half of the year based on strong emerging markets growth and anticipation of new product launches later in the year.

   Within the Technology sector, Motorola convertible preferred performed well as new products helped the company gain market share in the global wireless handset business and cable set-top boxes. Oil field services company Schlumberger rallied as higher energy prices lifted expectations for greater spending on oil and gas exploration.

Q: How did the portfolio's composition change over the period?
A: During the first half of the year, we continued to reduce the Fund's exposure to interest rate sensitive sectors of the market. In particular, we pared back our holdings in real estate investment trusts (REITs) as valuations peaked at the end of the first quarter. We also trimmed our positions in the Energy sector after the stocks surged upward along with oil and gas prices. Other holdings that we reduced were those that had appreciated in value to the point that they had become heavily overweighted in the portfolio, and those whose prices had reached our targets.

   Based on our outlook for continued economic growth, we raised our exposure to cyclical sectors, increasing our weightings in Materials, Industrials, and Information Technology. Also, within the Health Care sector we added several companies that we believe offer attractive growth prospects, have new drugs in the pipeline, and feature above-market dividend yields.

Portfolio holdings are subject to change.

Investments in REITs are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

Q: What is your strategic outlook going forward?
A: After strong returns in 2003, stock market gains have moderated thus far in 2004. Investor sentiment seems to waver between moderately positive and moderately negative, much in keeping with the narrow trading range the market is now moving in.

   During the second half of 2004, we believe the rate of corporate profit growth could slow from more than 20% to a more sustainable (though still attractive) level. Inflation remains tame, and continued job growth should support consumer spending. Although interest rates should rise from their current levels, the Federal Reserve shows no desire to halt economic growth by taking rates up aggressively. In this environment, we believe that companies delivering strong profit growth and generating a high level of cash flow to support dividends should be able to perform well.

                                                                    TRAILING   TRAILING   TRAILING
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS    10 YEARS
Periods Ended June 30, 2004      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON EQUITY INCOME FUND
(INSTITUTIONAL SHARES)           1.17%   -0.46%   2.01%   14.66%     -1.17%     -0.42%      8.92%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                 1.94%    1.71%   3.44%   19.10%     -0.70%     -2.20%     11.83%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton International Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during the first half of 2004?
A: The continuation of the global economic recovery contributed to good local market performance in many international markets over the first half of the year. Japanese equities were particularly strong, especially in the first quarter, as the Japanese economy was fueled by demand from China. In the second quarter, concerns grew about the possibility of slowing growth in China, causing Japanese equities to give up some ground along with other international markets. A slight strengthening of the dollar relative to major foreign currencies hampered returns to U.S.-based investors. This was in contrast to 2003, when the dollar's slide boosted returns for U.S. investors in foreign equities.

Q: Given this context, how did the Fund perform?
A: The Fund returned 2.83% for Institutional Class Shares and 2.66% for Class A
   Shares for the six months ended June 30, 2004. For the same period, the MSCI EAFE Index returned 4.86%.

Q: What factors accounted for the Fund's performance during the period?
A: In 2003, the Fund moved to an index-like approach, investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies, are traded on U.S. exchanges, and can be less expensive to hold than foreign stocks. This move helped to reduce the costs of operating the Fund, which over time should have a positive impact on total returns. Over the past six months, however, securities represented by an ADR underperformed those that are solely listed on foreign exchanges, with negative impact on our returns for the six-month period.

Q: Which of the Fund's holdings were the strongest performers?
A: With our index-like approach, we do not actively seek to overweight or underweight specific stocks or sectors. That said, strong performers for the first half of 2004 included British-based energy companies BP and Shell Transport and Trading, Japan's Toyota Motor, Netherlands-based Royal Dutch Petroleum, and German pharmaceutical giant Schering.

Q: How did the portfolio's composition change over the period?
A: The portfolio is maintained to mirror the composition of the MSCI EAFE
   Index. As a result, we do not make active changes to the Fund's composition.

   The MSCI EAFE Index contains about 1,000 stocks, about 400 of which are traded as ADRs. To help replicate the characteristics of the overall EAFE Index, we use a proprietary mathematical formula to select about 200 of the available ADRs that, taken as a whole, will keep the Fund's country exposure and sector allocations in line with the Index's.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook going forward?
A: We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index. This approach is designed to offer investors broad international diversification in an efficient, cost-effective format. We thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                                                           TRAILING   TRAILING    SINCE
                                       CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004             MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY FUND
(INSTITUTIONAL SHARES)                  2.31%   -0.49%   2.83%   28.83%     -1.03%     -2.74%     2.01%
----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                         2.23%    0.44%   4.86%   32.85%      4.25%      0.40%     3.95%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 5 year and since inception periods would have been lower. The inception date for the BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.

The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton S&P 500 Index Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500/(R)/ Index because of Fund fees and expenses.

An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2004?
A: The first half of the year was difficult for equities even though they managed modest gains. The combination of Iraq, terror concerns, rate hikes and oil prices have all contributed to a weak environment for equities.

Q: Given this context, how did the Fund perform?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 3.24% for Institutional Class Shares and 3.14% for Investor Class Shares for the six months ended June 30, 2004. This compares with a 3.44% return for the S&P 500(R) Index over the same period.

Q: How did the portfolio's composition change over the period?
A: There were ten additions, and ten corresponding deletions, to the S&P 500
   Index in the first half of 2004.

          Additions                    Deletions
          ---------                    ---------
          M&T Bank Corp............... Concord EFS Inc.
          Caremark Rx................. Tupperware Corp.
          E*Trade Financial........... FleetBoston Financial
          Affiliated Computer Services Travelers Property Casualty
          Mylan Laboratories.......... Sprint PCS
          Valero Energy............... John Hancock Financial Services
          Hospira Inc................. American Greetings
          Regions Financial Corp.*.... Regions Financial Corp.
          Gilead Sciences............. Bank One Corp.
          Sovereign Bancorp........... Union Planters Corp.

* Regions Financial Corp. merged with Union Planters Corp. in June; this new, merged entity replaced the old Regions Financial in the Index, and a separate replacement for Union Planters was made.

   Portfolio holdings are subject to change.

Q: What is your strategic outlook going forward?
A: Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON S&P 500 INDEX FUND
(INSTITUTIONAL SHARES)           1.88%   1.61%    3.24%   18.52%     -1.15%      N/A       -4.63%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                 1.94%   1.71%    3.44%   19.10%     -0.70%     -2.20%     -4.18%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual returns would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--98.2%
          Advertising and Marketing Services--2.0%
  93,900  Omnicom Group, Inc........ $ 7,126,071
                                     -----------
          Aerospace and Defense--2.3%
  88,200  United Technologies
          Corp......................   8,068,536
                                     -----------
          Banking and Finance--3.6%
 161,300  Wachovia Corp.............   7,177,850
  98,132  Wells Fargo & Co..........   5,616,094
                                     -----------
                                      12,793,944
                                     -----------
          Beverages--Food and Tobacco--3.3%
 112,000  PepsiCo, Inc..............   6,034,560
 114,467  The Coca-Cola Co..........   5,778,294
                                     -----------
                                      11,812,854
                                     -----------
          Biosciences--1.8%
 116,304  Amgen, Inc.*..............   6,346,709
                                     -----------
          Building and Building Products--1.5%
 146,200  The Home Depot, Inc.......   5,146,240
                                     -----------
          Chemicals--3.4%
 180,546  duPont (E.I.) de Nemours
          & Co......................   8,019,853
  93,100  Rohm and Haas Co..........   3,871,098
                                     -----------
                                      11,890,951
                                     -----------
          Commercial Services--4.2%
 342,200  ARAMARK Corp., Class B....   9,841,672
 165,500  InterActiveCorp.*.........   4,988,170
                                     -----------
                                      14,829,842
                                     -----------

Number of
 Shares                             Value
---------                        -----------
          Common Stocks (Continued)
          Communications, Media and
          Entertainment--2.8%
  86,000  Clear Channel
          Communications, Inc... $ 3,177,700
 242,600  Comcast Corp.--Special
          Class A*..............   6,698,186
                                 -----------
                                   9,875,886
                                 -----------
          Computers--Micro--5.4%
  79,000  CDW Corp..............   5,037,040
  97,600  Dell, Inc.*...........   3,496,032
  91,720  Hewlett-Packard Co....   1,935,292
  97,500  International Business
          Machines Corp. (IBM)..   8,594,625
                                 -----------
                                  19,062,989
                                 -----------
          Computers--Software and
          Peripherals--6.5%
 366,520  Cisco Systems, Inc.*..   8,686,524
 315,200  EMC Corp.*............   3,593,280
 377,092  Microsoft Corp.*......  10,769,748
                                 -----------
                                  23,049,552
                                 -----------
          Conglomerates--3.1%
 341,238  General Electric Co...  11,056,111
                                 -----------
          Containers and Packaging--1.2%
  76,500  Sealed Air Corp.*.....   4,075,155
                                 -----------
          Data Processing Systems--2.4%
 186,800  First Data Corp.......   8,316,336
                                 -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                   VALUE
---------                              -----------
          Common Stocks (Continued)
          Electronic Equipment and Components--3.6%
 170,000  Applied Materials, Inc.*.... $ 3,335,400
 340,104  Intel Corp..................   9,386,870
                                       -----------
                                        12,722,270
                                       -----------
          Engineering Services--0.1%
   5,180  Jacobs Engineering Group,
          Inc.*.......................     203,988
                                       -----------
          Financial Services--8.2%
 245,691  Citigroup, Inc..............  11,424,633
  51,725  Fannie Mae..................   3,691,096
 197,600  Morgan Stanley..............  10,427,352
  38,100  The Goldman Sachs Group,
          Inc.........................   3,587,496
                                       -----------
                                        29,130,577
                                       -----------
          Health Care Products and Services--6.7%
 116,500  Abbott Laboratories.........   4,748,540
 171,600  Caremark Rx, Inc.*..........   5,652,504
 107,690  Johnson & Johnson...........   5,998,333
 147,541  Medtronic, Inc..............   7,188,198
                                       -----------
                                        23,587,575
                                       -----------
          Household and Personal Care Products--3.5%
  90,900  Colgate-Palmolive Co........   5,313,105
 127,476  The Procter & Gamble Co.....   6,939,793
                                       -----------
                                        12,252,898
                                       -----------
          Insurance--5.2%
 163,419  American International
          Group, Inc..................  11,648,506
  98,000  The Hartford Financial
          Services Group, Inc.........   6,736,520
                                       -----------
                                        18,385,026
                                       -----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Machinery and Engineering--1.1%
  57,300  Deere & Co............... $ 4,019,022
                                    -----------
          Oil and Gas--7.9%
 184,600  BP PLC ADR...............   9,889,022
 235,350  Exxon Mobil Corp.........  10,451,893
 121,690  Schlumberger Ltd.........   7,728,532
                                    -----------
                                     28,069,447
                                    -----------
          Pharmaceuticals--7.0%
  68,500  Gilead Sciences, Inc.*...   4,589,500
  80,738  Merck & Co., Inc.........   3,835,055
 302,948  Pfizer, Inc..............  10,385,057
  86,450  Teva Pharmaceutical
          Industries Ltd. ADR......   5,817,221
                                    -----------
                                     24,626,833
                                    -----------
          Resorts and Entertainment--0.8%
 113,000  The Walt Disney Co.......   2,880,370
                                    -----------
          Retail--Discount Stores--2.6%
  98,450  Costco Wholesale Corp.*..   4,043,342
  97,500  Wal-Mart Stores, Inc.....   5,144,100
                                    -----------
                                      9,187,442
                                    -----------
          Retail--Specialty Stores--2.3%
 124,200  PETsMART, Inc............   4,030,290
 141,000  Staples, Inc.............   4,132,710
                                    -----------
                                      8,163,000
                                    -----------
          Retail and Wholesale Distribution--1.4%
 139,700  SYSCO Corp...............   5,011,039
                                    -----------
          Telecommunications--1.1%
 294,000  Corning, Inc.*...........   3,839,640
                                    -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Transportation--2.2%
  105,200 United Parcel Service, Inc.,
          Class B..................... $  7,907,884
                                       ------------
          Utilities--Gas and Electric--1.0%
   57,000 Dominion Resources, Inc.....    3,595,560
                                       ------------
          Total Common Stocks
          (Cost $254,648,873).........  347,033,747
                                       ------------
          Money Market Fund--0.9%
3,201,339 BNY Hamilton Money Fund
          (Hamilton Shares), 0.98% (a)
          (Cost $3,201,339)...........    3,201,339
                                       ------------
          Total Investments
          (Cost $257,850,212)(b)--
          99.1%.......................  350,235,086
          Other assets less
          liabilities--0.9%...........    3,102,651
                                       ------------
          Net Assets--100.0%.......... $353,337,737
                                       ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $92,384,874 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $100,517,150 and aggregate gross unrealized depreciation of $8,132,276.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $257,850,212)..................... $350,235,086
             Receivables:
              Investments sold........................    3,314,753
              Dividends...............................      318,557
              Capital stock sold......................       30,521
              Interest................................        1,699
             Other assets.............................       28,006
                                                       ------------
              Total Assets............................  353,928,622
                                                       ------------
           Liabilities:
             Payables:
              Capital stock repurchased...............      270,663
              Services provided by The Bank of
               New York and Administrator.............      252,991
             Accrued expenses and other liabilities...       67,231
                                                       ------------
              Total Liabilities.......................      590,885
                                                       ------------
           Net Assets:................................ $353,337,737
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $     36,989
             Paid in capital..........................  273,534,366
             Undistributed net investment income......       51,665
             Accumulated net realized loss on
              investments.............................  (12,670,157)
             Net unrealized appreciation on
              investments.............................   92,384,874
                                                       ------------
           Net Assets................................. $353,337,737
                                                       ------------
           Class A Shares:
             Net assets............................... $ 12,296,439
                                                       ------------
             Shares outstanding.......................    1,297,434
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       9.48
             Sales charge--5.25% of public offering
              price...................................         0.53
                                                       ------------
             Maximum offering price................... $      10.01
                                                       ------------
           Institutional Shares:
             Net assets............................... $341,041,298
                                                       ------------
             Shares outstanding.......................   35,691,933
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       9.56
                                                       ------------
           Class A Shares authorized @ $.001 par
            value.....................................  200,000,000
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $17,548)................................ $  2,591,526
            Interest....................................       37,568
                                                         ------------
             Total Income...............................    2,629,094
                                                         ------------
          Expenses:
            Advisory....................................    1,083,846
            Administration..............................      361,282
            Transfer agent..............................       61,896
            Accounting services.........................       29,839
            Custodian...................................       24,932
            12b-1 fee--Class A Shares...................       21,484
            Audit.......................................       10,188
            Legal.......................................        9,094
            Directors...................................        8,757
            Reports to shareholders.....................        8,040
            Registration and filings....................        7,636
            Insurance...................................        3,442
            Cash management.............................        2,795
            Other.......................................       15,449
                                                         ------------
             Total Expenses.............................    1,648,680
                                                         ------------
             Net Investment Income......................      980,414
                                                         ------------
          Realized and Unrealized Gain
           (loss) on Investments:
            Net realized gain on investments............   14,787,709
            Increase (decrease) in unrealized
             appreciation/depreciation on
             investments................................  (12,942,573)
                                                         ------------
            Net realized and unrealized gain on
             investments................................    1,845,136
                                                         ------------
            Net increase in net assets resulting from
             operations................................. $  2,825,550
                                                         ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                              Six Months Ended
                                                                                               June 30, 2004      Year Ended
                                                                                                (unaudited)    December 31, 2003
                                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................................   $    980,414     $  2,485,921
  Net realized gain (loss) on investments....................................................     14,787,709       (5,493,788)
  Increase (decrease) in unrealized appreciation/depreciation on investments.................    (12,942,573)      71,964,807
                                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................................      2,825,550       68,956,940
                                                                                                ------------     ------------
Dividends To Shareholders:
  Dividends from net investment income: Class A Shares.......................................        (30,205)         (86,484)
                         Institutional Shares................................................       (908,483)      (2,214,965)
                                                                                                ------------     ------------
                                                                                                    (938,688)      (2,301,449)
                                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................................      2,699,592        5,557,979
                     Institutional Shares....................................................     19,219,625       43,227,015
  Proceeds from shares issued on reinvestment of dividends: Class A Shares...................         30,034           86,257
                                     Institutional Shares....................................        217,974          506,116
  Value of capital stock repurchased: Class A Shares.........................................     (8,282,780)      (7,849,482)
                      Institutional Shares...................................................    (28,610,018)     (46,146,307)
                                                                                                ------------     ------------
   Net decrease in net assets resulting from capital stock transactions......................    (14,725,573)      (4,618,422)
                                                                                                ------------     ------------
     Increase (decrease) in Net Assets.......................................................    (12,838,711)      62,037,069
Net Assets:
  Beginning of year..........................................................................    366,176,448      304,139,379
                                                                                                ------------     ------------
  End of period (includes undistibuted net investment income of $51,665 at
   June 30, 2004 and $9,939 at December 31, 2003)............................................   $353,337,737     $366,176,448
                                                                                                ------------     ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares................................................................        284,783          674,301
         Institutional Shares................................................................      2,009,367        5,036,747
  Shares issued on reinvestment of dividends: Class A Shares.................................          3,187           10,431
                           Institutional Shares..............................................         23,037           59,916
  Shares repurchased: Class A Shares.........................................................       (899,067)        (909,966)
             Institutional Shares............................................................     (3,000,312)      (5,412,606)
                                                                                                ------------     ------------
   Net decrease..............................................................................     (1,579,005)        (541,177)
  Shares outstanding, beginning of year......................................................     38,568,372       39,109,549
                                                                                                ------------     ------------
  Shares outstanding, end of period..........................................................     36,989,367       38,568,372
                                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights

                                                                 Class A Shares
                                        ---------------------------------------------------------------
                                        Six Months Ended             Year Ended December 31,
                                         June 30, 2004   ----------------------------------------------
                                          (unaudited)      2003     2002      2001      2000      1999
                                        ---------------- -------  -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year...     $  9.43      $  7.72  $ 10.13   $ 13.78   $ 16.05   $ 12.65
                                            -------      -------  -------   -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss)...........        0.02         0.04     0.04      0.03     (0.01)     0.01
Net realized and unrealized gain (loss)
  on investments.......................        0.05         1.71    (2.41)    (3.41)    (0.35)     4.57
                                            -------      -------  -------   -------   -------   -------
 Total from investment operations......        0.07         1.75    (2.37)    (3.38)    (0.36)     4.58
                                            -------      -------  -------   -------   -------   -------
Dividends and distributions
Dividends from net investment
  income...............................       (0.02)       (0.04)   (0.04)    (0.03)    (0.02)    (0.03)
Distributions from capital gains.......          --           --       --     (0.24)    (1.89)    (1.15)
                                            -------      -------  -------   -------   -------   -------
Total dividends and distributions......       (0.02)       (0.04)   (0.04)    (0.27)    (1.91)    (1.18)
                                            -------      -------  -------   -------   -------   -------
Net asset value at end of period.......     $  9.48      $  9.43  $  7.72   $ 10.13   $ 13.78   $ 16.05
                                            -------      -------  -------   -------   -------   -------
TOTAL RETURN:
Total investment return based on net
  asset value (a)......................        0.71%*      22.72%  (23.45)%  (24.63)%   (2.14)%   36.83%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................     $12,296      $17,988  $16,473   $17,576   $24,744   $18,642
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................        1.15%**      1.15%    1.15%     1.13%     1.11%     1.11%
 Expenses, prior to waiver from The
   Bank of New York....................        1.15%**      1.15%    1.15%     1.13%     1.11%     1.14%
 Net investment income (loss), net of
   waiver from The Bank of New
   York................................        0.33%**      0.51%    0.47%     0.24%    (0.07)%    0.10%
Portfolio turnover rate................          21%*         20%      18%       14%       16%       18%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                                         Institutional Shares
                                                         ---------------------------------------------------
                                        Six Months Ended               Year Ended December 31,
                                         June 30, 2004   ---------------------------------------------------
                                          (unaudited)      2003       2002       2001       2000      1999
                                        ---------------- --------  --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...     $   9.50     $   7.78  $  10.21   $  13.89   $  16.15   $  12.71
                                            --------     --------  --------   --------   --------   --------
Gain (loss) from investment operations
Net investment income..................         0.03         0.07      0.06       0.05       0.03       0.05
Net realized and unrealized gain (loss)
  on investments.......................         0.06         1.71     (2.43)     (3.43)     (0.37)      4.59
                                            --------     --------  --------   --------   --------   --------
 Total from investment operations......         0.09         1.78     (2.37)     (3.38)     (0.34)      4.64
                                            --------     --------  --------   --------   --------   --------
Dividends and distributions
Dividends from net investment
  income...............................        (0.03)       (0.06)    (0.06)     (0.06)     (0.03)     (0.05)
Distributions from capital gains.......           --           --        --      (0.24)     (1.89)     (1.15)
                                            --------     --------  --------   --------   --------   --------
 Total dividends and distributions.....        (0.03)       (0.06)    (0.06)     (0.30)     (1.92)     (1.20)
                                            --------     --------  --------   --------   --------   --------
Net asset value at end of period.......     $   9.56     $   9.50  $   7.78   $  10.21   $  13.89   $  16.15
                                            --------     --------  --------   --------   --------   --------
TOTAL RETURN:
Total investment return based on net
  asset value (a)......................         0.90%*      22.99%   (23.26)%   (24.49)%    (1.99)%    37.13%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................     $341,041     $348,188  $287,666   $403,925   $549,982   $589,285
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................         0.90%**      0.90%     0.90%      0.88%      0.86%      0.85%
 Expenses, prior to waiver from The
   Bank of New York....................         0.90%**      0.90%     0.90%      0.88%      0.86%      0.86%
 Net investment income, net of
   waiver from The Bank of New
   York................................         0.55%**      0.77%     0.70%      0.49%      0.18%      0.36%
Portfolio turnover rate................           21%*         20%       18%        14%        16%        18%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                  value
---------                             -----------
          Common Stocks--95.9%
          Aerospace and Defense--1.5%
  29,000  United Technologies
          Corp....................... $ 2,652,920
                                      -----------
          Aluminum, Steel and Other Metals--1.0%
  52,000  Alcoa, Inc.................   1,717,560
                                      -----------
          Automotive--1.6%
  35,000  AutoZone, Inc.*............   2,803,500
                                      -----------
          Banking and Finance--8.4%
  65,647  Bank of America Corp.......   5,555,049
 125,000  J.P. Morgan Chase & Co.....   4,846,250
  16,000  M&T Bank Corp..............   1,396,800
 110,000  U.S. Bancorp...............   3,031,600
                                      -----------
                                       14,829,699
                                      -----------
          Beverages--Food and Tobacco--3.0%
 180,000  Coca-Cola Enterprises,
          Inc........................   5,218,200
                                      -----------
          Building Materials--1.1%
  45,000  Florida Rock Industries,
          Inc........................   1,897,650
                                      -----------
          Chemicals--6.0%
 110,000  duPont (E.I.) de Nemours
          & Co.......................   4,886,200
 140,000  Praxair, Inc...............   5,587,400
                                      -----------
                                       10,473,600
                                      -----------
          Computers--Micro--2.1%
  41,000  International Business
          Machines Corp. (IBM).......   3,614,150
                                      -----------
          Computers--Software and Peripherals--1.7%
 104,000  Microsoft Corp.*...........   2,970,240
                                      -----------

Number of
 Shares                                    value
---------                               -----------
          Common Stocks (Continued)
          Conglomerates--3.3%
 176,000  General Electric Co.......... $ 5,702,400
                                        -----------
          Electronic Equipment and
          Components--2.9%
  60,000  Intel Corp...................   1,656,000
 140,000  Texas Instruments, Inc.......   3,385,200
                                        -----------
                                          5,041,200
                                        -----------
          Financial Services--5.9%
 100,000  Citigroup, Inc...............   4,650,000
  64,000  Marsh & McLennan Cos.,
          Inc..........................   2,904,320
  30,000  Morgan Stanley...............   1,583,100
  24,000  PNC Financial Services
          Group........................   1,273,920
                                        -----------
                                         10,411,340
                                        -----------
          Health Care Products and Services--3.7%
  70,000  Johnson & Johnson............   3,899,000
  28,500  Zimmer Holdings, Inc.*.......   2,513,700
                                        -----------
                                          6,412,700
                                        -----------
          Household and Personal Care Products--2.5%
 110,000  Unilever PLC ADR.............   4,374,700
                                        -----------
          Insurance--5.9%
 126,000  AFLAC, Inc...................   5,142,060
 110,000  The Allstate Corp............   5,120,500
                                        -----------
                                         10,262,560
                                        -----------
          Machinery and Engineering--8.1%
  66,000  Caterpillar, Inc.............   5,243,040
  65,000  Eaton Corp...................   4,208,100
  70,000  Ingersoll-Rand Co.*..........   4,781,700
                                        -----------
                                         14,232,840
                                        -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                value
---------                           -----------
          Common Stocks (Continued)
          Machinery and Equipment--0.7%
  66,000  Grant Prideco, Inc.*..... $ 1,218,360
                                    -----------
          Manufacturing--6.3%
  55,000  3M Co....................   4,950,550
  82,000  Dover Corp...............   3,452,200
  74,000  Honeywell International,
          Inc......................   2,710,620
                                    -----------
                                     11,113,370
                                    -----------
          Oil and Gas--9.6%
  96,000  BP PLC ADR...............   5,142,720
  32,000  ChevronTexaco Corp.......   3,011,520
  55,000  ConocoPhillips...........   4,195,950
  21,000  EnCana Corp..............     906,360
  46,000  Nabors Industries, Ltd.*.   2,080,120
  35,000  Weatherford International
          Ltd.*....................   1,574,300
                                    -----------
                                     16,910,970
                                    -----------
          Pharmaceuticals--5.4%
  80,221  Medco Health Solutions,
          Inc.*....................   3,008,288
  45,000  Merck & Co., Inc.........   2,137,500
 126,000  Pfizer, Inc..............   4,319,280
                                    -----------
                                      9,465,068
                                    -----------
          Retail--Apparel and Shoes--2.3%
 220,000  Limited Brands...........   4,114,000
                                    -----------
          Retail--Discount Stores--1.3%
  55,000  Costco Wholesale Corp.*..   2,258,850
                                    -----------

Number of
 Shares                               value
---------                          ------------
          Common Stocks (Continued)
          Retail--Specialty Stores--3.7%
 120,000  CVS Corp................ $  5,042,400
  40,000  Tiffany & Co............    1,474,000
                                   ------------
                                      6,516,400
                                   ------------
          Telecommunications--2.9%
 216,000  Nokia Corp. ADR.........    3,140,640
  52,000  Verizon Communications,
          Inc.....................    1,881,880
                                   ------------
                                      5,022,520
                                   ------------
          Transportation--1.2%
  60,000  Canadian Pacific Railway
          Ltd.....................    1,477,800
  38,000  GulfMark Offshore, Inc.*      599,640
                                   ------------
                                      2,077,440
                                   ------------
          Utilities--Gas and Electric--3.8%
 214,000  Duke Energy Corp........    4,342,060
  62,000  KeySpan Corp............    2,275,400
                                   ------------
                                      6,617,460
                                   ------------
          Total Common Stocks
          (Cost $153,385,088).....  167,929,697
                                   ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                   value
---------                              ------------
          Money Market Fund--4.1%
7,157,914 BNY Hamilton Money Fund
          (Hamilton Shares), 0.98% (a)
          (Cost $7,157,914)........... $  7,157,914
                                       ------------
          Total Investments
          (Cost $160,543,002)(b)--
          100.0%......................  175,087,611
          Other assets less
          liabilities--0.0%...........       31,512
                                       ------------
          Net Assets--100.0%.......... $175,119,123
                                       ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2004 .
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $14,554,609 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $17,556,682 and aggregate gross unrealized depreciation of $3,012,073.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $160,543,002)...................... $175,087,611
             Receivables:
              Dividends................................      139,139
              Capital stock sold.......................       41,604
              Interest.................................        6,260
             Other assets..............................       27,313
                                                        ------------
              Total Assets.............................  175,301,927
                                                        ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator..................       98,963
              Investments purchased....................       28,672
              Capital stock repurchased................       17,082
             Accrued expenses and other liabilities....       38,087
                                                        ------------
              Total Liabilities........................      182,804
                                                        ------------
           Net Assets:................................. $175,119,123
                                                        ------------
           Sources Of Net Assets:
             Capital stock @ par....................... $     17,192
             Paid in capital...........................  159,202,740
             Undistributed net investment income.......       14,670
             Accumulated net realized gain on
              investments..............................    1,339,912
             Net unrealized appreciation on
              investments..............................   14,544,609
                                                        ------------
           Net Assets.................................. $175,119,123
                                                        ------------
           Class A Shares:
             Net assets................................ $    754,657
                                                        ------------
             Shares outstanding........................       73,963
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $      10.20
             Sales charge--5.25% of public offering
              price....................................         0.57
                                                        ------------
             Maximum offering price.................... $      10.77
                                                        ------------
           Institutional Shares:
             Net assets................................ $174,364,466
                                                        ------------
             Shares outstanding........................   17,117,700
                                                        ------------
             Net asset value, offering price and
              repurchase price per share............... $      10.19
                                                        ------------
           Class A Shares authorized @ $ .001 par value  200,000,000
           Institutional Shares authorized @ $ .001 par
            value......................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $13,730)................................ $1,676,824
             Interest....................................     24,876
                                                          ----------
              Total Income...............................  1,701,700
                                                          ----------
           Expenses:
             Advisory....................................    470,475
             Administration..............................    156,825
             Transfer agent..............................     38,164
             Accounting services.........................     29,783
             Custodian...................................     15,591
             Registration and filings....................      9,975
             Directors...................................      8,773
             Audit.......................................      7,682
             Reports to shareholders.....................      6,037
             Legal.......................................      5,054
             12b-1 fee--Class A Shares...................      1,058
             Other.......................................     11,309
                                                          ----------
              Total Expenses.............................    760,726
             Fees waived by The Bank of New York
              (Note 3)...................................   (132,368)
                                                          ----------
              Net Expenses...............................    628,358
                                                          ----------
              Net Investment Income......................  1,073,342
                                                          ----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments............  1,888,823
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments................................    488,442
                                                          ----------
             Net realized and unrealized gain on
              investments................................  2,377,265
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $3,450,607
                                                          ----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                                             Six Months Ended
                                                                                              June 30, 2004      Year Ended
                                                                                               (Unaudited)    December 31, 2003
                                                                                             ---------------- -----------------
Operations:
  Net investment income.....................................................................   $  1,073,342     $    910,857
  Net realized gain on investments..........................................................      1,888,823           98,875
  Increase (decrease) in unrealized appreciation/depreciation on investments................        488,442       19,827,176
                                                                                               ------------     ------------
   Net increase in net assets resulting from operations.....................................      3,450,607       20,836,908
                                                                                               ------------     ------------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares......................................         (4,562)          (3,661)
                          Institutional Shares..............................................     (1,063,222)        (898,084)
                                                                                               ------------     ------------
                                                                                                 (1,067,784)        (901,745)
                                                                                               ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................        279,972          500,166
                      Institutional Shares..................................................     53,031,880       70,546,404
  Proceeds from shares issued on reinvestment of dividends: Class A Shares..................          4,477            3,659
                                    Institutional Shares....................................        266,377          281,494
  Value of capital stock repurchased: Class A Shares........................................       (200,361)        (105,343)
                       Institutional Shares.................................................    (10,630,889)      (9,609,356)
                                                                                               ------------     ------------
   Net increase in net assets resulting from capital stock transactions.....................     42,751,456       61,617,024
                                                                                               ------------     ------------
     Increase in Net Assets.................................................................     45,134,279       81,552,187
Net Assets:
  Beginning of year.........................................................................    129,984,844       48,432,657
                                                                                               ------------     ------------
  End of period (includes undistributed net investment income of $14,670 at
   June 30, 2004 and $9,112 at December 31, 2003)...........................................   $175,119,123     $129,984,844
                                                                                               ------------     ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................         27,218           57,481
         Institutional Shares...............................................................      5,228,598        7,845,596
  Shares issued on reinvestment of dividends: Class A Shares................................            443              396
                            Institutional Shares............................................         26,575           31,032
  Shares repurchased: Class A Shares........................................................        (20,218)         (11,733)
              Institutional Shares..........................................................     (1,051,142)      (1,104,228)
                                                                                               ------------     ------------
   Net increase.............................................................................      4,211,474        6,818,544
  Shares outstanding, beginning of year.....................................................     12,980,189        6,161,645
                                                                                               ------------     ------------
  Shares outstanding, end of period.........................................................     17,191,663       12,980,189
                                                                                               ------------     ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                              Class A Shares
                                            -----------------------------------------------
                                                                               For The Period
                                            Six Months Ended                    May 31, 2002*
                                             June 30, 2004      Year Ended         Through
                                              (Unaudited)    December 31,2003 December 31, 2002
                                            ---------------- ---------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $10.03           $ 7.88           $  9.09
                                                 ------           ------           -------
Gain (loss) from investment operations
Net investment income......................        0.06             0.09              0.04
Net realized and unrealized gain (loss) on
  investments..............................        0.16             2.14             (1.22)
                                                 ------           ------           -------
 Total from investment operations..........        0.22             2.23             (1.18)
                                                 ------           ------           -------
Dividends
Dividends from net investment income.......       (0.05)           (0.08)            (0.03)
                                                 ------           ------           -------
Net asset value at end of period...........      $10.20           $10.03           $  7.88
                                                 ------           ------           -------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................        2.24%**         28.43%           (12.98)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $  755           $  667           $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        1.05%***         1.05%             1.05%***
 Expenses, prior to waiver from The Bank of
   New York................................        1.22%***         1.34%             1.50%***
 Net investment income, net of waiver from
   The Bank of New York....................        1.15%***         0.99%             0.82%***
Portfolio turnover rate....................          23%**            12%               10%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                               Institutional Shares
                                           --------------------------------------------------------
                                            Six Months                                  For the Period
                                               Ended         Year Ended December 31,    April 28, 2000*
                                           June 30, 2004  ---------------------------       Through
                                            (Unaudited)     2003      2002      2001     December 31,
                                           -------------  --------  -------   -------        2000
PER SHARE DATA:
Net asset value at beginning of period....   $  10.01     $   7.86  $  8.94   $  9.71       $10.00
                                             --------     --------  -------   -------       ------
Gain (loss) from investment operations
Net investment income.....................       0.07         0.11     0.08      0.11         0.12
Net realized and unrealized gain (loss) on
  investments.............................       0.18         2.14    (1.09)    (0.78)       (0.30)
                                             --------     --------  -------   -------       ------
 Total from investment operations.........       0.25         2.25    (1.01)    (0.67)       (0.18)
                                             --------     --------  -------   -------       ------
Dividends
Dividends from net investment income......      (0.07)       (0.10)   (0.07)    (0.10)       (0.11)
                                             --------     --------  -------   -------       ------
Net asset value at end of period..........   $  10.19     $  10.01  $  7.86   $  8.94       $ 9.71
                                             --------     --------  -------   -------       ------
TOTAL RETURN:
Total investment return based on net asset
  value (a)...............................       2.46%**     28.72%  (11.31)%   (6.87)%      (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................   $174,364     $129,318  $48,272   $19,433       $4,095
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.......................       0.80%***     0.80%    0.80%     0.80%        0.80%***
 Expenses, prior to waiver from The
   Bank of New York.......................       0.97%***     1.10%    1.30%     2.14%        7.75%***
 Net investment income, net of waiver
   from The Bank of New York..............       1.37%***     1.22%    0.96%     1.19%        1.86%***
Portfolio turnover rate...................         23%**        12%      10%        2%           2%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)


Number of
 Shares                               Value
---------                          -----------
          Common Stocks--97.0%
          Advertising and Marketing--0.3%
 192,600  aQquantive, Inc......... $ 1,902,888
                                   -----------
          Bank Holding Companies--7.9%
 140,300  Boston Private Financial
          Holdings, Inc...........   3,249,348
 330,600  Commercial Capital
          Bancorp*................   5,742,522
  63,800  Community Banks, Inc....   1,873,806
  89,500  Dime Community
          Bancshares..............   1,564,460
 135,200  East-West Bancorp, Inc..   4,150,640
 194,600  Flushing Financial Corp.   3,434,690
 513,000  Greater Bay Bancorp.....  14,825,700
  55,800  PFF Bancorp, Inc........   2,077,992
 450,700  UCBH Holdings, Inc......  17,811,664
  87,200  Wilmington Trust Corp...   3,245,584
                                   -----------
                                    57,976,406
                                   -----------
          Building and Building Products--0.7%
 477,600  The Shaw Group, Inc.*...   4,838,088
                                   -----------
          Chemicals--3.3%
 486,700  Airgas, Inc.............  11,636,997
 128,300  H.B. Fuller Co..........   3,643,720
 484,400  Olin Corp...............   8,535,128
                                   -----------
                                    23,815,845
                                   -----------
          Coal--0.7%
  98,000  Arch Coal, Inc..........   3,585,820
  29,100  Peabody Energy Corp.....   1,629,309
                                   -----------
                                     5,215,129
                                   -----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Commercial Services--2.0%
  45,700  CoStar Group, Inc.*...... $ 2,099,001
 213,700  Forrester Research, Inc.*   3,985,505
 630,000  Plexus Corp.*............   8,505,000
                                    -----------
                                     14,589,506
                                    -----------
          Communications, Media and
          Entertainment--1.5%
 371,800  Scholastic Corp.*........  11,135,410
                                    -----------
          Computer Services--2.6%
 259,300  F5 Networks, Inc.*.......   6,866,264
 179,600  Manhattan Associates,
          Inc.*....................   5,546,048
 486,700  Perot Systems Corp.,
          Class A*.................   6,458,509
                                    -----------
                                     18,870,821
                                    -----------
          Computers--Software and
          Peripherals--7.6%
 252,600  Coherent, Inc.*..........   7,540,110
 354,900  FileNET Corp.*...........  11,204,193
 729,600  Manugistics Group, Inc.*.   2,385,792
 714,200  Packeteer, Inc.*.........  11,534,330
 174,800  Photon Dynamics, Inc.*...   6,130,236
 208,300  RSA Security, Inc.*......   4,263,901
 296,400  Skyworks Solutions, Inc.*   2,587,572
 546,900  Zoran Corp.*.............  10,035,615
                                    -----------
                                     55,681,749
                                    -----------
          Consumer Goods and Services--1.2%
 249,100  Leapfrog Enterprises,
          Inc.*....................   4,954,599
  58,715  The Scotts Co., Class A*.   3,750,714
                                    -----------
                                      8,705,313
                                    -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Distribution and Wholesale--2.7%
1,163,200 Bell Microproducts, Inc.*. $ 9,410,288
  160,100 MSC Industrial Direct Co.,
          Inc., Class A.............   5,257,684
  117,500 SCP Pool Corp.............   5,287,500
                                     -----------
                                      19,955,472
                                     -----------
          Education--2.0%
  414,900 DeVry, Inc.*..............  11,376,558
   84,600 ITT Educational Services,
          Inc.*.....................   3,216,492
                                     -----------
                                      14,593,050
                                     -----------
          Electronic Equipment and
          Components--12.0%
  146,400 Actel Corp.*..............   2,708,400
  514,400 Aeroflex, Inc.*...........   7,371,352
  287,300 Avnet, Inc.*..............   6,521,710
  466,400 Cable Design Technologies
          Corp.*....................   4,943,840
  471,200 Entegris, Inc.*...........   5,451,784
   61,800 Excel Technology, Inc.*...   2,054,850
  178,200 Fairchild Semiconductor
          Corp.*....................   2,917,134
  533,000 FormFactor, Inc.*.........  11,965,850
  266,200 KEMET Corp.*..............   3,252,964
   89,900 Littelfuse, Inc.*.........   3,812,659
  620,200 LTX Corp.*................   6,704,362
  151,100 MKS Instruments, Inc.*....   3,448,102
  557,700 Semtech Corp.*............  13,128,258
   79,500 Trimble Navigation Ltd.*..   2,209,305
  818,400 Vitesse Semiconductor
          Corp.*....................   3,993,792

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
 261,900  Wilson Greatbatch
          Technologies, Inc.*........ $ 7,320,105
                                      -----------
                                       87,804,467
                                      -----------
          Energy--0.5%
 478,500  KFx, Inc.*.................   3,646,170
                                      -----------
          Entertainment--1.6%
 167,100  International Speedway
          Corp.......................   8,127,744
 519,800  Six Flags, Inc.*...........   3,773,748
                                      -----------
                                       11,901,492
                                      -----------
          Financial Services--1.1%
 231,000  National Financial Partners
          Corp.......................   8,147,370
                                      -----------
          Food Wholesaling--1.5%
 408,100  Performance Food Group
          Co.*.......................  10,830,974
                                      -----------
          Forest and Paper Products--0.9%
 165,400  Bowater, Inc...............   6,878,986
                                      -----------
          Health and Medical Facilities--4.6%
 434,500  AmSurg Corp.*..............  10,918,985
 213,500  LifePoint Hospitals, Inc.*.   7,946,470
 410,800  Odyssey Healthcare, Inc.*..   7,731,256
 377,400  VistaCare, Inc.*...........   7,000,770
                                      -----------
                                       33,597,481
                                      -----------
          Health Care Products and Services--9.6%
 296,600  American Healthways,
          Inc.*......................   7,895,492
 133,100  Charles River Laboratories
          International, Inc.*.......   6,504,597

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 591,800  Conceptus, Inc.*.......... $ 6,657,750
 118,600  Genitope Corp.*...........   1,170,700
  65,000  Martek Biosciences
          Corp.*....................   3,651,050
 152,200  Neurocrine Biosciences,
          Inc.*.....................   7,891,570
 137,600  NuVasive, Inc.*...........   1,501,216
 358,200  PSS World Medical, Inc.*..   4,011,840
 274,200  Renal Care Group, Inc.*...   9,084,246
 235,400  Respironics, Inc.*........  13,829,750
  76,900  STERIS Corp.*.............   1,734,864
 178,900  Zoll Medical Corp.*.......   6,275,812
                                     -----------
                                      70,208,887
                                     -----------
          Household and Personal Care
          Products--0.5%
  88,400  Church & Dwight Co.,
          Inc.......................   4,046,952
                                     -----------
          Human Resources--0.5%
 369,300  Spherion Corp.*...........   3,744,702
                                     -----------
          Insurance--1.3%
 275,200  ProAssurance Corp.*.......   9,387,072
                                     -----------
          Investment Management--0.9%
 314,600  Waddell & Reed Financial,
          Inc.......................   6,955,806
                                     -----------
          Manufacturing--0.5%
 151,800  Maverick Tube Corp.*......   3,986,268
                                     -----------
          Media--3.2%
 167,895  Cumulus Media, Inc.,
          Class A*..................   2,822,315
 428,400  Entravision Communications
          Corp.*....................   3,290,112

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 140,900  Pulitzer, Inc............. $ 6,890,010
  20,100  Radio One, Inc.*..........     323,811
 642,400  Radio One, Inc.,
          Class D*..................  10,284,824
                                     -----------
                                      23,611,072
                                     -----------
          Oil and Gas--0.5%
 838,700  Grey Wolf, Inc.*..........   3,556,088
                                     -----------
          Oil Field Services and Equipment--3.9%
 116,900  Atwood Oceanics, Inc.*....   4,880,575
 184,100  Core Laboratories NV*.....   4,234,300
 195,300  Oceaneering International,
          Inc.*.....................   6,689,025
 526,100  Superior Energy Services,
          Inc.*.....................   5,287,305
 137,700  Todco, Class A*...........   2,130,219
 232,000  Varco International, Inc.*   5,078,480
                                     -----------
                                      28,299,904
                                     -----------
          Pharmaceuticals--3.5%
 521,200  Adolor Corp.*.............   6,608,816
 534,000  Alkermes, Inc.*...........   7,262,400
 108,550  Amylin Pharmaceuticals,
          Inc.*.....................   2,474,940
 104,600  Cubist Pharmaceuticals,
          Inc.*.....................   1,161,060
 195,600  NPS Pharmaceuticals,
          Inc.*.....................   4,107,600
 161,500  Tercica, Inc.*............   1,321,070
 203,400  Vicuron Pharmaceuticals,
          Inc.*.....................   2,554,704
                                     -----------
                                      25,490,590
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Records Storage--0.4%
  54,300  Iron Mountain, Inc.*..... $ 2,620,518
                                    -----------
          Retail--Apparel and Shoes--0.5%
  67,900  AnnTaylor Stores Corp.*..   1,967,742
  86,800  Hot Topic, Inc.*.........   1,778,532
                                    -----------
                                      3,746,274
                                    -----------
          Retail--Discount Stores--2.1%
 187,700  99 Cents Only Stores*....   2,862,425
 573,000  Fred's, Inc..............  12,657,570
                                    -----------
                                     15,519,995
                                    -----------
          Retail--Restaurants--1.2%
 119,500  Buffalo Wild Wings, Inc.*   3,304,175
 135,500  Chicago Pizza & Brewery,
          Inc.*....................   2,060,955
  87,800  The Cheesecake Factory,
          Inc.*....................   3,493,562
                                    -----------
                                      8,858,692
                                    -----------
          Retail--Specialty Stores--10.7%
 609,500  A.C. Moore Arts & Crafts,
          Inc.*....................  16,767,345
 246,700  Columbia Sportswear
          Co.*.....................  13,474,754
 538,200  Dick's Sporting Goods,
          Inc.*....................  17,948,970
 450,800  Electronics Boutique
          Holdings Corp.*..........  11,874,072
 276,100  Peet's Coffee & Tea,
          Inc.*....................   6,899,739
 108,800  School Specialty, Inc.*..   3,950,528
 534,700  Wild Oats Markets, Inc.*.   7,523,229
                                    -----------
                                     78,438,637
                                    -----------

Number of
 Shares                                   Value
----------                             ------------
           Common Stocks (Continued)
           Telecommunications--0.5%
   206,700 Tekelec*................... $  3,755,739
                                       ------------
           Transportation--2.5%
   170,800 Kirby Corp.*...............    6,644,120
   108,900 Overnite Corp..............    3,201,660
   198,800 SCS Transportation, Inc.*..    5,246,332
   140,600 Werner Enterprises, Inc....    2,966,660
                                       ------------
                                         18,058,772
                                       ------------
           Total Common Stocks
           (Cost $679,622,186)........  710,372,585
                                       ------------
           Warrants--0.0%
           Bank Holding Companies--0.0%
   247,300 Dime Bancorp, Inc. (a)*
           (Cost $70,812).............       27,203
                                       ------------
           Rights--0.0%
           Financial Services--0.0%
    36,540 Bank United Corp.*
           (Cost $0)..................        2,558
                                       ------------
           Money Market Fund--2.8%
20,430,259 BNY Hamilton Money Fund
           (Hamilton Shares), 0.98%(b)
           (Cost $20,430,259).........   20,430,259
                                       ------------
           Total Investments
           (Cost $700,123,257)(c)--
           99.8%......................  730,832,605
           Other assets less
           liabilities--0.2%..........    1,292,614
                                       ------------
           Net Assets--100.0%......... $732,125,219
                                       ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         June 30, 2004 (Unaudited)


* Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at June 30, 2004.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $30,709,348 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $81,771,050 and aggregate gross unrealized depreciation of $51,061,702.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $700,123,257)..................... $730,832,605
             Receivables:
              Investments sold........................    8,048,670
              Capital stock sold......................      796,616
              Dividends...............................      206,200
              Interest................................       17,011
             Other assets.............................       34,992
                                                       ------------
              Total Assets............................  739,936,094
                                                       ------------
           LIABILITIES:
             Payables:
              Investments purchased...................    6,596,664
              Services provided by The Bank of
               New York and Administrator.............      584,535
              Capital stock repurchased...............      536,754
             Accrued expenses and other liabilities...       92,922
                                                       ------------
              Total Liabilities.......................    7,810,875
                                                       ------------
           Net Assets:................................ $732,125,219
                                                       ------------
           Sources Of Net Assets:
              Capital stock @ par..................... $     46,202
              Paid in capital.........................  652,877,311
              Undistributed net investment loss.......   (2,077,033)
              Accumulated net realized gain on
               investments............................   50,569,391
              Net unrealized appreciation on
               investments............................   30,709,348
                                                       ------------
           Net Assets................................. $732,125,219
                                                       ------------
           Class A Shares
              Net assets.............................. $ 67,022,877
                                                       ------------
              Shares outstanding......................    4,272,165
                                                       ------------
              Net asset value, offering price and
               repurchase price per share............. $      15.69
              Sales charge--5.25% of public offering
               price..................................         0.87
                                                       ------------
              Maximum offering price.................. $      16.56
                                                       ------------
           Institutional Shares
              Net assets.............................. $665,102,342
                                                       ------------
              Shares outstanding......................   41,930,289
                                                       ------------
              Net asset value, offering price and
               repurchase price per share............. $      15.86
                                                       ------------
           Class A Shares authorized @ $.001 par value  200,000,000
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

           Investment Income:
             Dividends................................. $    998,883
             Interest..................................       89,174
                                                        ------------
              Total Income.............................    1,088,057
                                                        ------------
           Expenses:
             Advisory..................................    2,253,772
             Administration............................      601,006
             Transfer agent............................       77,246
             12b-1 fee--Class A Shares.................       76,479
             Custodian.................................       40,626
             Accounting services.......................       29,838
             Registration and filings..................       16,132
             Legal.....................................       13,438
             Audit.....................................       12,468
             Directors.................................        8,775
             Reports to shareholders...................        7,760
             Insurance.................................        3,869
             Cash management...........................        3,219
             Other.....................................       21,140
                                                        ------------
              Total Expenses...........................    3,165,768
             Earnings credit adjustment (Note 3).......         (678)
                                                        ------------
              Net Expenses.............................    3,165,090
                                                        ------------
              Net Investment Loss......................   (2,077,033)
                                                        ------------
           Realized And Unrealized Gain
            (loss) On Investments:
             Net realized gain on investments..........   37,649,028
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  (27,652,808)
                                                        ------------
             Net realized and unrealized gain on
              investments..............................    9,996,220
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $  7,919,187
                                                        ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                                 Six Month Ended  Year Ended
                                                                                                  June 30, 2004  December 31,
                                                                                                   (Unaudited)       2003
                                                                                                 --------------- ------------
OPERATIONS:
  Net investment loss...........................................................................  $ (2,077,033)  $ (2,073,104)
  Net realized gain on investments..............................................................    37,649,107     32,688,074
  Increase (decrease) in unrealized appreciation/depreciation on investments....................   (27,652,808)    88,197,991
                                                                                                  ------------   ------------
   Net increase in net assets resulting from operations.........................................     7,919,266    118,812,961
                                                                                                  ------------   ------------
Distributions To Shareholders:
  Distributions from capital gains: Class A Shares..............................................            --     (2,387,677)
                     Institutional Shares.......................................................            --    (18,495,152)
                                                                                                  ------------   ------------
                                                                                                            --    (20,882,829)
                                                                                                  ------------   ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..............................................    28,587,505     35,521,535
                     Institutional Shares.......................................................   259,328,229    160,826,635
  Proceeds from shares issued on reinvestment of distributions: Class A Shares..................            --      2,386,121
                                      Institutional Shares......................................            --     17,224,886
  Value of capital stock repurchased: Class A Shares............................................   (16,295,150)   (10,904,146)
                       Institutional Shares.....................................................   (58,110,080)   (93,768,857)
                                                                                                  ------------   ------------
   Net increase in net assets resulting from capital stock transactions.........................   213,510,504    111,286,174
                                                                                                  ------------   ------------
     Increase in Net Assets.....................................................................   221,429,770    209,216,306
Net Assets:
  Beginning of year.............................................................................   510,695,449    301,479,143
                                                                                                  ------------   ------------
  End of period.................................................................................  $732,125,219   $510,695,449
                                                                                                  ------------   ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares...................................................................     1,795,662      2,637,445
         Institutional Shares...................................................................    16,418,762     11,341,021
  Shares issued on reinvestment of distributions: Class A Shares................................            --        159,488
                             Institutional Shares...............................................            --      1,137,581
  Shares repurchased: Class A Shares............................................................    (1,046,851)      (784,824)
              Institutional Shares..............................................................    (3,674,132)    (7,153,146)
                                                                                                  ------------   ------------
   Net increase.................................................................................    13,493,441      7,337,565
  Shares outstanding, beginning of year.........................................................    32,709,013     25,371,448
                                                                                                  ------------   ------------
  Shares outstanding, end of period.............................................................    46,202,454     32,709,013
                                                                                                  ------------   ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                       Class A Shares
                                         Six Months   -----------------------------------------------
                                           Ended                   Year Ended December 31,
                                        June 30,2004  -----------------------------------------------
                                        (Unaudited)     2003      2002      2001      2000      1999
                                        ------------  -------   -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year...   $ 15.46     $ 11.79   $ 15.36   $ 17.68   $ 22.67   $ 12.44
                                          -------     -------   -------   -------   -------   -------
Gain (loss) from investment operations
Net investment loss (a)................     (0.07)      (0.12)    (0.11)    (0.11)    (0.17)    (0.13)
Net realized and unrealized gain (loss)
  on investments.......................      0.30        4.51     (3.26)    (1.99)    (0.37)    12.01
                                          -------     -------   -------   -------   -------   -------
 Total from investment operations......      0.23        4.39     (3.37)    (2.10)    (0.54)    11.88
                                          -------     -------   -------   -------   -------   -------
Distributions
Distributions from capital gains.......        --       (0.72)    (0.20)    (0.22)    (4.45)    (1.65)
                                          -------     -------   -------   -------   -------   -------
Net asset value at end of period.......   $ 15.69     $ 15.46   $ 11.79   $ 15.36   $ 17.68   $ 22.67
                                          -------     -------   -------   -------   -------   -------
TOTAL RETURN:
 Total investment return based on net
   asset value (b).....................      1.55%*     37.46%   (21.90)%  (11.90)%   (1.61)%   96.65%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................   $67,023     $54,456   $17,811   $14,132   $15,925   $15,062
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................      1.28%**     1.31%     1.32%     1.30%     1.28%     1.33%
 Expenses, prior to waiver from The
   Bank of New York....................      1.28%**     1.31%     1.32%     1.30%     1.28%     1.37%
 Net investment loss, net of waiver
   from The Bank of New York...........     (0.91)%**   (0.82)%   (0.82)%   (0.67)%   (0.76)%   (0.96)%
Portfolio turnover rate................        38% *       42%       31%       53%       47%       86%

* Not annualized.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                                           Institutional Shares
                                            Six Months    ----------------------------------------------------
                                               Ended                     Year Ended December 31,
                                           June 30, 2004  ----------------------------------------------------
                                            (Unaudited)      2003       2002       2001       2000       1999
                                            -----------   --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year......   $  15.63     $  11.89   $  15.53   $  17.83   $  22.78   $  12.46
                                             --------     --------   --------   --------   --------   --------
Gain (loss) from investment operations
Net investment loss (a)...................      (0.05)       (0.07)     (0.08)     (0.07)     (0.12)     (0.11)
Net realized and unrealized gain (loss) on
 investments..............................       0.28         4.53      (3.36)     (2.01)     (0.38)     12.08
                                             --------     --------   --------   --------   --------   --------
  Total from investment operations........       0.23         4.46      (3.44)     (2.08)     (0.50)     11.97
                                             --------     --------   --------   --------   --------   --------
Distributions
Distributions from capital gains..........         --        (0.72)     (0.20)     (0.22)     (4.45)     (1.65)
                                             --------     --------   --------   --------   --------   --------
Net asset value at end of period..........   $  15.86     $  15.63   $  11.89   $  15.53   $  17.83   $  22.78
                                             --------     --------   --------   --------   --------   --------
TOTAL RETURN:
  Total investment return based on net
   asset value (b)........................       1.47%*      37.73%    (22.12)%   (11.69)%    (1.41)%    97.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................   $665,102     $456,239   $283,668   $348,753   $404,735   $389,553
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................       1.03%**      1.06%      1.06%      1.05%      1.04%      1.04%
  Expenses, prior to waiver from The Bank
   of New York............................       1.03%**      1.06%      1.06%      1.05%      1.04%      1.06%
  Net investment loss, net of waiver from
   The Bank of New York...................      (0.67)%**    (0.55)%    (0.58)%    (0.42)%    (0.51)%    (0.73)%
Portfolio turnover rate...................         38%*         42%        31%        53%        47%        86%

* Not annualized.
**Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--97.5%
          Automotive--2.3%
  20,000  Harley-Davidson, Inc....... $1,238,800
                                      ----------
          Banking and Finance--7.8%
  24,000  CapitalSource, Inc.*.......    586,800
  11,000  M&T Bank Corp..............    960,300
  30,000  National City Corp.........  1,050,300
  27,000  TCF Financial Corp.........  1,567,350
                                      ----------
                                       4,164,750
                                      ----------
          Beverages, Food and Tobacco--2.4%
  27,000  General Mills, Inc.........  1,283,310
                                      ----------
          Beverages--Soft Drinks--2.5%
  25,000  PepsiCo, Inc...............  1,347,000
                                      ----------
          Biosciences--1.6%
  16,000  Amgen, Inc.*...............    873,120
                                      ----------
          Building and Building Products--5.6%
  25,000  Standard Pacific Corp......  1,232,500
  55,000  Universal Forest Products,
          Inc........................  1,773,750
                                      ----------
                                       3,006,250
                                      ----------
          Communications, Media and
          Entertainment--1.2%
  66,000  Insight Communications Co.,
          Inc.*......................    611,160
                                      ----------
          Computer Services--0.8%
 102,000  iGATE Corp.*...............    405,960
                                      ----------
          Computers--Micro--2.1%
  32,000  Dell, Inc.*................  1,146,240
                                      ----------
          Computers--Software and
          Peripherals--2.1%
  40,000  Microsoft Corp.............  1,142,400
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Conglomerates--2.2%
 37,000   General Electric Co........ $1,198,800
                                      ----------
          Education--2.6%
 50,000   DeVry, Inc.*...............  1,371,000
                                      ----------
          Electronic Equipment and
          Components--4.6%
 28,000   Analog Devices, Inc.*......  1,318,240
 58,000   Applied Materials, Inc.*...  1,137,960
                                      ----------
                                       2,456,200
                                      ----------
          Engineering Services--1.6%
 22,000   Jacobs Engineering Group,
          Inc.*......................    866,360
                                      ----------
          Financial Services--7.5%
 18,000   Capital One Financial
          Corp.......................  1,230,840
 28,000   Citigroup, Inc.............  1,302,000
 55,000   NCO Group, Inc.*...........  1,467,950
                                      ----------
                                       4,000,790
                                      ----------
          Health Care Products and Services--6.6%
 17,000   Cardinal Health, Inc.......  1,190,850
 25,000   Charles River Laboratories
          International, Inc.*.......  1,221,750
 20,000   Johnson & Johnson..........  1,114,000
                                      ----------
                                       3,526,600
                                      ----------
          Insurance--2.4%
 15,000   Aetna, Inc.................  1,275,000
                                      ----------
          Machinery and Engineering--1.8%
 12,000   Caterpillar, Inc...........    953,280
                                      ----------
          Manufacturing--5.3%
 40,000   Cognex Corp................  1,539,200

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
 35,000   Honeywell International,
          Inc...................... $1,282,050
                                    ----------
                                     2,821,250
                                    ----------
          Oil and Gas--10.9%
 30,000   Exxon Mobil Corp.........  1,332,300
 25,000   Noble Energy, Inc........  1,275,000
 50,000   Questar Corp.............  1,932,000
 25,000   Royal Dutch Petroleum Co.
          ADR......................  1,291,750
                                    ----------
                                     5,831,050
                                    ----------
          Pharmaceuticals--5.8%
 40,000   Bristol-Myers Squibb Co..    980,000
 18,000   Merck & Co., Inc.........    855,000
 36,000   Pfizer, Inc..............  1,234,080
                                    ----------
                                     3,069,080
                                    ----------
          Resorts and Entertainment--1.9%
 40,000   The Walt Disney Co.......  1,019,600
                                    ----------
          Retail-Specialty Stores--4.3%
 23,000   Lowe's Cos., Inc.........  1,208,650
 30,000   Walgreen Co..............  1,086,300
                                    ----------
                                     2,294,950
                                    ----------
          Telecommunications--1.9%
 30,000   AT&T Corp................    438,900
 24,000   SBC Communications,
          Inc......................    582,000
                                    ----------
                                     1,020,900
                                    ----------
          Utilities--Gas and Electric--9.7%
 22,000   Dominion Resources, Inc..  1,387,760
 32,000   KeySpan Corp.............  1,174,400

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
   17,000 Kinder Morgan, Inc............ $ 1,007,930
  160,124 The AES Corp.*................   1,590,031
                                         -----------
                                           5,160,121
                                         -----------
          Total Common Stock
          (Cost $40,630,620)............  52,083,971
                                         -----------
          Money Market Fund--2.5%
1,308,683 BNY Hamilton Money Fund
          (Hamilton Shares), 0.98% (a)
          (Cost $1,308,683).............   1,308,683
                                         -----------
          Total Investments
          (Cost $41,939,303)
          (b)--100.0%...................  53,392,654
          Liabilities in excess of other
          assets--0.0%..................     (19,835)
                                         -----------
          Net Assets--100.0%............ $53,372,819
                                         -----------

*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $11,453,351 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $13,828,703 and aggregate gross unrealized depreciation of $2,375,352.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

            Assets:
              Investments at market value,
               (Cost $41,939,303).................... $ 53,392,654
              Receivables:
               Dividends.............................       43,045
               Capital stock sold....................       12,153
               Interest..............................          731
              Other assets...........................       20,734
                                                      ------------
               Total Assets..........................   53,469,317
                                                      ------------
            Liabilities:
              Payables:
               Investments purchased.................       20,488
               Services provided by The Bank of
                New York and Administrator...........       20,438
               Capital stock repurchased.............        1,815
              Accrued expenses and other liabilities.       53,757
                                                      ------------
               Total Liabilities.....................       96,498
                                                      ------------
            Net Assets:.............................. $ 53,372,819
                                                      ------------
            Sources Of Net Assets:
              Capital stock @ par.................... $      4,019
              Paid in capital........................   48,667,279
              Undistributed net investment income....       50,521
              Accumulated net realized loss on
               investments...........................   (6,802,351)
              Net unrealized appreciation on
               investments...........................   11,453,351
                                                      ------------
            Net Assets............................... $ 53,372,819
                                                      ------------
            Class A Shares:
              Net assets............................. $ 53,372,819
                                                      ------------
              Shares outstanding.....................    4,018,752
                                                      ------------
              Net asset value, offering price and
               repurchase price per share............ $      13.28
              Sales charge--5.25% of public offering
               price.................................         0.74
                                                      ------------
              Maximum offering price................. $      14.02
                                                      ------------
            Class A Shares authorized @ $.001 par
             value...................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $4,532)................................. $  380,237
             Interest....................................      4,055
                                                          ----------
              Total Income...............................    384,292
                                                          ----------
           Expenses:
             Advisory....................................    201,918
             12b-1 fee--Class A Shares...................     67,306
             Administration..............................     53,845
             Accounting services.........................     29,840
             Transfer agent..............................     13,249
             Custodian...................................      9,054
             Directors...................................      8,758
             Registration and filings....................      7,260
             Reports to shareholders.....................      6,929
             Audit.......................................      6,384
             Legal.......................................      2,321
             Cash management.............................        523
             Other.......................................        727
                                                          ----------
              Total Expenses.............................    408,114
             Fees waived by The Bank of New York
              (Note 3)...................................    (71,583)
                                                          ----------
              Net Expenses...............................    336,531
                                                          ----------
              Net Investment Income......................     47,761
                                                          ----------
           Realized And Unrealized Gain
            (loss) On Investments:
             Net realized gain on investments............  2,554,389
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments................................   (596,108)
                                                          ----------
             Net realized and unrealized gain on
              investments................................  1,958,281
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $2,006,042
                                                          ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets

                                                                                      Six Months Ended  Year Ended
                                                                                       June 30, 2004   December 31,
                                                                                        (unaudited)        2003
                                                                                      ---------------- ------------
Operations:
  Net investment income..............................................................   $    47,761    $   157,642
  Net realized gain on investments...................................................     2,554,389      2,547,817
  Increase (decrease) in unrealized appreciation/depreciation on investments.........      (596,108)    10,653,050
                                                                                        -----------    -----------
   Net increase in net assets resulting from operations..............................     2,006,042     13,358,509
                                                                                        -----------    -----------
Dividends To Shareholders:
  Dividends from net investment income: Class A Shares...............................            --       (154,882)
                                                                                        -----------    -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...................................     5,401,872      3,141,459
  Proceeds from shares issued on reinvestment of dividends: Class A Shares...........            --        151,899
  Value of capital stock repurchased: Class A Shares.................................    (8,968,250)    (8,541,438)
                                                                                        -----------    -----------
   Net decrease in net assets resulting from capital stock transactions..............    (3,566,378)    (5,248,080)
                                                                                        -----------    -----------
     Increase (decrease) in Net Assets...............................................    (1,560,336)     7,955,547
Net Assets:
  Beginning of year..................................................................    54,933,155     46,977,608
                                                                                        -----------    -----------
  End of period (includes undistributed net investment income of $59,245 at June 30,
   2004 and $2,760 at December 31, 2003).............................................   $53,372,819    $54,933,155
                                                                                        -----------    -----------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares........................................................       416,252        287,993
  Shares issued on reinvestment of dividends: Class A Shares.........................            --         12,142
  Shares repurchased: Class A Shares.................................................      (685,929)      (820,512)
                                                                                        -----------    -----------
   Net decrease......................................................................      (269,677)      (520,377)
  Shares outstanding, beginning of year..............................................     4,288,429      4,808,806
                                                                                        -----------    -----------
  Shares outstanding, end of period..................................................     4,018,752      4,288,429
                                                                                        -----------    -----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights

                                                                     Class A Shares
                                                      -----------------------------------------
                                                       Six Months                  For The Period
                                                          Ended       Year Ended  October 7, 2002*
                                                      June 30, 2004  December 31,      Through
                                                       (unaudited)       2003     december 31, 2002
                                                      -------------  ------------ -----------------
PER SHARE DATA:
Net asset value at beginning of period...............    $ 12.81       $  9.77         $  8.59
                                                         -------       -------         -------
Gain from investment operations
Net investment income................................       0.01          0.04            --/ (1)/
Net realized and unrealized gain on investments......       0.46          3.04            1.18
                                                         -------       -------         -------
 Total from investment operations....................       0.47          3.08            1.18
                                                         -------       -------         -------
Dividends
Dividends from net investment income.................         --         (0.04)           --/ (1)/
                                                         -------       -------         -------
Net asset value at end of period.....................    $ 13.28       $ 12.81         $  9.77
                                                         -------       -------         -------
TOTAL RETURN:
 Total investment return based on net asset value (a)       3.69%**      31.50%          13.78%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)..........    $53,373       $54,933         $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York..........................................       1.25%***      1.25%           1.25%***
 Expenses, prior to waiver from The Bank of
   New York..........................................       1.52%***      1.55%           1.50%***
 Net investment income, net of waiver from The Bank
   of New York.......................................       0.18%***      0.32%           0.09%***
Portfolio turnover rate..............................         13% **        24%              9% **

(1)Less than $0.01 per share.
*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks--75.1%
          Advertising and Marketing Services--1.0%
  50,000  Omnicom Group, Inc.......... $ 3,794,500
                                       -----------
          Aerospace and Defense--2.0%
  80,000  United Technologies Corp....   7,318,400
                                       -----------
          Banking and Finance--5.0%
  85,000  Bank of America Corp........   7,192,700
  50,000  Northern Trust Corp.........   2,114,000
 100,000  Wachovia Corp...............   4,450,000
  80,000  Wells Fargo & Co............   4,578,400
                                       -----------
                                        18,335,100
                                       -----------
          Beverages--Soft Drinks--3.1%
 137,900  PepsiCo, Inc................   7,430,052
  80,000  The Coca-Cola Co............   4,038,400
                                       -----------
                                        11,468,452
                                       -----------
          Biosciences--1.0%
  68,400  Amgen, Inc.*................   3,732,588
                                       -----------
          Chemicals--4.1%
 100,000  Air Products and Chemicals,
          Inc.........................   5,245,000
 150,000  duPont (E.I.) de Nemours
          & Co........................   6,663,000
  75,000  Rohm and Haas Co............   3,118,500
                                       -----------
                                        15,026,500
                                       -----------
          Commercial Services--1.2%
 150,000  ARAMARK Corp.,
          Class B.....................   4,314,000
                                       -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Communications, Media and
          Entertainment--3.2%
 140,000  Clear Channel
          Communications, Inc........ $ 5,173,000
  60,000  Univision Communications,
          Inc.*......................   1,915,800
 131,380  Viacom, Inc., Class B......   4,692,894
                                      -----------
                                       11,781,694
                                      -----------
          Computers--Micro--3.2%
  80,000  CDW Corp...................   5,100,800
  78,500  International Business
          Machines Corp. (IBM).......   6,919,775
                                      -----------
                                       12,020,575
                                      -----------
          Computers--Software and Peripherals--2.0%
 100,000  Cisco Systems, Inc.*.......   2,370,000
 175,000  Microsoft Corp.............   4,998,000
                                      -----------
                                        7,368,000
                                      -----------
          Conglomerates--2.1%
 241,700  General Electric Co........   7,831,080
                                      -----------
          Consumer Goods and Services--1.0%
 200,000  Mattel, Inc................   3,650,000
                                      -----------
          Data Processing Systems--2.2%
 180,000  First Data Corp............   8,013,600
                                      -----------
          Electronic Equipment and
          Components--3.7%
 110,000  Emerson Electric Co........   6,990,500
 175,000  Intel Corp.................   4,830,000
  82,700  Texas Instruments, Inc.....   1,999,686
                                      -----------
                                       13,820,186
                                      -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Financial Services--3.8%
 100,000  Citigroup, Inc............. $ 4,650,000
  80,000  Merrill Lynch & Co., Inc...   4,318,400
 100,000  Morgan Stanley.............   5,277,000
                                      -----------
                                       14,245,400
                                      -----------
          Health Care Products and
          Services--6.2%
 105,000  Abbott Laboratories........   4,279,800
 100,000  Caremark Rx, Inc.*.........   3,294,000
 130,000  Johnson & Johnson..........   7,241,000
  50,000  Medtronic, Inc.............   2,436,000
 150,000  Wyeth......................   5,424,000
                                      -----------
                                       22,674,800
                                      -----------
          Household and Personal Care
          Products--3.1%
 104,000  Colgate-Palmolive Co.......   6,078,800
 100,000  The Procter & Gamble Co....   5,444,000
                                      -----------
                                       11,522,800
                                      -----------
          Insurance--1.3%
  66,200  American International
          Group, Inc.................   4,718,736
                                      -----------
          Manufacturing--1.9%
  80,000  3M Co......................   7,200,800
                                      -----------
          Oil and Gas--6.5%
  60,000  BP PLC ADR.................   3,214,200
  60,000  ChevronTexaco Corp.........   5,646,600
 150,000  Exxon Mobil Corp...........   6,661,500
  70,000  Schlumberger Ltd...........   4,445,700
  42,500  Total SA ADR...............   4,083,400
                                      -----------
                                       24,051,400
                                      -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Pharmaceuticals--2.4%
 100,000  Bristol-Myers Squibb Co.... $ 2,450,000
 186,500  Pfizer, Inc................   6,393,220
                                      -----------
                                        8,843,220
                                      -----------
          Real Estate Investment Trusts--3.0%
  40,000  Boston Properties, Inc.....   2,003,200
  70,000  Duke Realty Corp...........   2,226,700
  80,000  Equity Residential.........   2,378,400
 100,000  Plum Creek Timber Co.,
          Inc........................   3,258,000
  30,000  The Rouse Co...............   1,425,000
                                      -----------
                                       11,291,300
                                      -----------
          Retail--Department Stores--1.1%
 100,000  Kohl's Corp.*..............   4,228,000
                                      -----------
          Retail--Discount Stores--1.2%
  85,000  Wal-Mart Stores, Inc.......   4,484,600
                                      -----------
          Retail--Restaurants--0.8%
  90,000  Wendy's International, Inc.   3,135,600
                                      -----------
          Retail--Specialty Stores--0.8%
 100,000  Staples, Inc...............   2,931,000
                                      -----------
          Retail and Wholesale
          Distribution--0.8%
  85,000  SYSCO Corp.................   3,048,950
                                      -----------
          Telecommunications--2.7%
 210,000  BellSouth Corp.............   5,506,200
 250,000  Sprint Corp. (FON Group)...   4,400,000
                                      -----------
                                        9,906,200
                                      -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Transportation--2.0%
 100,000  United Parcel Service, Inc.,
          Class B..................... $  7,517,000
                                       ------------
          Utilities--Gas and Electric--1.4%
 160,000  Exelon Corp.................    5,326,400
                                       ------------
          Waste Management--1.3%
 154,500  Waste Management, Inc.......    4,735,425
                                       ------------
          Total Common Stocks
          (Cost $254,080,481).........  278,336,306
                                       ------------
          Convertible Preferred
          Stocks--16.9%
          Automotive--1.5%
 225,000  General Motors Corp.,
          Series B Pfd................    5,559,750
                                       ------------
          Business Equipment and
          Services--1.8%
  50,000  Xerox Corp. DECS............    6,620,000
                                       ------------
          Communications, Media and
          Entertainment--1.0%
  75,000  Motorola, Inc. PEPS.........    3,703,500
                                       ------------
          Health Care Products and
          Services--1.2%
  80,000  Baxter International, Inc.,
          PEPS........................    4,556,800
                                       ------------
          Insurance--4.9%
  50,000  Anthem, Inc. PEPS...........    5,135,500
  45,000  Prudential Financial Capital
          Trust I PEPS................    3,146,850

Number of
 Shares                                   Value
----------                             -----------
           Convertible Preferred Stocks
           (Continued)
    80,000 The Hartford Financial
           Services PEPS.............. $ 5,354,400
   200,000 Travelers Property Casualty
           Corp. Pfd..................   4,760,000
                                       -----------
                                        18,396,750
                                       -----------
           Media--1.1%
     4,000 Radio One, Inc. Pfd........   4,115,000
                                       -----------
           Retail--Food Stores--1.2%
   160,000 Albertson's, Inc. Pfd......   4,430,400
                                       -----------
           Utilities--Gas and Electric--4.2%
   100,000 Dominion Resources, Inc.
           PEPS.......................   5,440,000
   280,000 Duke Energy Corp. PEPS.....   3,707,200
   115,000 FPL Group, Inc.............   6,303,150
                                       -----------
                                        15,450,350
                                       -----------
           Total Convertible
           Preferred Stocks
           (Cost $59,752,868).........  62,832,550
                                       -----------
Principal
 Amount
----------
           Convertible Bonds--4.1%
           Communications, Media and
           Entertainment--1.9%
$7,000,000 Echostar Communications
           Corp.
           5.75%, 5/15/08.............  7,236,250
                                       -----------
           Pharmaceuticals--1.2%
 3,000,000 Gilead Sciences, Inc.
           2.00%, 12/15/07............  4,481,250
                                       -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2004 (Unaudited)

 Principal
  Amount                                    Value
-----------                              ------------
            Convertible Bonds
            (Continued)
            Telecommunications--1.0%
$ 2,500,000 Corning, Inc.
            3.50%, 11/01/08............. $  3,531,250
                                         ------------
            Total Convertible Bonds
            (Cost $13,217,702)..........   15,248,750
                                         ------------
 Number of
  Shares
-----------
            Money Market Fund--3.8%
 14,020,397 BNY Hamilton Money Fund
            (Hamilton Shares), 0.98% (a)
            (Cost $14,020,397)..........   14,020,397
                                         ------------
            Total Investments Before
            Outstanding Written Call
            Options
            (Cost $341,071,448)--
            99.9%....................... $370,438,003
                                         ------------

                             Strike
Contracts                    Price      Value
---------                    ------ ------------
          Outstanding Written Call
          Options--(0.1)%
  (125)   3M Co.,
          expiration
          July, 2004........    $85 $    (60,000)
  (200)   Chevron Texaco,
          expiration
          July, 2004........     90      (88,000)
  (200)   First Date Corp.,
          expiration
          July, 2004........     43      (43,500)
  (125)   Schlumberger Ltd.,
          expiration
          July, 2004........     60      (46,250)
  (100)   Total SA,
          expiration
          July, 2004........     95      (19,500)
                                    ------------
          Total Outstanding Written
          Call Options
          (Premiums received
          $195,724)................     (257,250)
                                    ------------
          Total Investments Net of
          Outstanding Written Call
          Options
          (Cost $340,875,724)
          (b)--99.8%...............  370,180,753
          Other assets less
          liabilities--0.2%........      814,805
                                    ------------
          Net Assets--100.0%....... $370,995,558
                                    ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         June 30, 2004 (Unaudited)

ADR   American Depositary Receipt.
DECS  Dividend Enhanced Convertible Stock.
PEPS  Premium Exchangeable Participating Securities.
*     Non-income producing security.
(a)   Represents annualized 7 day yield at June 30, 2004.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $29,305,029 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $52,098,287 and aggregate gross unrealized depreciation of $22,793,258.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

       Assets:
        Investments at market value,
         (Cost $341,071,448)................................ $370,438,003
        Receivables:
          Capital stock sold................................      660,821
          Investments sold..................................      647,039
          Dividends.........................................      552,327
          Interest..........................................       76,554
        Other assets........................................       23,993
                                                             ------------
          Total Assets......................................  372,398,737
                                                             ------------
       Liabilities:
        Outstanding call options written,
         (premiums received $195,724).......................      257,250
        Payables:
          Investments purchased.............................      730,442
          Services provided by The Bank of
           New York and Administrator.......................      270,712
          Capital stock repurchased.........................       22,796
        Accrued expenses and other liabilities..............      121,979
                                                             ------------
          Total Liabilities.................................    1,403,179
                                                             ------------
       Net Assets:.......................................... $370,995,558
                                                             ------------
       Sources Of Net Assets:
        Capital stock @ par................................. $     29,673
        Paid in capital.....................................  331,735,894
        Undistributed net investment income.................      561,020
        Accumulated net realized gain on investments and
         written call options...............................    9,363,942
        Net unrealized appreciation on investments and
         written call options...............................   29,305,029
                                                             ------------
       Net Assets........................................... $370,995,558
                                                             ------------
       Class A Shares:
        Net assets.......................................... $ 33,976,116
                                                             ------------
        Shares outstanding..................................    2,724,971
                                                             ------------
        Net asset value, offering price and repurchase price
         per share.......................................... $      12.47
        Sales charge--5.25% of public offering price........         0.69
                                                             ------------
        Maximum offering price.............................. $      13.16
                                                             ------------
       Class C Shares:
        Net assets.......................................... $     24,892
                                                             ------------
        Shares outstanding..................................        1,997
                                                             ------------
        Net asset value, offering price and repurchase price
         per share.......................................... $      12.46
                                                             ------------
       Institutional Shares:
        Net assets.......................................... $336,994,550
                                                             ------------
        Shares outstanding..................................   26,946,062
                                                             ------------
        Net asset value, offering price and repurchase price
         per share.......................................... $      12.51
                                                             ------------
       Class A Shares authorized @ $.001 par value..........  200,000,000
       Class C Shares authorized @ $.001 par value..........  200,000,000
       Institutional Shares authorized @ $.001 par value....  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $42,335)................................ $  5,115,783
            Interest....................................      376,452
                                                         ------------
             Total Income...............................    5,492,235
                                                         ------------
          Expenses:
            Advisory....................................    1,126,431
            Administration..............................      375,477
            Transfer agent..............................       76,710
            12b-1 fee--Class A Shares...................       42,065
            Accounting services.........................       29,846
            Custodian...................................       27,641
            Legal.......................................       19,608
            Reports to shareholders.....................       11,114
            Audit.......................................        9,975
            Directors...................................        8,761
            Registration and filings....................        8,447
            Insurance...................................        3,904
            Cash management.............................        3,145
            Other.......................................        2,467
                                                         ------------
             Total Expenses.............................    1,745,591
            Earnings credit adjustment (Note 3).........         (976)
                                                         ------------
             Net Expenses...............................    1,744,615
                                                         ------------
             Net Investment Income......................    3,747,620
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Written Call Options:
            Net realized gain on:
             Investments................................   22,839,698
             Written call options.......................      334,330
                                                         ------------
            Net realized gain on investments and
             written call options.......................   23,174,028
                                                         ------------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments................................  (19,522,730)
             Written call options.......................      (31,725)
                                                         ------------
            Net unrealized loss on investments and
             written call options.......................  (19,554,455)
                                                         ------------
            Net realized and unrealized gain on
             investments and written call options.......    3,619,573
                                                         ------------
            Net increase in net assets resulting from
             operations................................. $  7,367,193
                                                         ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2004      Year Ended
                                                                                (Unaudited)    December 31, 2003
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  3,747,620     $  8,743,981
  Net realized gain on investments and written call options..................     23,174,028       17,021,895
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and written call options..................................................    (19,554,455)      49,128,247
                                                                                ------------     ------------
   Net increase in net assets resulting from operations......................      7,367,193       74,894,123
                                                                                ------------     ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.......................       (253,813)        (557,818)
                          Class C Shares.....................................             (5)              --
                          Institutional Shares...............................     (2,933,164)      (7,131,719)
                                                                                ------------     ------------
                                                                                  (3,186,982)      (7,689,537)
                                                                                ------------     ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares...........................      1,774,078        2,280,622
                      Class C Shares.........................................         25,005               --
                      Institutional Shares...................................     11,901,081       27,723,431
  Proceeds from shares issued on reinvestment of dividends and
   distributions: Class A Shares.............................................        232,657          511,372
            Institutional Shares.............................................        973,361        2,533,828
  Value of capital stock repurchased: Class A Shares.........................     (1,896,900)      (4,322,384)
                       Institutional Shares..................................    (27,379,170)     (74,860,378)
                                                                                ------------     ------------
   Net decrease in net assets resulting from capital stock transactions......    (14,369,888)     (46,133,509)
                                                                                ------------     ------------
     Increase (decrease) in Net Assets.......................................    (10,189,677)      21,071,077
Net Assets:
  Beginning of year..........................................................    381,185,235      360,114,158
                                                                                ------------     ------------
  End of period (includes undistributed net investment income of $561,020 at
   June 30, 2004 and $382 at December 31, 2003)..............................   $370,995,558     $381,185,235
                                                                                ------------     ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares................................................        142,733          208,192
         Class C Shares......................................................          1,997               --
         Institutional Shares................................................        948,417        2,558,986
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares.........................................         18,800           46,726
              Institutional Shares...........................................         78,420          231,122
  Shares repurchased: Class A Shares.........................................       (152,554)        (396,347)
              Institutional Shares...........................................     (2,187,805)      (6,659,421)
                                                                                ------------     ------------
   Net decrease..............................................................     (1,149,992)      (4,010,742)
  Shares outstanding, beginning of year......................................     30,823,022       34,833,764
                                                                                ------------     ------------
  Shares outstanding, end of period..........................................     29,673,030       30,823,022
                                                                                ------------     ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                        Class A Shares
                                 ------------------------------------------------------------
                                 Six Months End             Year End December 31,
                                 June 30, 2004  ---------------------------------------------
                                  (Unaudited)     2003     2002      2001      2000     1999
                                 -------------- -------  -------   -------   -------  -------
PER SHARE DATA:
Net asset value at beginning of
  year..........................    $ 12.33     $ 10.31  $ 12.90   $ 15.73   $ 16.47  $ 16.53
                                    -------     -------  -------   -------   -------  -------
Gain (loss) from investment
  operations
Net investment income...........       0.11        0.23     0.25      0.26      0.26     0.24
Net realized and unrealized gain
  (loss) on investments.........       0.12        1.99    (2.58)    (2.60)     0.74     2.01
                                    -------     -------  -------   -------   -------  -------
 Total from investment
   operations...................       0.23        2.22    (2.33)    (2.34)     1.00     2.25
                                    -------     -------  -------   -------   -------  -------
Dividends and distributions
Dividends from net investment
  income........................      (0.09)      (0.20)   (0.23)    (0.25)    (0.25)   (0.24)
Distributions from capital gains         --          --    (0.03)    (0.24)    (1.49)   (2.07)
                                    -------     -------  -------   -------   -------  -------
 Total dividends and
   distributions................      (0.09)      (0.20)   (0.26)    (0.49)    (1.74)   (2.31)
                                    -------     -------  -------   -------   -------  -------
Net asset value at end of period    $ 12.47     $ 12.33  $ 10.31   $ 12.90   $ 15.73  $ 16.47
                                    -------     -------  -------   -------   -------  -------
TOTAL RETURN:
Total investment return based on
  net asset value (a)...........       1.90%*     21.82%  (18.25)%  (15.01)%    6.26%   14.27%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)...............    $33,976     $33,501  $29,462   $27,363   $35,129  $37,994
Ratio to average net assets of:
 Expenses.......................       1.16%**     1.16%    1.15%     1.12%     1.10%    1.12%
 Net investment income..........       1.77%**     2.12%    2.16%     1.90%     1.56%    1.38%
Portfolio turnover rate.........         22% *       24%      29%       41%       35%      53%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                           Class C Shares
                                                        ---------------------
                                                           For the period
                                                          January 26, 2004*
                                                        through June 30, 2004
                                                             (Unaudited)
                                                        ---------------------
   PER SHARE DATA:
   Net asset value at beginning of period..............        $12.52
                                                               ------
   Gain (loss) from investment operations
   Net investment income...............................           -- /(1)/
   Net realized and unrealized loss on investments.....         (0.06)
                                                               ------
    Total from investment operations...................         (0.06)
                                                               ------
   Dividends and distributions
   Dividends from net investment income................            --/(1)/
                                                               ------
   Net asset value at end of period....................        $12.46
                                                               ------
   TOTAL RETURN:
   Total investment return based on net asset value (a)          0.26%**
   RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (000's omitted).........        $   25
   Ratio to average net assets of:
    Expenses...........................................          1.95%***
    Net investment income..............................          0.43%***
   Portfolio turnover rate.............................            22%**

(1)Less than $0.01 per share.
*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                                      Institutional Shares
                                                       --------------------------------------------------
                                        Six Months End                Year End December 31,
                                        June 30, 2004  --------------------------------------------------
                                         (Unaudited)     2003       2002       2001      2000      1999
                                        -------------- --------  --------   --------   --------  --------
PER SHARE DATA:
Net asset value at beginning of year...    $  12.37    $  10.34  $  12.94   $  15.78   $  16.51  $  16.57
                                           --------    --------  --------   --------   --------  --------
Gain (loss) from investment operations
Net investment income..................        0.13        0.26      0.28       0.30       0.30      0.28
Net realized and unrealized gain (loss)
 on investments........................        0.12        2.00     (2.59)     (2.62)      0.75      2.02
                                           --------    --------  --------   --------   --------  --------
  Total from investment
   operations..........................        0.25        2.26     (2.31)     (2.32)      1.05      2.30
                                           --------    --------  --------   --------   --------  --------
Dividends and distributions
Dividends from net investment
 income................................       (0.11)      (0.23)    (0.26)     (0.28)     (0.29)    (0.29)
Distributions from capital gains.......          --          --     (0.03)     (0.24)     (1.49)    (2.07)
                                           --------    --------  --------   --------   --------  --------
  Total dividends and distributions....       (0.11)      (0.23)    (0.29)     (0.52)     (1.78)    (2.36)
                                           --------    --------  --------   --------   --------  --------
Net asset value at end of period.......    $  12.51    $  12.37  $  10.34   $  12.94   $  15.78  $  16.51
                                           --------    --------  --------   --------   --------  --------
TOTAL RETURN:
Total investment return based on net
 asset value (a).......................        2.01% *    22.17%   (18.05)%   (14.82)%     6.56%    14.51%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets at end of period
 (000's omitted).......................    $336,994    $347,684  $330,652   $424,070   $529,486  $547,250
Ratio to average net assets of:
  Expenses.............................        0.91%**     0.91%     0.89%      0.87%      0.85%     0.87%
  Net investment income................        2.02%**     2.36%     2.43%      2.16%      1.81%     1.63%
Portfolio turnover rate................          22% *       24%       29%        41%        35%       53%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks--96.7%
          Australia--4.7%
 15,150   Ansell Ltd. ADR*............ $  321,483
 47,800   BHP Billiton PLC ADR........    834,588
 46,499   BHP Ltd. ADR................    814,662
 16,500   Commonwealth Bank of
          Australia ADR...............  1,123,417
 61,500   Lend Lease Corp. Ltd.
          ADR.........................    440,408
 10,840   National Australia Bank Ltd.
          ADR.........................  1,130,178
 98,147   Newcrest Mining Ltd.
          ADR.........................    942,133
  3,319   Rio Tinto Ltd. ADR..........    332,469
 24,150   The News Corp. Ltd.
          ADR.........................    855,393
 18,340   Westpac Banking Corp.
          ADR.........................  1,132,495
 41,605   Woodside Petroleum Ltd.
          ADR.........................    483,134
                                       ----------
                                        8,410,360
                                       ----------
          Austria--0.3%
  6,200   Erste Bank der
          oesterreichisch Sparkassen
          ADR.........................    486,915
                                       ----------
          Belgium--1.1%
  7,400   Delhaize Group ADR..........    379,620
 48,400   Fortis ADR..................  1,071,721
  6,000   Solvay SA ADR...............    489,823
                                       ----------
                                        1,941,164
                                       ----------
          Denmark--0.8%
 22,500   Danske Bank A/S ADR.........    533,106
 16,800   Novo Nordisk A/S ADR........    872,592
                                       ----------
                                        1,405,698
                                       ----------

Number of
 Shares                         US$ Value
---------                      -----------
          Common Stocks (Continued)
          Finland--1.4%
  26,200  Metso Oyj ADR....... $   337,456
 113,000  Nokia Corp. ADR.....   1,643,020
  25,900  UPM-Kymmene Oyj
          ADR.................     494,949
                               -----------
                                 2,475,425
                               -----------
          France--9.4%
  32,700  Alcatel SA ADR*.....     506,523
 160,800  Alstom SA ADR*......     184,920
  15,000  Aventis SA ADR......   1,141,050
  40,900  Axa ADR.............     905,526
  44,400  BNP Paribas SA ADR..   1,365,336
  36,506  Business Objects SA
          ADR*................     826,131
  33,300  France Telecom SA
          ADR.................     875,124
  49,000  Groupe Danone ADR...     859,460
   3,850  L'Air Liquide SA ADR     127,314
  54,500  L'Oreal SA ADR......     870,616
  38,824  Lafarge SA ADR......     874,316
  12,300  PSA Peugeot Citroen
          ADR.................     684,938
   8,600  Publicis Groupe ADR*     254,130
  22,400  Sanofi-Synthelabo SA
          ADR.................     716,576
  60,945  Societe Generale ADR   1,035,858
   9,700  Sodexho Alliance SA
          ADR.................     256,371
   7,200  Technip SA ADR*.....     246,456
  32,913  Thomson ADR.........     653,652
  27,612  Total SA ADR........   2,652,961
  28,400  Veolia Environnement
          ADR.................     804,572
  37,260  Vivendi Universal SA
          ADR.................   1,039,554
                               -----------
                                16,881,384
                               -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                            US$ VALUE
---------                         -----------
          Common Stocks (Continued)
          Germany--6.7%
  83,000  Allianz AG ADR......... $   908,850
  13,700  BASF AG ADR............     737,745
  23,700  Bayer AG ADR...........     692,040
  50,000  Bayerische Hypo-und
          Vereinsbank AG ADR.....     891,195
  18,800  DaimlerChrysler AG
          ADR....................     884,916
  12,023  Deutsche Bank AG.......     951,140
  18,800  Deutsche Lufthansa AG
          ADR....................     262,971
  56,500  Deutsche Telekom AG
          ADR*...................   1,000,615
  14,109  E.On AG ADR............   1,022,761
  10,600  ProSiebenSat.1 Media AG
          ADR....................     381,736
   1,500  Puma AG Rudolf Dassler
          Sport ADR..............     380,507
   9,900  RWE AG ADR.............     466,135
  24,180  SAP AG ADR.............   1,010,965
  10,400  Schering AG ADR........     615,784
  18,242  Siemens AG ADR.........   1,322,909
  56,000  Volkswagen AG ADR......     472,836
                                  -----------
                                   12,003,105
                                  -----------
          Greece--0.4%
 111,360  Alpha Bank A.E.........     707,916
  21,710  National Bank of Greece
          ADR....................      98,781
                                  -----------
                                      806,697
                                  -----------
          Hong Kong--1.6%
  72,000  Cheung Kong (Holdings)
          Ltd. ADR...............     530,784
 105,000  CLP Holdings Ltd. ADR..     574,823

NUMBER OF
 SHARES                           US$ VALUE
---------                         ----------
          Common Stocks (Continued)
 51,400   Hang Seng Bank Ltd.
          ADR.................... $  658,989
 10,400   Hutchison Whampoa Ltd.
          ADR....................    355,009
 85,000   Sun Hung Kai Properties
          Ltd. ADR...............    697,451
                                  ----------
                                   2,817,056
                                  ----------
          Ireland--0.7%
 18,800   Allied Irish Bank PLC
          ADR....................    582,612
  4,950   Bank of Ireland ADR....    266,508
 13,700   CRH PLC ADR............    302,359
  5,800   Ryanair Holdings PLC
          ADR*...................    190,124
                                  ----------
                                   1,341,603
                                  ----------
          Italy--3.7%
 28,860   Enel SpA ADR...........  1,162,192
 12,097   Eni SpA ADR............  1,213,813
 44,400   Fiat SpA ADR...........    375,180
  6,490   Mediaset SpA ADR.......    739,860
 51,450   Sanpaolo IMI SpA ADR...  1,253,837
 71,489   Telecom Italia SpA
          ADR....................  1,912,790
                                  ----------
                                   6,657,672
                                  ----------
          Japan--22.4%
 21,000   Aeon Co. Ltd. ADR......    842,963
  5,200   Ajinomoto Co., Inc.
          ADR....................    626,202
 48,500   All Nippon Airways Co.
          Ltd. ADR...............    317,365
  8,500   Asahi Glass Co. Ltd.
          ADR....................    884,160

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                               US$ VALUE
---------                             ----------
          Common Stocks (Continued)
  14,800  Asahi Kasei Corp. ADR...... $  766,347
  20,000  Canon, Inc. ADR............  1,068,000
  29,000  Dai Nippon Printing Co.
          Ltd. ADR...................    926,489
  11,300  Daiwa Securities Group,
          Inc. ADR...................    811,914
   5,750  Denso Corp. ADR............    535,399
  42,000  Eisai Co. Ltd. ADR.........  1,208,634
  24,000  Fuji Photo Film Co. Ltd.
          ADR........................    758,880
  25,200  Fujitsu Ltd. ADR...........    888,000
  12,500  Hitachi Ltd. ADR...........    869,875
  38,800  Honda Motor Co. Ltd.
          ADR........................    943,616
  17,000  Ito-Yokado Co. Ltd.
          ADR........................    727,581
  34,600  Japan Airlines System Corp.
          ADR*.......................    553,333
   3,800  Kao Corp. ADR..............    915,914
  10,900  Kyocera Corp. ADR..........    935,220
  62,000  Matsushita Electric
          Industrial Co. Ltd. ADR....    890,320
  13,000  Millea Holdings, Inc.
          ADR........................    972,154
  48,500  Mitsubishi Corp. ADR.......    942,307
  17,200  Mitsubishi Electric Corp.
          ADR........................    844,907
   6,900  Mitsubishi Estate Co. Ltd.
          ADR........................    856,215
 101,000  Mitsubishi Tokyo Financial
          Group, Inc. ADR............    946,370
   6,100  Mitsui & Co. Ltd. ADR......    921,100
   9,700  Mitsui Sumitomo Insurance
          Co. Ltd. ADR...............    911,195

NUMBER OF
 SHARES                              US$ VALUE
---------                           -----------
          Common Stocks (Continued)
  98,000  NEC Corp. ADR............ $   703,640
  14,400  Nikko Cordial Corp.
          ADR......................     698,126
  64,000  Nintendo Co. Ltd. ADR....     927,462
  22,500  Nippon Yusen Kabushiki
          Kaisha ADR...............   1,037,210
  41,000  Nissan Motor Co. Ltd.
          ADR......................     917,170
   1,900  Nitto Denko Corp.
          ADR......................     971,635
  56,000  Nomura Holdings, Inc.
          ADR......................     837,200
  26,600  NTT Corp. ADR............     713,944
  43,300  NTT DoCoMo, Inc.
          ADR......................     784,163
   9,200  Oji Paper Co. Ltd. ADR...     590,203
  51,000  OLYMPUS Corp. ADR........     962,839
  30,300  Pioneer Corp. ADR........     789,921
   8,800  Ricoh Co. Ltd. ADR.......     935,527
  11,000  Seven--Eleven Japan Co.
          Ltd. ADR.................     358,887
  47,000  Sharp Corp...............     750,778
  16,100  Sony Corp. ADR...........     612,605
 110,000  Sumitomo Mitsui Financial
          Group, Inc. ADR..........     754,072
  83,000  Sumitomo Trust and
          Banking Co. Ltd. ADR.....     591,035
   4,900  TDK Corp. ADR............     375,095
  16,600  Teijin Ltd. ADR..........     620,702
   6,100  The Bank of Yokohama
          Ltd. ADR.................     381,268
   5,600  The Shizuoka Bank Ltd.
          ADR......................     494,744
  30,650  Toyota Motor Corp.
          ADR......................   2,501,652
                                    -----------
                                     40,174,338
                                    -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                US$ VALUE
---------                              ----------
          Common Stocks (Continued)
          Netherlands--4.7%
  38,100  ABN AMRO Holding NV
          ADR......................... $  840,105
  51,100  Aegon NV ADR................    619,332
  25,525  Heineken NV ADR.............    838,795
  37,100  ING Groep NV ADR............    879,270
  43,500  Koninklijke (Royal) KPN
          NV ADR......................    334,950
  28,000  Koninklijke (Royal) Philips
          Electronics NV ADR..........    761,600
  46,777  Royal Dutch Petroleum Co.
          ADR.........................  2,416,968
  37,400  TPG NV ADR..................    861,696
  12,400  Unilever NV ADR.............    849,524
                                       ----------
                                        8,402,240
                                       ----------
          New Zealand--0.2%
  13,275  Telecom Corp. of New
          Zealand Ltd. ADR............    395,595
                                       ----------
          Norway--0.5%
   6,000  Norsk Hydro ASA ADR.........    392,700
  20,000  Orkla ASA ADR...............    500,614
                                       ----------
                                          893,314
                                       ----------
          Portugal--0.3%
  11,540  Electricidade de Portugal SA
          ADR.........................    324,966
  29,000  Portugal Telecom., SGPS,
          SA ADR......................    314,360
                                       ----------
                                          639,326
                                       ----------
          Singapore--0.8%
 334,500  Capitaland Ltd. ADR.........    532,123
  22,000  Keppel Corp. Ltd. ADR.......    180,092

NUMBER OF
 SHARES                              US$ VALUE
---------                            ----------
          Common Stocks (Continued)
  70,250  Neptune Orient Lines Ltd.
          ADR....................... $  385,012
  39,700  ST Assembly Test Services
          Ltd. ADR*.................    312,042
                                     ----------
                                      1,409,269
                                     ----------
          Spain--3.5%
  84,700  Banco Bilbao Vizcaya
          Argentaria SA ADR.........  1,143,450
 120,400  Banco Santander Central
          Hispano SA ADR............  1,264,200
 150,500  Corporacion Mapfre S.A.
          ADR.......................    368,770
  55,800  Endesa SA ADR.............  1,056,294
  19,350  NH Hoteles SA ADR.........    425,642
  21,800  Repsol YPF SA ADR.........    476,548
  35,119  Telefonica SA ADR.........  1,567,361
                                     ----------
                                      6,302,265
                                     ----------
          Sweden--1.7%
  10,300  AB SKF ADR................    378,066
  10,900  Atlas Copco AB ADR........    404,430
   7,900  Electrolux AB ADR.........    303,305
   6,600  Svenska Cellulosa AB (SCA)
          ADR.......................    250,579
   5,020  Swedish Match AB
          ADR.......................    514,550
   8,800  Tele2 AB, Class B ADR.....    387,200
  23,600  Volvo AB ADR..............    826,260
                                     ----------
                                      3,064,390
                                     ----------
          Switzerland--7.0%
  51,800  Adecco SA ADR.............    651,126
  26,670  Credit Suisse Group
          ADR.......................    955,053

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                              US$ VALUE
---------                           -----------
          Common Stocks (Continued)
  27,040  Holcim Ltd. ADR.......... $   735,158
   7,420  Logitech International SA
          ADR*.....................     339,020
  36,648  Nestle SA ADR............   2,443,395
  53,270  Novartis AG ADR..........   2,370,515
  15,760  Roche Holding AG--
          Genusshein ADR...........   1,560,396
  22,000  Serono SA ADR............     346,500
  10,014  Swiss Reinsurance Co.
          ADR......................     650,462
  26,690  UBS AG ADR...............   1,896,590
  40,000  Zurich Financial Services
          AG ADR...................     631,588
                                    -----------
                                     12,579,803
                                    -----------
          United Kingdom--24.8%
  37,800  Amvescap PLC.............     525,420
  37,969  AstraZeneca PLC ADR......   1,732,905
  67,400  BAA PLC ADR..............     676,541
  55,900  BAE SYSTEMS PLC
          ADR......................     889,056
  45,875  Barclays PLC ADR.........   1,599,202
  13,920  BG Group PLC ADR.........     438,202
  82,596  BP PLC ADR...............   4,424,667
  28,650  British American Tobacco
          PLC ADR..................     894,740
  17,450  British Sky Broadcasting
          Group PLC ADR............     794,150
  23,310  BT Group PLC ADR.........     853,146
  25,529  Cadbury Schweppes PLC
          ADR......................     895,557
  19,020  Centrica PLC ADR.........     774,363
 132,100  Compass Group PLC
          ADR......................     806,127
  16,670  Diageo PLC ADR...........     912,683

NUMBER OF
 SHARES                              US$ VALUE
---------                            ----------
          Common Stocks (Continued)
  18,880  Friends Provident PLC
          ADR....................... $  502,455
  66,701  GlaxoSmithKline PLC
          ADR.......................  2,765,424
  57,000  GUS PLC ADR...............    873,987
  34,500  HBOS PLC ADR..............  1,281,033
  52,980  HSBC Holdings PLC
          ADR.......................  3,968,731
  18,400  Imperial Tobacco Group
          PLC ADR...................    807,024
  12,440  International Power PLC
          ADR.......................    320,330
  65,226  Kingfisher PLC ADR........    677,196
 104,640  Legal & General Group
          PLC ADR...................    901,379
  32,375  Lloyds TSB Group PLC
          ADR.......................  1,032,115
   7,500  Marks & Spencer Group
          ADR.......................    296,031
  14,260  National Grid Transco PLC
          ADR.......................    558,564
  55,000  Prudential Corp. PLC
          ADR.......................    958,650
  22,725  Reed Elsevier PLC
          ADR.......................    894,229
  39,820  Rentokil Initial PLC
          ADR.......................    521,742
   8,425  Rio Tinto PLC ADR.........    826,071
  16,340  Rolls-Royce Group PLC
          ADR.......................    373,000
  64,660  Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................    500,468
  53,800  Scottish & Southern Energy
          PLC ADR*..................    664,914

See notes to financial statements.

         BNY Hamilton International Equity Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                 US$ VALUE
---------                              ------------
          Common Stocks (Continued)
  20,750  Scottish Power PLC
          ADR......................... $    612,333
  36,400  Shell Transport & Trading
          Co. ADR.....................    1,627,080
   6,820  Smith & Nephew PLC
          ADR.........................      376,941
  33,000  Telefonaktiebolaget LM
          Ericsson ADR*...............      987,360
  61,568  Tesco PLC ADR...............      891,831
  22,125  Unilever PLC ADR............      879,911
 152,920  Vodafone Group PLC
          ADR.........................    3,379,532
  24,600  Wolseley PLC ADR............      778,590
                                       ------------
                                         44,473,680
                                       ------------
          Total Common Stocks
          (Cost $139,697,682).........  173,561,299
                                       ------------
          Preferred Stock--0.4%
  22,925  The News Corp. Ltd. ADR
          Pfd.
          (Cost $552,524).............      753,774
                                       ------------
          Exchange Traded Fund--2.4%
  29,557  Ishares MSCI EAFE Index
          Fund
          (Cost $4,137,746)...........    4,226,651
                                       ------------
          Money Market Fund--0.2%
 433,305  BNY Hamilton Money Fund
          (Hamilton Shares), 0.98% (a)
          (Cost $433,305).............      433,305
                                       ------------

                             US$ VALUE
                            ------------
  Total Investments
  (Cost $144,821,257) (b)--
  99.7%.................... $178,975,029
  Other assets less
  liabilities--0.3%........      501,576
                            ------------
  Net Assets--100.0%....... $179,476,605
                            ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal Income tax purposes. At June 30, 2004, net unrealized appreciation was $34,153,772 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $ 35,652,14 and aggregate gross unrealized depreciation of $1,498,369.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification

         June 30, 2004 (Unaudited)

                                                                % of
                                                               Total
                                                 US$ Value   Net Assets
                                                ------------ ----------
        Advertising and Marketing Services..... $    254,130     0.1%
        Aerospace and Defense..................    1,262,056     0.7
        Airlines...............................    1,323,793     0.7
        Airport Development and Maintenance....      676,541     0.4
        Automotive.............................    8,141,967     4.5
        Banking and Finance....................   30,437,972    17.0
        Beverages--Food and Tobacco............    9,260,352     5.2
        Brewers................................      838,795     0.5
        Building and Building Products.........    3,574,583     2.0
        Business Equipment and Services........    2,003,527     1.1
        Chemicals..............................    2,919,845     1.6
        Communications, Media and Entertainment    6,145,581     3.4
        Computers--Software and Peripherals....    2,879,756     1.6
        Consumer Goods and Services............    1,152,829     0.6
        Diversified Operations.................    1,313,214     0.7
        Electronic Equipment and Components....   10,258,605     5.7
        Export Trading.........................    1,863,407     1.0
        Financial Services.....................    2,347,240     1.3
        Health Care Products and Services......      376,941     0.2
        Hotels and Gaming......................      425,642     0.2
        Household and Personal Care Products...    2,666,441     1.5
        Human Resources........................      651,126     0.4
        Insurance..............................    9,710,099     5.4
        Machinery and Engineering..............      926,806     0.5
        Management.............................      525,420     0.3
        Manufacturing..........................    2,643,161     1.5
        Mining.................................    2,935,261     1.6
        Oil and Gas............................   16,826,612     9.4
        Paper and Forest Products..............    1,335,731     0.8
        Pharmaceuticals........................   13,330,376     7.4
        Printing and Publishing................    1,820,718     1.0
        Real Estate Development................    3,056,981     1.7
        Retail--Apparel and Shoes..............    1,254,494     0.7
        Retail--Department Stores..............    1,138,994     0.6
        Retail--Food Stores....................    1,999,032     1.1
        Retail--Specialty Stores...............    1,036,083     0.6
        Telecommunications.....................   15,149,160     8.5
        Transportation.........................    2,283,918     1.3
        Utilities--Gas and Electric............    6,763,312     3.8
        Utilities--Water.......................      804,572     0.5
        Exchange Traded Fund...................    4,226,651     2.4
        Money Market Fund......................      433,305     0.2
                                                ------------   -----
        Total value of investments.............  178,975,029    99.7
        Other assets less liabilities..........      501,576     0.3
                                                ------------   -----
        Net Assets............................. $179,476,605   100.0%
                                                ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

         Assets:
           Investments at market value,
            (Cost $144,821,257)......................... $ 178,975,029
           Cash.........................................        44,063
           Receivables:
            Dividends...................................       803,978
            Capital stock sold..........................        77,132
            Investments sold............................        66,301
            Interest....................................           491
           Other assets.................................        28,118
                                                         -------------
            Total Assets................................   179,995,112
                                                         -------------
         Liabilities:
           Payables:
            Services provided by The Bank of
             New York and Administrator.................       167,571
            Investments purchased.......................       143,029
            Capital stock repurchased...................       126,713
           Accrued expenses and other liabilities.......        81,194
                                                         -------------
            Total Liabilities...........................       518,507
                                                         -------------
         Net Assets:.................................... $ 179,476,605
                                                         -------------
         Sources Of Net Assets:
           Capital stock @ par.......................... $      17,657
           Paid in capital..............................   244,215,153
           Undistributed net investment income..........     1,790,196
           Accumulated net realized loss on investments
            and foreign currency transactions...........  (100,746,169)
           Net unrealized appreciation on investments
            and foreign currency denominated assets
            and liabilities.............................    34,199,768
                                                         -------------
         Net Assets..................................... $ 179,476,605
                                                         -------------
         Class A Shares:
           Net assets................................... $   4,460,740
                                                         -------------
           Shares outstanding...........................       444,548
                                                         -------------
           Net asset value, offering price and
            repurchase price per share.................. $       10.03
           Sales charge--5.25% of public offering
            price.......................................          0.56
                                                         -------------
           Maximum offering price....................... $       10.59
                                                         -------------
         Institutional Shares:
           Net assets................................... $ 175,015,865
                                                         -------------
           Shares outstanding...........................    17,212,565
                                                         -------------
           Net asset value, offering price and
            repurchase price per share.................. $       10.17
                                                         -------------
         Class A Shares authorized @ $.001 par value....   200,000,000
         Institutional Shares authorized @ $.001 par
          value.........................................   200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)


          Investment Income:
            Dividends (net of foreign withholding taxes
             of $302,492)................................ $2,708,815
            Interest.....................................      4,664
                                                          ----------
             Total Income................................  2,713,479
                                                          ----------
          Expenses:
            Advisory.....................................    625,336
            Administration...............................    166,756
            Transfer agent...............................     55,550
            Accounting services..........................     29,705
            Legal........................................     19,396
            Directors....................................     14,943
            Registration and filings.....................     10,858
            Reports to shareholders......................      9,103
            12b-1 fee--Class A Shares....................      7,531
            Audit........................................      6,627
            Custodian....................................      3,298
            Insurance....................................      1,211
            Cash management..............................      1,093
            Other........................................     18,363
                                                          ----------
             Total Expenses..............................    969,770
            Earnings credit adjustment (Note 3)..........     (1,539)
                                                          ----------
             Net Expenses................................    968,231
                                                          ----------
             Net Investment Income.......................  1,745,248
                                                          ----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Foreign Currency Transactions:
            Net realized gain on:
             Investments.................................  2,034,917
             Foreign currency transactions...............     43,575
                                                          ----------
            Net realized gain on investments and foreign
             currency transactions.......................  2,078,492
                                                          ----------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments.................................    377,209
             Foreign currency denominated assets and
              liabilities................................    (49,349)
                                                          ----------
            Net unrealized gain on investments and
             foreign currency denominated assets and
             liabilities.................................    327,860
                                                          ----------
            Net realized and unrealized gain on
             investments and foreign currency
             transactions................................  2,406,352
                                                          ----------
            Net increase in net assets resulting from
             operations.................................. $4,151,600
                                                          ----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2004      Year Ended
                                                                                (Unaudited)    December 31, 2003
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................   $  1,745,248     $   1,491,203
  Net realized gain (loss) on investments and foreign currency transactions..      2,078,492        (2,703,320)
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and foreign currency denominated assets and liabilities...................        327,860        39,875,148
                                                                                ------------     -------------
   Net increase in net assets resulting from operations......................      4,151,600        38,663,031
                                                                                ------------     -------------
Dividends to Shareholders:
  Dividends from net investment income:
   Class A Shares............................................................             --           (37,188)
   Institutional Shares......................................................             --        (1,153,938)
                                                                                ------------     -------------
                                                                                          --        (1,191,126)
                                                                                ------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Class A Shares............................................................        628,510         4,918,046
   Institutional Shares......................................................     38,903,473       109,985,324
  Proceeds from shares issued on reinvestment of dividends:
   Class A Shares............................................................             --            37,120
   Institutional Shares......................................................             --           309,609
  Value of capital stock repurchased:
   Class A Shares............................................................     (2,445,078)       (5,505,304)
   Institutional Shares......................................................    (12,930,383)     (116,899,622)
                                                                                ------------     -------------
   Net increase (decrease) in net assets resulting from capital stock
    transactions.............................................................     24,156,522        (7,154,827)
                                                                                ------------     -------------
     Increase in Net Assets..................................................     28,308,122        30,317,079
Net Assets:
  Beginning of year..........................................................    151,168,483       120,851,404
                                                                                ------------     -------------
  End of period (includes undistributed net investment income of $1,790,196
   at June 30, 2004 and $44,948 at December 31, 2003)........................   $179,476,605     $ 151,168,483
                                                                                ------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold:
   Class A Shares............................................................         63,115           646,600
   Institutional Shares......................................................      3,837,940        14,030,013
  Shares issued on reinvestment of dividends:
   Class A Shares............................................................             --             3,936
   Institutional Shares......................................................             --            32,420
  Shares repurchased:
   Class A Shares............................................................       (259,292)         (706,663)
   Institutional Shares......................................................     (1,280,223)      (15,103,204)
                                                                                ------------     -------------
   Net increase (decrease)...................................................      2,361,540        (1,096,898)
  Shares outstanding, beginning of year......................................     15,295,573        16,392,471
                                                                                ------------     -------------
  Shares outstanding, end of period..........................................     17,657,113        15,295,573
                                                                                ------------     -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                        Class A Shares
                                               --------------------------------------------------------------
                                               Six Months Ended             Year Ended December 31,
                                                June 30, 2004   ---------------------------------------------
                                                 (Unaudited)     2003     2002      2001      2000      1999
                                               ---------------- ------  -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year..........      $ 9.77      $ 7.29  $  9.27   $ 12.38   $ 17.59   $ 12.84
                                                    ------      ------  -------   -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss)..................        0.09        0.08     0.03     (0.01)    (0.03)    (0.04)
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions.................................        0.17        2.46    (2.01)    (3.10)    (4.21)     5.51
                                                    ------      ------  -------   -------   -------   -------
  Total from investment operations............        0.26        2.54    (1.98)    (3.11)    (4.24)     5.47
                                                    ------      ------  -------   -------   -------   -------
Dividends and distributions
Dividends from net investment income..........          --       (0.06)      --        --     (0.01)       --
Distributions from capital gains..............          --          --       --        --     (0.96)    (0.72)
                                                    ------      ------  -------   -------   -------   -------
  Total dividends and distributions...........          --       (0.06)      --        --     (0.97)    (0.72)
                                                    ------      ------  -------   -------   -------   -------
Net asset value at end of period..............      $10.03      $ 9.77  $  7.29   $  9.27   $ 12.38   $ 17.59
                                                    ------      ------  -------   -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset
 value (a)....................................        2.66%*     34.85%  (21.36)%  (25.12)%  (24.19)%   43.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..............................      $4,461      $6,260  $ 5,081   $ 5,350   $ 7,583   $12,010
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
   New York...................................        1.41%**     1.56%    1.69%     1.52%     1.43%     1.52%
  Expenses, prior to waiver from The Bank of
   New York...................................        1.41%**     1.56%    1.69%     1.52%     1.43%     1.55%
  Net investment income (loss), net of waiver
   from The Bank of New York..................        1.73%**     1.01%    0.37%    (0.09)%   (0.20)%   (0.27)%
Portfolio turnover rate.......................           3%*       101%     307%      169%       86%       84%

* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                       Institutional Shares
                                           -----------------------------------------------------------------------
                                           Six Months Ended                   Year Ended December 31,
                                            June 30, 2004   ------------------------------------------------------
                                             (Unaudited)      2003       2002       2001        2000          1999
                                           ---------------- --------  --------   --------   --------      --------
PER SHARE DATA:
Net asset value at beginning of year......     $   9.89     $   7.38  $   9.35   $  12.50   $  17.70      $  12.90
                                               --------     --------  --------   --------   --------      --------
Gain (loss) from investment operations
Net investment income.....................         0.11         0.10      0.06       0.02         --/(1)/       --/(1)/
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions.............................         0.17         2.49     (2.03)     (3.17)     (4.23)         5.55
                                               --------     --------  --------   --------   --------      --------
  Total from investment operations........         0.28         2.59     (1.97)     (3.15)     (4.23)         5.55
                                               --------     --------  --------   --------   --------      --------
Dividends and distributions
Dividends from net investment income......           --        (0.08)       --         --      (0.01)        (0.03)
Distributions from capital gains..........           --           --        --         --      (0.96)        (0.72)
                                               --------     --------  --------   --------   --------      --------
  Total dividends and distributions.......           --        (0.08)       --         --      (0.97)        (0.75)
                                               --------     --------  --------   --------   --------      --------
Net asset value at end of period..........     $  10.17     $   9.89  $   7.38   $   9.35   $  12.50      $  17.70
                                               --------     --------  --------   --------   --------      --------
TOTAL RETURN:
Total investment return based on net asset
 value (a)................................         2.83%*      35.13%   (21.07)%   (25.20)%   (23.99)%       43.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
 (000's omitted)..........................     $175,016     $144,908  $115,773   $172,417   $268,147      $273,597
Ratio to average net assets of:
  Expenses, net of waiver from The Bank
   of New York............................         1.15%**      1.31%     1.44%      1.27%      1.22%         1.24%
  Expenses, prior to waiver from The
   Bank of New York.......................         1.15%**      1.31%     1.44%      1.27%      1.22%         1.24%
  Net investment income, net of waiver
   from The Bank of New York..............         2.11%**      1.24%     0.66%      0.19%        --/(2)/     0.01%
Portfolio turnover rate...................            3%*        101%      307%       169%        86%           84%

(1)Less than $0.01 per share.
(2)Less than 0.01%.
* Not annualized.
**Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                 VALUE
---------                             ----------
          COMMON STOCKS--96.2%
          Advertising and Marketing Services--0.2%
  1,050   Monster Worldwide,
          Inc.*...................... $   27,006
  1,700   Omnicom Group, Inc.........    129,013
  3,800   The Interpublic Group of
          Cos., Inc..................     52,174
                                      ----------
                                         208,193
                                      ----------
          Aerospace and Defense--1.6%
  1,850   General Dynamics Corp......    183,705
  1,100   Goodrich Corp..............     35,563
  4,050   Lockheed Martin Corp.......    210,924
  3,334   Northrop Grumman
          Corp.......................    179,036
  4,050   Raytheon Co................    144,869
  1,550   Rockwell Collins, Inc......     51,646
  7,700   The Boeing Co..............    393,393
  4,650   United Technologies
          Corp.......................    425,381
                                      ----------
                                       1,624,517
                                      ----------
          Agricultural--0.1%
  2,442   Monsanto Co................     94,017
                                      ----------
          Airlines--0.1%
  1,050   Delta Air Lines, Inc.......      7,476
  7,175   Southwest Airlines Co......    120,325
                                      ----------
                                         127,801
                                      ----------
          Aluminum, Steel and Other Metals--0.5%
  7,906   Alcoa, Inc.................    261,135
    700   Allegheny Technologies,
          Inc........................     12,635
  1,600   Freeport-McMoRan
          Copper & Gold, Inc.,
          Class B....................     53,040

NUMBER OF
 SHARES                               VALUE
---------                           ----------
          Common Stocks (Continued)
    700   Nucor Corp............... $   53,732
    900   Phelps Dodge Corp.*......     69,759
    985   United States Steel Corp.     34,593
                                    ----------
                                       484,894
                                    ----------
          Automotive--1.1%
  2,400   AutoNation, Inc.*........     41,040
    800   AutoZone, Inc.*..........     64,080
  1,300   Dana Corp................     25,480
  5,000   Delphi Corp..............     53,400
 16,547   Ford Motor Co............    258,961
  5,150   General Motors Corp......    239,939
  2,650   Harley-Davidson, Inc.....    164,141
  1,750   Johnson Controls, Inc....     93,415
    600   Navistar International
          Corp.*...................     23,256
  1,562   PACCAR, Inc..............     90,580
  1,139   Visteon Corp.............     13,292
                                    ----------
                                     1,067,584
                                    ----------
          Banking and Finance--7.5%
  3,150   AmSouth Bancorp..........     80,231
 18,516   Bank of America Corp.....  1,566,823
 10,200   Bank One Corp............    520,199
  5,100   BB&T Corp................    188,547
  2,032   Charter One Financial,
          Inc......................     89,794
  1,550   Comerica, Inc............     85,064
  5,173   Fifth Third Bancorp......    278,204
  1,100   First Horizon National
          Corp.....................     50,017
  1,450   Golden West Financial
          Corp.....................    154,208
  2,005   Huntington Bancshares,
          Inc......................     45,915

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                             VALUE
---------                         ----------
          Common Stocks (Continued)
 18,950   J.P. Morgan Chase &
          Co..................... $  734,691
  3,750   KeyCorp................    112,088
  1,150   M&T Bank Corp..........    100,395
  2,000   Marshall & Ilsley Corp.     78,180
  3,850   Mellon Financial Corp..    112,921
  5,600   National City Corp.....    196,056
  1,600   North Fork Bancorp,
          Inc....................     60,880
  2,050   Northern Trust Corp....     86,674
  1,950   Regions Financial Corp.     71,273
  3,000   SouthTrust Corp........    116,430
  3,050   State Street Corp......    149,572
  2,600   SunTrust Banks, Inc....    168,974
  7,050   The Bank of New York
          Co., Inc...............    207,834
 17,191   U.S. Bancorp...........    473,784
  1,725   Union Planters Corp....     51,422
 12,000   Wachovia Corp..........    533,999
  7,900   Washington Mutual, Inc.    305,256
 15,350   Wells Fargo & Co.......    878,480
    800   Zions Bancorp..........     49,160
                                  ----------
                                   7,547,071
                                  ----------
          Beverages--Food and Tobacco--5.0%
    350   Adolph Coors Co.,
          Class B................     25,319
 18,650   Altria Group, Inc......    933,432
  7,350   Anheuser-Busch Cos.,
          Inc....................    396,900
  5,833   Archer-Daniels-Midland
          Co.....................     97,878
  1,150   Brown-Forman Corp.,
          Class B................     55,511
  3,700   Campbell Soup Co.......     99,456

NUMBER OF
 SHARES                               VALUE
---------                           ----------
          Common Stocks (Continued)
  4,200   Coca-Cola Enterprises,
          Inc...................... $  121,758
  4,800   ConAgra Foods, Inc.......    129,984
  3,400   General Mills, Inc.......    161,602
  3,200   H.J. Heinz Co............    125,440
  2,400   Hershey Foods Corp.......    111,048
  3,700   Kellogg Co...............    154,845
  1,200   McCormick & Co., Inc.....     40,800
 11,450   McDonald's Corp..........    297,700
 15,575   PepsiCo, Inc.............    839,181
    750   R.J. Reynolds Tobacco
          Holdings, Inc............     50,693
  1,250   SUPER VALU, INC..........     38,263
 22,150   The Coca-Cola Co.........  1,118,131
  2,350   The Pepsi Bottling Group,
          Inc......................     71,769
  1,450   UST, Inc.................     52,200
  2,100   Wm. Wrigley Jr. Co.......    132,405
                                    ----------
                                     5,054,315
                                    ----------
          Biosciences--0.9%
 11,590   Amgen, Inc.*.............    632,466
  3,080   Biogen Idec, Inc.*.......    194,810
  1,750   Chiron Corp.*............     78,120
                                    ----------
                                       905,396
                                    ----------
          Building and Building Products--1.1%
  2,350   Ecolab, Inc..............     74,495
  2,302   Georgia-Pacific Group....     85,128
    900   Louisiana-Pacific Corp.*.     21,285
  3,950   Masco Corp...............    123,161
 20,150   The Home Depot, Inc......    709,279
  1,250   The Sherwin-Williams
          Co.......................     51,938
    900   Vulcan Materials Co......     42,795
                                    ----------
                                     1,108,081
                                    ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                 VALUE
---------                             ----------
          Common Stocks (Continued)
          Business Equipment and Services--0.3%
  1,250   Convergys Corp.*........... $   19,250
  1,250   Lexmark International,
          Inc.*......................    120,662
  2,150   Pitney Bowes, Inc..........     95,138
  7,250   Xerox Corp.*...............    105,125
                                      ----------
                                         340,175
                                      ----------
          Chemicals--1.3%
  2,100   Air Products and Chemicals,
          Inc........................    110,145
    600   Ashland, Inc...............     31,686
  9,050   duPont (E.I.) de Nemours
          & Co.......................    402,000
    700   Eastman Chemical Co........     32,361
    400   Great Lakes Chemical
          Corp.......................     10,824
    950   Hercules, Inc.*............     11,581
  1,600   PPG Industries, Inc........     99,984
  2,950   Praxair, Inc...............    117,735
  2,050   Rohm and Haas Co...........     85,239
    600   Sigma-Aldrich Corp.........     35,766
  8,472   The Dow Chemical Co........    344,810
                                      ----------
                                       1,282,131
                                      ----------
          Communications, Media and
          Entertainment--2.5%
  5,600   Clear Channel
          Communications, Inc........    206,920
 20,332   Comcast Corp., Class A*....    569,906
  2,500   Gannett Co., Inc...........    212,125
    450   Meredith Corp..............     24,732
  1,800   The McGraw-Hill Cos.,
          Inc........................    137,826

NUMBER OF
 SHARES                               VALUE
---------                           ----------
          Common Stocks (Continued)
 41,375   Time Warner, Inc.*....... $  727,373
  2,900   Univision Communications,
          Inc.*....................     92,597
 15,720   Viacom, Inc., Class B*...    561,518
                                    ----------
                                     2,532,997
                                    ----------
          Computer Services--1.5%
  1,200   Affiliated Computer
          Services, Inc.*..........     63,528
  1,750   Computer Sciences
          Corp.*...................     81,253
  3,450   Compuware Corp.*.........     22,770
  6,050   eBay, Inc.*..............    556,297
  4,400   Electronic Data Systems
          Corp.....................     84,260
  1,750   Intuit, Inc.*............     67,515
  3,100   Network Appliance,
          Inc.*....................     66,743
  2,600   SunGard Data Systems,
          Inc.*....................     67,600
  3,000   Unisys Corp.*............     41,640
 12,250   Yahoo!, Inc.*............    445,043
                                    ----------
                                     1,496,649
                                    ----------
          Computers--Micro--3.0%
  3,450   Apple Computer, Inc.*....    112,263
 22,950   Dell, Inc.*..............    822,069
  3,350   Gateway, Inc.*...........     15,075
 27,621   Hewlett-Packard Co.......    582,803
 15,300   International Business
          Machines Corp. (IBM).....  1,348,695
 30,200   Sun Microsystems, Inc.*..    131,068
                                    ----------
                                     3,011,973
                                    ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                            VALUE
---------                        ----------
          Common Stocks (Continued)
          Computers--Software and
          Peripherals--5.6%
  2,200   Adobe Systems, Inc.... $  102,300
  1,000   Autodesk, Inc.........     42,810
  1,950   BMC Software, Inc.*...     36,075
 61,400   Cisco Systems, Inc.*..  1,455,180
  1,500   Citrix Systems, Inc.*.     30,540
  5,300   Computer Associates
          International, Inc....    148,718
  2,800   Electronic Arts, Inc.*    152,740
 22,150   EMC Corp.*............    252,510
    800   Mercury Interactive
          Corp.*................     39,864
 98,100   Microsoft Corp........  2,801,735
    850   NCR Corp.*............     42,152
  1,500   NVIDIA Corp.*.........     30,750
  2,400   Parametric Technology
          Corp.*................     12,000
  3,250   PeopleSoft, Inc.*.....     60,125
  4,500   Siebel Systems, Inc.*.     48,060
  2,850   Symantec Corp.*.......    124,773
  3,850   VERITAS Software
          Corp.*................    106,645
  3,100   Xilinx, Inc.*.........    103,261
                                 ----------
                                  5,590,238
                                 ----------
          Conglomerates--3.2%
 95,950   General Electric Co...  3,108,780
  1,300   Textron, Inc..........     77,155
                                 ----------
                                  3,185,935
                                 ----------
          Consumer Goods and Services--0.8%
  1,000   Avery Dennison Corp...     64,010
    900   Brunswick Corp........     36,720
  9,200   Cendant Corp.*........    225,216

NUMBER OF
 SHARES                               VALUE
---------                            --------
          Common Stocks (Continued)
  2,600   Eastman Kodak Co.......... $ 70,148
  1,400   Fortune Brands, Inc.......  105,602
  1,600   Hasbro, Inc...............   30,400
  3,750   Mattel, Inc...............   68,438
  7,100   Sara Lee Corp.............  163,229
                                     --------
                                      763,763
                                     --------
          Containers and Packaging--0.1%
    500   Ball Corp.................   36,025
    900   Bemis Co., Inc............   25,425
  1,350   Pactiv Corp.*.............   33,669
    750   Sealed Air Corp.*.........   39,953
                                     --------
                                      135,072
                                     --------
          Data Processing Systems--0.8%
  5,350   Automatic Data Processing,
          Inc.......................  224,058
  7,896   First Data Corp...........  351,530
  1,800   Fiserv, Inc.*.............   70,002
  3,425   Paychex, Inc..............  116,039
                                     --------
                                      761,629
                                     --------
          Education--0.2%
  1,650   Apollo Group, Inc.,
          Class A*..................  145,679
                                     --------
          Electronic Equipment and
          Components--4.2%
  3,150   Advanced Micro Devices,
          Inc.*.....................   50,085
  4,333   Agilent Technologies,
          Inc.*.....................  126,870
  3,400   Altera Corp.*.............   75,548
  1,800   American Power
          Conversion Corp.*.........   35,370
  3,400   Analog Devices, Inc.*.....  160,072

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                VALUE
---------                            ----------
          Common Stocks (Continued)
 15,300   Applied Materials, Inc.*.. $  300,186
  2,800   Applied Micro Circuits
          Corp.*....................     14,896
    900   Cooper Industries, Ltd....     53,469
  3,800   Emerson Electric Co.......    241,490
 58,800   Intel Corp................  1,622,879
  3,150   International Game
          Technology................    121,590
  1,750   Jabil Circuit, Inc.*......     44,065
  1,800   KLA-Tencor Corp.*.........     88,884
  2,850   Linear Technology
          Corp......................    112,490
  3,400   LSI Logic Corp.*..........     25,908
  2,900   Maxim Integrated Products,
          Inc.......................    152,018
  5,500   Micron Technology,
          Inc.*.....................     84,205
  1,750   Molex, Inc................     56,140
  3,200   National Semiconductor
          Corp.*....................     70,368
  1,350   Novellus Systems, Inc.*...     42,444
  1,600   PMC--Sierra, Inc.*........     22,960
    700   Power-One, Inc.*..........      7,686
    800   QLogic Corp.*.............     21,272
  1,650   Rockwell Automation,
          Inc.......................     61,892
  4,700   Sanmina-SCI Corp.*........     42,770
  8,700   Solectron Corp.*..........     56,289
  2,100   Symbol Technologies,
          Inc.......................     30,954
    750   Tektronix, Inc.*..........     25,515
  1,750   Teradyne, Inc.*...........     39,725
 15,650   Texas Instruments, Inc....    378,417
    500   Thomas & Betts Corp.*.....     13,615
                                     ----------
                                      4,180,072
                                     ----------

NUMBER OF
 SHARES                                VALUE
---------                            ----------
          Common Stocks (Continued)
          Financial Services--7.6%
  1,050   Ambac Financial Group,
          Inc....................... $   77,112
 11,600   American Express Co.......    596,008
  2,250   Capital One Financial
          Corp......................    153,855
 47,026   Citigroup, Inc............  2,186,708
  2,549   Countrywide Credit
          Industries, Inc...........    179,067
    450   Deluxe Corp...............     19,575
  3,300   E*TRADE Financial
          Corp.*....................     36,795
  1,200   Equifax, Inc..............     29,700
  8,850   Fannie Mae................    631,535
    950   Federated Investors, Inc.,
          Class B...................     28,823
  2,300   Franklin Resources, Inc...    115,184
  6,250   Freddie Mac...............    395,625
  1,550   H&R Block, Inc............     73,904
  2,100   Janus Capital Group, Inc..     34,629
  2,550   Lehman Brothers Holdings,
          Inc.......................    191,888
  4,750   Marsh & McLennan Cos.,
          Inc.......................    215,555
  1,375   MBIA, Inc.................     78,540
 11,575   MBNA Corp.................    298,519
  8,700   Merrill Lynch & Co.,
          Inc.......................    469,626
    950   MGIC Investment Corp......     72,067
  1,400   Moody's Corp..............     90,524
 10,000   Morgan Stanley............    527,700
  2,550   PNC Financial Services
          Group.....................    135,354
  2,600   Providian Financial
          Corp.*....................     38,142

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                 VALUE
---------                             ----------
          Common Stocks (Continued)
  3,950   SLM Corp................... $  159,778
  2,750   Synovus Financial Corp.....     69,630
  1,200   T. Rowe Price Group,
          Inc........................     60,480
  1,000   The Bear Stearns Cos.,
          Inc........................     84,310
 12,350   The Charles Schwab
          Corp.......................    118,684
  4,450   The Goldman Sachs Group,
          Inc........................    419,012
                                      ----------
                                       7,588,329
                                      ----------
          Forest and Paper Products--0.4%
    750   Boise Cascade Corp.........     28,230
  4,385   International Paper Co.....    196,009
  1,841   MeadWestvaco Corp..........     54,107
    500   Temple-Inland, Inc.........     34,625
  2,250   Weyerhaeuser Co............    142,020
                                      ----------
                                         454,991
                                      ----------
          Health and Medical Facilities--0.1%
  1,000   Quest Diagnostics, Inc.*...     84,950
                                      ----------
          Health Care Products and Services--6.4%
 14,200   Abbott Laboratories........    578,791
  1,250   Allergan, Inc..............    111,900
  1,300   Anthem, Inc.*..............    116,428
  1,800   Applera Corp.--Applied
          Biosystems Group...........     39,150
    450   Bausch & Lomb, Inc.........     29,282
  5,550   Baxter International, Inc..    191,531
  2,300   Becton, Dickinson & Co.....    119,140
  2,362   Biomet, Inc................    104,967
  7,600   Boston Scientific Corp.*...    325,280
  1,000   C. R. Bard, Inc............     56,650
  3,925   Cardinal Health, Inc.......    274,946

NUMBER OF
 SHARES                               VALUE
---------                           ----------
          Common Stocks (Continued)
  4,100   Caremark Rx, Inc.*....... $  135,054
    700   Express Scripts, Inc.*...     55,461
  2,050   Genzyme Corp.*...........     97,027
  2,850   Guidant Corp.............    159,258
  4,450   HCA, Inc.................    185,076
  2,200   Health Management
          Associates, Inc., Class A     49,324
  1,440   Hospira, Inc.*...........     39,744
  1,400   Humana, Inc.*............     23,660
  2,100   IMS Health, Inc..........     49,224
 26,992   Johnson & Johnson........  1,503,453
    750   Manor Care, Inc..........     24,510
  2,650   McKesson Corp............     90,975
 11,050   Medtronic, Inc...........    538,355
  1,600   St. Jude Medical, Inc.*..    121,040
  3,600   Stryker Corp.............    198,000
  4,150   Tenet Healthcare Corp.*..     55,652
  5,600   UnitedHealth Group, Inc..    348,600
  1,450   WellPoint Health
          Networks, Inc.*..........    162,415
 12,150   Wyeth....................    439,343
  2,240   Zimmer Holdings, Inc.*...    197,568
                                    ----------
                                     6,421,804
                                    ----------
          Homebuilders--0.1%
  1,100   Centex Corp..............     50,325
    400   KB HOME..................     27,452
  1,200   Pulte Homes, Inc.........     62,436
                                    ----------
                                       140,213
                                    ----------
          Hotels and Gaming--0.3%
  1,000   Harrah's Entertainment,
          Inc......................     54,100
  3,400   Hilton Hotels Corp.......     63,444

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                   VALUE
---------                               ----------
          Common Stocks (Continued)
  2,100   Marriott International, Inc.,
          Class A...................... $  104,748
  1,900   Starwood Hotels & Resorts
          Worldwide, Inc...............     85,215
                                        ----------
                                           307,507
                                        ----------
          Household and Personal Care
          Products--2.7%
    800   Alberto-Culver Co.,
          Class B......................     40,112
  4,300   Avon Products, Inc...........    198,402
  4,850   Colgate-Palmolive Co.........    283,483
    900   International Flavors &
          Fragrances, Inc..............     33,660
  4,600   Kimberly-Clark Corp..........    303,048
  1,750   Leggett & Platt, Inc.........     46,743
    650   Maytag Corp..................     15,932
  1,950   The Clorox Co................    104,871
  9,100   The Gillette Co..............    385,840
 23,500   The Procter & Gamble
          Co...........................  1,279,339
    600   Whirlpool Corp...............     41,160
                                        ----------
                                         2,732,590
                                        ----------
          Human Resources--0.0%
  1,500   Robert Half International,
          Inc.*........................     44,655
                                        ----------
          Insurance--4.4%
  2,550   ACE Ltd......................    107,814
  1,450   Aetna, Inc...................    123,250
  4,600   AFLAC, Inc...................    187,726
 23,750   American International
          Group, Inc...................  1,692,899
  2,850   Aon Corp.....................     81,140
  1,350   CIGNA Corp...................     92,894

NUMBER OF
 SHARES                                VALUE
---------                            ----------
          Common Stocks (Continued)
  1,575   Cincinnati Financial
          Corp...................... $   68,544
  1,325   Jefferson-Pilot Corp......     67,310
  1,650   Lincoln National Corp.....     77,963
  1,650   Loews Corp................     98,934
  6,850   MetLife, Inc..............    245,572
  2,900   Principal Financial Group,
          Inc.......................    100,862
  4,750   Prudential Financial, Inc.    220,733
  1,300   SAFECO Corp...............     57,200
  6,350   The Allstate Corp.........    295,592
  1,750   The Chubb Corp............    119,315
  2,650   The Hartford Financial
          Services Group, Inc.......    182,161
  2,000   The Progressive Corp......    170,600
  6,020   The St. Paul Cos., Inc....    244,051
  1,000   Torchmark Corp............     53,800
  2,650   UnumProvident Corp........     42,135
  1,300   XL Capital Ltd., Class A..     98,098
                                     ----------
                                      4,428,593
                                     ----------
          Machinery and Engineering--0.7%
  3,150   Caterpillar, Inc..........    250,236
    400   Cummins, Inc..............     25,000
  2,250   Deere & Co................    157,815
  1,350   Eaton Corp................     87,399
    800   Fluor Corp................     38,136
  1,550   Ingersoll-Rand Co.,
          Class A...................    105,881
                                     ----------
                                        664,467
                                     ----------
          Manufacturing--2.5%
  7,100   3M Co.....................    639,070
  1,950   American Standard Cos.,
          Inc.*.....................     78,605

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                               VALUE
---------                           ----------
          Common Stocks (Continued)
  1,600   Cintas Corp.............. $   76,272
    500   Crane Co.................     15,695
  2,800   Danaher Corp.............    145,180
  1,800   Dover Corp...............     75,780
  7,800   Honeywell International,
          Inc......................    285,714
  2,800   Illinois Tool Works, Inc.    268,492
    900   ITT Industries, Inc......     74,700
  2,500   Newell Rubbermaid,
          Inc......................     58,750
  1,100   Pall Corp................     28,809
  1,050   Parker-Hannifin Corp.....     62,433
 18,210   Tyco International Ltd...    603,479
  1,050   Waters Corp.*............     50,169
    750   Worthington Industries,
          Inc......................     15,398
                                    ----------
                                     2,478,546
                                    ----------
          Mining--0.2%
  4,000   Newmont Mining Corp......    155,040
                                    ----------
          Networking Products--0.6%
  5,100   CIENA Corp.*.............     18,972
  3,450   Novell, Inc.*............     28,946
 47,200   Oracle Corp.*............    563,096
                                    ----------
                                       611,014
                                    ----------
          Oil and Gas--6.4%
    800   Amerada Hess Corp........     63,352
  2,313   Anadarko Petroleum
          Corp.....................    135,542
  2,938   Apache Corp..............    127,950
  3,050   Baker Hughes, Inc........    114,833
  1,500   BJ Services Co.*.........     68,760
  3,600   Burlington Resources,
          Inc......................    130,248

NUMBER OF
 SHARES                                VALUE
---------                            ----------
          Common Stocks (Continued)
  9,708   ChevronTexaco Corp........ $  913,619
  6,306   ConocoPhillips............    481,084
  2,150   Devon Energy Corp.........    141,900
  3,400   Dynegy, Inc.*.............     14,484
  5,780   El Paso Corp..............     45,546
  1,100   Engelhard Corp............     35,541
  1,100   EOG Resources, Inc........     65,681
 59,450   Exxon Mobil Corp..........  2,640,174
  3,950   Halliburton Co............    119,527
  1,400   Kerr-McGee Corp...........     75,278
  3,150   Marathon Oil Corp.........    119,196
  1,400   Nabors Industries, Ltd.*..     63,308
    400   NICOR, Inc................     13,588
  1,250   Noble Corp.*..............     47,363
  3,600   Occidental Petroleum
          Corp......................    174,276
    300   Peoples Energy Corp.......     12,645
    900   Rowan Cos., Inc.*.........     21,897
  5,350   Schlumberger Ltd..........    339,779
  2,100   Sempra Energy.............     72,303
    700   Sunoco, Inc...............     44,534
  4,700   The Williams Cos., Inc....     55,930
  2,900   Transocean, Inc...........     83,926
  2,350   Unocal Corp...............     89,300
  1,200   Valero Energy Corp........     88,512
                                     ----------
                                      6,400,076
                                     ----------
          Pharmaceuticals--5.2%
  1,000   AmerisourceBergen
          Corp......................     59,780
 17,600   Bristol-Myers Squibb
          Co........................    431,200
 10,250   Eli Lilly & Co............    716,577
  3,350   Forest Laboratories, Inc.*    189,711

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                              VALUE
---------                          ----------
          Common Stocks (Continued)
  2,166   King Pharmaceuticals,
          Inc.*................... $   24,801
  2,447   Medco Health Solutions,
          Inc.*...................     91,763
  2,235   MedImmune, Inc.*........     52,299
 20,200   Merck & Co., Inc........    959,499
  2,350   Mylan Laboratories, Inc.     47,588
 69,335   Pfizer, Inc.............  2,376,803
 13,350   Schering-Plough Corp....    246,708
    950   Watson Pharmaceuticals,
          Inc.*...................     25,555
                                   ----------
                                    5,222,284
                                   ----------
          Publishing--0.3%
    700   Dow Jones & Co., Inc....     31,570
    700   Knight-Ridder, Inc......     50,400
  1,950   R. R. Donnelley & Sons
          Co......................     64,389
  1,400   The New York Times Co.,
          Class A.................     62,594
  2,975   Tribune Co..............    135,482
                                   ----------
                                      344,435
                                   ----------
          Real Estate Investment Trusts--0.4%
    800   Apartment Investment &
          Management Co.,
          Class A.................     24,904
  3,600   Equity Office Properties
          Trust...................     97,919
  2,550   Equity Residential......     75,812
  1,700   Plum Creek Timber Co.,
          Inc.....................     55,386
  1,600   ProLogis................     52,672
  1,885   Simon Property Group,
          Inc.....................     96,927
                                   ----------
                                      403,620
                                   ----------

NUMBER OF
 SHARES                              VALUE
---------                           --------
          Common Stocks (Continued)
          Resorts and Entertainment--0.5%
 18,600   The Walt Disney Co....... $474,114
                                    --------
          Retail--Apparel and Shoes--0.7%
  1,100   Jones Apparel Group,
          Inc......................   43,428
  4,250   Limited Brands...........   79,475
    950   Liz Claiborne, Inc.......   34,181
  2,400   NIKE, Inc., Class B......  181,800
  1,300   Nordstrom, Inc...........   55,393
    500   Reebok International
          Ltd......................   17,990
  8,150   The GAP, Inc.............  197,638
  1,050   V.F. Corp................   51,135
                                    --------
                                     661,040
                                    --------
          Retail--Department Stores--0.5%
    700   Dillard's, Inc...........   15,610
  1,600   Federated Department
          Stores, Inc..............   78,560
  2,600   J. C. Penney Co., Inc.
          (Holding Co.)............   98,176
  3,100   Kohl's Corp.*............  131,068
  1,950   Sears, Roebuck & Co......   73,632
  2,600   The May Department Stores
          Co.......................   71,474
                                    --------
                                     468,520
                                    --------
          Retail--Discount Stores--2.8%
  1,000   Big Lots, Inc.*..........   14,460
  4,200   Costco Wholesale
          Corp.*...................  172,494
  2,912   Dollar General Corp......   56,959
  1,500   Family Dollar Stores,
          Inc......................   45,630

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  8,300   Target Corp................ $  352,501
  4,500   The TJX Cos., Inc..........    108,630
 38,950   Wal-Mart Stores, Inc.......  2,055,002
                                      ----------
                                       2,805,676
                                      ----------
          Retail--Food Stores--0.3%
  3,300   Albertson's, Inc...........     87,582
  4,050   Safeway, Inc.*.............    102,627
  6,700   The Kroger Co.*............    121,940
  1,200   Winn-Dixie Stores, Inc.....      8,640
                                      ----------
                                         320,789
                                      ----------
          Retail--Restaurants--0.3%
  1,400   Darden Restaurants, Inc....     28,770
  3,650   Starbucks Corp.*...........    158,702
  1,000   Wendy's International,
          Inc........................     34,840
  2,650   Yum! Brands, Inc.*.........     98,633
                                      ----------
                                         320,945
                                      ----------
          Retail--Specialty Stores--1.4%
  2,700   Bed Bath & Beyond,
          Inc.*......................    103,815
  2,950   Best Buy Co., Inc.*........    149,683
  1,800   Circuit City Stores-Circuit
          City Group.................     23,310
  3,650   CVS Corp...................    153,373
  7,200   Lowe's Cos., Inc...........    378,359
  2,800   Office Depot, Inc.*........     50,148
  1,450   RadioShack Corp............     41,514
  4,550   Staples, Inc...............    133,361
  1,300   Tiffany & Co...............     47,905
  1,850   Toys "R" Us, Inc.*.........     29,471
  9,300   Walgreen Co................    336,753
                                      ----------
                                       1,447,692
                                      ----------

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
          Retail and Wholesale Distribution--0.3%
  1,600   Genuine Parts Co........... $ 63,488
  5,850   SYSCO Corp.................  209,840
    800   W.W. Grainger, Inc.........   46,000
                                      --------
                                       319,328
                                      --------
          Telecommunications--4.9%
  7,350   ADC Telecommunications,
          Inc.*......................   20,874
  2,850   ALLTEL Corp................  144,267
  1,450   Andrew Corp.*..............   29,015
  7,139   AT&T Corp..................  104,444
 24,749   AT&T Wireless Services,
          Inc.*......................  354,406
  3,987   Avaya, Inc.*...............   62,955
 16,650   BellSouth Corp.............  436,563
  2,850   Broadcom Corp.,
          Class A*...................  133,295
  1,250   CenturyTel, Inc............   37,550
  2,550   Citizens Communications
          Co.*.......................   30,855
  1,750   Comverse Technology,
          Inc.*......................   34,895
 12,400   Corning, Inc.*.............  161,944
 13,050   JDS Uniphase Corp.*........   49,460
 38,900   Lucent Technologies,
          Inc.*......................  147,042
 21,300   Motorola, Inc..............  388,725
 10,100   Nextel Communications,
          Inc.*......................  269,266
  7,350   QUALCOMM, Inc..............  536,402
 16,159   Qwest Communications
          International, Inc.*.......   58,011
 30,050   SBC Communications,
          Inc........................  728,712

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  1,350   Scientific-Atlanta, Inc..... $   46,575
 12,950   Sprint Corp. (FON
          Group)......................    227,920
  3,700   Tellabs, Inc.*..............     32,338
 25,216   Verizon Communications,
          Inc.........................    912,566
                                       ----------
                                        4,948,080
                                       ----------
          Tire and Rubber--0.0%
    600   Cooper Tire & Rubber
          Co..........................     13,800
  1,500   The Goodyear Tire &
          Rubber Co...................     13,635
                                       ----------
                                           27,435
                                       ----------
          Tools and Instruments--0.2%
    450   Millipore Corp.*............     25,367
  1,100   PerkinElmer, Inc............     22,044
    500   Snap-on, Inc................     16,775
    700   The Black & Decker
          Corp........................     43,491
    700   The Stanley Works...........     31,906
  1,450   Thermo Electron Corp.*......     44,573
                                       ----------
                                          184,156
                                       ----------
          Transportation--1.4%
  3,350   Burlington Northern Santa
          Fe Corp.....................    117,485
  1,950   CSX Corp....................     63,902
  2,700   FedEx Corp..................    220,562
  3,500   Norfolk Southern Corp.......     92,820
    550   Ryder System, Inc...........     22,039
  2,350   Union Pacific Corp..........    139,708
 10,300   United Parcel Service, Inc.,
          Class B.....................    774,250
                                       ----------
                                        1,430,766
                                       ----------

Number of
 Shares                             Value
---------                          --------
          Common Stocks (Continued)
          Travel Services--0.3%
  5,800   Carnival Corp........... $272,600
  1,230   Sabre Holdings Corp.....   34,083
                                   --------
                                    306,683
                                   --------
          Utilities--Gas and Electric--2.5%
  1,100   Allegheny Energy, Inc.*.   16,951
  1,700   Ameren Corp.............   73,032
  3,630   American Electric Power
          Co., Inc................  116,160
  3,700   Calpine Corp.*..........   15,984
  2,750   CenterPoint Energy, Inc.   31,625
  1,650   Cinergy Corp............   62,700
  1,400   CMS Energy Corp.........   12,782
  2,200   Consolidated Edison,
          Inc.....................   87,472
  1,550   Constellation Energy
          Group, Inc..............   58,745
  2,950   Dominion Resources,
          Inc.....................  186,085
  1,600   DTE Energy Co...........   64,864
  8,250   Duke Energy Corp........  167,393
  2,950   Edison International*...   75,432
  2,100   Entergy Corp............  117,621
  5,962   Exelon Corp.............  198,474
  2,998   FirstEnergy Corp........  112,155
  1,700   FPL Group, Inc..........  108,715
  1,400   KeySpan Corp............   51,380
  1,100   Kinder Morgan, Inc......   65,219
  2,357   NiSource, Inc...........   48,601
  3,750   PG&E Corp.*.............  104,775
    800   Pinnacle West Capital
          Corp....................   32,312
  1,650   PPL Corp................   75,735

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         June 30, 2004 (Unaudited)

NUMBER OF
 SHARES                                 VALUE
---------                            -----------
          Common Stocks (Continued)
   2,241  Progress Energy, Inc...... $    98,716
     150  Progress Energy, Inc. (a)*          68
   2,150  Public Service Enterprise
          Group, Inc................      86,065
   1,700  TECO Energy, Inc..........      20,383
   5,750  The AES Corp.*............      57,098
   6,700  The Southern Co...........     195,304
   2,950  TXU Corp..................     119,505
   3,577  Xcel Energy, Inc..........      59,772
                                     -----------
                                       2,521,123
                                     -----------
          Waste Management--0.2%
   2,800  Allied Waste Industries,
          Inc.*.....................      36,904
   5,250  Waste Management, Inc.....     160,913
                                     -----------
                                         197,817
                                     -----------
          Total Common Stocks
          (Cost $82,801,926)........  96,565,460
                                     -----------
          Exchange Traded
          Fund--1.4%
  12,003  Standard & Poor's
          Depositary Receipts Trust
          Series I
          (Cost $1,245,552).........   1,374,704
                                     -----------
Principal
 Amount
---------
          United States Government
          Agencies & Obligations--0.3%
          United States Treasury Bill--0.3%
$275,000  1.03%, 9/09/04+
          (Cost $274,449)...........     274,344
                                     -----------

Number of
 Shares                                   Value
---------                              ------------
          Money Market Fund--2.1%
2,065,734 BNY Hamilton Money Fund.....
          (Hamilton Shares), 0.98% (b)
          (Cost $2,065,734)........... $  2,065,734
                                       ------------
          Total Investments
          (Cost $86,387,661) (c)--
          99.9%.......................  100,280,242
          Other assets less
          liabilities--0.1%...........       92,259
                                       ------------
          Net Assets--100.0%.......... $100,372,501
                                       ------------

*  Non-income producing security.
(a)Contingent Value Obligation. Each CVO represents the right to receive contingent payments based on the performance of four synthethic fuel facilities owned by Progress Energy.
(b)Represents annualized 7 day yield at June 30, 2004.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $13,892,581 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $14,708,375 and aggregate gross unrealized depreciation of $815,794.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury bills.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $86,387,661)...................... $100,280,242
             Receivables:
              Capital stock sold......................    1,644,242
              Dividends...............................      126,029
              Variation Margin........................       13,816
              Due from Advisor........................        9,055
              Interest................................        2,174
             Other assets.............................       14,383
                                                       ------------
              Total Assets............................  102,089,941
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,277,932
              Capital stock repurchased...............      382,293
              Services provided by The Bank of
               New York and Administrator.............       25,883
             Accrued expenses and other liabilities...       31,332
                                                       ------------
              Total Liabilities.......................    1,717,440
                                                       ------------
           Net Assets:................................ $100,372,501
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $     12,880
             Paid in capital..........................   96,229,056
             Undistributed net investment income......       42,877
             Accumulated net realized loss on
              investments and futures.................   (9,819,331)
             Net unrealized appreciation on
              investments and futures.................   13,907,019
                                                       ------------
           Net Assets................................. $100,372,501
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 99,234,428
                                                       ------------
             Shares outstanding.......................   12,733,679
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.79
                                                       ------------
           Investor Shares:
             Net assets............................... $  1,138,073
                                                       ------------
             Shares outstanding.......................      145,941
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.80
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

            Investment Income:
              Dividends................................. $  792,853
              Interest..................................     10,892
                                                         ----------
               Total Income.............................    803,745
                                                         ----------
            Expenses:
              Advisory..................................    123,392
              Administration............................     98,713
              Custodian.................................     33,486
              Accounting services.......................     29,879
              Transfer agent............................     14,362
              Registration and filings..................      8,762
              Directors.................................      7,798
              Audit.....................................      7,080
              Reports to shareholders...................      5,249
              Legal.....................................      2,836
              12b-1 fee--Investor Shares................      1,154
              Cash management...........................        695
              Other.....................................     26,765
                                                         ----------
               Total Expenses...........................    360,171
              Fees waived by The Bank of New York
               (Note 3).................................   (186,286)
                                                         ----------
               Net Expenses.............................    173,885
                                                         ----------
               Net Investment Income....................    629,860
                                                         ----------
            Realized and Unrealized
             Gain(Loss) on Investments and
             Futures:
              Net realized gain on:
               Investments..............................     88,242
               Futures..................................      9,384
                                                         ----------
              Net realized gain on investments and
               futures..................................     97,626
                                                         ----------
              Increase (decrease) in unrealized
               appreciation/depreciation on:
               Investments..............................  1,991,633
               Futures..................................     (6,610)
                                                         ----------
              Net unrealized gain on investments and
               futures..................................  1,985,023
                                                         ----------
              Net realized and unrealized gain on
               investments and futures..................  2,082,649
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,712,509
                                                         ----------



See notes to financial statements.

         BNY Hamilton S&P 500 index fund

         Statements of Changes in Net Assets

                                                                                           Six Months
                                                                                              Ended      Year Ended
                                                                                          June 30, 2004 December 31,
                                                                                           (Unaudited)      2003
                                                                                          ------------- ------------
Operations:
  Net investment income.................................................................. $    629,860  $  1,040,868
  Net realized gain (loss) on investments and futures....................................       97,626    (5,843,906)
  Increase (decrease) in unrealized appreciation/depreciation on investments and futures.    1,985,023    22,459,017
                                                                                          ------------  ------------
   Net increase in net assets resulting from operations..................................    2,712,509    17,655,979
                                                                                          ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income:
   Institutional Shares..................................................................     (581,923)   (1,047,905)
   Investor Shares.......................................................................       (5,060)       (4,717)
                                                                                          ------------  ------------
                                                                                              (586,983)   (1,052,622)
                                                                                          ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold:
   Institutional Shares..................................................................   36,291,081    58,926,400
   Investor Shares.......................................................................      603,444       643,081
  Proceeds from shares issued on reinvestment of dividends:
   Institutional Shares..................................................................      461,361       839,709
   Investor Shares.......................................................................        4,943         4,717
  Value of capital stock repurchased:
   Institutional Shares..................................................................  (31,860,932)  (41,265,500)
   Investor Shares.......................................................................     (182,096)     (119,185)
                                                                                          ------------  ------------
   Net increase in net assets resulting from capital stock transactions..................    5,317,801    19,029,222
                                                                                          ------------  ------------
     Increase in Net Assets..............................................................    7,443,327    35,632,579
Net Assets:
  Beginning of year......................................................................   92,929,174    57,296,595
                                                                                          ------------  ------------
  End of period (includes undistributed net investment income of $42,877 at June 30,
   2004)................................................................................. $100,372,501  $ 92,929,174
                                                                                          ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold:
   Institutional Shares..................................................................    4,695,198     8,715,728
   Investor Shares.......................................................................       78,088       102,830
  Shares issued on reinvestment of dividends:
   Institutional Shares..................................................................       60,228        95,136
   Investor Shares.......................................................................          638           692
  Shares repurchased:
   Institutional Shares..................................................................   (4,176,756)   (6,192,820)
   Investor Shares.......................................................................      (23,866)      (17,511)
                                                                                          ------------  ------------
   Net increase..........................................................................      633,530     2,704,055
  Shares outstanding, beginning of year..................................................   12,246,090     9,542,035
                                                                                          ------------  ------------
  Shares outstanding, end of period......................................................   12,879,620    12,246,090
                                                                                          ------------  ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights

                                                                Institiutional Shares
                                           -----------------------------------------------------------
                                                                                          For the period
                                           Six Months Ended   Year Ended December 31,     April 28, 2000*
                                            June 30, 2004   --------------------------        through
                                             (Unaudited)      2003     2002      2001    December 31, 2000
                                           ---------------- -------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period....     $  7.59      $  6.00  $  7.83   $  9.07        $ 10.00
                                               -------      -------  -------   -------        -------
Gain (loss) from investment operations
Net investment income.....................        0.05         0.10     0.09      0.09           0.07
Net realized and unrealized gain (loss) on
  investments and futures.................        0.20         1.58    (1.84)    (1.21)         (0.94)
                                               -------      -------  -------   -------        -------
 Total from investment operations.........        0.25         1.68    (1.75)    (1.12)         (0.87)
                                               -------      -------  -------   -------        -------
Dividends and distributions
Dividends from net investment income......       (0.05)       (0.09)   (0.08)    (0.09)         (0.06)
Distributions from capital gains..........          --           --       --     (0.03)            --
                                               -------      -------  -------   -------        -------
 Total dividends and distributions........       (0.05)       (0.09)   (0.08)    (0.12)         (0.06)
                                               -------      -------  -------   -------        -------
Net asset value at end of period..........     $  7.79      $  7.59  $  6.00   $  7.83        $  9.07
                                               -------      -------  -------   -------        -------
TOTAL RETURN:
Total investment return based on net
  asset value (a).........................        8.57%**     28.17%  (22.43)%  (12.44)%        (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................     $99,234      $92,237  $57,266   $27,380        $17,718
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.......................        0.35%***     0.35%    0.35%     0.35%          0.35%***
 Expenses, prior to waiver from The
   Bank of New York.......................        0.73%***     0.82%    0.96%     1.59%          1.91%***
 Net investment income, net of waiver
   from The Bank of New York..............        1.28%***     1.44%    1.34%     1.09%          1.00%***
Portfolio turnover rate...................           9%**        40%      32%       94%            33%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                              Investor Shares
                                            ------------------------------------------------
                                                                                For the period
                                            Six Months Ended                    July 25, 2002*
                                             June 30, 2004      Year Ended          through
                                              (Unaudited)    December 31, 2003 December 31, 2002
                                            ---------------- ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period.....      $ 7.60           $ 6.00            $ 5.76
                                                 ------           ------            ------
Gain from investment operations
Net investment income......................        0.04             0.08              0.04
Net realized and unrealized gain on
  investments and futures..................        0.20             1.59              0.24
                                                 ------           ------            ------
 Total from investment operations..........        0.24             1.67              0.28
                                                 ------           ------            ------
Dividends and distributions
Dividends from net investment income.......       (0.04)           (0.07)            (0.04)
                                                 ------           ------            ------
Net asset value at end of period...........      $ 7.80           $ 7.60            $ 6.00
                                                 ------           ------            ------
TOTAL RETURN:
Total investment return based on net asset
  value (a)................................        8.57%**         27.90%             4.82%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)      $1,138           $  692            $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................        0.60%***         0.60%             0.60%***
 Expenses, prior to waiver from The Bank
   of New York.............................        0.98%***         1.06%             1.14%***
 Net investment income, net of waiver
   from The Bank of New York...............        1.04%***         1.17%             1.34%***
Portfolio turnover rate....................           9%**            40%               32%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The seven series presented in these financial statements consist of the BNY Hamilton Equity Funds and include the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund") and BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The S&P 500 Index Fund offers two classes of shares:
Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Large Cap Growth Fund--To provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Equity Income Fund--To provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500(R) Index;

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

.. S&P 500 Index Fund--To match the performance of the performance of the Standard & Poor's 500(R) Index Composite Stock Index (the "S&P 500(R)").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCO"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                            % of Average
                          Daily Net Assets
                          ----------------
Large Cap Growth Fund....       .60%
Large Cap Value Fund.....       .60%
Small Cap Growth Fund....       .75%
Multi-Cap Equity Fund....       .75%
Equity Income Fund.......       .60%
International Equity Fund       .75%
S&P 500 Index Fund.......       .25%

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of .60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of .75% of the average daily net assets of the Multi-Cap Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York.

  The Administrator's fee is accrued daily and is payable monthly at the following annual rates:

                            % of Average
                          Daily Net Assets
                          ----------------
Large Cap Growth Fund....       .20%
Large Cap Value Fund.....       .20%
Small Cap Growth Fund....       .20%
Multi-Cap Equity Fund....       .20%
Equity Income Fund.......       .20%
International Equity Fund       .20%
S&P 500 Index Fund.......       .20%

  During the six months ended June 30, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                           Amount
                          --------
Large Cap Growth Fund.... $276,959
Large Cap Value Fund.....  120,229
Small Cap Growth Fund....  460,765
Multi-Cap Equity Fund....   41,277
Equity Income Fund.......  287,842
International Equity Fund  127,841
S&P 500 Index Fund.......   50,997

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2004 is shown on its respective Statement of Operations under the caption

"Earnings Credit Adjustment." For the six months ended June 30, 2004, the Large Cap Growth Fund, the Large Cap Value Fund, the Multi-Cap Equity Fund and the S&P 500 Index Fund did not earn any such monies.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                 Class A Class C Institutional
                 Shares  Shares     Shares
                 ------- ------- -------------
Large Cap Value
 Fund...........  1.05%   1.80%       .80%
Multi-Cap Equity
 Fund...........  1.25%   2.00%      1.00%

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     .35%        .60%

  The Large Cap Growth Fund, Small Cap Growth Fund, Equity Income Fund and International Equity Fund did not have any expense waivers for the six months ended June 30, 2004.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and contingent deferred sales charges imposed upon redemptions of Class C Shares during the period ended June 30, 2004:

                                         Class A   Class C
                                        --------- ----------
                                                  Contingent
                                        Front-End  Deferred
                                          Sales     Sales
                                         Charge     Charge
                                        --------- ----------
                   Large Cap Growth
                    Fund...............  $ 3,675      --
                   Large Cap Value
                    Fund...............    2,247      --
                   Small Cap Growth
                    Fund...............   15,280      --
                   Multi-Cap Equity
                    Fund...............    5,597      --
                   Equity Income Fund..    4,698      --
                   International Equity
                    Fund...............      645      --

4. Portfolio Securities

  For the six months ended June 30, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                       Purchases      Sales
                                      ------------ ------------
                 Large Cap Growth
                  Fund............... $ 73,804,170 $ 79,618,355
                 Large Cap Value
                  Fund...............   71,682,130   35,064,071
                 Small Cap Growth
                  Fund...............  439,392,695  219,544,417
                 Multi-Cap Equity
                  Fund...............    6,927,194    9,684,385
                 Equity Income Fund..   82,320,158  105,251,637
                 International Equity
                  Fund...............   34,272,954    5,227,895
                 S&P 500 Index Fund..   11,967,175    8,126,536

  There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2004.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                  Large Cap Growth
                   Fund............... $12,806,065     2009
                                         9,402,500     2010
                                         5,483,153     2011
                  Large Cap Value
                   Fund...............     440,034     2010
                  Multi-Cap Equity
                   Fund...............     275,000     2007
                                         2,847,417     2008
                                         6,012,756     2009
                  Equity Income
                   Fund...............     856,798     2008
                                        13,406,346     2010
                  International Equity
                   Fund...............  39,403,288     2009
                                        51,634,294     2010
                                        10,488,109     2011
                  S&P 500 Index
                   Fund...............   1,231,354     2009
                                         1,197,184     2010
                                         1,240,965     2011

  During the year ended December 31, 2003, the Large Cap Value Fund, Multi-Cap Equity Fund and Equity Income Fund utilized capital loss carryforwards of $207,752, $1,992,933 and $18,276,964, respectively, to offset realized gains.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                        Distributions paid from:
                                  -------------------------------------
                                                  Net         Total
                                               long term     taxable
                                   Ordinary     capital   distributions
                                    Income       gains        paid
                                  ----------  ----------- -------------
        Large Cap Growth Fund.... $2,301,449           --  $ 2,301,449
        Large Cap Value Fund.....    901,745           --      901,745
        Small Cap Growth Fund....         --  $20,882,829   20,882,829
        Multi-Cap Equity Fund....    154,882           --      154,882
        Equity Income Fund.......  7,689,537           --    7,689,537
        International Equity Fund  1,191,125*          --    1,191,125
        S&P 500 Index Fund.......  1,052,622           --    1,052,622

*Amount is net of Foreign Tax Credit of $265,782.

  As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                          Undistributed Undistributed              Accumulated      Unrealized            Total
                            ordinary      long-term   Accumulated  capital and    appreciation/        accumulated
                             income     capital gains  earnings    other losses   (depreciation)    earnings/(deficit)
                          ------------- ------------- ----------- -------------  --------------     ------------------
Large Cap Growth Fund....    $ 9,939              --  $     9,939 $ (27,691,718)  $105,561,298/1/      $ 77,879,519
Large Cap Value Fund.....      9,112              --        9,112      (440,034)    13,947,290/2/        13,516,368
Small Cap Growth Fund....         --     $13,035,813   13,035,813            --     58,246,627/2/        71,282,440
Multi-Cap Equity Fund....      2,760              --        2,760    (9,135,173)    11,827,892/2/         2,695,479
Equity Income Fund.......        382              --          382   (14,263,144)    49,312,542/1,2/      35,049,780
International Equity Fund     44,948              --       44,498  (101,525,691)    32,572,938/2/       (68,907,805)
S&P 500 Index Fund.......         --              --           --    (3,669,503)     5,674,542/3/         2,005,039

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.

6. Written Option Activity

  Transactions in written options for the six months ended June 30, 2004 were as follows:

Equity Income Fund

                                          Number
                                            of      Premiums
                                         Contracts  Received
                                         --------- ---------
                  Options outstanding at
                   December 31, 2003....     100   $  23,199
                  Options written.......   2,890     578,236
                  Options expired.......  (2,240)   (405,710)
                                          ------   ---------
                  Options outstanding at
                   June 30, 2004........     750   $ 195,725
                                          ======   =========

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At June 30, 2004, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                Unrealized
                                              Appreciation at
                  Index   Maturity               June 30,
                  Futures   Date    Contracts      2004
                  ------- --------  --------- ---------------
                  S&P 500 September
                   Index.      2004    46         $14,437

8. Reclassification Of Capital Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. Subsequent Events

  Effective July 1, 2004, the Board of Directors approved certain fee reductions and use of breakpoints in the calculation of Administration and Custody Fees.

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

Directors And Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------

Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 70          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., 2003 to Present;
  Age 52                          Member, Board of Directors, Tiffany & Co.,
                                  1995 to Present; Vice Chairman, Tiffany &
                                  Co., 1999 to Present; Executive Vice President,
                                  Tiffany & Co., 1992 to 1999.

Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 55                          Officer, Crompton Corp., 2004 to Present;
                                  Senior Vice President and Chief Financial
                                  Officer, Westvaco Corp., 1999 to 2003; Vice
                                  President & Treasurer, Tenneco Inc., 1994 to
                                  1999; Managing Director of Corporate Finance
                                  Group, J.P. Morgan & Co., Inc.; held various
                                  other positions at J.P. Morgan & Co., Inc.
                                  from 1975-1994.

Kim Kelly........ Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                          Present; Executive Vice President and Chief
                                  Financial Officer, Insight Communication,
                                  1990 to 2003; Chief Operating Officer, Insight
                                  Communications, 1998 to 2003.

John R. Alchin... Director        Executive Vice President and Treasurer,
  Age 56                          Comcast Corporation, 1990 to Present.
                                  Managing Director of Toronto Dominion
                                  Bank prior to 1990.

                                                      Principal Occupations
      Director             Position                   During Past Five Years
      --------             --------                   ----------------------
Newton P.S. Merrill. Director             Retired; formally Senior Executive Vice
  Age 64                                  President, The Bank of New York, 1994 to
                                          2003; Executive Vice President and Group
                                          Executive, Bank of Boston, 1991-1994.

Kevin J. Bannon..... President and        Executive Vice President, The Bank of New
  Age 52             Principal Executive  York, 1993 to Present.
                     Officer

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 33                                  Inc., 1993 to Present.

Sheila McKinney..... Treasurer and        Vice President, Fund Administration Services
  Age 42             Principal Accounting Group, The Bank of New York, 2003 to
                     Officer              Present; Manager, PricewaterhouseCoopers
                                          LLP, 2002 to 2003; Vice President, Asset
                                          Management, Deutsche Bank, 1995 to 2002.

Traci Thelen........ Secretary            Counsel, Legal Services, BISYS Fund Services,
  Age 31                                  Inc., 2004 to Present; General Counsel, ALPs
                                          Mutual Fund Services, Inc., 1999 to 2004.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 36                                  of BISYS Fund Services, Inc., 1995 to Present;
                                          Supervisor of Mutual Fund Legal Department,
                                          Alliance Capital Management, 1989 to 1995.

Daniel J. Igo....... Assistant Secretary  Senior Paralegal, Legal Services, BISYS Fund
  Age 33                                  Services, Inc., 2004 to Present; Manager, State
                                          Street Research & Management Company,
                                          2003 to 2004; Senior Legal Manager,
                                          Columbia Management Group, Inc., 2002 to
                                          2003; Senior Manager, PFPC, Inc., 1998 to
                                          2002.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                SAR-EQUITY 6/04

                                   [LOGO] BNY

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




    LARGE CAP GROWTH CRT FUND


    SMALL CAP GROWTH CRT FUND


    INTERNATIONAL EQUITY CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Semiannual Report for the BNY Hamilton CRT Funds for the six months ended June 30, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past six months, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. The uncertain resolution of the war in Iraq, as well as the risk of terrorism at home and abroad, did little to ease anyone's mind. At the same time, however, other economic data presented a somewhat more optimistic picture, pointing to continued, if moderate growth.

In the second quarter, employment data turned strongly upward, indicating that the recovery had at long last built enough momentum to create significant numbers of new jobs in the U.S. There were still areas of uncertainty, but the improvement in jobs figures went a long way toward restoring confidence in the economy and the prospects for further growth. For the six-month period, the S&P 500(R) Index of large-capitalization U.S. stocks returned 3.44%. Small capitalization stocks outperformed their large-cap brethren with the Russell 2000 Index of small-cap stocks posting a total return of 6.77%.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.--uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. Questions about China's staying power also roiled the markets. As the world's largest nation has engaged in rapid expansion as an economic force, it has served as an engine for growth in the Asia-Pacific region. During the first half of the year, however, the Chinese government took some steps to keep its economy from overheating, a move that caused concern for nations that count on China both as a source of inexpensive manufacturing and as a growing end market.

Over the six months, the U.S. dollar managed to gain back some of its strength relative to the major international currencies, including the Euro, British Pound, and Japanese Yen. Even though the depreciation the dollar experienced in 2003 worked to the benefit of U.S. investors, many were relieved to see some return to stability in the dollar's value. Nonetheless, this strength had a negative impact on the returns of U.S.-based investors in foreign stocks. For the six months, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 4.86%.

The most notable event in the fixed-income markets was the Federal Reserve's decision on the last day of June to raise the federal funds target rate by a quarter of a percentage point. This move was widely anticipated, with many even thinking the Federal Reserve might opt to move rates up by half a point. As it had indicated it would be, however, the Federal Reserve was measured in this step, waiting for convincing signs of increased economic activity on a number of fronts. It also waited until there were multiple reports of encouraging employment data. This helped to avoid the risk that a rate hike could choke off the recovery before losing its 'jobless' characterization. While further rate hikes are all but certain, there appears to be little fear that they will come at too fast a pace.

In the first half, mortgage-backed securities posted the strongest returns among major bond sectors. These bonds appealed to investors because of their attractive yields and modest risk characteristics. Agency securities also offered positive performance for the period, though to a lesser degree than mortgage-backed bonds. Treasury securities, which offer no credit risk and whose prices thus are heavily influenced by changes in interest rates, underperformed for the six months as market interest rates rose in anticipation of the Federal Reserve's action. Corporate bonds also underperformed. Even though these bonds benefited from the widespread improvement in corporate earnings, rising interest rates served to offset these gains.

Although much of the period was marked by doubts about the strength and duration of the current economic expansion, it now seems that with encouraging employment reports, the building blocks could be in place for sustained--and sustainable--growth. Interest rates have risen, but they remain at manageable levels. The Federal Reserve, while signaling that it is backing away from its completely accommodative stance, has restated its willingness to move at a measured, deliberate pace in raising rates. The greatest wave of home refinancing may be behind us, suggesting some moderation in consumer spending. Rising income will now be the primary driver of consumer spending. Corporate capital spending still has some room for improvement and has started to show meaningful signs of acceleration. Global uncertainty remains, but at this point it appears to be one of many factors investors and companies must contend with, rather than an overarching fear leading to paralysis.

Despite lackluster equity returns in the first half of the year, we see many reasons to believe that the remainder of 2004 could be quite positive for the economy and for U.S. corporations. Many companies have continued to report strong earnings, frequently beating expectations. The Presidential election does cast some uncertainty on the market and the economy, but new initiatives aimed at gaining voters have the potential to offset this uncertainty with new incentives for investment by individuals and companies alike.

Through this changing environment, the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds does not change. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  4

BNY Hamilton Large Cap Growth CRT Fund
  Schedule of Investments.............      11
  Statement of Assets and Liabilities.      14
  Statement of Operations.............      14
  Statements of Changes in Net Assets.      15
  Financial Highlights................      16

BNY Hamilton Small Cap Growth CRT Fund
  Schedule of Investments.............      17
  Statement of Assets and Liabilities.      21
  Statement of Operations.............      21
  Statements of Changes in Net Assets.      22
  Financial Highlights................      23

BNY Hamilton International Equity CRT Fund
  Schedule of Investments............. Page 24
  Industry Diversification............      30
  Statement of Assets and Liabilities.      31
  Statement of Operations.............      31
  Statements of Changes in Net Assets.      32
  Financial Highlights................      33

Notes to Financial Statements.........      34

Directors and Officers................      41

BNY Hamilton Large Cap Growth CRT Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, CFA

Q. What factors influenced the investment environment for large-cap stocks during the first half of 2004?
A. As the year began, investors had significant worries about lackluster figures relating to job creation and economic growth. Inflation and the potential of interest rate hikes from the Federal Reserve were of little immediate concern.

   Sentiment changed abruptly in April, when job creation first started to show signs of a strong pickup. By the end of the first half of the year, data indicated that more than one million jobs had been created. During this time, investors' new concern became the risk of inflation and the potential for aggressive moves from the Federal Reserve, despite Alan Greenspan's assurances about taking a measured approach to interest rate increases. Among the factors spurring inflationary worries were higher prices for energy and other commodities, and the ability of some companies to raise their prices for products and services.

   Inflation was not the only concern weighing on investors' minds. Continued instability in Iraq, along with the persistent threat of terrorism, also clouded the strong improvement in corporate earnings.

Q. Given this context, how did the Fund perform?
A. The Fund returned 1.04% for Institutional Class Shares for the six months ended June 30, 2004. For the same period, the S&P 500(R) Index returned 3.44%.

Q. What strategies accounted for the Fund's performance?
A. The Fund is positioned with an emphasis on high-quality companies. Historically, such companies have tended to outperform during decelerating profit cycles--such as the period in which we now find ourselves. While corporate profitability is still growing impressively, the rate of growth is beginning to decelerate. Corporate earnings growth went from 29% in the fourth quarter of 2003 to 27.5% in the first quarter of this year. Figures for the second quarter are expected to land in the 20% range, but during the second half of the year are anticipated to be closer to 10%.

   Despite this overall trend, our higher-quality companies did not outperform during the first quarter of this year, which contributed to our underperformance for the period. In addition, over the six months smaller-capitalization companies outperformed larger stocks. This also contributed to the Fund's underperformance, as the Fund is positioned with a larger average market capitalization than the S&P 500 Index.

Q. Which of the Fund's holdings were the best performers?
A. Our best performing stock was Caremark, which moved up by more than 35% from the time of purchase during the year. Caremark benefited from increased usage of mail-order services for prescription drugs, the signing of important new contracts, and the passage of legislation providing for Medicare drug benefits. The company was one of the greatest single contributors to the Fund's performance.

   Another company playing a meaningful role in the Fund's performance was oil-services giant Schlumberger. This company benefited from expectations that high oil prices would lead to increased drilling activity.

Q. How did the portfolio's composition change during the period?
A. Given the growing potential for higher interest rates, we reduced our exposure to retail stocks that are dependent upon the overall level of consumer spending; consumer spending could slow down as borrowing becomes more costly. In this sector of the market, we shifted our emphasis to those stocks with distinctive growth stories, such as significant store expansion opportunities or exposure to small- and mid-size businesses.

   In the Health Care sector, we shifted some exposure away from large-cap pharmaceutical companies based on concerns about their pricing power and increased competition from generic drugs. In their place, we added to our positions in biotechnology companies and companies that could benefit from generic competition, such as prescription benefit management firms and generic drug manufacturers.

   Because of the likelihood of rising interest rates, we reduced the Fund's exposure to companies in the Financial sector that are more sensitive to rising rates. These include real estate investment trusts (REITs) and mortgage-related companies.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook for the remainder of the year?
A. We anticipate continued strength in the economy and corporate earnings, though both are likely to decelerate toward a more moderate, sustainable pace. Strong corporate earnings should help to fuel further growth in job creation, real wages, and capital spending. While inflation is an increasing concern, we believe the Federal Reserve will be able to maintain its measured approach to raising interest rates.

   In this environment, we continue to believe that the large capitalization, high-quality companies we favor are positioned well. These companies have strong earnings growth, solid balance sheets, and good pricing power. These characteristics should allow them to raise the dividends they pay to investors, borrow at reasonable rates, and remain competitive.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON LARGE CAP GROWTH
CRT FUND (INSTITUTIONAL SHARES)  1.13%   0.27%    1.04%   12.49%     -4.12%      N/A       -6.69%
---------------------------------------------------------------------------------------------------
S&P 500(R) INDEX                 1.94%   1.71%    3.44%   19.10%     -0.70%     -2.20%     -4.04%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Small Cap Growth CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small capitalization funds typically carry additional risks since small companies generally have a higher risk of failure.

An Interview with John Lui, Managing Director and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during the first half of 2004?
A. After a brief burst of optimism early in the year, the tone of the economy and the market was muted for much of the period. In the first quarter, a series of disappointing employment reports cast some doubt on the strength and longevity of the economic recovery. As jobs reports became more encouraging in the second quarter, investors turned their concern to a new area: the potential for inflation and rising interest rates. There were both bright spots and disappointments in the market, but overall performance was moderate.

   Over the six months, small-cap stocks outperformed larger-capitalization issues, continuing a trend from the previous year. For much of the period, however, lower-valuation stocks outperformed higher-priced companies. This hurt the performance of growth-oriented investors, such as ourselves, who place more emphasis on long-term earnings growth in selecting stocks. For the six months, the value style of investing outperformed growth.

Q. Given this context, how did the Fund perform?
A. For the six months ended June 30, 2004, the Fund returned 1.82% for Institutional Class Shares, versus a 6.77% return for the Russell 2000 Index over the same period.

Q. What factors accounted for the Fund's performance during the period?
A. Our focus remained on companies with more rapid long-term growth rates, which dampened our performance relative to the benchmark for the period. In a market environment that was at times uncertain and volatile, many investors traded quickly in and out of stocks in search of gains, which presented challenges for long-term investors like us. Our view is that we're not renting stocks; we're buying them as investors. And as investors we have positioned the portfolio to benefit from the economic recovery. We look for stocks that offer relative earnings strength, with the goal of producing above-average growth over the course of a corporate profit cycle. Given that orientation, we don't see the wisdom of moving in and out of the stocks that we believe have the potential to outperform over the long term.

   Our sector allocations did, however, make a positive contribution to performance. A number of areas that we overweighted, including Consumer Staples, Materials, and Energy, all outperformed during the period. Also, areas that we had underweighted, including Industrials and Technology, underperformed. Although some elements of our investment approach may have been out of style, we believe it is reassuring that our overall portfolio positioning appeared to be on target and contributed positively to performance.

   Portfolio holdings are subject to change.

Q. How did the portfolio's composition change over the period?
A. Over the six months, we did not make any substantial changes to the portfolio. Our focus remains on identifying companies that have strong fundamental qualities, good business plans, and capable management teams. Clean balance sheets, without an excess of debt, remain an important characteristic in our stock- selection process. While we do make changes to the portfolio as conditions warrant, we do not want to engage in speculative 'flipping' of stocks--making many rapid fire trades in the quest for short-term profits.

Q. What is your strategic outlook going forward?
A. We remain positive on the outlook for small-company growth stocks in the coming months. The next phase of the economic recovery, based on historical patterns, should be driven by long-term earnings growth--one of the key criteria in our stock-selection process. We are excited by many of the new stocks we have been able to add to the portfolio, from such diverse areas as Consumer Discretionary, Health Care, and Technology. These and the other companies in the portfolio are, in our assessment, positioned to perform well based on new products, markets, and formats.

   As stock investors, not traders, we are committed to holding those stocks we believe are ready to benefit from the continuation of the economic recovery we anticipate. We're not going to change our view daily, weekly, or even monthly in the search for short-term gains. It is essential to shut out the noise that market volatility can produce, and focus on the qualities that could allow stocks to outperform over time.

                                                                    TRAILING   TRAILING    SINCE
                                CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004      MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON SMALL CAP GROWTH
CRT FUND (INSTITUTIONAL SHARES)  3.01%   -1.30%   1.82%   25.71%     0.32%       N/A       1.54%
---------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX               4.21%    0.47%   6.77%   33.37%     6.23%      6.63%      4.94%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The advisor has voluntarily agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton International Equity CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q. What factors influenced the investment environment for international stocks during the first half of 2004?
A. The continuation of the global economic recovery contributed to good local market performance in many international markets over the first half of the year. Japanese equities were particularly strong, especially in the first quarter, as Japanese economic growth was fueled by demand from China. In the second quarter, concerns grew about the possibility of slowing growth in China, causing Japanese equities to give up some ground along with other international markets. A slight strengthening of the dollar relative to major foreign currencies hampered returns to U.S.-based investors. This was in contrast to 2003, when the dollar's slide boosted returns for U.S. investors in foreign equities.

Q. Given this context, how did the Fund perform?
A. The Fund returned 2.87% for Institutional Class Shares for the six months ended June 30, 2004. For the same period, the MSCI EAFE Index returned 4.86%.

Q. What factors accounted for the Fund's performance during the period?
A. In 2003, the Fund moved to an index-like approach, investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies, are traded on U.S. exchanges, and can be less expensive to hold than foreign stocks. This move helped to reduce the costs of operating the Fund, which over time should have a positive impact on total returns. Over the past six months, however, securities represented by an ADR underperformed those that are solely listed on foreign exchanges, with negative impact on our returns for the six-month period.

Q. Which of the Fund's holdings were the strongest performers?
A. With our index-like approach, we do not actively seek to overweight or underweight specific stocks or sectors. That said, strong performers for the first half of 2004 included British-based energy companies BP and Shell Transport and Trading, Japan's Toyota Motor, Netherlands-based Royal Dutch Petroleum, and German pharmaceutical giant Schering.

Q. How did the portfolio's composition change over the period?
A. The portfolio is maintained to mirror the composition of the MSCI EAFE Index. As a result, we do not make active changes to the Fund's composition.

   The MSCI EAFE Index contains about 1,000 stocks, about 400 of which are traded as ADRs. To help replicate the characteristics of the overall EAFE Index, we use a proprietary mathematical formula to select about 200 of the available ADRs that, taken as a whole, will keep the Fund's country exposure and sector allocations in line with the Index's.

   Portfolio holdings are subject to change.

Q. What is your strategic outlook going forward?
A. We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index. This approach is designed to offer investors broad international diversification in an efficient, cost-effective format. We thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                                                      TRAILING   TRAILING    SINCE
                                  CURRENT TRAILING  YEAR   TRAILING   3 YEARS    5 YEARS   INCEPTION
Periods Ended June 30, 2004        MONTH  3 MONTHS TO DATE 12 MONTHS ANNUALIZED ANNUALIZED ANNUALIZED
BNY HAMILTON INTERNATIONAL EQUITY
CRT FUND (INSTITUTIONAL SHARES)    2.29%   0.00%    2.87%   29.03%     1.81%       N/A       -6.73%
-----------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                    2.23%   0.44%    4.86%   32.85%     4.25%      0.40%      -3.94%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note: Returns for BNY Hamilton Funds are after fees.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The advisor has voluntarily agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.

The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                  Value
---------                               --------
          Common Stocks--98.7%
          Advertising and Marketing Services--2.0%
  3,648   Omnicom Group, Inc........... $276,847
                                        --------
          Aerospace and Defense--2.3%
  3,450   United Technologies
          Corp.........................  315,606
                                        --------
          Banking and Finance--3.7%
  6,400   Wachovia Corp................  284,800
  3,900   Wells Fargo & Co.............  223,197
                                        --------
                                         507,997
                                        --------
          Beverages--Food and Tobacco--3.4%
  4,350   PepsiCo, Inc.................  234,378
  4,450   The Coca-Cola Co.............  224,636
                                        --------
                                         459,014
                                        --------
          Biosciences--1.8%
  4,500   Amgen, Inc.*.................  245,565
                                        --------
          Building and Building Products--1.5%
  5,650   The Home Depot, Inc..........  198,880
                                        --------
          Chemicals--3.5%
  7,125   duPont (E.I.) de Nemours &
          Co...........................  316,493
  3,700   Rohm and Haas Co.............  153,846
                                        --------
                                         470,339
                                        --------
          Commercial Services--4.2%
 13,250   ARAMARK Corp.,
          Class B......................  381,070
  6,475   InterActiveCorp.*............  195,157
                                        --------
                                         576,227
                                        --------

Number of
 Shares                             Value
---------                          --------
          Common Stocks (Continued)
          Communications, Media and
          Entertainment--2.8%
  3,350   Clear Channel
          Communications, Inc..... $123,783
  9,400   Comcast Corp.--Special
          Class A*................  259,534
                                   --------
                                    383,317
                                   --------
          Computers--Micro--5.4%
  3,025   CDW Corp................  192,874
  3,800   Dell, Inc.*.............  136,116
  3,550   Hewlett-Packard Co......   74,905
  3,775   International Business
          Machines Corp. (IBM)....  332,766
                                   --------
                                    736,661
                                   --------
          Computers--Software and
          Peripherals--6.5%
 14,175   Cisco Systems, Inc.*....  335,948
 12,200   EMC Corp.*..............  139,080
 14,600   Microsoft Corp.*........  416,976
                                   --------
                                    892,004
                                   --------
          Conglomerates--3.2%
 13,425   General Electric Co.....  434,970
                                   --------
          Containers and Packaging--1.2%
  3,000   Sealed Air Corp.*.......  159,810
                                   --------
          Data Processing Systems--2.4%
  7,250   First Data Corp.........  322,770
                                   --------
          Electronic Equipment and
          Components--3.6%
  6,575   Applied Materials, Inc.*  129,002
 13,200   Intel Corp..............  364,320
                                   --------
                                    493,322
                                   --------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Financial Services--8.3%
  9,458   Citigroup, Inc............ $  439,796
  2,025   Fannie Mae................    144,504
  7,650   Morgan Stanley............    403,691
  1,500   The Goldman Sachs Group,
          Inc.......................    141,240
                                     ----------
                                      1,129,231
                                     ----------
          Health Care Products and Services--6.7%
  4,500   Abbott Laboratories.......    183,420
  6,750   Caremark Rx, Inc.*........    222,345
  4,125   Johnson & Johnson.........    229,763
  5,688   Medtronic, Inc............    277,118
                                     ----------
                                        912,646
                                     ----------
          Household and Personal Care
          Products--3.4%
  3,500   Colgate-Palmolive Co......    204,575
  4,800   The Procter & Gamble
          Co........................    261,312
                                     ----------
                                        465,887
                                     ----------
          Insurance--5.2%
  6,300   American International
          Group, Inc................    449,064
  3,800   The Hartford Financial
          Services Group, Inc.......    261,212
                                     ----------
                                        710,276
                                     ----------
          Machinery and Engineering--1.2%
  2,250   Deere & Co................    157,815
                                     ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Oil and Gas--7.9%
  7,075   BP PLC ADR.................. $  379,008
  9,125   Exxon Mobil Corp............    405,240
  4,700   Schlumberger Ltd............    298,497
                                       ----------
                                        1,082,745
                                       ----------
          Pharmaceuticals--6.9%
  2,600   Gilead Sciences, Inc.*......    174,200
  3,075   Merck & Co., Inc............    146,063
 11,750   Pfizer, Inc.................    402,789
  3,350   Teva Pharmaceutical
          Industries Ltd. ADR.........    225,421
                                       ----------
                                          948,473
                                       ----------
          Resorts and Entertainment--0.8%
  4,475   The Walt Disney Co..........    114,068
                                       ----------
          Retail--Discount Stores--2.6%
  3,800   Costco Wholesale Corp.*.....    156,066
  3,800   Wal-Mart Stores, Inc........    200,488
                                       ----------
                                          356,554
                                       ----------
          Retail--Specialty Stores--2.3%
  4,800   PETsMART, Inc...............    155,760
  5,500   Staples, Inc................    161,205
                                       ----------
                                          316,965
                                       ----------
          Retail and Wholesale Distribution--1.4%
  5,400   SYSCO Corp..................    193,698
                                       ----------
          Telecommunications--1.2%
 12,075   Corning, Inc.*..............    157,700
                                       ----------
          Transportation--2.3%
  4,175   United Parcel Service, Inc.,
          Class B.....................    313,835
                                       ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Utilities--Gas and Electric--1.0%
  2,200   Dominion Resources, Inc.... $   138,776
                                      -----------
          Total Common Stocks
          (Cost $13,496,788).........  13,471,998
                                      -----------
          Money Market Fund--0.7%
 99,151   BNY Hamilton Money Fund
          (Hamilton Shares), 0.98%(a)
          (Cost $99,151).............      99,151
                                      -----------
          Total Investments
          (Cost $13,595,939)(b)--
          99.4%......................  13,571,149
          Other assets less
          liabilities--0.6%..........      82,655
                                      -----------
          Net Assets--100.0%......... $13,653,804
                                      -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at June 30, 2004.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized depreciation was $24,790 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $864,868 and aggregate gross unrealized depreciation of $889,658.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)


           Assets:
             Investments at market value,
              (Cost $13,595,939)...................... $ 13,571,149
             Receivables:
              Investments sold........................      127,837
              Dividends...............................       12,363
              Due from Advisor........................        4,177
              Interest................................          275
             Other assets.............................       12,952
                                                       ------------
              Total Assets............................   13,728,753
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator.................       11,561
              Investments purchased...................        2,090
             Accrued expenses and other liabilities...       61,298
                                                       ------------
              Total Liabilities.......................       74,949
                                                       ------------
           Net Assets:................................ $ 13,653,804
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      1,929
             Paid in capital..........................   20,349,236
             Undistributed net investment income......          822
             Accumulated net realized loss on
              investments.............................   (6,673,393)
             Net unrealized depreciation on
              investments.............................      (24,790)
                                                       ------------
           Net Assets................................. $ 13,653,804
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 13,653,804
                                                       ------------
             Shares outstanding.......................    1,928,920
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.08
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)


           Investment Income:
             Dividends (net of foreign withholding taxes
              of $686)................................... $  99,665
             Interest....................................     1,760
                                                          ---------
              Total Income...............................   101,425
                                                          ---------
           Expenses:
             Advisory....................................    41,875
             Accounting services.........................    29,783
             Administration..............................    13,958
             Transfer agent..............................     9,465
             Custodian...................................     8,907
             Directors...................................     8,737
             Audit.......................................     6,033
             Registration and filings....................     5,298
             Other.......................................     1,596
                                                          ---------
              Total Expenses.............................   125,652
             Fees waived by The Bank of New York
              (Note 3)...................................   (69,666)
                                                          ---------
              Net Expenses...............................    55,986
                                                          ---------
              Net Investment Income......................    45,439
                                                          ---------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized loss on investments............  (216,612)
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments................................   296,255
                                                          ---------
             Net realized and unrealized gain on
              investments................................    79,643
                                                          ---------
             Net increase in net assets resulting from
              operations................................. $ 125,082
                                                          ---------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets


                                                                              Six Months Ended  Year Ended
                                                                               June 30, 2004   December 31,
                                                                                (Unaudited)        2003
                                                                              ---------------- ------------
Operations:
  Net investment income......................................................   $    45,439    $   149,314
  Net realized loss on investments...........................................      (216,612)    (1,452,704)
  Increase (decrease) in unrealized appreciation/depreciation on investments.       296,255      4,881,471
                                                                                -----------    -----------
   Net increase in net assets resulting from operations......................       125,082      3,578,081
                                                                                -----------    -----------
Dividends to Shareholders:
  Dividends from net investment income.......................................       (45,181)      (141,460)
                                                                                -----------    -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................       600,870        756,832
  Proceeds from shares issued on reinvestment of dividends...................         1,717          3,993
  Value of capital stock repurchased.........................................    (1,055,866)    (5,502,770)
                                                                                -----------    -----------
   Net decrease in net assets resulting from capital stock transactions......      (453,279)    (4,741,945)
                                                                                -----------    -----------
     Decrease in Net Assets..................................................      (373,378)    (1,305,324)
Net Assets:
  Beginning of year..........................................................    14,027,182     15,332,506
                                                                                -----------    -----------
  End of period (includes undistributed net investment income of $822 at
   June 30, 2004 and $564 at December 31, 2003)..............................   $13,653,804    $14,027,182
                                                                                -----------    -----------
Changes in Capital Stock Outstanding:
  Shares sold................................................................        83,575        127,933
  Shares issued on reinvestment of dividends.................................           244            616
  Shares repurchased.........................................................      (148,799)      (802,637)
                                                                                -----------    -----------
   Net decrease..............................................................       (64,980)      (674,088)
  Shares outstanding, beginning of year......................................     1,993,900      2,667,988
                                                                                -----------    -----------
  Shares outstanding, end of period..........................................     1,928,920      1,993,900
                                                                                -----------    -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                                                       For the period
                                        Six Months Ended   Year Ended December 31,    January 3, 2000*
                                         June 30, 2004   --------------------------        through
                                          (Unaudited)      2003     2002      2001    December 31, 2000
                                        ---------------- -------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of
  period...............................     $  7.04      $  5.75  $  7.54   $ 10.03        $ 10.00
                                            -------      -------  -------   -------        -------
Gain (loss) from investment operations
Net investment income..................        0.02         0.06     0.05      0.05           0.06
Net realized and unrealized gain (loss)
  on investments.......................        0.04         1.28    (1.79)    (2.50)          0.03
                                            -------      -------  -------   -------        -------
 Total from investment operations......        0.06         1.34    (1.74)    (2.45)          0.09
                                            -------      -------  -------   -------        -------
Dividends and distributions
Dividends from net investment
  income...............................       (0.02)       (0.05)   (0.05)    (0.04)         (0.05)
Distributions from capital gains.......          --           --       --        --          (0.01)
                                            -------      -------  -------   -------        -------
 Total dividends and distributions.....       (0.02)       (0.05)   (0.05)    (0.04)         (0.06)
                                            -------      -------  -------   -------        -------
Net asset value at end of period.......     $  7.08      $  7.04  $  5.75   $  7.54        $ 10.03
                                            -------      -------  -------   -------        -------
TOTAL RETURN:
 Total investment return based on net
   asset value(a)......................        1.04%**     23.42%  (22.85)%  (24.38)%         0.87%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................     $13,654      $14,027  $15,333   $17,514        $14,920
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................        0.80%***     0.80%    0.80%     0.80%          0.80%***
 Expenses, prior to waiver from The
   Bank of New York....................        1.80%***     1.47%    1.71%     2.11%          1.76%***
 Net investment income, net of waiver
   from The Bank of New York...........        0.65%***     0.88%    0.84%     0.58%          0.52%***
Portfolio turnover rate................          22%**        24%      21%       16%             5%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                               Value
---------                            --------
          Common Stocks--98.6%
          Advertising and Marketing--0.3%
  2,600   aQuantive, Inc.*.......... $ 25,688
                                     --------
          Bank Holding Companies--8.0%
  2,000   Boston Private Financial
          Holdings, Inc.............   46,320
  4,500   Commercial Capital
          Bancorp*..................   78,165
  1,008   Community Banks, Inc......   29,605
  1,350   Dime Community
          Bancshares................   23,598
  1,800   East-West Bancorp, Inc....   55,260
  2,600   Flushing Financial Corp...   45,890
  6,900   Greater Bay Bancorp.......  199,410
    740   PFF Bancorp, Inc..........   27,558
  6,100   UCBH Holdings, Inc........  241,072
  1,200   Wilmington Trust Corp.....   44,664
                                     --------
                                      791,542
                                     --------
          Building and Building Products--0.7%
  6,455   The Shaw Group, Inc.*.....   65,389
                                     --------
          Chemicals--3.2%
  6,500   Airgas, Inc...............  155,415
  1,700   H.B. Fuller Co............   48,280
  6,500   Olin Corp.................  114,530
                                     --------
                                      318,225
                                     --------
          Coal--1.2%
  2,700   Arch Coal, Inc............   98,793
    400   Peabody Energy Corp.......   22,396
                                     --------
                                      121,189
                                     --------
          Commercial Services--2.0%
    640   CoStar Group, Inc.*.......   29,395
  2,835   Forrester Research, Inc.*.   52,873

Number of
 Shares                                   Value
---------                                --------
          Common Stocks (Continued)
  8,460   Plexus Corp.*................. $114,210
                                         --------
                                          196,478
                                         --------
          Communications, Media and
          Entertainment--1.5%
  5,000   Scholastic Corp.*.............  149,750
                                         --------
          Computer Services--2.6%
  3,500   F5 Networks, Inc.*............   92,680
  2,400   Manhattan Associates,
          Inc.*.........................   74,112
  6,500   Perot Systems Corp.,
          Class A*......................   86,255
                                         --------
                                          253,047
                                         --------
          Computers--Software and Peripherals--7.7%
  3,400   Coherent, Inc.*...............  101,490
  4,815   FileNET Corp.*................  152,010
  9,800   Manugistics Group, Inc.*......   32,046
  9,800   Packeteer, Inc.*..............  158,270
  2,390   Photon Dynamics, Inc.*........   83,817
  2,800   RSA Security, Inc.*...........   57,316
  4,000   Skyworks Solutions, Inc.*.....   34,920
  7,400   Zoran Corp.*..................  135,790
                                         --------
                                          755,659
                                         --------
          Consumer Goods and Services--1.2%
  3,300   Leapfrog Enterprises, Inc.*...   65,637
    770   The Scotts Co., Class A*......   49,188
                                         --------
                                          114,825
                                         --------
          Distribution and Wholesale--2.8%
 15,740   Bell Microproducts, Inc.*.....  127,337
  2,150   MSC Industrial Direct Co.,
          Inc., Class A.................   70,606

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  1,700   SCP Pool Corp............ $   76,500
                                    ----------
                                       274,443
                                    ----------
          Education--2.0%
  5,600   DeVry, Inc.*.............    153,552
  1,200   ITT Educational Services,
          Inc.*....................     45,624
                                    ----------
                                       199,176
                                    ----------
          Electronic Equipment and
          Components--12.4%
  2,100   Actel Corp.*.............     38,850
  7,200   Aeroflex, Inc.*..........    103,176
  3,841   Avnet, Inc.*.............     87,191
  6,400   Cable Design Technologies
          Corp.*...................     67,840
  6,500   Entegris, Inc.*..........     75,205
    800   Excel Technology, Inc.*..     26,600
  2,500   Fairchild Semiconductor
          Corp.*...................     40,925
  7,208   FormFactor, Inc.*........    161,819
  3,600   KEMET Corp.*.............     43,992
  1,200   Littelfuse, Inc.*........     50,892
  8,500   LTX Corp.*...............     91,885
  2,000   MKS Instruments, Inc.*...     45,640
  8,700   Semtech Corp.*...........    204,797
  1,100   Trimble Navigation Ltd.*.     30,569
 11,100   Vitesse Semiconductor
          Corp.*...................     54,168
  3,600   Wilson Greatbatch
          Technologies, Inc.*......    100,620
                                    ----------
                                     1,224,169
                                    ----------
          Energy--0.5%
  6,400   KFx, Inc.*...............     48,768
                                    ----------

Number of
 Shares                                  Value
---------                               --------
          Common Stocks (Continued)
          Entertainment--1.7%
  2,300   International Speedway
          Corp......................... $111,872
  7,400   Six Flags, Inc.*.............   53,724
                                        --------
                                         165,596
                                        --------
          Financial Services--1.1%
  3,100   National Financial Partners
          Corp.........................  109,337
                                        --------
          Food Wholesaling--1.6%
  5,775   Performance Food Group
          Co.*.........................  153,269
                                        --------
          Forest and Paper Products--0.9%
  2,200   Bowater, Inc.................   91,498
                                        --------
          Health and Medical Facilities--4.6%
  5,850   AmSurg Corp.*................  147,011
  2,900   LifePoint Hospitals, Inc.*...  107,938
  5,500   Odyssey Healthcare, Inc.*....  103,510
  5,100   VistaCare, Inc.*.............   94,605
                                        --------
                                         453,064
                                        --------
          Health Care Products and Services--9.7%
  4,000   American Healthways,
          Inc.*........................  106,480
  1,800   Charles River Laboratories
          International, Inc.*.........   87,966
  8,200   Conceptus, Inc.*.............   92,250
  1,600   Genitope Corp.*..............   15,794
    900   Martek Biosciences
          Corp.*.......................   50,553
  2,000   Neurocrine Biosciences,
          Inc.*........................  103,700
  1,900   NuVasive, Inc.*..............   20,729
  4,900   PSS World Medical, Inc.*.....   54,880

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
  3,750   Renal Care Group, Inc.*..... $124,238
  3,200   Respironics, Inc.*..........  187,999
  1,100   STERIS Corp.*...............   24,816
  2,415   Zoll Medical Corp.*.........   84,718
                                       --------
                                        954,123
                                       --------
          Household and Personal Care
          Products--0.6%
  1,200   Church & Dwight Co.,
          Inc.........................   54,936
                                       --------
          Human Resources--0.5%
  5,300   Spherion Corp.*.............   53,742
                                       --------
          Insurance--1.3%
  3,825   ProAssurance Corp.*.........  130,471
                                       --------
          Investment Management--0.9%
  4,200   Waddell & Reed Financial,
          Inc.........................   92,862
                                       --------
          Manufacturing--0.5%
  2,000   Maverick Tube Corp.*........   52,520
                                       --------
          Media--3.3%
  2,280   Cumulus Media, Inc.,
          Class A*....................   38,327
  5,800   Entravision Communications
          Corp.*......................   44,544
  1,890   Pulitzer, Inc...............   92,421
  9,100   Radio One, Inc., Class D*...  145,691
                                       --------
                                        320,983
                                       --------
          Oil and Gas--0.5%
 11,900   Grey Wolf, Inc.*............   50,456
                                       --------
          Oil Field Services and Equipment--3.9%
  1,600   Atwood Oceanics, Inc.*......   66,800

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  2,500   Core Laboratories NV*..... $ 57,500
  2,600   Oceaneering International,
          Inc.*.....................   89,050
  7,100   Superior Energy Services,
          Inc.*.....................   71,355
  2,000   Todco, Class A*...........   30,940
  3,100   Varco International, Inc.*   67,859
                                     --------
                                      383,504
                                     --------
          Pharmaceuticals--3.5%
  7,100   Adolor Corp.*.............   90,028
  7,200   Alkermes, Inc.*...........   97,920
  1,495   Amylin Pharmaceuticals,
          Inc.*.....................   34,086
  1,400   Cubist Pharmaceuticals,
          Inc.*.....................   15,540
  2,700   NPS Pharmaceuticals,
          Inc.*.....................   56,700
  2,200   Tercica, Inc.*............   17,996
  2,700   Vicuron Pharmaceuticals,
          Inc.*.....................   33,912
                                     --------
                                      346,182
                                     --------
          Records Storage--0.4%
    735   Iron Mountain, Inc.*......   35,471
                                     --------
          Retail--Apparel and Shoes--0.5%
    900   AnnTaylor Stores Corp.*...   26,082
  1,200   Hot Topic, Inc.*..........   24,588
                                     --------
                                       50,670
                                     --------
          Retail--Discount Stores--2.1%
  2,500   99 Cents Only Stores*.....   38,125
  7,800   Fred's, Inc...............  172,302
                                     --------
                                      210,427
                                     --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Retail--Restaurants--1.2%
  1,700   Buffalo Wild Wings, Inc.*. $   47,005
  1,500   Chicago Pizza & Brewery,
          Inc.*.....................     22,815
  1,200   The Cheesecake Factory,
          Inc.*.....................     47,748
                                     ----------
                                        117,568
                                     ----------
          Retail--Specialty Stores--10.6%
  8,200   A.C. Moore Arts & Crafts,
          Inc.*.....................    225,582
  3,300   Columbia Sportswear
          Co.*......................    180,246
  7,200   Dick's Sporting Goods,
          Inc.*.....................    240,119
  6,000   Electronics Boutique
          Holdings Corp.*...........    158,040
  3,600   Peet's Coffee & Tea, Inc.*     89,964
  1,500   School Specialty, Inc.*...     54,465
  7,200   Wild Oats Markets, Inc.*..    101,304
                                     ----------
                                      1,049,720
                                     ----------
          Telecommunications--0.5%
  2,900   Tekelec*..................     52,693
                                     ----------
          Transportation--2.6%
  2,400   Kirby Corp.*..............     93,360
  1,550   Overnite Corp.............     45,570
  2,800   SCS Transportation, Inc.*.     73,892
  1,857   Werner Enterprises, Inc...     39,183
                                     ----------
                                        252,005
                                     ----------
          Total Common Stocks
          (Cost $9,143,351).........  9,719,445
                                     ----------

Number of
 Shares                                 Value
---------                             ----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
   3,600  Dime Bancorp, Inc.(a)*
          (Cost $1,030).............. $      396
                                      ----------
          Rights--0.0%
          Financial Services--0.0%
     500  Bank United Corp.*
          (Cost $0)..................         35
                                      ----------
          Money Market Fund--1.4%
 136,524  BNY Hamilton Money Fund
          (Hamilton Shares), 0.98%(b)
          (Cost $136,524)............    136,524
                                      ----------
          Total Investments
          (Cost $9,280,905)(c)--
          100.0%.....................  9,856,400
          Other assets less
          liabilities--0.0%..........      2,886
                                      ----------
          Net Assets--100.0%......... $9,859,286
                                      ----------

*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at June 30, 2004.
(c)The cost stated also approximate the aggregate cost for Federal income tax purposes. At June 30, 2004, net unrealized appreciation was $575,495 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,531,373 and aggregate gross unrealized depreciation of $955,878.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)


           Assets:
             Investments at market value
              (Cost $9,280,905)....................... $  9,856,400
             Receivables:
              Investments sold........................      107,322
              Due from Advisor........................        5,844
              Dividends...............................        2,813
              Interest................................           96
             Other assets.............................       13,667
                                                       ------------
              Total Assets............................    9,986,142
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................       85,539
              Services provided by The Bank of New
               York and Administrator.................        9,710
             Accrued expenses and other liabilities...       31,607
                                                       ------------
              Total Liabilities.......................      126,856
                                                       ------------
           Net Assets:................................ $  9,859,286
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $        929
             Paid in capital..........................    9,655,327
             Undistributed net investment loss........      (30,889)
             Accumulated net realized loss on
              investments.............................     (341,576)
             Net unrealized appreciation on
              investments.............................      575,495
                                                       ------------
           Net Assets................................. $  9,859,286
                                                       ------------
           Institutional Shares:
             Net assets............................... $  9,859,286
                                                       ------------
             Shares outstanding.......................      929,241
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.61
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

            Investment Income:
              Dividends................................. $  16,735
              Interest..................................       654
                                                         ---------
               Total Income.............................    17,389
                                                         ---------
            Expenses:
              Advisory..................................    37,714
              Accounting services.......................    29,782
              Administration............................    10,057
              Transfer agent............................     9,768
              Directors.................................     8,743
              Custodian.................................     7,755
              Audit.....................................     6,062
              Registration and filings..................     5,026
              Reports to shareholders...................     4,775
              Other.....................................     2,353
                                                         ---------
               Total Expenses...........................   122,035
              Fees waived by The Bank of New York
               (Note 3).................................   (73,757)
                                                         ---------
               Net Expenses.............................    48,278
                                                         ---------
               Net Investment Loss......................   (30,889)
                                                         ---------
            Realized and Unrealized Gain
             (Loss) on Investments:
              Net realized gain on investments..........   536,701
              Increase (decrease) in unrealized
               appreciation/depreciation on
               investments..............................  (323,761)
                                                         ---------
              Net realized and unrealized gain on
               investments..............................   212,940
                                                         ---------
              Net increase in net assets resulting from
               operations............................... $ 182,051
                                                         ---------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2004      Year Ended
                                                                                (Unaudited)    December 31, 2003
                                                                              ---------------- -----------------
Operations:
  Net investment loss........................................................   $   (30,889)      $   (40,070)
  Net realized gain on investments...........................................       536,701           555,930
  Increase (decrease) in unrealized appreciation/depreciation on investments.      (323,761)        2,492,573
                                                                                -----------       -----------
   Net increase in net assets resulting from operations......................       182,051         3,008,433
                                                                                -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................       592,389           496,157
  Value of capital stock repurchased.........................................    (1,118,954)       (1,439,706)
                                                                                -----------       -----------
   Net decrease in net assets resulting from capital stock transactions......      (526,565)         (943,549)
                                                                                -----------       -----------
     Increase (decrease) in Net Assets.......................................      (344,514)        2,064,884
Net Assets:
  Beginning of year..........................................................    10,203,800         8,138,916
                                                                                -----------       -----------
  End of period..............................................................   $ 9,859,286       $10,203,800
                                                                                -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold................................................................        56,767            61,316
  Shares repurchased.........................................................      (106,687)         (160,419)
                                                                                -----------       -----------
   Net decrease..............................................................       (49,920)          (99,103)
  Shares outstanding, beginning of year......................................       979,161         1,078,264
                                                                                -----------       -----------
  Shares outstanding, end of period..........................................       929,241           979,161
                                                                                -----------       -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                                                                          For the period
                                           Six Months Ended   Year Ended December 31,    January 3, 2000*
                                            June 30, 2004   --------------------------        through
                                             (Unaudited)      2003      2002      2001   December 31, 2000
                                           ---------------- -------   -------   ------   -----------------
PER SHARE DATA:
Net asset value at beginning of period....      $10.42      $  7.55   $  9.77   $10.85        $10.00
                                                ------      -------   -------   ------        ------
Gain (loss) from investment operations
Net investment loss.......................       (0.03)       (0.04)    (0.04)   (0.02)        (0.01)
Net realized and unrealized gain (loss) on
  investments.............................        0.22         2.91     (2.18)   (1.06)         0.96
                                                ------      -------   -------   ------        ------
 Total from investment operations.........        0.19         2.87     (2.22)   (1.08)         0.95
                                                ------      -------   -------   ------        ------
Distributions
Distributions from capital gains..........          --           --        --       --         (0.10)
                                                ------      -------   -------   ------        ------
Net asset value at end of period..........      $10.61      $ 10.42   $  7.55   $ 9.77        $10.85
                                                ------      -------   -------   ------        ------
TOTAL RETURN:
Total investment return based on net
  asset value(a)..........................        1.82%**     38.01%   (22.72)%  (9.95)%        9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000's omitted).........................      $9,859      $10,204   $ 8,139   $8,823        $6,394
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York.......................        0.96%***     0.96%     0.96%    0.96%         0.96%***
 Expenses, prior to waiver from The
   Bank of New York.......................        2.43%***     2.20%     2.63%    3.24%         3.03%***
 Net investment loss, net of waiver
   from The Bank of New York..............       (0.61)%***   (0.44)%   (0.46)%  (0.22)%       (0.11)%***
Portfolio turnover rate...................          37%**        45%       27%      47%           35%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         June 30, 2004 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks--100.5%
          Australia--4.9%
    575   Ansell Ltd. ADR*............  $ 12,202
    700   BHP Ltd. ADR................    12,264
  1,817   Boral Ltd. ADR..............    32,706
    600   Commonwealth Bank of
          Australia ADR...............    40,852
  9,700   Foster's Group Ltd. ADR.....    31,894
  2,800   Lend Lease Corp. Ltd.
          ADR.........................    20,051
    380   National Australia Bank Ltd.
          ADR.........................    39,619
    300   Rio Tinto Ltd. ADR..........    30,051
    977   The News Corp. Ltd.
          ADR.........................    34,605
    700   Westpac Banking Corp.
          ADR.........................    43,225
  1,400   Woodside Petroleum Ltd.
          ADR.........................    16,257
                                       ---------
                                         313,726
                                       ---------
          Austria--0.3%
    500   Oest Elektrizats (Verbund)
          AG ADR......................    17,588
                                       ---------
          Belgium--1.1%
    300   Delhaize Group ADR..........    15,390
  1,900   Fortis ADR..................    42,072
    200   Solvay SA ADR...............    16,327
                                       ---------
                                          73,789
                                       ---------
          Denmark--0.8%
    900   Danske Bank A/S ADR.........    21,324

Number of
 Shares                         US$ Value
---------                       ---------
          Common Stocks (Continued)
    600   Novo Nordisk A/S ADR.  $ 31,164
                                ---------
                                   52,488
                                ---------
          Finland--1.5%
  1,100   Metso Corp. ADR......    14,168
  4,300   Nokia Corp. ADR......    62,522
    900   UPM-Kymmene Oyj
          ADR..................    17,199
                                ---------
                                   93,889
                                ---------
          France--9.6%
  1,000   Accor SA ADR.........    21,103
 12,900   Alstom SA ADR*.......    14,835
    600   Aventis SA ADR.......    45,642
  1,600   Axa ADR..............    35,424
  1,400   BNP Paribas SA ADR...    43,051
  1,600   Business Objects SA
          ADR*.................    36,208
  1,300   France Telecom SA ADR    34,164
  1,000   Groupe Danone ADR....    17,540
    550   L'Air Liquide SA ADR.    18,188
  2,000   L'Oreal SA ADR.......    31,949
    560   Lafarge SA ADR.......    12,611
    300   Lagardere SCA ADR....    18,742
    300   PSA Peugeot Citroen
          ADR..................    16,706
    800   Sanofi-Synthelabo SA
          ADR..................    25,592
  2,310   Societe Generale ADR.    39,262
  1,703   Thomson ADR..........    33,822
  1,060   Total SA ADR.........   101,845
    600   Valeo SA ADR.........    12,501
    900   Veolia Environnement
          ADR..................    25,497

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                               US$ Value
---------                             ---------
          Common Stocks (Continued)
  1,300   Vivendi Universal SA
          ADR........................  $ 36,270
                                      ---------
                                        620,952
                                      ---------
          Germany--6.7%
  3,000   Allianz AG ADR.............    32,850
    600   BASF AG ADR................    32,310
  1,000   Bayerische Hypo-und
          Vereinsbank AG ADR.........    17,824
    500   Continental AG ADR.........    24,120
    700   DaimlerChrysler AG ADR.....    32,949
    474   Deutsche Bank AG...........    37,498
  1,000   Deutsche Lufthansa AG
          ADR........................    13,988
  2,100   Deutsche Telekom AG
          ADR*.......................    37,191
    503   E.On AG ADR................    36,462
    500   Hypo Real Estate Holdings
          AG ADR*....................    14,630
    400   ProSiebenSat.1 Media AG
          ADR*.......................    14,405
    500   RWE AG ADR.................    23,542
  1,012   SAP AG ADR.................    42,312
    400   Schering AG ADR............    23,684
    685   Siemens AG ADR*............    49,675
                                      ---------
                                        433,440
                                      ---------
          Greece--0.4%
  5,655   National Bank of Greece
          ADR........................    25,730
                                      ---------
          Hong Kong--1.6%
  2,000   Cheung Kong (Holdings) Ltd.
          ADR........................    14,744
  3,000   CLP Holdings Ltd. ADR......    16,424

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
  2,500   Hang Seng Bank Ltd.
          ADR.........................  $ 32,052
    400   Hutchison Whampoa Ltd.
          ADR.........................    13,654
  3,000   Sun Hung Kai Properties Ltd.
          ADR.........................    24,616
                                       ---------
                                         101,490
                                       ---------
          Ireland--0.9%
    650   Allied Irish Bank PLC
          ADR.........................    20,144
    200   Bank of Ireland ADR.........    10,768
    400   CRH PLC ADR.................     8,828
    600   Elan Corp. PLC ADR*.........    14,844
                                       ---------
                                          54,584
                                       ---------
          Italy--3.8%
  1,080   Enel SpA ADR................    43,492
    440   Eni SpA ADR*................    44,150
    800   Luxottica Group SpA
          ADR.........................    13,520
    230   Mediaset SpA ADR............    26,220
  1,950   Sanpaolo IMI SpA ADR........    47,522
  2,710   Telecom Italia SpA ADR......    72,340
                                       ---------
                                         247,244
                                       ---------
          Japan--22.9%
    300   Ajinomoto Co., Inc. ADR.....    36,126
  3,500   All Nippon Airways Co. Ltd.
          ADR.........................    22,903
    400   Asahi Glass Co. Ltd. ADR....    41,608
    500   Asahi Kasei Corp. ADR.......    25,890
  1,000   Canon, Inc. ADR.............    53,399
  1,000   Dai Nippon Printing Co. Ltd.
          ADR.........................    31,948

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                  US$ Value
---------                                ---------
          Common Stocks (Continued)
    400   Daiwa Securities Group, Inc.
          ADR...........................   $28,740
  1,000   Eisai Co. Ltd. ADR............    28,777
  1,000   Fuji Photo Film Co. Ltd.
          ADR...........................    31,620
    800   Fujitsu Ltd. ADR..............    28,190
    500   Hitachi Ltd. ADR..............    34,795
  1,400   Honda Motor Co. Ltd.
          ADR...........................    34,048
  1,400   Japan Airlines System Corp.
          ADR*..........................    22,389
    200   Kao Corp. ADR.................    48,206
  1,500   Komatsu Ltd. ADR..............    36,346
    400   Kyocera Corp. ADR.............    34,320
    500   Marui Co. Ltd. ADR............    13,472
  2,500   Matsushita Electric Industrial
          Co. Ltd. ADR..................    35,900
    400   Millea Holdings, Inc.
          ADR...........................    29,912
  1,000   Mitsubishi Corp. ADR..........    19,429
    500   Mitsubishi Electric Corp.
          ADR...........................    24,561
    200   Mitsubishi Estate Co. Ltd.
          ADR...........................    24,818
  5,000   Mitsubishi Tokyo Financial
          Group, Inc. ADR...............    46,850
    200   Mitsui & Co. Ltd. ADR.........    30,200
    300   Mitsui Sumitomo Insurance
          Co. Ltd. ADR..................    28,181
  4,000   NEC Corp. ADR.................    28,720
    500   Nikko Cordial Corp.
          ADR...........................    24,241
  2,400   Nintendo Co. Ltd. ADR.........    34,780

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
    600   Nippon Telegraph and
          Telephone Co. ADR......... $   16,104
    600   Nippon Yusen Kabushiki
          Kaisha ADR................     27,659
  1,850   Nissan Motor Co. Ltd.
          ADR.......................     41,385
    100   Nitto Denko Corp. ADR.....     51,139
  2,000   Nomura Holdings, Inc.
          ADR.......................     29,900
  1,900   NTT DoCoMo, Inc.
          ADR.......................     34,409
    400   Oji Paper Co. Ltd. ADR....     25,661
  2,000   OLYMPUS Corp. ADR.........     37,758
  1,000   Pioneer Corp. ADR.........     26,070
    200   Ricoh Co. Ltd. ADR........     21,262
  1,000   Sony Corp. ADR............     38,051
  1,200   Sumitomo Metal Industries
          Ltd. ADR..................     14,187
  4,000   Sumitomo Mitsui Financial
          Group, Inc. ADR...........     27,421
  4,000   Sumitomo Trust and Banking
          Co. Ltd. ADR..............     28,484
    300   TDK Co. ADR...............     22,965
    400   The Bank of Yokohama Ltd.
          ADR.......................     25,001
    200   The Shizuoka Bank Ltd.
          ADR.......................     17,669
  1,350   Toyota Motor Corp.
          ADR.......................    110,187
                                     ----------
                                      1,475,681
                                     ----------
          Netherlands--5.0%
  1,300   ABN AMRO Holding NV
          ADR.......................     28,665

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
  1,500   Aegon NV ADR................  $ 18,180
    300   Akzo Nobel NV ADR...........    11,175
    600   ASML Holding NV
          ADR*........................    10,266
  1,500   ING Groep NV ADR............    35,550
  1,800   Koninklijke (Royal) KPN
          NV ADR......................    13,860
  1,100   Koninklijke (Royal) Philips
          Electronics NV ADR..........    29,920
  1,000   Reed Elsevier NV ADR........    28,430
  1,800   Royal Dutch Petroleum Co.
          ADR.........................    93,006
    600   TPG NV ADR..................    13,824
    600   Unilever NV ADR.............    41,106
                                       ---------
                                         323,982
                                       ---------
          New Zealand--0.2%
    475   Telecom Co. of New Zealand
          Ltd. ADR....................    14,155
                                       ---------
          Norway--0.5%
    500   Orkla ASA ADR...............    12,515
  1,300   Statoil ASA ADR.............    16,536
  1,000   Tomra Systems ASA ADR.......     4,718
                                       ---------
                                          33,769
                                       ---------
          Portugal--0.3%
    760   Electricidade de Portugal SA
          ADR.........................    21,402
                                       ---------
          Singapore--0.8%
  4,000   Neptune Orient Lines Ltd.
          ADR.........................    21,922
  2,000   United Overseas Bank Ltd.
          ADR.........................    31,118
                                       ---------
                                          53,040
                                       ---------

Number of
 Shares                              US$ Value
---------                            ---------
          Common Stocks (Continued)
          Spain--3.7%
  3,400   Banco Bilbao Vizcaya
          Argentaria SA ADR.........  $ 45,900
  4,600   Banco Santander Central
          Hispano SA ADR............    48,300
  2,400   Endesa SA ADR.............    45,432
    750   NH Hoteles SA ADR.........    16,498
  1,000   Repsol YPF SA ADR.........    21,860
  1,327   Telefonica SA ADR.........    59,224
                                     ---------
                                       237,214
                                     ---------
          Sweden--1.8%
    300   AB SKF ADR................    11,012
    500   Atlas Copco AB ADR........    18,552
    300   Electrolux AB ADR.........    11,518
    700   Sandvik AB ADR............    23,882
    300   Svenska Cellulosa AB (SCA)
          ADR.......................    11,390
    130   Swedish Match AB ADR......    13,325
    300   Tele2 AB, Class B ADR.....    13,200
    300   Volvo AB ADR..............    10,503
                                     ---------
                                       113,382
                                     ---------
          Switzerland--7.3%
  3,510   ABB Ltd. ADR*.............    19,481
  1,030   Credit Suisse Group ADR...    36,884
    520   Holcim Ltd. ADR...........    14,138
  1,400   Nestle SA ADR.............    93,340
  1,990   Novartis AG ADR...........    88,555
    680   Roche Holding AG--
          Genusshein ADR............    67,327
    446   Swiss Reinsurance Co.
          ADR.......................    28,970
    700   Swisscom AG ADR...........    23,254

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
    800   Syngenta AG ADR.............  $ 13,432
    989   UBS AG ADR..................    70,277
  1,000   Zurich Financial Services AG
          ADR.........................    15,790
                                       ---------
                                         471,448
                                       ---------
          United Kingdom--26.4%
  1,450   Amvescap PLC ADR............    20,155
  1,400   AstraZeneca PLC ADR.........    63,896
  3,000   BAA PLC ADR.................    30,113
  2,125   BAE SYSTEMS PLC
          ADR.........................    33,797
  1,725   Barclays PLC ADR............    60,134
    580   BG Group PLC ADR............    18,258
  1,350   BHP Billiton PLC ADR........    23,571
  3,066   BP PLC ADR..................   164,245
  1,150   British American Tobacco
          PLC ADR.....................    35,915
    700   British Sky Broadcasting
          Group PLC ADR...............    31,857
    860   BT Group PLC ADR............    31,476
  1,000   Cadbury Schweppes PLC
          ADR.........................    35,080
    790   Centrica PLC ADR............    32,163
  4,400   Compass Group PLC
          ADR.........................    26,851
  2,040   Corus Group PLC ADR*........    15,280
    650   Diageo PLC ADR..............    35,588
    690   Friends Provident PLC
          ADR.........................    18,363
  2,500   GlaxoSmithKline PLC
          ADR.........................   103,650
  2,100   Gus PLC ADR.................    32,200
  1,400   HBOS PLC ADR................    51,984

Number of
 Shares                              US$ Value
---------                            ---------
          Common Stocks (Continued)
  2,000   HSBC Holdings PLC
          ADR.......................  $149,819
    700   Imperial Tobacco Group PLC
          ADR.......................    30,702
  3,112   Kingfisher PLC ADR........    32,310
  4,240   Legal & General Group PLC
          ADR.......................    36,524
  1,625   Lloyds TSB Group PLC
          ADR.......................    51,805
    550   Marconi Corp. PLC
          ADR*......................    13,544
    360   National Grid Transco PLC
          ADR.......................    14,101
  2,100   Prudential Corp. PLC
          ADR.......................    36,603
    825   Reed Elsevier PLC ADR.....    32,464
    680   Rentokil Initial PLC ADR..     8,910
    350   Rio Tinto PLC ADR.........    34,318
  2,420   Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................    18,731
  1,000   Scottish & Southern Energy
          PLC ADR*..................    12,359
    875   Scottish Power PLC ADR....    25,821
  1,400   Shell Transport & Trading
          Co. ADR...................    62,580
    280   Smith & Nephew PLC
          ADR.......................    15,476
  1,320   Telefonaktiebolaget LM
          Ericsson ADR*.............    39,494
  2,366   Tesco PLC ADR.............    34,272
    800   Unilever PLC ADR..........    31,816
  5,720   Vodafone Group PLC
          ADR.......................   126,413

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         June 30, 2004 (Unaudited)

Number of
 Shares                                   US$ Value
---------                                ----------
          Common Stocks (Continued)
   900    Wolseley PLC ADR.............. $   28,485
                                         ----------
                                          1,701,123
                                         ----------
          Total Common Stocks
          (Cost $5,298,151).............  6,480,116
                                         ----------
          Total Investments
          (Cost $5,298,151)(a)--
          100.5%........................  6,480,116
          Liabilities in excess of other
          assets--(0.5%)................    (31,422)
                                         ----------
          Net Assets--100.0%............ $6,448,694
                                         ----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At June 30, 2004 net unrealized appreciation was $1,181,965 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,275,199 and aggregate gross unrealized depreciation of $93,234.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification

         June 30, 2004 (Unaudited)

                                                                % of
                                                               Total
                                                  US$ Value  Net Assets
                                                 ----------  ----------
         Aerospace and Defense.................. $   33,797      0.5%
         Airlines...............................     59,280      0.9
         Airport Development and Maintenance....     30,113      0.5
         Aluminum, Steel and Other Metals.......     29,466      0.5
         Automotive.............................    258,279      4.0
         Banking and Finance....................  1,195,885     18.6
         Beverages--Food and Tobacco............    368,876      5.7
         Building and Building Products.........    138,376      2.2
         Business Equipment and Services........     74,662      1.2
         Chemicals..............................    117,963      1.8
         Communications, Media and Entertainment    230,701      3.6
         Computers--Software and Peripherals....    130,494      2.0
         Consumer Goods and Services............     66,144      1.0
         Diversified Operations.................     22,564      0.3
         Electronic Equipment and Components....    354,416      5.5
         Export Trading.........................     49,629      0.8
         Financial Services.....................     82,881      1.3
         Health Care Products and Services......     15,476      0.2
         Hotels and Gaming......................     37,601      0.6
         Household and Personal Care Products...    111,971      1.7
         Insurance..............................    335,078      5.2
         Machinery and Engineering..............    127,264      2.0
         Management.............................     20,155      0.3
         Manufacturing..........................     97,009      1.5
         Mining.................................     87,940      1.4
         Oil and Gas............................    633,662      9.8
         Paper and Forest Products..............     54,250      0.8
         Pharmaceuticals........................    493,131      7.6
         Printing and Publishing................     92,842      1.4
         Real Estate Development................     84,229      1.3
         Retail--Apparel and Shoes..............     32,200      0.5
         Retail--Department Stores..............     13,472      0.2
         Retail--Food Stores....................     49,662      0.8
         Retail--Specialty Stores...............     32,310      0.5
         Telecommunications.....................    568,095      8.8
         Transportation.........................     63,405      1.0
         Utilities--Gas and Electric............    256,623      4.0
         Utilities--Water.......................     25,497      0.4
         Waste Management.......................      4,718      0.1
                                                 ----------    -----
         Total value of investments.............  6,480,116    100.5
         Liabilities in excess of other assets..    (31,422)    (0.5)
                                                 ----------    -----
         Net Assets............................. $6,448,694    100.0%
                                                 ----------    -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities

         June 30, 2004 (Unaudited)

           Assets:
             Investments at market value,
              (Cost $5,298,151)....................... $  6,480,116
             Receivables:
              Investments sold........................       51,338
              Dividends...............................       21,069
              Reclaims................................        8,713
              Due from Advisor........................        4,943
             Other assets.............................       13,594
                                                       ------------
              Total Assets............................    6,579,773
                                                       ------------
           Liabilities:
             Due to Custodian.........................       48,267
             Payables:
              Investments purchased...................       27,033
              Services provided by The Bank of New
               York and Administrator.................       15,539
             Accrued expenses and other liabilities...       40,240
                                                       ------------
              Total Liabilities.......................      131,079
                                                       ------------
           Net Assets:................................ $  6,448,694
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $        901
             Paid in capital..........................    8,492,093
             Undistributed net investment income......       67,891
             Accumulated net realized loss on
              investments and foreign currency
              transactions............................   (3,295,491)
             Net unrealized appreciation on
              investments and foreign currency
              denominated assets and liabilities......    1,183,300
                                                       ------------
           Net Assets................................. $  6,448,694
                                                       ------------
           Institutional Shares:
             Net assets............................... $  6,448,694
                                                       ------------
             Shares outstanding.......................      901,047
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.16
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

              For the six months ended June 30, 2004 (Unaudited)

         Investment Income:
           Dividends (net of foreign withholding taxes
            of $11,397).................................... $ 107,228
                                                            ---------
         Expenses:
           Accounting services.............................    29,772
           Advisory........................................    24,552
           Directors.......................................    10,373
           Transfer agent..................................     8,077
           Reports to shareholders.........................     7,767
           Administration..................................     6,547
           Audit...........................................     6,021
           Registration and filings........................     5,064
           Legal...........................................     4,965
           Custodian.......................................     1,448
           Other...........................................     5,426
                                                            ---------
            Total Expenses.................................   110,012
           Fees waived by The Bank of New York
            (Note 3).......................................   (70,012)
           Earnings credit adjustment (Note 3).............       (60)
                                                            ---------
            Net Expenses...................................    39,940
                                                            ---------
            Net Investment Income..........................    67,288
                                                            ---------
         Realized and Unrealized Gain
          (Loss) on Investments and
          Foreign Currency Transactions:
           Net realized gain on:
            Investments....................................   257,939
            Foreign currency transactions..................       124
                                                            ---------
           Net realized gain on investments and foreign
            currency transactions..........................   258,063
                                                            ---------
           Increase (decrease) in unrealized appreciation/
            depreciation on:
            Investments....................................  (143,820)
            Foreign currency denominated assets and
             liabilities...................................      (290)
                                                            ---------
           Net unrealized loss on investments and foreign
            currency denominated assets and
            liabilities....................................  (144,110)
                                                            ---------
           Net realized and unrealized gain on
            investments and foreign currency
            transactions...................................   113,953
                                                            ---------
           Net increase in net assets resulting from
            operations..................................... $ 181,241
                                                            ---------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                              Six Months Ended
                                                                               June 30, 2004      Year Ended
                                                                                (Unaudited)    December 31, 2003
                                                                              ---------------- -----------------
Operations:
  Net investment income......................................................    $   67,288       $    64,030
  Net realized gain (loss) on investments and foreign currency transactions..       258,063        (1,378,901)
  Increase (decrease) in unrealized appreciation/depreciation on investments
   and foreign currency denominated assets and liabilities...................      (144,110)        3,139,304
                                                                                 ----------       -----------
   Net increase in net assets resulting from operations......................       181,241         1,824,433
                                                                                 ----------       -----------
Dividends to Shareholders:
  Dividends from net investment income.......................................            --           (68,663)
                                                                                 ----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................       379,735           139,316
  Proceeds from shares issued on reinvestment of dividends...................            --             2,923
  Value of capital stock repurchased.........................................      (613,147)       (2,072,596)
                                                                                 ----------       -----------
   Net decrease in net assets resulting from capital stock transactions......      (233,412)       (1,930,357)
                                                                                 ----------       -----------
     Decrease in Net Assets..................................................       (52,171)         (174,587)
Net Assets:
  Beginning of year..........................................................     6,500,865         6,675,452
                                                                                 ----------       -----------
  End of period (includes undistributed net investment income of $67,891 at
   June 30, 2004 and $603 at December 31, 2003)..............................    $6,448,694       $ 6,500,865
                                                                                 ----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold................................................................        54,168            23,241
  Shares issued on reinvestment of dividends.................................            --               435
  Shares repurchased.........................................................       (86,981)         (387,138)
                                                                                 ----------       -----------
   Net decrease..............................................................       (32,813)         (363,462)
  Shares outstanding, beginning of year......................................       933,860         1,297,322
                                                                                 ----------       -----------
  Shares outstanding, end of period..........................................       901,047           933,860
                                                                                 ----------       -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                                                                      For the period
                                        Six Months Ended   Year ended December 31,   January 3, 2000*
                                         June 30, 2004   -------------------------        through
                                          (Unaudited)     2003     2002      2001    December 31, 2000
                                        ---------------- ------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.      $ 6.96      $ 5.15  $  6.22   $  8.22        $ 10.00
                                             ------      ------  -------   -------        -------
Gain (loss) from investment operations
Net investment income..................        0.07        0.06     0.04      0.02             --
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions.........................        0.13        1.82    (1.08)    (2.00)         (1.78)
                                             ------      ------  -------   -------        -------
 Total from investment operations......        0.20        1.88    (1.04)    (1.98)         (1.78)
                                             ------      ------  -------   -------        -------
Dividends
Dividends from net investment
  income...............................          --       (0.07)   (0.03)    (0.02)            --
                                             ------      ------  -------   -------        -------
Net asset value at end of period.......      $ 7.16      $ 6.96  $  5.15   $  6.22        $  8.22
                                             ------      ------  -------   -------        -------
TOTAL RETURN:
 Total investment return based on net
   asset value(a)......................        2.87%**    36.62%  (16.68)%  (24.04)%       (17.80)%**
RATIOS/SUPPLEMENTAL
  DATA:
Net assets at end of period
  (000's omitted)......................      $6,449      $6,501  $ 6,675   $ 7,186        $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The
   Bank of New York....................        1.22%***    1.22%    1.22%     1.22%          1.22%***
 Expenses, prior to waiver from The
   Bank of New York....................        3.36%***    3.94%    3.66%     4.38%          4.55%***
 Net investment income, net of waiver
   from The Bank of New York...........        2.06%***    1.07%    0.63%     0.29%          0.03%***
Portfolio turnover rate................          16%**       90%      37%       48%            10%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements (Unaudited)

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund''), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  The following are the investment objectives of each of the Funds:

.. Large Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration;

.. Small Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies;

.. International Equity CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method val-ues a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated in U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .60%
Small Cap Growth CRT Fund...............       .75%
International Equity CRT Fund...........       .75%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York.

  The Administrator's fee is accrued daily and is payable monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .20%
Small Cap Growth CRT Fund...............       .20%
International Equity CRT Fund...........       .20%

  During the six months ended June 30, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                         Amount
                                         -------
Large Cap Growth CRT Fund............... $10,701
Small Cap Growth CRT Fund...............   7,709
International Equity CRT Fund...........   5,019

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the six months ended June 30, 2004 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the six months ended June 30, 2004, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund did not earn any such monies.

  The Bank of New York provides cash management and related services to the Funds. Fees in the amount of $181, $100 and $75 for the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund, respectively, are included under the caption "Other" in the Statement of Operations.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%
International Equity CRT Fund........... 1.22%

4. Portfolio Securities

  For the six months ended June 30, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                         Purchases    Sales
                                         ---------- ----------
Large Cap Growth CRT Fund............... $2,968,835 $3,501,336
Small Cap Growth CRT Fund...............  3,660,439  4,293,204
International Equity CRT Fund...........  1,055,623  1,041,138

  There were no purchases or sales of U.S. Government Securities for the six months ended June 30, 2004.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
Large Cap Growth CRT Fund...............  $1,559,162     2009
                                           3,363,090     2010
                                             732,900     2011
Small Cap Growth CRT Fund...............     527,902     2009
                                             350,375     2010
International Equity CRT Fund...........     112,955     2008
                                             864,752     2009
                                           1,016,919     2010
                                           1,558,928     2011

  During the year ended December 31, 2003, the Small Cap Growth CRT Fund utilized capital loss carryforwards of $555,930 to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Large Cap Growth CRT Fund deferred post-October losses in the amount of $742,966 during 2003.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                                      2003
                                            Distributions Paid From:
                                            ------------------------
                                                     Net
                                                    Long       Total
                                                    Term      Taxable
                                         Ordinary  Capital Distributions
                                          Income    Gains      Paid
                                         --------  ------- -------------
Large Cap Growth CRT Fund............... $141,460    --      $141,460
Small Cap Growth CRT Fund...............       --    --            --
International Equity CRT Fund...........   68,663*   --        68,663

 *Amount is net of Foreign Taxes Credit of $15,851.
  As of December 31, 2003, the components of accumulated deficit on a tax basis were as follows:

                                     Undistributed
                                    ordinary income/ Accumulated    Unrealized        Total
                                      accumulated    capital and  appreciation/    accumulated
                                        earnings     other losses (depreciation)     deficit
                                    ---------------- ------------ --------------   -----------
Large Cap Growth CRT Fund..........       $564       $(6,398,118)   $ (379,708)/1/ $(6,777,262)
Small Cap Growth CRT Fund..........         --          (878,277)      899,256          20,979
International Equity CRT Fund......        603        (3,553,554)    1,327,410      (2,225,541)

/1/ The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

6. Written Option Activity

  For the six months ended June 30, 2004, the Funds did not have any written options activity.

7. Reclassification Of Capital Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Subsequent Events

  Effective July 1, 2004, the Board of Directors approved certain fee reductions and the use of breakpoints in the calculation of Administration and Custody fees.

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 70          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., 2003 to Present;
  Age 52                          Member, Board of Directors, Tiffany & Co.,
                                  1995 to Present; Vice Chairman, Tiffany &
                                  Co., 1999 to Present; Executive Vice President,
                                  Tiffany & Co., 1992 to 1999.

Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 55                          Officer, Crompton Corp., 2004 to Present;
                                  Senior Vice President and Chief Financial
                                  Officer, Westvaco Corp., 1999 to 2003; Vice
                                  President & Treasurer, Tenneco Inc., 1994 to
                                  1999; Managing Director of Corporate Finance
                                  Group, J.P. Morgan & Co., Inc.; held various
                                  other positions at J.P. Morgan & Co., Inc.
                                  from 1975-1994.

                                                     Principal Occupations
      Director            Position                   During Past Five Years
      --------            --------                   ----------------------
Kim Kelly........... Director            Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                                 Present; Executive Vice President and Chief
                                         Financial Officer, Insight Communication,
                                         1990 to 2003; Chief Operating Officer, Insight
                                         Communications, 1998 to 2003.

John R. Alchin...... Director            Executive Vice President and Treasurer,
  Age 56                                 Comcast Corporation, 1990 to Present.
                                         Managing Director of Toronto Dominion
                                         Bank prior to 1990.

Newton P.S. Merrill. Director            Retired; formally Senior Executive Vice
  Age 64                                 President, The Bank of New York, 1994 to
                                         2003; Executive Vice President and Group
                                         Executive, Bank of Boston, 1991-1994.

Kevin J. Bannon .... President and       Executive Vice President, The Bank of New
  Age 52             Principal Executive York, 1993 to Present.
                     Officer

Michael A. Grunewald Vice President      Manager, Client Services, BISYS Fund Serv-
  Age 33                                 ices, Inc., 1993 to Present.

Sheila McKinney..... Treasurer and       Vice President, Fund Administration Services
  Age 42             Principal           Group, The Bank of New York, 2003 to
                     Accounting Officer  Present; Manager, PricewaterhouseCoopers
                                         LLP, 2002 to 2003, Vice President, Asset
                                         Management, Deutsche Bank, 1995 to 2004.

                                               Principal Occupations
   Director         Position                   During Past Five Years
   --------         --------                   ----------------------

Traci Thelen.. Secretary           Counsel, Legal Services, BISYS Fund Services,
  Age 31                           Inc., 2004 to Present; General Counsel, ALPs
                                   Mutual Fund Services, Inc., 1994 to 2004.

Alaina V. Metz Assistant Secretary Chief Administrator, Administration Services
  Age 36 of BISYS Fund Services, Inc., 1995 to Pres-ent; Supervisor of Mutual Fund Legal
                                   Department, Alliance Capital Management,
                                   1989 to 1995.

Daniel J. Igo. Assistant Secretary Senior Paralegal, Legal Services, BISYS Fund
  Age 33                           Services, Inc., 2004 to Present; Manager, State
                                   Street Research & Management Company,
                                   2003 to 2004; Senior Legal Manager, Colum-bia Management Group, Inc., 2002 to 2003;
                                   Senior Manager, PFPC, Inc., 1998 to 2002.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                   SAR-CRT 6/04

ITEM 2.   CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY & AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 10.  CONTROLS AND PROCEDURES.

a) Based on their evaluation on August 23rd, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and sub-administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

ITEM 11.  EXHIBITS.

(a)(1)  The Code of Ethics: not applicable for semi-annual reports.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By:     /s/  Kevin J. Bannon
        -----------------------------------------
Name:   Kevin J. Bannon
Title:  President and Principal Executive Officer
Date:   August 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Kevin J. Bannon
        -----------------------------------------
Name:   Kevin J. Bannon
Title:  President and Principal Executive Officer
Date:   August 23, 2004


By:     /s/ Sheila McKinney
        -----------------------------------------
Name:   Sheila McKinney
Title:  Treasurer and Principal Financial Officer
Date:   August 23, 2004